UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Overseas Value Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	12

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	22

Shareholder Meeting Results	24

Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Overseas Value Fund

Performance of a $10,000 investment 03/31/08 – 08/31/10 ($)

Sales charge	without	with
Class Z	7,292	n/a

The table above shows the change in value of a hypothetical $10,000 investment in Class Z shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	Z
Inception	03/31/08
Sales charge	without
6-month (cumulative)	–3.74
1-year	–6.05
Life	–12.24

Average annual total return as of 09/30/10 (%)

Share class	Z
Sales charge	without
6-month (cumulative)	0.41
1-year	–0.02
Life	–8.44

The Fund commenced operations on March 31, 2008. The returns shown do not reflect any sales charges and have not been adjusted to reflect differences in expenses. If difference in expenses were reflected, the return shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-426-3750 for daily and most recent month-end performance updates.

Summary

6-month (cumulative) returns as of 08/31/10

–3.74%

Class Z shares (without sales charge)

–4.36%

MSCI EAFE Value Index (Net)[1]

Annual operating expense ratio (%)*

Class Z	3.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class Z	6.70

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class Z	0.02

1

Understanding Your Expenses – Columbia Overseas Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available by calling Shareholder Services at 800.426.3750.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class Z	1,000.00	1,000.00	962.60	1,019.41	5.69	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period for would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Overseas Value Fund

August 31, 2010 (Unaudited)

Common Stocks – 100.1%
	Shares	Value ($)
Consumer Discretionary – 7.5%
Automobiles – 2.7%
Honda Motor Co., Ltd.	1,500	49,445
Nissan Motor Co., Ltd. (a)	6,300	47,992
Toyota Motor Corp.	3,000	101,809
Automobiles Total		199,246
Leisure Equipment & Products – 0.8%
Altek Corp.	38,000	55,805
Leisure Equipment & Products Total		55,805
Media – 1.1%
Daiichikosho Co., Ltd.	5,300	81,346
Media Total		81,346
Specialty Retail – 2.3%
Game Group PLC	46,600	47,254
Halfords Group PLC	6,070	44,963
USS Co., Ltd.	1,010	74,694
Specialty Retail Total		166,911
Textiles, Apparel & Luxury Goods – 0.6%
LG Fashion Corp.	1,920	47,729
Textiles, Apparel & Luxury Goods Total		47,729
Consumer Discretionary Total		551,037
Consumer Staples – 2.6%
Beverages – 0.6%
Cott Corp. (a)(b)	6,011	41,476
Beverages Total		41,476
Food & Staples Retailing – 1.3%
Koninklijke Ahold NV	5,097	62,616
Matsumotokiyoshi Holdings Co., Ltd.	1,900	36,029
Food & Staples Retailing Total		98,645
Food Products – 0.7%
Balrampur Chini Mills Ltd.	27,154	48,516
Food Products Total		48,516
Consumer Staples Total		188,637
Energy – 11.4%
Energy Equipment & Services – 1.5%
Noble Corp.	1,833	57,043
Shinko Plantech Co., Ltd.	6,500	51,124
Energy Equipment & Services Total		108,167
Oil, Gas & Consumable Fuels – 9.9%
AWE Ltd. (a)	24,163	33,642
BP PLC	25,156	146,114
ENI SpA	3,934	77,750
Rosneft Oil Co., GDR	5,543	34,899

	Shares	Value ($)
Royal Dutch Shell PLC, Class B	7,447	189,800
Total SA	4,455	207,445
Yanzhou Coal Mining Co., Ltd., Class H	15,400	31,664
Oil, Gas & Consumable Fuels Total		721,314
Energy Total		829,481
Financials – 36.7%
Capital Markets – 4.7%
Credit Suisse Group AG, Registered Shares	2,095	91,534
Deutsche Bank AG, Registered Shares	1,675	105,209
ICAP PLC	6,203	39,004
Intermediate Capital Group PLC	14,737	61,423
Tokai Tokyo Financial Holdings, Inc.	13,000	42,997
Capital Markets Total		340,167
Commercial Banks – 17.9%
Australia & New Zealand Banking Group Ltd.	5,779	116,904
Banco Bilbao Vizcaya Argentaria SA	10,387	125,197
Banco Santander SA	19,158	223,909
Bangkok Bank PCL, Foreign Registered Shares	9,800	46,234
Bank of China Ltd., Class H	89,000	44,900
BNP Paribas	1,957	121,731
Commonwealth Bank of Australia	1,511	67,831
Governor & Co. of the Bank of Ireland (a)	57,350	55,647
HSBC Holdings PLC	22,533	222,002
Mitsubishi UFJ Financial Group, Inc.	6,900	32,873
National Bank of Canada	768	44,351
National Bank of Greece SA (a)	3,353	42,537
National Bank of Pakistan	38,206	28,684
Sumitomo Mitsui Financial Group, Inc.	3,200	95,072
Turkiye Is Bankasi, Class C	11,536	42,082
Commercial Banks Total		1,309,954
Diversified Financial Services – 2.0%
Fuyo General Lease Co., Ltd.	2,300	60,558
ING Groep NV (a)	9,970	88,148
Diversified Financial Services Total		148,706
Insurance – 7.9%
Allianz SE, Registered Shares	559	57,324
Baloise Holding AG, Registered Shares	962	77,888
Brit Insurance Holdings NV	4,636	68,285

See Accompanying Notes to Financial Statements.

3

Columbia Overseas Value Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Lincoln National Corp.	2,004	46,813
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	565	71,807
Sampo Oyj, Class A	3,222	77,503
XL Group PLC	2,578	46,172
Zurich Financial Services AG, Registered Shares	576	128,289
Insurance Total		574,081
Real Estate Investment Trusts (REITs) – 1.6%
Japan Retail Fund Investment Corp.	57	76,286
Wereldhave NV	473	38,934
Real Estate Investment Trusts (REITs) Total		115,220
Real Estate Management & Development – 2.6%
Cheung Kong Holdings Ltd.	5,700	72,241
Hongkong Land Holdings Ltd.	12,000	64,396
Sinolink Worldwide Holdings Ltd.	352,000	52,176
Real Estate Management & Development Total		188,813
Financials Total		2,676,941
Health Care – 6.7%
Health Care Providers & Services – 0.8%
Miraca Holdings, Inc.	1,800	60,238
Health Care Providers & Services Total		60,238
Pharmaceuticals – 5.9%
AstraZeneca PLC	3,182	157,241
Recordati SpA	8,921	70,011
Sanofi-Aventis SA	2,517	143,896
Santen Pharmaceutical Co., Ltd.	1,700	60,873
Pharmaceuticals Total		432,021
Health Care Total		492,259
Industrials – 7.7%
Airlines – 0.5%
Turk Hava Yollari A.O. (a)	12,303	38,601
Airlines Total		38,601
Commercial Services & Supplies – 1.0%
Aeon Delight Co., Ltd.	3,900	73,013
Commercial Services & Supplies Total		73,013
Industrial Conglomerates – 1.6%
DCC PLC	2,898	72,485
Tyco International Ltd.	1,189	44,326
Industrial Conglomerates Total		116,811
Machinery – 0.5%
Demag Cranes AG (a)	1,266	38,629
Machinery Total		38,629

	Shares	Value ($)
Professional Services – 1.6%
Atkins WS PLC	6,972	72,765
Teleperformance	1,683	40,571
Professional Services Total		113,336
Trading Companies & Distributors – 2.5%
ITOCHU Corp.	6,700	54,549
Kloeckner & Co., SE (a)	2,433	47,189
Mitsui & Co., Ltd.	6,300	82,328
Trading Companies & Distributors Total		184,066
Industrials Total		564,456
Information Technology – 3.5%
Electronic Equipment, Instruments & Components – 1.3%
FUJIFILM Holdings Corp.	1,400	42,376
Venture Corp., Ltd.	8,000	51,314
Electronic Equipment, Instruments & Components Total		93,690
IT Services – 0.7%
Groupe Steria SCA	2,004	49,171
IT Services Total		49,171
Office Electronics – 0.8%
Canon, Inc.	1,500	61,297
Office Electronics Total		61,297
Semiconductors & Semiconductor Equipment – 0.7%
Macronix International	94,267	50,255
Semiconductors & Semiconductor Equipment Total		50,255
Information Technology Total		254,413
Materials – 4.6%
Chemicals – 2.7%
BASF SE	895	46,853
Clariant AG, Registered Shares (a)	3,898	49,951
Kansai Paint Co., Ltd.	8,000	66,448
Makhteshim-Agan Industries Ltd.	9,737	33,600
Chemicals Total		196,852
Metals & Mining – 1.1%
Aurubis AG	643	25,473
Eastern Platinum Ltd. (a)	32,200	32,310
First Quantum Minerals Ltd.	446	25,714
Metals & Mining Total		83,497
Paper & Forest Products – 0.8%
Svenska Cellulosa AB, Class B	4,205	55,756
Paper & Forest Products Total		55,756
Materials Total		336,105

See Accompanying Notes to Financial Statements.

4

Columbia Overseas Value Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 10.7%
Diversified Telecommunication Services – 6.0%
BCE, Inc.	2,738	85,682
Nippon Telegraph & Telephone Corp.	2,100	90,306
Tele2 AB, Class B	4,665	83,761
Telefonica SA	4,289	94,615
Telenor ASA	5,762	84,153
Diversified Telecommunication Services Total		438,517
Wireless Telecommunication Services – 4.7%
Freenet AG	7,523	75,729
Softbank Corp.	2,400	68,734
Vivo Participacoes SA, ADR	1,769	42,456
Vodafone Group PLC	63,007	152,170
Wireless Telecommunication Services Total		339,089
Telecommunication Services Total		777,606
Utilities – 8.7%
Electric Utilities – 4.2%
E.ON AG	1,891	52,951
Enel SpA	23,300	110,552
Fortum Oyj	3,457	79,413
Okinawa Electric Power Co., Inc.	1,200	63,431
Electric Utilities Total		306,347
Independent Power Producers & Energy Traders – 1.4%
Drax Group PLC	9,551	57,949
Energy Development Corp.	445,000	45,518
Independent Power Producers & Energy Traders Total		103,467
Multi-Utilities – 2.2%
AGL Energy Ltd.	3,658	48,940
RWE AG	1,681	109,486
Multi-Utilities Total		158,426
Water Utilities – 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	1,800	34,242
Guangdong Investment Ltd.	62,000	30,291
Water Utilities Total		64,533
Utilities Total		632,773
Total Common Stocks (cost of $8,005,250)		7,303,708
Total Investments – 100.1% (cost of $8,005,250) (c)		7,303,708
Other Assets & Liabilities, Net – (0.1)%		(6,573)
Net Assets – 100.0%		7,297,135

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written option contracts.

(c)  Cost for federal income tax purposes is $8,005,250.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$551,037	$—	$551,037
Consumer Staples	41,476	147,161	—	188,637
Energy	91,942	737,539	—	829,481
Financials	201,732	2,475,209	—	2,676,941
Health Care	—	492,259	—	492,259
Industrials	44,326	520,130	—	564,456
Information Technology	—	254,413	—	254,413
Materials	58,024	278,081	—	336,105
Telecommunication Services	128,138	649,468	—	777,606
Utilities	34,242	598,531	—	632,773
Total Common Stocks	599,880	6,703,828	—	7,303,708
Total Investments	599,880	6,703,828	—	7,303,708
Value of Written Call Option Contracts	(1,200)	—	—	(1,200)
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	12,032	—	12,032
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(12,768)	—	(12,768)
Total	$598,680	$6,703,092	$—	$7,301,772

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on August 31, 2010, are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$350,882	$354,156	11/18/10	$(3,274)
EUR	310,441	315,462	11/18/10	(5,021)
GBP	39,855	40,646	11/18/10	(791)
JPY	203,269	200,270	11/18/10	2,999
JPY	22,123	22,010	11/18/10	113
SEK	47,830	48,098	11/18/10	(268)
SGD	42,051	42,154	11/18/10	(103)
				$(6,345)

See Accompanying Notes to Financial Statements.

5

Columbia Overseas Value Fund

August 31, 2010 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$22,040	$22,027	11/18/10	$(13)
CAD	208,842	215,731	11/18/10	6,889
CHF	194,180	191,199	11/18/10	(2,981)
DKK	14,810	15,050	11/18/10	240
KRW	44,067	45,117	11/18/10	1,050
SEK	14,727	14,758	11/18/10	31
THB	43,256	42,939	11/18/10	(317)
TWD	115,569	116,279	11/18/10	710
				$5,609

At August 31, 2010, the Fund held the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Cott Corp.	$7.50	60	09/18/10	$240	$(1,200)
Total written call options (proceeds $240)

For the six months ended August 31, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2010	3	$192
Options written	118	2,358
Options terminated in closing purchase transactions	(37)	(1,205)
Options exercised	—	—
Options expired	(24)	(1,105)
Options outstanding at August 31, 2010	60	$240

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country	Value	% of Total Investments
Japan	$1,473,818	20.2
United Kingdom	1,258,970	17.2
Germany	630,648	8.6
France	562,814	7.7
Spain	443,721	6.1
Switzerland	347,663	4.8
Australia	267,318	3.7
Italy	258,312	3.5
Canada	229,533	3.1
United States	194,354	2.6
Netherlands	189,698	2.6
Hong Kong	188,813	2.6
Finland	156,916	2.1
Sweden	139,517	1.9
Ireland	128,133	1.7
China	106,854	1.5
Taiwan	106,060	1.5
Norway	84,153	1.1
Turkey	80,683	1.1
Brazil	76,698	1.1
Singapore	51,314	0.7
India	48,516	0.7
South Korea	47,729	0.7
Thailand	46,234	0.6
Philippines	45,519	0.6

Summary of Securities by Country (continued)	Value	% of Total Investments
Greece	$42,537	0.6
Russia	34,899	0.5
Israel	33,600	0.5
Pakistan	28,684	0.4
	$7,303,708	100.0

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

GDR	Global Depository Receipt

JPY	Japanese Yen

KRW	South Korean Won

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Overseas Value Fund

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at cost	8,005,250
	Investments, at value	7,303,708
	Cash	83,832
	Foreign currency (cost of $5,573)	5,577
	Unrealized appreciation on forward foreign currency exchange contracts	12,032
	Receivable for:
	Dividends	18,338
	Foreign tax reclaims	10,783
	Expense reimbursement due from investment advisor	14,523
	Prepaid expenses	156
	Total Assets	7,448,949
Liabilities	Written options, at value (premium of $240)	1,200
	Unrealized depreciation on forward foreign currency exchange contracts	12,768
	Payable for:
	Investments purchased	59,079
	Foreign capital gains taxes withheld	441
	Investment advisory fee	5,490
	Administration fee	311
	Pricing and bookkeeping fees	2,427
	Transfer agent fee	87
	Trustees' fees	18,779
	Audit fee	15,884
	Legal fee	15,385
	Custody fee	4,791
	Chief compliance officer expenses	1
	Other liabilities	15,171
	Total Liabilities	151,814
	Net Assets	7,297,135
Net Assets Consist of	Paid-in capital	10,549,276
	Undistributed net investment income	51,227
	Accumulated net realized loss	(2,599,623)
	Net unrealized appreciation (depreciation) on:
	Investments	(701,542)
	Foreign currency translations and forward foreign currency exchange contracts	(802)
	Written options	(960)
	Foreign capital gains tax	(441)
	Net Assets	7,297,135
	Net assets	$7,297,135
	Shares outstanding	1,088,419
	Net asset value, offering and redemption price per share	$6.70

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia Overseas Value Fund

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	184,114
	Interest	3
	Foreign taxes withheld	(17,778)
	Total Investment Income	166,339
Expenses	Investment advisory fee	30,964
	Administration fee	1,888
	Transfer agent fee	9
	Pricing and bookkeeping fees	6,514
	Trustees' fees	22,060
	Custody fee	16,317
	Audit fee	16,348
	Legal fees	14,361
	Reports to shareholders	12,405
	Chief compliance officer expenses	451
	Other expenses	4,302
	Total Expenses	125,619
	Fees waived or expenses reimbursed by investment advisor	(82,186)
	Expense reductions	(6)
	Net Expenses	43,427
	Net Investment Income	122,912
Net Realized and Unrealized Gain (Loss) on Investments, Written Options, Foreign Capital Gains Tax and Foreign Currency	Net realized gain (loss) on:
	Investments	159,250
	Foreign currency transactions and forward foreign currency exchange contracts	(82,968)
	Written options	1,193
	Net realized gain	77,475
	Net change in unrealized appreciation (depreciation) on:
	Investments	(517,880)
	Foreign currency translations and forward foreign currency exchange contracts	44,603
	Written options	(1,071)
	Foreign capital gains tax	(429)
	Net change in unrealized appreciation (depreciation)	(474,777)
	Net Loss	(397,302)
	Net Decrease Resulting from Operations	(274,390)

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia Overseas Value Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income	122,912	174,290
	Net realized gain (loss) on investments, futures contracts, written options, foreign currency transactions and forward foreign currency exchange contracts	77,475	(354,737)
	Net change in unrealized appreciation (depreciation) on investments, written options, foreign capital gains tax, foreign currency translations and forward foreign currency exchange contracts	(474,777)	3,087,630
	Net increase (decrease) resulting from operations	(274,390)	2,907,183
Distributions to Shareholders	From net investment income	(19,971)	(293,672)
	Net Capital Stock Transactions	19,971	293,672
	Total increase (decrease) in net assets	(274,390)	2,907,183
Net Assets	Beginning of period	7,571,525	4,664,342
	End of period	7,297,135	7,571,525
	Undistributed (overdistributed) net investment income at end of period	51,227	(51,714)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets (continued) – Columbia Overseas Value Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Distributions reinvested	3,022	19,971	40,674	293,672
Net increase	3,022	19,971	40,674	293,672

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Overseas Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$6.98		$4.46	$10.00
Income from Investment Operations:
Net investment income (b)	0.11		0.17	0.27
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign capital gains tax and foreign currency	(0.37)		2.63	(5.56)
Total from investment operations	(0.26)		2.80	(5.29)
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.28)	(0.23)
From return of capital	—		—	(0.02)
Total distributions to shareholders	(0.02)		(0.28)	(0.25)
Net Asset Value, End of Period	$6.70		$6.98	$4.46
Total return (c)(d)	(3.74	)%(e)	62.60%	(53.41	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.15	%(g)	1.14%	1.10	%(g)
Waiver/Reimbursement	2.18	%(g)	1.88%	2.89	%(g)
Net investment income (f)	3.26	%(g)	2.46%	3.72	%(g)
Portfolio turnover rate	25	%(e)	62%	66	%(e)
Net assets, end of period (000s)	$7,297		$7,572	$4,664

(a)  The Fund commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements – Columbia Overseas Value Fund

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Overseas Value Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and may offer four classes of shares: Class A, Class C, Class R and Class Z shares. At August 31, 2010, only Class Z shares were offered. At August 31, 2010, shares of the Fund were not publicly offered.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally

12

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

13

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from:
Ordinary Income*	$293,672

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$628,001
Unrealized depreciation	(1,329,543)
Net unrealized depreciation	$(701,542)

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income

14

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$584,061
2018	2,028,503
$2,612,564

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee at the annual rate of 0.82% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.05% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the

15

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

The Trust has adopted shareholder servicing plans ("Servicing Plans") for the Class A and Class C shares of the Fund and distribution plans ("Distribution Plans") for the Class C and Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Shareholder Servicing Plan	0.25%	0.25%
Class C Shareholder Servicing Plan	0.25%	0.25%
Class C Distribution Plan	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Class A, Class C and Class R shares were not offered during the period.

16

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.15% annually of the Fund's average daily net assets. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expense by $6 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S.

17

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended August 31, 2010, the Fund entered into 152 forward foreign currency exchange contracts.

Options—The Fund wrote covered call and purchased put options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call and purchased put options become more profitable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended August 31, 2010, the Fund entered into 118 written option contracts.

18

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

The following table is a summary of the value of the Fund's derivative instruments as of August 31, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$12,032	Unrealized depreciation on forward foreign currency exchange contracts	$12,768
		Written options	1,200

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended August 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign exchange rate risk	$(80,744)	$(43,956)
Written options	Equity risk	1,193	(1,071)

Note 7. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,910,406 and $1,890,426, respectively.

Note 8. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption. For the six month period ended August 31, 2010, the Fund received no redemption fees.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 100.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

19

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their

20

Columbia Overseas Value Fund, August 31, 2010 (Unaudited)

contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

21

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

22

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

23

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,085,397	0	0	0

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,085,397	0	0	0

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

24

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-426-3750 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Overseas Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment
Advisers, LLC
100 Federal Street
Boston, MA 02110

25

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Overseas Value Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1260 A (10/10)

Columbia Convertible Securities Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	8

Statement of Operations	10

Statement of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	17

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	24

Shareholder Meeting Results	26

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Convertible Securities Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	12,717	11,985
Class B	11,800	11,800
Class C	11,786	11,786
Class Z	13,043	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	09/25/87		07/15/98		10/21/96		05/21/99
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	2.45	–3.46	2.10	–2.90	2.07	1.07	2.65
1-year	11.16	4.74	10.35	5.35	10.28	9.28	11.41
5-year	1.56	0.37	0.81	0.52	0.80	0.80	1.85
10-year	2.43	1.83	1.67	1.67	1.66	1.66	2.69

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	4.55	–1.48	4.15	–0.85	4.09	3.09	4.67
1-year	13.73	7.21	12.85	7.85	12.83	11.83	14.00
5-year	2.42	1.21	1.65	1.36	1.64	1.64	2.69
10-year	3.16	2.55	2.39	2.39	2.38	2.38	3.42

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The BofAML All Convertibles, All Qualities Index is a widely used index that measures convertible securities performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

+2.45%

Class A shares (without sales charge)

+1.92%

BofAML All Convertibles, All Qualities Index[1]

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	13.03
Class B	12.81
Class C	12.99
Class Z	13.05

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.21
Class B	0.16
Class C	0.16
Class Z	0.22

1

Understanding Your Expenses – Columbia Convertible Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.50	1,019.41	5.87	5.85	1.15
Class B	1,000.00	1,000.00	1,021.00	1,015.63	9.68	9.65	1.90
Class C	1,000.00	1,000.00	1,020.70	1,015.63	9.68	9.65	1.90
Class Z	1,000.00	1,000.00	1,026.50	1,020.67	4.60	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period for would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

Convertible Bonds – 80.3%
	Par ($)	Value ($)
Consumer Discretionary – 9.3%
Auto Components – 1.8%
BorgWarner, Inc. 3.500% 04/15/12	2,080,000	2,984,800
TRW Automotive, Inc. 3.500% 12/01/15 (a)	2,700,000	3,695,625
Auto Components Total		6,680,425
Automobiles – 0.9%
Ford Motor Co. 4.250% 11/15/16	2,400,000	3,330,000
Automobile Total		3,330,000
Diversified Consumer Services – 0.7%
Coinstar, Inc. 4.000% 09/01/14	2,000,000	2,640,000
Diversified Consumer Services Total		2,640,000
Hotels, Restaurants & Leisure – 1.2%
MGM Mirage 4.250% 04/15/15 (a)	5,500,000	4,523,750
Hotels, Restaurants & Leisure Total		4,523,750
Household Durables – 1.1%
DR Horton, Inc. 2.000% 05/15/14	1,900,000	2,028,250
Lennar Corp. 2.000% 12/01/20 (a)	2,250,000	2,013,750
Household Durables Total		4,042,000
Internet & Catalog Retail – 1.0%
priceline.com, Inc. 1.250% 03/15/15 (a)	3,000,000	3,517,500
Internet & Catalog Retail Total		3,517,500
Media – 1.7%
Interpublic Group of Companies, Inc. 4.250% 03/15/23	3,690,000	3,883,725
Liberty Global, Inc. 4.500% 11/15/16 (a)	1,750,000	2,143,750
Media Total		6,027,475
Specialty Retail – 0.9%
Charming Shoppes, Inc. 1.125% 05/01/14	4,000,000	3,185,000
Specialty Retail Total		3,185,000
Consumer Discretionary Total		33,946,150
Consumer Staples – 1.8%
Food Products – 0.9%
Smithfield Foods, Inc. 4.000% 06/30/13	3,000,000	3,071,250
Food Products Total		3,071,250

	Par ($)	Value ($)
Tobacco – 0.9%
Vector Group Ltd. 3.875% 06/15/26 (b)	2,900,000	3,396,625
Tobacco Total		3,396,625
Consumer Staples Total		6,467,875
Energy – 8.4%
Energy Equipment & Services – 3.5%
Cameron International Corp. 2.500% 06/15/26	2,940,000	3,472,875
Hornbeck Offshore Services, Inc. 1.625% 11/15/26 (a)(c) (1.375% 11/15/13)	5,000,000	4,175,000
1.625% 11/15/26 (c) (1.375% 11/15/13)	2,030,000	1,695,050
Transocean, Inc. 1.625% 12/15/37	3,700,000	3,639,875
Energy Equipment & Services Total		12,982,800
Oil, Gas & Consumable Fuels – 4.9%
Alpha Natural Resources, Inc. 2.375% 04/15/15	2,700,000	2,902,500
Chesapeake Energy Corp. 2.750% 11/15/35	4,360,000	4,000,300
International Coal Group, Inc. 4.000% 04/01/17	3,350,000	3,492,375
Massey Energy Co. 3.250% 08/01/15	2,500,000	2,156,250
SM Energy Co. 3.500% 04/01/27	5,000,000	5,250,000
Oil, Gas & Consumable Fuels Total		17,801,425
Energy Total		30,784,225
Financials – 10.2%
Capital Markets – 1.7%
Janus Capital Group, Inc. 3.250% 07/15/14	2,750,000	2,870,313
Knight Capital Group, Inc. 3.500% 03/15/15 (a)	4,000,000	3,555,000
Capital Markets Total		6,425,313
Consumer Finance – 1.4%
Dollar Financial Corp. 3.000% 04/01/28	5,477,000	5,038,840
Consumer Finance Total		5,038,840
Insurance – 0.5%
National Financial Partners Corp. 4.000% 06/15/17 (a)	2,000,000	2,020,000
Insurance Total		2,020,000

See Accompanying Notes to Financial Statements.

3

Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

Convertible Bonds (continued)
	Par ($)	Value ($)
Real Estate Investment Trusts (REITs) – 4.0%
BioMed Realty LP 3.750% 01/15/30 (a)	5,500,000	6,015,625
Boston Properties LP 3.750% 05/15/36	3,500,000	3,801,875
Digital Realty Trust LP 5.500% 04/15/29 (a)	3,250,000	4,810,000
Real Estate Investment Trusts (REITs) Total		14,627,500
Real Estate Management & Development – 0.5%
Forest City Enterprises, Inc. 3.625% 10/15/14	1,800,000	1,756,125
Real Estate Management & Development Total		1,756,125
Thrifts & Mortgage Finance – 2.1%
MGIC Investment Corp. 5.000% 05/01/17	5,700,000	5,521,875
PMI Group, Inc. 4.500% 04/15/20	2,600,000	2,076,750
Thrifts & Mortgage Finance Total		7,598,625
Financials Total		37,466,403
Health Care – 14.5%
Biotechnology – 6.0%
Amylin Pharmaceuticals, Inc. 3.000% 06/15/14	3,600,000	3,222,000
BioMarin Pharmaceuticals, Inc. 1.875% 04/23/17	1,925,000	2,225,781
Gilead Sciences, Inc. 1.625% 05/01/16 (a)	7,500,000	7,406,250
Invitrogen Corp. 3.250% 06/15/25	8,536,000	9,144,190
Biotechnology Total		21,998,221
Health Care Equipment & Supplies – 2.9%
Alere, Inc. 3.000% 05/15/16	1,500,000	1,333,125
Fisher Scientific International, Inc. 3.250% 03/01/24	4,727,000	5,518,773
Medtronic, Inc. 1.625% 04/15/13	3,700,000	3,704,625
Health Care Equipment & Supplies Total		10,556,523
Health Care Providers & Services – 1.3%
Lincare Holdings, Inc. 2.750% 11/01/37	2,500,000	2,496,875
Omnicare, Inc. 3.250% 12/15/35	2,500,000	2,081,250
Health Care Providers & Services Total		4,578,125

	Par ($)	Value ($)
Health Care Technology – 1.2%
Inverness Medical Innovations, Inc. 3.000% 05/15/16 (a)	5,100,000	4,532,625
Health Care Technology Total		4,532,625
Pharmaceuticals – 3.1%
Allergan, Inc. 1.500% 04/01/26 (a)	1,030,000	1,139,437
1.500% 04/01/26	1,535,000	1,698,094
Charles River Laboratories International, Inc. 2.250% 06/15/13	2,750,000	2,598,750
Mylan, Inc. 1.250% 03/15/12	3,714,000	3,760,425
Salix Pharmaceuticals Ltd. 2.750% 05/15/15	2,000,000	2,210,000
Pharmaceuticals Total		11,406,706
Health Care Total		53,072,200
Industrials – 12.6%
Aerospace & Defense – 1.0%
Alliant Techsystems, Inc. 3.000% 08/15/24	3,450,000	3,631,125
Aerospace & Defense Total		3,631,125
Airlines – 2.4%
AirTran Holdings, Inc. 5.250% 11/01/16	2,750,000	2,767,187
UAL Corp. 4.500% 06/30/21	6,200,000	6,246,500
Airlines Total		9,013,687
Commercial Services & Supplies – 0.7%
Covanta Holding Corp. 3.250% 06/01/14	2,500,000	2,659,375
Commercial Services & Supplies Total		2,659,375
Conglomerates – 0.4%
Textron, Inc. 4.500% 05/01/13	1,100,000	1,632,125
Conglomerates Total		1,632,125
Construction Materials – 1.0%
Cemex SAB de CV 4.875% 03/15/15 (a)	4,000,000	3,595,000
Construction Materials Total		3,595,000
Containers & Packaging – 1.2%
Owens-Brockway Glass Container, Inc. 3.000% 06/01/15 (a)	4,500,000	4,269,375
Containers & Packaging Total		4,269,375

See Accompanying Notes to Financial Statements.

4

Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

Convertible Bonds (continued)
	Par ($)	Value ($)
Electrical Equipment – 0.9%
General Cable Corp. 4.500% 11/15/29 (c) (2.250% 11/15/19)	3,700,000	3,228,250
Electrical Equipment Total		3,228,250
Machinery – 3.9%
Barnes Group, Inc. 3.750% 08/01/25	3,700,000	3,690,750
Ingersoll-Rand Global Holding Co. Ltd. 4.500% 04/15/12	950,000	1,778,875
Navistar International Corp. 3.000% 10/15/14	4,800,000	5,238,000
Trinity Industries, Inc. 3.875% 06/01/36	4,220,000	3,492,050
Machinery Total		14,199,675
Marine – 1.1%
DryShips, Inc. 5.000% 12/01/14	5,000,000	4,000,000
Marine Total		4,000,000
Industrials Total		46,228,612
Information Technology – 17.7%
Communications Equipment – 1.6%
Arris Group, Inc. 2.000% 11/15/26	3,585,000	3,432,637
CommScope, Inc. 3.250% 07/01/15	2,450,000	2,471,438
Communications Equipment Total		5,904,075
Computers & Peripherals – 3.2%
EMC Corp. 1.750% 12/01/11	3,500,000	4,265,625
1.750% 12/01/13	4,500,000	5,754,375
SanDisk Corp. 1.500% 08/15/17	2,000,000	1,755,000
Computers & Peripherals Total		11,775,000
Internet Software & Services – 2.4%
Digital River, Inc. 1.250% 01/01/24	1,900,000	1,919,000
Equinix, Inc. 3.000% 10/15/14	4,000,000	4,145,000
Telvent GIT SA 5.500% 04/15/15 (a)	2,750,000	2,612,500
Internet Software & Services Total		8,676,500
IT Services – 2.1%
CACI International, Inc. 2.125% 05/01/14	2,000,000	1,967,500

	Par ($)	Value ($)
DST Systems, Inc. 4.125% 08/15/23 (08/15/13) (b)	5,400,000	5,751,000
IT Services Total		7,718,500
Semiconductors & Semiconductor Equipment – 4.1%
Advanced Micro Devices, Inc. 6.000% 05/01/15	3,623,000	3,546,011
Micron Technology, Inc. 1.875% 06/01/14	6,560,000	5,649,800
ON Semiconductor Corp. 2.625% 12/15/26	4,145,000	3,948,113
Xilinx, Inc. 3.125% 03/15/37	1,860,000	1,664,700
Semiconductors & Semiconductor Equipment Total		14,808,624
Software – 4.3%
Cadence Design Systems, Inc. 2.625% 06/01/15 (a)	2,500,000	2,731,250
Informatica Corp. 3.000% 03/15/26	1,650,000	2,685,375
Nuance Communications, Inc. 2.750% 08/15/27	1,925,000	2,011,625
Rovi Corp. 2.625% 02/15/40 (a)	3,500,000	3,928,750
Salesforce.com, Inc. 0.750% 01/15/15 (a)	2,100,000	2,926,875
Take-Two Interactive Software, Inc. 4.375% 06/01/14	1,450,000	1,508,000
Software Total		15,791,875
Information Technology Total		64,674,574
Materials – 3.9%
Metals & Mining – 3.9%
Newmont Mining Corp. 3.000% 02/15/12	3,000,000	4,196,250
Steel Dynamics, Inc. 5.125% 06/15/14	3,200,000	3,568,000
Sterlite Industries India Ltd. 4.000% 10/30/14	4,500,000	4,117,500
United States Steel Corp. 4.000% 05/15/14	1,500,000	2,257,500
Metals & Mining Total		14,139,250
Materials Total		14,139,250

See Accompanying Notes to Financial Statements.

5

Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

Convertible Bonds (continued)
	Par ($)	Value ($)
Telecommunication Services – 0.6%
Wireless Telecommunication Services – 0.6%
Leap Wireless International, Inc. 4.500% 07/15/14	2,400,000	2,088,000
Wireless Telecommunication Services Total		2,088,000
Telecommunication Services Total		2,088,000
Utilities – 1.3%
Multi-Utilities – 1.3%
CMS Energy Corp. 5.500% 06/15/29	3,650,000	4,754,125
Multi-Utilities Total		4,754,125
Utilities Total		4,754,125
Total Convertible Bonds (cost of $288,170,493)		293,621,414
Convertible Preferred Stocks – 17.5%
	Shares
Consumer Discretionary – 2.8%
Automobiles – 2.8%
Ford Motor Co. Capital Trust II, 6.500%	225,000	10,397,250
Automobiles Total		10,397,250
Consumer Discretionary Total		10,397,250
Consumer Staples – 2.0%
Food Products – 2.0%
Deutsche Bank AG, 7.250% (a)(d)	90,000	3,631,500
Dole Food Automatic Common Exchange Security Trust, 7.000% (a)	390,000	3,485,625
Food Products Total		7,117,125
Consumer Staples Total		7,117,125
Energy – 2.3%
Oil, Gas & Consumable Fuels – 2.3%
Apache Corp., 6.000%	80,000	4,322,400
El Paso Corp., 4.990% (a)	4,000	4,185,000
Oil, Gas & Consumable Fuels Total		8,507,400
Energy Total		8,507,400
Financials – 8.4%
Commercial Banks – 1.0%
Fifth Third Bancorp., 8.500%	30,000	3,746,250
Commercial Banks Total		3,746,250
Diversified Financial Services – 5.9%
Bank of America Corp., 7.250%	6,725	6,388,750

	Shares	Value ($)
Citigroup, Inc., 7.500%	87,000	9,957,150
Goldman Sachs Group, Inc. (a)	183,921	3,301,566
Omnicare Capital Trust II, 4.000%	55,000	1,798,500
Diversified Financial Services Total		21,445,966
Insurance – 0.9%
American International Group, Inc., 8.500%	452,500	3,339,450
Insurance Total		3,339,450
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities, Inc., Series D, 7.000%	90,000	2,088,000
Real Estate Investment Trusts (REITs) Total		2,088,000
Financials Total		30,619,666
Utilities – 2.0%
Electric Utilities – 2.0%
Great Plains Energy, Inc., 12.000%	51,500	3,193,000
PPL Corp., CPN	75,000	4,234,500
Electric Utilities Total		7,427,500
Utilities Total		7,427,500
Total Convertible Preferred Stocks (cost of $68,707,414)		64,068,941
Common Stock – 0.0%
Financials – 0.0%
Insurance – 0.0%
MetLife, Inc.	2	75
Insurance Total		75
Financials Total		75
Total Common Stock (cost of $93)		75
Short-Term Obligation – 0.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by U.S. Government Agency obligation maturing 01/21/14, market value $1,647,263 (repurchase proceeds $1,612,009)	1,612,000	1,612,000
Total Short-Term Obligation (cost of $1,612,000)		1,612,000

See Accompanying Notes to Financial Statements.

6

Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

Value ($)
Total Investments – 98.3% (cost of $358,490,000) (e)	359,302,430
Other Assets & Liabilities, Net – 1.7%	6,355,940
Net Assets – 100.0%	365,658,370

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, these securities, which are not illiquid, amounted to $84,215,753, which represents 23.0% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2010.

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Zero coupon bond.

(e)  Cost for federal income tax purposes is $358,490,000.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Convertible Bonds	$—	$293,621,414	$—	$293,621,414
Convertible Preferred Stocks
Consumer Discretionary	10,397,250	—	—	10,397,250
Consumer Staples	—	7,117,125	—	7,117,125
Energy	4,322,400	4,185,000	—	8,507,400
Financials	26,873,416	3,746,250	—	30,619,666
Utilities	3,193,000	4,234,500	—	7,427,500
Total Convertible Preferred Stocks	44,786,066	19,282,875	—	64,068,941
Total Common Stock	75	—	—	75
Total Short-Term Obligation	—	1,612,000	—	1,612,000
Total Investments	$44,786,141	$314,516,289	$—	$359,302,430

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the six month period ending August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2010
Convertible Bonds	$4,789,500	$—	$(184,995)	$210,500	$—	$(4,815,005)	$—	$—	$—
Convertible Preferred Stocks	4,440,770	—	(1,045,198)	559,278	—	(3,954,850)	—	—	—
Total	$9,230,270	$—	$(1,230,193)	$769,778	$—	$(8,769,855)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the asset allocation of the Fund was as follows:

Asset Allocation	% of Net Assets
Convertible Bonds	80.3
Convertible Preferred Stocks	17.5
Common Stock	0.0	*
	97.8
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	1.7
	100.0

*  Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	358,490,000
	Investments, at value	359,302,430
	Cash	191
	Receivable for:
	Investments sold	5,791,258
	Fund shares sold	19,750
	Dividends	77,250
	Interest	2,570,173
	Expense reimbursement due from investment advisor	61,953
	Prepaid expenses	8,558
	Total Assets	367,831,563
Liabilities	Payable for:
	Investments purchased	954,460
	Fund shares repurchased	618,756
	Investment advisory fee	209,158
	Administration fee	46,768
	Pricing and bookkeeping fees	11,010
	Transfer agent fee	8,306
	Trustees' fees	74,172
	Custody fee	1,817
	Distribution and service fees	78,074
	Chief compliance officer expenses	5
	Reports to shareholders	153,524
	Other liabilities	17,143
	Total Liabilities	2,173,193
	Net Assets	365,658,370
Net Assets Consist of	Paid-in capital	456,544,993
	Undistributed net investment income	3,499,063
	Accumulated net realized loss	(95,198,116)
	Net unrealized appreciation on investments	812,430
	Net Assets	365,658,370

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities (continued) – Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

Class A	Net assets	$188,114,510
	Shares outstanding	14,434,825
	Net asset value per share	$13.03	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$13.82	(b)
Class B	Net assets	$14,954,568
	Shares outstanding	1,167,562
	Net asset value and offering price per share	$12.81	(a)
Class C	Net assets	$19,136,132
	Shares outstanding	1,472,695
	Net asset value and offering price per share	$12.99	(a)
Class Z	Net assets	$143,453,160
	Shares outstanding	10,993,713
	Net asset value, offering and redemption price per share	$13.05

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia Convertible Securities Fund

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	4,294,613
	Interest	5,454,332
	Total Investment Income	9,748,945
Expenses	Investment advisory fee	1,331,404
	Administration fee	298,530
	Distribution fee:
	Class B	73,691
	Class C	75,691
	Service fee:
	Class B	24,668
	Class C	25,230
	Distribution and service fees:
	Class A	245,135
	Transfer agent fee	221,789
	Pricing and bookkeeping fees	56,335
	Trustees' fees	24,017
	Custody fee	5,932
	Chief compliance officer expenses	544
	Other expenses	148,953
	Expenses before interest expense	2,531,919
	Interest expense	196
	Total Expenses	2,532,115
	Fees waived or expenses reimbursed by investment advisor	(246,451)
	Expense reductions	(88)
	Net Expenses	2,285,576
	Net Investment Income	7,463,369
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	18,865,692
	Net change in unrealized depreciation on investments	(15,482,168)
	Net Gain	3,383,524
	Net Increase Resulting from Operations	10,846,893

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Convertible Securities Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income	7,463,369	12,829,250
	Net realized gain on investments and foreign currency transactions	18,865,692	15,826,478
	Net change in unrealized appreciation (depreciation) on investments	(15,482,168)	97,282,239
	Net increase resulting from operations	10,846,893	125,937,967
Distributions to Shareholders	From net investment income:
	Class A	(3,029,586)	(5,127,702)
	Class B	(236,754)	(632,843)
	Class C	(238,918)	(430,613)
	Class Z	(2,926,322)	(6,553,878)
	Total distributions to shareholders	(6,431,580)	(12,745,036)
	Net Capital Stock Transactions	(72,857,030)	(74,409,319)
	Increase from regulatory settlements	—	130,285
	Total increase (decrease) in net assets	(68,441,717)	38,913,897
Net Assets	Beginning of period	434,100,087	395,186,190
	End of period	365,658,370	434,100,087
	Undistributed net investment income at end of period	3,499,063	2,467,274

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Columbia Convertible Securities Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,181,254	15,719,655	1,675,265	19,386,163
Distributions reinvested	204,346	2,679,109	392,420	4,565,152
Redemptions	(1,771,352)	(23,327,677)	(2,848,283)	(33,289,324)
Net decrease	(385,752)	(4,928,913)	(780,598)	(9,338,009)
Class B
Subscriptions	8,623	113,727	72,049	795,052
Distributions reinvested	14,594	188,462	45,129	511,890
Redemptions	(755,773)	(9,881,096)	(1,470,640)	(16,857,638)
Net decrease	(732,556)	(9,578,907)	(1,353,462)	(15,550,696)
Class C
Subscriptions	76,426	1,010,375	94,067	1,070,843
Distributions reinvested	11,082	144,825	21,390	248,054
Redemptions	(175,409)	(2,313,855)	(395,254)	(4,679,053)
Net decrease	(87,901)	(1,158,655)	(279,797)	(3,360,156)
Class Z
Subscriptions	569,256	7,619,036	3,210,315	37,132,745
Distributions reinvested	75,740	994,401	157,678	1,840,625
Redemptions	(4,998,123)	(65,803,992)	(7,156,420)	(85,133,828)
Net decrease	(4,353,127)	(57,190,555)	(3,788,427)	(46,160,458)

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$12.92		$9.93	$14.90		$16.62		$17.59		$17.35		$17.33
Income from Investment Operations:
Net investment income (c)	0.24		0.34	0.29		0.32		0.35		0.41		0.43
Net realized and unrealized gain (loss) on investments, foreign currency and written options	0.08		2.99	(4.73)		(0.27)		0.91		1.32		0.24
Total from investment operations	0.32		3.33	(4.44)		0.05		1.26		1.73		0.67
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.34)	(0.30)		(0.38)		(0.43)		(0.42)		(0.50)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.21)		(0.34)	(0.53)		(1.77)		(2.23)		(1.49)		(0.65)
Increase from regulatory settlements	—		— (d)	—		—		—		—		—
Net Asset Value, End of Period	$13.03		$12.92	$9.93		$14.90		$16.62		$17.59		$17.35
Total return (e)(f)	2.45	%(g)	33.91%	(30.64)%		(0.22)%		7.96	%(g)	10.54%		3.87%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.15	%(i)	1.20%	1.21%		1.18%		1.16	%(i)	1.09%		1.16%
Interest expense	—	%(i)(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	1.15	%(i)	1.20%	1.21%		1.18%		1.16	%(i)	1.09%		1.16%
Waiver/Reimbursement	0.12	%(i)	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	3.65	%(i)	2.88%	2.33%		1.91%		2.25	%(i)	2.39%		2.50%
Portfolio turnover rate	64	%(g)	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$188,115		$191,414	$154,987		$274,370		$328,023		$352,010		$373,390

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$12.70		$9.77	$14.66		$16.37		$17.38		$17.16		$17.15
Income from Investment Operations:
Net investment income (c)	0.19		0.24	0.19		0.19		0.23		0.28		0.30
Net realized and unrealized gain (loss) on investments, foreign currency and written options	0.08		2.94	(4.65)		(0.26)		0.90		1.30		0.23
Total from investment operations	0.27		3.18	(4.46)		(0.07)		1.13		1.58		0.53
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.25)	(0.20)		(0.25)		(0.34)		(0.29)		(0.37)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.16)		(0.25)	(0.43)		(1.64)		(2.14)		(1.36)		(0.52)
Increase from regulatory settlements	—		— (d)	—		—		—		—		—
Net Asset Value, End of Period	$12.81		$12.70	$9.77		$14.66		$16.37		$17.38		$17.16
Total return (e)(f)	2.10	%(g)	32.86%	(31.14)%		(0.92)%		7.19	%(g)	9.72%		3.08%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.90	%(i)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Interest expense	—	%(i)(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	1.90	%(i)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Waiver/Reimbursement	0.12	%(i)	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	2.86	%(i)	2.10%	1.53%		1.16%		1.50	%(i)	1.64%		1.75%
Portfolio turnover rate	64	%(g)	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$14,955		$24,126	$31,792		$74,074		$99,360		$116,566		$143,194

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$12.88		$9.91	$14.86		$16.58		$17.57		$17.34		$17.31
Income from Investment Operations:
Net investment income (c)	0.19		0.25	0.20		0.19		0.23		0.28		0.30
Net realized and unrealized gain (loss) on investments, foreign currency and written options	0.08		2.97	(4.72)		(0.27)		0.92		1.31		0.25
Total from investment operations	0.27		3.22	(4.52)		(0.08)		1.15		1.59		0.55
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.25)	(0.20)		(0.25)		(0.34)		(0.29)		(0.37)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.16)		(0.25)	(0.43)		(1.64)		(2.14)		(1.36)		(0.52)
Increase from regulatory settlements	—		— (d)	—		—		—		—		—
Net Asset Value, End of Period	$12.99		$12.88	$9.91		$14.86		$16.58		$17.57		$17.34
Total return (e)(f)	2.07	%(g)	32.80%	(31.13)%		(0.97)%		7.23	%(g)	9.68%		3.16%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.90	%(i)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Interest expense	—	%(i)(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	1.90	%(i)	1.95%	1.96%		1.93%		1.91	%(i)	1.84%		1.91%
Waiver/Reimbursement	0.12	%(i)	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	2.90	%(i)	2.12%	1.54%		1.16%		1.50	%(i)	1.64%		1.75%
Portfolio turnover rate	64	%(g)	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$19,136		$20,103	$18,239		$38,320		$52,794		$57,193		$66,844

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Convertible Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,			Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010	2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$12.93		$9.94	$14.91		$16.62		$17.59		$17.35		$17.32
Income from Investment Operations:
Net investment income (c)	0.26		0.37	0.33		0.36		0.39		0.46		0.48
Net realized and unrealized gain (loss) on investments, foreign currency and written options	0.08		2.99	(4.73)		(0.26)		0.91		1.31		0.24
Total from investment operations	0.34		3.36	(4.40)		0.10		1.30		1.77		0.72
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.37)	(0.34)		(0.42)		(0.47)		(0.46)		(0.54)
From net realized gains	—		—	(0.23)		(1.39)		(1.80)		(1.07)		(0.15)
Total distributions to shareholders	(0.22)		(0.37)	(0.57)		(1.81)		(2.27)		(1.53)		(0.69)
Increase from regulatory settlements	—		— (d)	—		—		—		—		—
Net Asset Value, End of Period	$13.05		$12.93	$9.94		$14.91		$16.62		$17.59		$17.35
Total return (e)(f)	2.65	%(g)	34.20%	(30.43)%		0.10%		8.16	%(g)	10.81%		4.18%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.90	%(i)	0.95%	0.96%		0.93%		0.91	%(i)	0.84%		0.91%
Interest expense	—	%(i)(j)	—	—	%(j)	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)
Net expenses (h)	0.90	%(i)	0.95%	0.96%		0.93%		0.91	%(i)	0.84%		0.91%
Waiver/Reimbursement	0.12	%(i)	0.04%	0.03%		0.01%		0.01	%(i)	0.06	%(k)	0.03	%(k)
Net investment income (h)	3.83	%(i)	3.12%	2.56%		2.16%		2.50	%(i)	2.64%		2.75%
Portfolio turnover rate	64	%(g)	117%	92%		77%		44	%(g)	40%		37%
Net assets, end of period (000s)	$143,453		$198,457	$190,168		$388,824		$611,157		$775,758		$924,893

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Convertible Securities Fund

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Convertible Securities Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks total return, consisting of capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use

17

Columbia Convertible Securities Fund, August 31, 2010 (Unaudited)

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Corporate actions and dividend income are recorded on the ex-date.

Income Recognition

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities except for premiums attributable to the conversion feature on convertible securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain

18

Columbia Convertible Securities Fund, August 31, 2010 (Unaudited)

other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from
Ordinary Income*	$12,745,036
Long-Term Capital Gains	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$20,445,694
Unrealized depreciation	(19,633,264)
Net unrealized appreciation	$812,430

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$71,063,081
2018	39,523,679
$110,586,760

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly

19

Columbia Convertible Securities Fund, August 31, 2010 (Unaudited)

investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.60%
$1 billion to $1.5 billion	0.55%
Over $1.5 billion	0.50%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.65% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA")

20

Columbia Convertible Securities Fund, August 31, 2010 (Unaudited)

trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $3,107 and received net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $7,099 and $100, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.90% of the Fund's average daily net assets. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the

21

Columbia Convertible Securities Fund, August 31, 2010 (Unaudited)

exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $88 for the Fund.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $252,500,801 and $323,685,959, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $130,285 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $2,400,000 at a weighted average interest rate of 1.235%.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the six month period ended August 31, 2010, the Fund did not participate in the securities lending program.

Note 10. Shareholder Concentration

As of August 31, 2010, two shareholder accounts owned 55.2% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

22

Columbia Convertible Securities Fund, August 31, 2010 (Unaudited)

Note 11. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

23

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

24

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

25

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,804,849	374,898	402,683	8,839,428

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,457,483	735,584	389,356	8,839,435

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

26

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Convertible Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Convertible Securities Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1230 A (10/10)

Columbia Large Cap Value Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	18

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	26

Shareholder Meeting Results	28

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Large Cap Value Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	10,964	10,330
Class B	10,155	10,155
Class C	10,158	10,158
Class R	10,843	n/a
Class Y	11,268	n/a
Class Z	11,238	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	Y	Z
Inception	12/06/89		06/07/93		06/17/92		01/23/06	07/15/09	09/19/89
Sales charge	without	with	without	with	without	with	without	without	without
6-month (cumulative)	–5.10	–10.52	–5.56	–10.28	–5.56	–6.50	–5.22	–4.90	–4.98
1-year	0.73	–5.04	–0.01	–5.00	–0.12	–1.12	0.48	1.14	0.98
5-year	–2.11	–3.26	–2.87	–3.19	–2.86	–2.86	–2.33	–1.82	–1.88
10-year	0.92	0.33	0.15	0.15	0.16	0.16	0.81	1.20	1.17

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	Y	Z
Sales charge	without	with	without	with	without	with	without	without	without
6-month (cumulative)	–4.04	–9.53	–4.36	–9.12	–4.45	–5.40	–4.16	–3.83	–3.91
1-year	4.99	–1.05	4.26	–0.74	4.26	3.26	4.84	5.40	5.35
5-year	–0.94	–2.11	–1.67	–1.99	–1.69	–1.69	–1.17	–0.64	–0.68
10-year	1.67	1.07	0.90	0.90	0.90	0.90	1.55	1.94	1.92

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–5.10%

Class A shares (without sales charge)

–3.28%

Russell 1000 Value Index[1]

Annual operating expense ratio (%)*

Class A	1.06
Class B	1.81
Class C	1.81
Class R	1.31
Class Y	0.72
Class Z	0.81

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	9.53
Class B	9.18
Class C	9.18
Class R	9.53
Class Y	9.56
Class Z	9.55

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.03
Class R	0.02
Class Y	0.05
Class Z	0.04

1

Understanding Your Expenses – Columbia Large Cap Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	949.00	1,019.46	5.60	5.80	1.14
Class B	1,000.00	1,000.00	944.40	1,015.69	9.25	9.59	1.89
Class C	1,000.00	1,000.00	944.40	1,015.69	9.25	9.59	1.89
Class R	1,000.00	1,000.00	947.80	1,018.20	6.82	7.07	1.39
Class Y	1,000.00	1,000.00	951.00	1,021.60	3.52	3.65	0.72
Class Z	1,000.00	1,000.00	950.20	1,020.73	4.36	4.52	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Large Cap Value Fund

August 31, 2010 (Unaudited)

Common Stocks – 95.3%
	Shares	Value ($)
Consumer Discretionary – 8.3%
Auto Components – 0.1%
Dana Holding Corp. (a)	171,800	1,762,668
Auto Components Total		1,762,668
Distributors – 1.0%
Genuine Parts Co.	413,700	17,346,441
Distributors Total		17,346,441
Hotels, Restaurants & Leisure – 2.8%
Carnival Corp.	526,100	16,403,798
McDonald's Corp.	290,919	21,254,542
Starwood Hotels & Resorts Worldwide, Inc.	209,138	9,773,019
Hotels, Restaurants & Leisure Total		47,431,359
Multiline Retail – 1.7%
Target Corp.	557,800	28,537,048
Multiline Retail Total		28,537,048
Specialty Retail – 1.3%
Limited Brands, Inc.	386,200	9,114,320
O'Reilly Automotive, Inc. (a)	285,387	13,490,243
Specialty Retail Total		22,604,563
Textiles, Apparel & Luxury Goods – 1.4%
NIKE, Inc., Class B	298,500	20,895,000
Warnaco Group, Inc. (a)	88,200	3,693,816
Textiles, Apparel & Luxury Goods Total		24,588,816
Consumer Discretionary Total		142,270,895
Consumer Staples – 9.1%
Beverages – 2.6%
Diageo PLC, ADR	413,598	27,090,669
Molson Coors Brewing Co., Class B	384,200	16,735,752
Beverages Total		43,826,421
Food & Staples Retailing – 0.7%
Wal-Mart Stores, Inc.	251,200	12,595,168
Food & Staples Retailing Total		12,595,168
Food Products – 3.0%
General Mills, Inc.	428,000	15,476,480
H.J. Heinz Co.	380,900	17,612,816
Kraft Foods, Inc., Class A	591,400	17,712,430
Food Products Total		50,801,726
Household Products – 1.2%
Procter & Gamble Co.	339,600	20,263,932
Household Products Total		20,263,932

	Shares	Value ($)
Tobacco – 1.6%
Philip Morris International, Inc.	545,177	28,043,905
Tobacco Total		28,043,905
Consumer Staples Total		155,531,152
Energy – 11.2%
Energy Equipment & Services – 2.2%
Cameron International Corp. (a)	473,000	17,396,940
Halliburton Co.	723,598	20,412,700
Energy Equipment & Services Total		37,809,640
Oil, Gas & Consumable Fuels – 9.0%
Alpha Natural Resources, Inc. (a)	49,500	1,837,935
Anadarko Petroleum Corp.	170,200	7,827,498
Apache Corp.	234,500	21,069,825
Chevron Corp.	847,400	62,843,184
Murphy Oil Corp.	167,400	8,965,944
Occidental Petroleum Corp.	557,700	40,756,716
Williams Companies, Inc.	669,800	12,143,474
Oil, Gas & Consumable Fuels Total		155,444,576
Energy Total		193,254,216
Financials – 24.0%
Capital Markets – 1.5%
Affiliated Managers Group, Inc. (a)	27,100	1,740,091
Goldman Sachs Group, Inc.	171,900	23,539,986
Capital Markets Total		25,280,077
Commercial Banks – 7.7%
BB&T Corp.	228,600	5,056,632
CIT Group, Inc. (a)	123,200	4,518,976
Fifth Third Bancorp.	930,800	10,285,340
Huntington Bancshares, Inc.	659,800	3,490,342
PNC Financial Services Group, Inc.	457,379	23,308,034
SVB Financial Group (a)	46,100	1,713,537
U.S. Bancorp	1,388,282	28,876,265
Wells Fargo & Co.	2,178,114	51,294,585
Zions Bancorporation	183,500	3,381,905
Commercial Banks Total		131,925,616
Consumer Finance – 2.2%
American Express Co.	972,400	38,769,588
Consumer Finance Total		38,769,588
Diversified Financial Services – 4.6%
Citigroup, Inc. (a)	4,587,000	17,063,640
JPMorgan Chase & Co.	1,710,510	62,194,144
Diversified Financial Services Total		79,257,784

See Accompanying Notes to Financial Statements.

3

Columbia Large Cap Value Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Insurance – 6.4%
ACE Ltd.	604,876	32,342,720
Assured Guaranty Ltd.	97,100	1,500,195
Axis Capital Holdings Ltd.	478,400	14,772,992
MetLife, Inc.	556,833	20,936,921
Prudential Financial, Inc.	623,115	31,510,925
XL Group PLC	495,700	8,877,987
Insurance Total		109,941,740
Real Estate Investment Trusts (REITs) – 1.6%
Equity Residential Property Trust	309,600	14,188,968
Rayonier, Inc.	295,100	13,958,230
Real Estate Investment Trusts (REITs) Total		28,147,198
Financials Total		413,322,003
Health Care – 9.0%
Health Care Providers & Services – 1.9%
CIGNA Corp.	81,500	2,625,930
Humana, Inc. (a)	55,400	2,647,566
Medco Health Solutions, Inc. (a)	375,500	16,326,740
UnitedHealth Group, Inc.	363,200	11,520,704
Health Care Providers & Services Total		33,120,940
Life Sciences Tools & Services – 3.1%
Life Technologies Corp. (a)	604,000	25,833,080
Thermo Fisher Scientific, Inc. (a)	649,500	27,356,940
Life Sciences Tools & Services Total		53,190,020
Pharmaceuticals – 4.0%
Merck & Co., Inc.	593,235	20,858,143
Pfizer, Inc.	1,769,000	28,180,170
Watson Pharmaceuticals, Inc. (a)	468,100	20,161,067
Pharmaceuticals Total		69,199,380
Health Care Total		155,510,340
Industrials – 12.1%
Aerospace & Defense – 3.7%
General Dynamics Corp.	321,100	17,939,857
Honeywell International, Inc.	440,800	17,230,872
United Technologies Corp.	433,180	28,247,668
Aerospace & Defense Total		63,418,397
Air Freight & Logistics – 1.0%
United Parcel Service, Inc., Class B	265,600	16,945,280
Air Freight & Logistics Total		16,945,280

	Shares	Value ($)
Construction & Engineering – 1.5%
Fluor Corp.	322,900	14,420,714
Foster Wheeler AG (a)	514,800	10,980,684
Construction & Engineering Total		25,401,398
Industrial Conglomerates – 1.9%
3M Co.	219,600	17,249,580
General Electric Co.	1,036,616	15,010,199
Industrial Conglomerates Total		32,259,779
Machinery – 3.3%
Eaton Corp.	133,800	9,296,424
Illinois Tool Works, Inc.	409,300	16,887,718
Ingersoll-Rand PLC	599,000	19,485,470
Kennametal, Inc.	193,200	4,868,640
Navistar International Corp. (a)	176,302	7,383,528
Machinery Total		57,921,780
Professional Services – 0.7%
Manpower, Inc.	294,900	12,533,250
Professional Services Total		12,533,250
Industrials Total		208,479,884
Information Technology – 5.4%
Computers & Peripherals – 2.7%
EMC Corp. (a)	1,190,800	21,720,192
Hewlett-Packard Co.	640,700	24,654,136
Computers & Peripherals Total		46,374,328
Electronic Equipment, Instruments & Components – 0.5%
Tyco Electronics Ltd.	363,800	8,920,376
Electronic Equipment, Instruments & Components Total		8,920,376
IT Services – 1.4%
International Business Machines Corp.	187,800	23,142,594
IT Services Total		23,142,594
Software – 0.8%
Nuance Communications, Inc. (a)	949,700	13,941,596
Software Total		13,941,596
Information Technology Total		92,378,894
Materials – 3.3%
Chemicals – 1.6%
Celanese Corp., Series A	201,457	5,378,902
Potash Corp. of Saskatchewan, Inc.	143,800	21,174,550
Chemicals Total		26,553,452

See Accompanying Notes to Financial Statements.

4

Columbia Large Cap Value Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Containers & Packaging – 0.1%
Crown Holdings, Inc. (a)	84,700	2,359,742
Containers & Packaging Total		2,359,742
Metals & Mining – 1.0%
Allegheny Technologies, Inc.	228,800	9,316,736
Freeport-McMoRan Copper & Gold, Inc.	61,490	4,426,050
United States Steel Corp.	92,800	3,944,928
Metals & Mining Total		17,687,714
Paper & Forest Products – 0.6%
International Paper Co.	489,900	10,023,354
Paper & Forest Products Total		10,023,354
Materials Total		56,624,262
Telecommunication Services – 2.2%
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	1,404,851	37,973,122
Diversified Telecommunication Services Total		37,973,122
Telecommunication Services Total		37,973,122
Utilities – 10.7%
Electric Utilities – 5.1%
American Electric Power Co., Inc.	1,216,500	43,076,265
NextEra Energy, Inc.	670,800	36,042,084
Northeast Utilities	300,861	8,715,943
Electric Utilities Total		87,834,292
Multi-Utilities – 5.6%
PG&E Corp.	949,843	44,414,659
Sempra Energy	375,900	19,140,828
Wisconsin Energy Corp.	245,100	13,661,874
Xcel Energy, Inc.	848,300	18,925,573
Multi-Utilities Total		96,142,934
Utilities Total		183,977,226
Total Common Stocks (cost of $1,484,291,270)		1,639,321,994

Preferred Stock – 0.6%
	Shares	Value ($)
Energy – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Apache Corp., 6.000%	197,191	10,654,230
Oil, Gas & Consumable Fuels Total		10,654,230
Energy Total		10,654,230
Total Preferred Stock (cost of $10,294,600)		10,654,230
Convertible Preferred Stocks – 1.8%
Consumer Discretionary – 0.8%
Automobiles – 0.8%
Ford Motor Co. Capital Trust II, 6.500%	309,000	14,278,890
Automobiles Total		14,278,890
Consumer Discretionary Total		14,278,890
Financials – 1.0%
Commercial Banks – 0.3%
Fifth Third Bancorp., 8.500%	37,400	4,670,325
Commercial Banks Total		4,670,325
Diversified Financial Services – 0.7%
Citigroup, Inc., 7.500%	99,488	11,386,402
Diversified Financial Services Total		11,386,402
Financials Total		16,056,727
Total Convertible Preferred Stocks (cost of $29,564,628)		30,335,617
Convertible Bonds – 0.8%
	Par ($)
Industrials – 0.3%
Machinery – 0.3%
Navistar International Corp.
3.000% 10/15/14	3,910,000	4,266,787
Machinery Total		4,266,787
Industrials Total		4,266,787
Information Technology – 0.5%
Computers & Peripherals – 0.5%
EMC Corp.
1.750% 12/01/13	6,880,000	8,797,800
Computers & Peripherals Total		8,797,800
Information Technology Total		8,797,800
Total Convertible Bonds (cost of $13,318,547)		13,064,587

See Accompanying Notes to Financial Statements.

5

Columbia Large Cap Value Fund

August 31, 2010 (Unaudited)

Short-Term Obligation – 0.3%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 01/15/14 market value $5,459,500 (repurchase proceeds $5,348,028)	5,348,000	5,348,000
Total Short-Term Obligation (cost of $5,348,000)		5,348,000
Total Investments – 98.8% (cost of $1,542,817,045) (b)		1,698,724,428
Other Assets & Liabilities, Net – 1.2%		21,186,835
Net Assets – 100.0%		1,719,911,263

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,542,817,045.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,639,321,994	$—	$—	$1,639,321,994
Total Preferred Stock	10,654,230	—	—	10,654,230
Convertible Preferred Stocks
Consumer Discretionary	14,278,890	—	—	14,278,890
Financials	11,386,402	4,670,325	—	16,056,727
Total Convertible Preferred Stocks	25,665,292	4,670,325	—	30,335,617
Total Convertible Bonds	—	13,064,587	—	13,064,587
Total Short-Term Obligation	—	5,348,000	—	5,348,000
Total Investments	$1,675,641,516	$23,082,912	$—	$1,698,724,428

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	25.0
Industrials	12.4
Energy	11.8
Utilities	10.7
Consumer Discretionary	9.1
Consumer Staples	9.1
Health Care	9.0
Information Technology	5.9
Materials	3.3
Telecommunication Services	2.2
98.5
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Large Cap Value Fund

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at cost	1,542,817,045
	Investments, at value	1,698,724,428
	Cash	358
	Receivable for:
	Investments sold	20,808,379
	Fund shares sold	846,589
	Dividends	11,139,887
	Interest	74,442
	Trustees' deferred compensation plan	58,657
	Prepaid expenses	47,558
	Total Assets	1,731,700,298
Liabilities	Payable for:
	Fund shares repurchased	9,905,729
	Investment advisory fee	819,482
	Administration fee	263,579
	Pricing and bookkeeping fees	11,883
	Transfer agent fee	68,907
	Trustees' fees	98,228
	Custody fee	2,424
	Distribution and service fees	203,680
	Chief compliance officer expenses	62
	Reports to shareholders	335,501
	Trustees' deferred compensation plan	58,657
	Other liabilities	20,903
	Total Liabilities	11,789,035
	Net Assets	1,719,911,263
Net Assets Consist of	Paid-in capital	2,320,893,580
	Undistributed net investment income	10,859,161
	Accumulated net realized loss	(767,748,861)
	Net unrealized appreciation on investments	155,907,383
	Net Assets	1,719,911,263

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities (continued) – Columbia Large Cap Value Fund

August 31, 2010 (Unaudited)

Class A	Net assets	$480,938,027
	Shares outstanding	50,462,374
	Net asset value per share	$9.53	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$10.11	(b)
Class B	Net assets	$50,757,603
	Shares outstanding	5,527,781
	Net asset value and offering price per share	$9.18	(a)
Class C	Net assets	$31,413,901
	Shares outstanding	3,420,853
	Net asset value and offering price per share	$9.18	(a)
Class R	Net assets	$1,002,492
	Shares outstanding	105,237
	Net asset value, offering and redemption price per share	$9.53
Class Y	Net assets	$10,612,007
	Shares outstanding	1,110,577
	Net asset value, offering and redemption price per share	$9.56
Class Z	Net assets	$1,145,187,233
	Shares outstanding	119,919,297
	Net asset value, offering and redemption price per share	$9.55

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Large Cap Value Fund

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	27,476,781
	Interest	15,227
	Foreign taxes withheld	(11,951)
	Total Investment Income	27,480,057
Expenses	Investment advisory fee	5,325,846
	Administration fee	1,746,583
	Distribution fee:
	Class B	277,228
	Class C	135,944
	Class R	696
	Service fee:
	Class B	92,410
	Class C	45,315
	Distribution and service fees:
	Class A	912,134
	Transfer agent fee:
	Class A, Class B, Class C, Class R and Class Z	1,829,934
	Class Y	30
	Pricing and bookkeeping fees	70,762
	Trustees' fees	31,367
	Custody fee	24,122
	Chief compliance officer expenses	1,074
	Other expenses	420,626
	Expenses before interest expense	10,914,071
	Interest expense	2,883
	Total Expenses	10,916,954
	Expense reductions	(27)
	Net Expenses	10,916,927
	Net Investment Income	16,563,130
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	104,862,008
	Net change in unrealized depreciation on investments	(204,543,326)
	Net Loss	(99,681,318)
	Net Decrease Resulting from Operations	(83,118,188)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Large Cap Value Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)(a)
Operations	Net investment income	16,563,130	23,132,437
	Net realized gain (loss) on investments	104,862,008	(154,849,867)
	Net change in unrealized appreciation (depreciation) on investments	(204,543,326)	918,811,164
	Net increase (decrease) resulting from operations	(83,118,188)	787,093,734
Distributions to Shareholders	From net investment income:
	Class A	(1,859,330)	(9,326,644)
	Class B	—	(503,460)
	Class C	—	(148,010)
	Class R	(344)	(1,783)
	Class Y	(54,107)	(88,057)
	Class Z	(5,077,612)	(16,140,284)
	Total distributions to shareholders	(6,991,393)	(26,208,238)
	Net Capital Stock Transactions	(517,937,894)	(171,434,011)
	Increase from regulatory settlements	—	1,763
	Total increase (decrease) in net assets	(608,047,475)	589,453,248
Net Assets	Beginning of period	2,327,958,738	1,738,505,490
	End of period	1,719,911,263	2,327,958,738
	Undistributed net investment income at end of period	10,859,161	1,287,424

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Large Cap Value Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,571,340	48,035,608	14,418,748	127,246,912
Distributions reinvested	168,882	1,736,827	994,912	8,893,118
Redemptions	(42,808,147)	(436,757,356)	(22,943,831)	(205,288,668)
Net decrease	(38,067,925)	(386,984,921)	(7,530,171)	(69,148,638)
Class B
Subscriptions	23,257	226,179	173,524	1,441,614
Distributions reinvested	—	—	54,092	462,394
Redemptions	(4,430,019)	(44,789,990)	(9,174,195)	(80,479,829)
Net decrease	(4,406,762)	(44,563,811)	(8,946,579)	(78,575,821)
Class C
Subscriptions	62,234	622,582	248,296	2,150,151
Distributions reinvested	—	—	14,624	126,386
Redemptions	(472,656)	(4,677,882)	(1,035,282)	(9,064,816)
Net decrease	(410,422)	(4,055,300)	(772,362)	(6,788,279)
Class R
Subscriptions	84,177	818,319	8,096	73,330
Distributions reinvested	34	344	199	1,783
Redemptions	(4,035)	(42,978)	(4,316)	(39,322)
Net increase	80,176	775,685	3,979	35,791
Class Y (a)
Subscriptions	—	—	2,538,079	22,992,093
Distributions reinvested	5	56	9	89
Redemptions	(27,929)	(280,000)	(1,399,587)	(13,030,304)
Net increase (decrease)	(27,924)	(279,944)	1,138,501	9,961,878
Class Z
Subscriptions	5,964,508	60,605,433	23,268,121	200,560,704
Distributions reinvested	309,263	3,173,379	1,061,174	9,540,775
Redemptions	(14,211,291)	(146,608,415)	(25,864,203)	(237,020,421)
Net decrease	(7,937,520)	(82,829,603)	(1,534,908)	(26,918,942)

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.07		$7.00		$12.37		$15.16		$14.60		$13.10		$11.84
Income from Investment Operations:
Net investment income (c)	0.07	(d)	0.09		0.18		0.20		0.17		0.19		0.17
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.58)		3.08		(5.36)		(1.14)		1.37		1.64		1.26
Total from investment operations	(0.51)		3.17		(5.18)		(0.94)		1.54		1.83		1.43
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.10)		(0.19)		(0.22)		(0.12)		(0.16)		(0.17)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)		—
Total distributions to shareholders	(0.03)		(0.10)		(0.19)		(1.85)		(0.98)		(0.33)		(0.17)
Increase from regulatory settlements	—		—	(e)	—		—		—		—		—
Net Asset Value, End of Period	$9.53		$10.07		$7.00		$12.37		$15.16		$14.60		$13.10
Total return (f)	(5.10	)%(h)	45.49	%(g)	(42.36	)%(g)	(7.55	)%(g)	11.09	%(g)(h)	14.15	%(g)	12.16	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.14	%(j)	1.12%		1.04%		0.99%		1.01	%(j)	0.96%		1.02%
Interest expense	—	%(j)(k)	—		—	%(k)	—		—		—		—
Net expenses (i)	1.14	%(j)	1.12%		1.04%		0.99%		1.01	%(j)	0.96%		1.02%
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)	0.13	%(l)
Net investment income (i)	1.31	%(j)	0.95%		1.68%		1.37%		1.27	%(j)	1.36%		1.41%
Portfolio turnover rate	45	%(h)	61%		61%		62%		66	%(h)	59%		52%
Net assets, end of period (000s)	$480,938		$891,894		$672,426		$1,262,700		$1,332,311		$1,066,456		$292,037

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.72		$6.75		$11.94		$14.69		$14.19		$12.75		$11.53
Income from Investment Operations:
Net investment income (c)	0.03	(d)	0.02		0.09		0.09		0.07		0.08		0.08
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.57)		2.99		(5.17)		(1.10)		1.34		1.59		1.22
Total from investment operations	(0.54)		3.01		(5.08)		(1.01)		1.41		1.67		1.30
Less Distributions to Shareholders:
From net investment income	—		(0.04)		(0.11)		(0.11)		(0.05)		(0.06)		(0.08)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)		—
Total distributions to shareholders	—		(0.04)		(0.11)		(1.74)		(0.91)		(0.23)		(0.08)
Increase from regulatory settlements	—		—	(e)	—		—		—		—		—
Net Asset Value, End of Period	$9.18		$9.72		$6.75		$11.94		$14.69		$14.19		$12.75
Total return (f)	(5.56	)%(h)	44.59	%(g)	(42.84	)%(g)	(8.24	)%(g)	10.38	%(g)(h)	13.22	%(g)	11.31	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.89	%(j)	1.87%		1.79%		1.74%		1.76	%(j)	1.71%		1.77%
Interest expense	—	%(j)(k)	—		—	%(k)	—		—		—		—
Net expenses (i)	1.89	%(j)	1.87%		1.79%		1.74%		1.76	%(j)	1.71%		1.77%
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)	0.13	%(l)
Net investment income (i)	0.63	%(j)	0.23%		0.89%		0.60%		0.52	%(j)	0.60%		0.66%
Portfolio turnover rate	45	%(h)	61%		61%		62%		66	%(h)	59%		52%
Net assets, end of period (000s)	$50,758		$96,524		$127,489		$346,218		$557,033		$693,558		$84,756

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.72		$6.75		$11.94		$14.69		$14.19		$12.75		$11.52
Income from Investment Operations:
Net investment income (c)	0.04	(d)	0.02		0.09		0.09		0.07		0.08		0.08
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.58)		2.99		(5.17)		(1.10)		1.34		1.59		1.22
Total from investment operations	(0.54)		3.01		(5.08)		(1.01)		1.41		1.67		1.30
Less Distributions to Shareholders:
From net investment income	—		(0.04)		(0.11)		(0.11)		(0.05)		(0.06)		(0.07)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)		—
Total distributions to shareholders	—		(0.04)		(0.11)		(1.74)		(0.91)		(0.23)		(0.07)
Increase from regulatory settlements	—		—	(e)	—		—		—		—		—
Net Asset Value, End of Period	$9.18		$9.72		$6.75		$11.94		$14.69		$14.19		$12.75
Total return (f)	(5.56	)%(h)	44.59	%(g)	(42.84	)%(g)	(8.24	)%(g)	10.38	%(g)(h)	13.22	%(g)	11.36	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.89	%(j)	1.87%		1.79%		1.74%		1.76	%(j)	1.71%		1.77%
Interest expense	—	%(j)(k)	—		—	%(k)	—		—		—		—
Net expenses (i)	1.89	%(j)	1.87%		1.79%		1.74%		1.76	%(j)	1.71%		1.77%
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)	0.13	%(l)
Net investment income (i)	0.75	%(j)	0.21%		0.90%		0.60%		0.52	%(j)	0.60%		0.66%
Portfolio turnover rate	45	%(h)	61%		61%		62%		66	%(h)	59%		52%
Net assets, end of period (000s)	$31,414		$37,229		$31,091		$70,383		$94,600		$98,884		$17,210

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Period Ended March 31,
Class R Shares	2010		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.07		$6.99		$12.36		$15.15		$14.59		$14.05
Income from Investment Operations:
Net investment income (c)	0.06	(d)	0.07		0.15		0.22		0.14		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.58)		3.09		(5.36)		(1.19)		1.38		0.53
Total from investment operations	(0.52)		3.16		(5.21)		(0.97)		1.52		0.57
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.08)		(0.16)		(0.19)		(0.10)		(0.03)
From net realized gains	—		—		—		(1.63)		(0.86)		—
Total distributions to shareholders	(0.02)		(0.08)		(0.16)		(1.82)		(0.96)		(0.03)
Increase from regulatory settlements	—		—	(e)	—		—		—		—
Net Asset Value, End of Period	$9.53		$10.07		$6.99		$12.36		$15.15		$14.59
Total return (f)	(5.22	)%(h)	45.34	%(g)	(42.54	)%(g)	(7.79	)%(g)	10.90	%(g)(h)	4.05	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.39	%(j)	1.37%		1.29%		1.24%		1.26	%(j)	1.25	%(j)
Interest expense	—	%(j)(k)	—		—	%(k)	—		—		—
Net expenses (i)	1.39	%(j)	1.37%		1.29%		1.24%		1.26	%(j)	1.25	%(j)
Waiver/Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.16	%(j)(l)
Net investment income (i)	1.18	%(j)	0.71%		1.45%		1.63%		1.02	%(j)	1.33	%(j)
Portfolio turnover rate	45	%(h)	61%		61%		62%		66	%(h)	59	%(h)
Net assets, end of period (000s)	$1,002		$252		$147		$236		$11		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.10% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended August 31, 2010		Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$10.10		$8.65
Income from Investment Operations:
Net investment income (b)	0.10	(c)	0.08
Net realized and unrealized gain (loss) on investments	(0.59)		1.45
Total from investment operations	(0.49)		1.53
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.08)
Net Asset Value, End of Period	$9.56		$10.10
Total return (d)(e)	(4.90)%		17.67%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	0.72%		0.72%
Interest expense	—	%(f)(h)	—
Net expenses (f)(g)	0.72%		0.72%
Net investment income (f)(g)	1.94%		1.36%
Portfolio turnover rate (e)	45%		61%
Net assets, end of period (000s)	$10,612		$11,497

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Large Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.09		$7.01		$12.40		$15.19		$14.61		$13.12		$11.85
Income from Investment Operations:
Net investment income (c)	0.09	(d)	0.11		0.20		0.24		0.21		0.22		0.20
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.59)		3.09		(5.39)		(1.14)		1.38		1.63		1.27
Total from investment operations	(0.50)		3.20		(5.19)		(0.90)		1.59		1.85		1.47
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.12)		(0.22)		(0.26)		(0.15)		(0.19)		(0.20)
From net realized gains	—		—		—		(1.63)		(0.86)		(0.17)		—
Total distributions to shareholders	(0.04)		(0.12)		(0.22)		(1.89)		(1.01)		(0.36)		(0.20)
Increase from regulatory settlements	—		—	(e)	0.02		—		—		—		—
Net Asset Value, End of Period	$9.55		$10.09		$7.01		$12.40		$15.19		$14.61		$13.12
Total return (f)	(4.98	)%(h)	45.93	%(g)	(42.27	)%(g)	(7.29	)%(g)	11.42	%(g)(h)	14.33	%(g)	12.51	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.89	%(j)	0.87%		0.79%		0.74%		0.76	%(j)	0.71%		0.77%
Interest expense	—	%(j)(k)	—		—	%(k)	—		—		—		—
Net expenses (i)	0.89	%(j)	0.87%		0.79%		0.74%		0.76	%(j)	0.71%		0.77%
Waiver/ Reimbursement	—		0.01%		0.06%		0.06%		0.05	%(j)	0.09	%(l)	0.13	%(l)
Net investment income (i)	1.77	%(j)	1.21%		1.91%		1.61%		1.52	%(j)	1.60%		1.66%
Portfolio turnover rate	45	%(h)	61%		61%		62%		66	%(h)	59%		52%
Net assets, end of period (000s)	$1,145,187		$1,290,563		$907,353		$1,905,752		$2,277,652		$2,009,115		$1,376,691

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% and 0.10% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Large Cap Value Fund

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Large Cap Value Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class Y and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows

18

Columbia Large Cap Value Fund, August 31, 2010 (Unaudited)

and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be

19

Columbia Large Cap Value Fund, August 31, 2010 (Unaudited)

subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from:
Ordinary Income*	$26,208,238
Long-Term Capital Gains	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$236,767,260
Unrealized depreciation	(80,859,877)
Net unrealized appreciation	$155,907,383

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$4,189,476
2017	383,028,117
2018	473,592,838
$860,810,431

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly

20

Columbia Large Cap Value Fund, August 31, 2010 (Unaudited)

investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $6 billion	0.43%
Over $6 billion	0.41%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The New Transfer Agent receives a monthly fee for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent

21

Columbia Large Cap Value Fund, August 31, 2010 (Unaudited)

maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent also receives reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $10,595 and received net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $74, $19,027 and $796, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

22

Columbia Large Cap Value Fund, August 31, 2010 (Unaudited)

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.00% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.00% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $24,260.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $27 for the Fund.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $917,866,071 and $1,396,929,197, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $8,375,000 at a weighted average interest rate of 1.55%.

23

Columbia Large Cap Value Fund, August 31, 2010 (Unaudited)

Note 8. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $1,763 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the six month period ended August 31, 2010, the Fund did not participate in the securities lending program.

Note 10. Shareholder Concentration

As of August 31, 2010, two shareholder accounts owned 80.6% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an

24

Columbia Large Cap Value Fund, August 31, 2010 (Unaudited)

independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

26

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

27

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,366,828	2,002,248	2,029,776	45,675,012

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,294,486	21,123,919	1,980,435	45,675,025

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

28

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Large Cap Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1215 A (10/10)

Columbia Mid Cap Value Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	18

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	26

Shareholder Meeting Results	28

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Mid Cap Value Fund

Performance of a $10,000 investment 11/20/01 – 08/31/10 ($)

Sales charge	without	with
Class A	16,405	15,462
Class B	15,346	15,346
Class C	15,355	15,355
Class R	16,213	n/a
Class Y	16,746	n/a
Class Z	16,746	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	Y	Z
Inception	11/20/01		11/20/01		11/20/01		01/23/06	07/15/09	11/20/01
Sales charge	without	with	without	with	without	with	without	without	without
6-month (cumulative)	–3.38	–8.92	–3.84	–8.65	–3.83	–4.79	–3.55	–3.32	–3.35
1-year	8.68	2.42	7.75	2.75	7.83	6.83	8.36	8.79	8.94
5-year	–0.37	–1.55	–1.14	–1.46	–1.13	–1.13	–0.61	–0.15	–0.14
Life	5.80	5.09	5.00	5.00	5.01	5.01	5.66	6.05	6.05

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	Y	Z
Sales charge	without	with	without	with	without	with	without	without	without
6-month (cumulative)	–0.57	–6.29	–1.03	–5.94	–1.02	–2.01	–0.78	–0.45	–0.44
1-year	13.44	6.93	12.60	7.60	12.55	11.55	13.12	13.60	13.71
5-year	1.27	0.08	0.50	0.18	0.50	0.50	1.03	1.50	1.51
Life	6.90	6.19	6.10	6.10	6.10	6.10	6.75	7.16	7.16

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R, Class Y, and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees. The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares.

1The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–3.38%

Class A shares (without sales charge)

–0.44%

Russell Midcap Value Index[1]

Annual operating expense ratio (%)*

Class A	1.19
Class B	1.94
Class C	1.94
Class R	1.44
Class Y	0.76
Class Z	0.94

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	10.79
Class B	10.52
Class C	10.56
Class R	10.78
Class Y	10.78
Class Z	10.80

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.01
Class R	0.00	*
Class Y	0.03
Class Z	0.03

*rounds to less than 0.01.

1

Understanding Your Expenses – Columbia Mid Cap Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	966.20	1,019.46	5.65	5.80	1.14
Class B	1,000.00	1,000.00	961.60	1,015.68	9.34	9.60	1.89
Class C	1,000.00	1,000.00	961.70	1,015.68	9.35	9.60	1.89
Class R	1,000.00	1,000.00	964.50	1,018.20	6.88	7.07	1.39
Class Y	1,000.00	1,000.00	966.80	1,020.62	4.51	4.63	0.91
Class Z	1,000.00	1,000.00	966.50	1,020.72	4.41	4.53	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Mid Cap Value Fund

August 31, 2010 (Unaudited)

Common Stocks – 97.4%
	Shares	Value ($)
Consumer Discretionary – 12.1%
Auto Components – 1.1%
BorgWarner, Inc. (a)	1,016,200	44,357,130
Auto Components Total		44,357,130
Automobiles – 0.8%
Harley-Davidson, Inc.	1,302,700	31,681,664
Automobiles Total		31,681,664
Hotels, Restaurants & Leisure – 2.7%
International Game Technology	1,628,102	23,770,289
Royal Caribbean Cruises Ltd. (a)	1,724,600	42,356,176
Starwood Hotels & Resorts Worldwide, Inc.	908,200	42,440,186
Hotels, Restaurants & Leisure Total		108,566,651
Household Durables – 1.9%
D.R. Horton, Inc.	3,544,900	36,370,674
Stanley Black & Decker, Inc.	770,200	41,313,528
Household Durables Total		77,684,202
Leisure Equipment & Products – 0.8%
Hasbro, Inc.	794,800	32,078,128
Leisure Equipment & Products Total		32,078,128
Media – 1.3%
DISH Network Corp., Class A (a)	1,547,400	27,775,830
Gannett Co., Inc.	2,112,900	25,544,961
Media Total		53,320,791
Specialty Retail – 2.7%
Foot Locker, Inc.	3,077,800	36,133,372
Limited Brands, Inc.	1,801,400	42,513,040
O'Reilly Automotive, Inc. (a)	665,800	31,472,366
Specialty Retail Total		110,118,778
Textiles, Apparel & Luxury Goods – 0.8%
Hanesbrands, Inc. (a)	1,244,000	29,781,360
Textiles, Apparel & Luxury Goods Total		29,781,360
Consumer Discretionary Total		487,588,704
Consumer Staples – 4.8%
Beverages – 0.7%
Molson Coors Brewing Co., Class B	668,500	29,119,860
Beverages Total		29,119,860
Food Products – 1.2%
J.M. Smucker Co.	845,059	49,419,050
Food Products Total		49,419,050
Household Products – 1.0%
Clorox Co.	623,500	40,415,270
Household Products Total		40,415,270

	Shares	Value ($)
Personal Products – 1.9%
Avon Products, Inc.	1,606,600	46,752,060
Estée Lauder Companies, Inc., Class A	522,300	29,285,361
Personal Products Total		76,037,421
Consumer Staples Total		194,991,601
Energy – 11.2%
Energy Equipment & Services – 5.5%
Cameron International Corp. (a)	814,200	29,946,276
Complete Production Services, Inc. (a)	791,800	13,967,352
Dresser-Rand Group, Inc. (a)	1,005,400	35,711,808
Ensco PLC, ADR	781,400	32,138,982
Nabors Industries Ltd. (a)	1,096,500	17,193,120
Noble Corp. (a)	1,014,400	31,568,128
Pride International, Inc. (a)	1,331,500	31,356,825
Weatherford International Ltd. (a)	1,989,700	29,666,427
Energy Equipment & Services Total		221,548,918
Oil, Gas & Consumable Fuels – 5.7%
Cabot Oil & Gas Corp.	1,431,900	39,864,096
Murphy Oil Corp.	599,900	32,130,644
Newfield Exploration Co. (a)	716,900	34,418,369
Peabody Energy Corp.	1,258,878	53,879,979
Spectra Energy Corp.	3,541,400	72,032,076
Oil, Gas & Consumable Fuels Total		232,325,164
Energy Total		453,874,082
Financials – 28.7%
Capital Markets – 2.2%
Greenhill & Co., Inc.	129,100	9,092,513
Raymond James Financial, Inc.	1,409,700	32,535,876
TD Ameritrade Holding Corp. (a)	3,097,800	45,258,858
Capital Markets Total		86,887,247
Commercial Banks – 8.6%
CIT Group, Inc. (a)	864,500	31,709,860
City National Corp.	957,300	46,371,612
Comerica, Inc.	1,720,800	59,212,728
Cullen/Frost Bankers, Inc.	1,042,850	53,446,062
Fifth Third Bancorp.	3,425,200	37,848,460
Huntington Bancshares, Inc.	3,495,900	18,493,311
SVB Financial Group (a)	1,004,411	37,333,957
TCF Financial Corp.	2,671,566	38,149,962
Zions Bancorporation	1,290,350	23,781,151
Commercial Banks Total		346,347,103
Consumer Finance – 1.9%
Discover Financial Services	5,410,199	78,501,988
Consumer Finance Total		78,501,988

See Accompanying Notes to Financial Statements.

3

Columbia Mid Cap Value Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Insurance – 5.8%
ACE Ltd.	1,107,066	59,194,819
Assured Guaranty Ltd.	1,258,800	19,448,460
Axis Capital Holdings Ltd.	1,131,400	34,937,632
Lincoln National Corp.	2,815,272	65,764,754
Reinsurance Group of America, Inc.	1,279,100	55,947,834
Insurance Total		235,293,499
Real Estate Investment Trusts (REITs) – 8.9%
Alexandria Real Estate Equities, Inc.	728,500	50,536,045
Boston Properties, Inc.	669,500	54,497,300
Equity Residential Property Trust	1,445,600	66,251,848
Host Hotels & Resorts, Inc.	2,934,797	38,533,885
ProLogis	2,458,800	26,677,980
Rayonier, Inc.	1,285,600	60,808,880
Taubman Centers, Inc.	908,400	37,689,516
Vornado Realty Trust	283,472	22,978,240
Real Estate Investment Trusts (REITs) Total		357,973,694
Real Estate Management & Development – 0.6%
CB Richard Ellis Group, Inc., Class A (a)	1,442,600	23,687,492
Real Estate Management & Development Total		23,687,492
Thrifts & Mortgage Finance – 0.7%
MGIC Investment Corp. (a)	1,410,301	10,182,373
People's United Financial, Inc.	1,566,800	19,929,696
Thrifts & Mortgage Finance Total		30,112,069
Financials Total		1,158,803,092
Health Care – 4.2%
Health Care Equipment & Supplies – 2.1%
Cooper Companies, Inc.	648,100	26,144,354
Hospira, Inc. (a)	412,200	21,170,592
Teleflex, Inc.	813,200	39,082,392
Health Care Equipment & Supplies Total		86,397,338
Health Care Providers & Services – 0.7%
Community Health Systems, Inc. (a)	994,900	25,937,043
Health Care Providers & Services Total		25,937,043
Life Sciences Tools & Services – 0.5%
Mettler-Toledo International, Inc. (a)	185,200	20,481,268
Life Sciences Tools & Services Total		20,481,268

	Shares	Value ($)
Pharmaceuticals – 0.9%
Watson Pharmaceuticals, Inc. (a)	837,700	36,079,739
Pharmaceuticals Total		36,079,739
Health Care Total		168,895,388
Industrials – 10.4%
Aerospace & Defense – 1.8%
AerCap Holdings NV (a)	3,355,707	36,040,293
L-3 Communications Holdings, Inc.	294,100	19,587,060
Spirit Aerosystems Holdings, Inc., Class A (a)	969,200	18,744,328
Aerospace & Defense Total		74,371,681
Airlines – 0.5%
Delta Air Lines, Inc. (a)	1,833,900	19,182,594
Airlines Total		19,182,594
Construction & Engineering – 0.7%
Foster Wheeler AG (a)	1,282,600	27,357,858
Construction & Engineering Total		27,357,858
Electrical Equipment – 0.9%
Cooper Industries PLC, Class A	903,300	38,019,897
Electrical Equipment Total		38,019,897
Machinery – 4.2%
Crane Co.	615,500	20,865,450
Ingersoll-Rand PLC	1,451,200	47,207,536
Kennametal, Inc.	764,800	19,272,960
Navistar International Corp. (a)	523,600	21,928,368
Parker Hannifin Corp.	995,500	58,893,780
Machinery Total		168,168,094
Professional Services – 0.9%
Manpower, Inc.	839,900	35,695,750
Professional Services Total		35,695,750
Road & Rail – 1.4%
Canadian Pacific Railway Ltd.	378,200	22,306,236
Con-way, Inc.	627,859	16,456,185
Hertz Global Holdings, Inc. (a)	2,015,200	17,149,352
Road & Rail Total		55,911,773
Industrials Total		418,707,647
Information Technology – 6.6%
Communications Equipment – 0.9%
Brocade Communications Systems, Inc. (a)	4,392,200	22,048,844
CommScope, Inc. (a)	714,900	13,404,375
Communications Equipment Total		35,453,219

See Accompanying Notes to Financial Statements.

4

Columbia Mid Cap Value Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Computers & Peripherals – 0.9%
Diebold, Inc.	1,403,100	36,396,414
Computers & Peripherals Total		36,396,414
Electronic Equipment, Instruments & Components – 2.4%
Agilent Technologies, Inc. (a)	905,500	24,421,335
Arrow Electronics, Inc. (a)	1,494,200	34,187,296
Molex, Inc.	2,112,000	37,276,800
Electronic Equipment, Instruments & Components Total		95,885,431
Internet Software & Services – 0.4%
VeriSign, Inc. (a)	635,500	18,512,115
Internet Software & Services Total		18,512,115
Semiconductors & Semiconductor Equipment – 0.7%
Atmel Corp. (a)	3,500,200	20,301,160
Varian Semiconductor Equipment Associates, Inc. (a)	329,900	8,188,118
Semiconductors & Semiconductor Equipment Total		28,489,278
Software – 1.3%
Autodesk, Inc. (a)	1,045,100	29,001,525
Nuance Communications, Inc. (a)	1,703,800	25,011,784
Software Total		54,013,309
Information Technology Total		268,749,766
Materials – 8.0%
Chemicals – 3.9%
Albemarle Corp.	1,001,200	40,138,108
Celanese Corp., Series A	1,213,300	32,395,110
International Flavors & Fragrances, Inc.	496,200	22,671,378
PPG Industries, Inc.	913,200	60,115,956
Chemicals Total		155,320,552
Containers & Packaging – 2.5%
Crown Holdings, Inc. (a)	1,461,286	40,711,428
Packaging Corp. of America	2,680,300	59,743,887
Containers & Packaging Total		100,455,315
Metals & Mining – 1.2%
United States Steel Corp.	1,179,300	50,132,043
Metals & Mining Total		50,132,043
Paper & Forest Products – 0.4%
Weyerhaeuser Co.	1,137,500	17,858,750
Paper & Forest Products Total		17,858,750
Materials Total		323,766,660

	Shares	Value ($)
Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.8%
Qwest Communications International, Inc.	5,622,100	31,764,865
Diversified Telecommunication Services Total		31,764,865
Telecommunication Services Total		31,764,865
Utilities – 10.6%
Electric Utilities – 2.1%
American Electric Power Co., Inc.	1,463,400	51,818,994
Northeast Utilities	1,149,900	33,312,603
Electric Utilities Total		85,131,597
Independent Power Producers & Energy Traders – 0.5%
AES Corp. (a)	2,094,955	21,452,339
Independent Power Producers & Energy Traders Total		21,452,339
Multi-Utilities – 8.0%
CMS Energy Corp.	1,278,400	22,372,000
PG&E Corp.	1,303,400	60,946,984
Public Service Enterprise Group, Inc.	1,271,000	40,621,160
Sempra Energy	1,300,300	66,211,276
Wisconsin Energy Corp.	1,244,700	69,379,578
Xcel Energy, Inc.	2,775,200	61,914,712
Multi-Utilities Total		321,445,710
Utilities Total		428,029,646
Total Common Stocks (cost of $3,828,452,667)		3,935,171,451
Convertible Preferred Stock – 0.2%
Financials – 0.2%
Commercial Banks – 0.2%
Fifth Third Bancorp., 8.500%	83,800	10,464,525
Commercial Banks Total		10,464,525
Financials Total		10,464,525
Total Convertible Preferred Stock (cost of $11,860,240)		10,464,525

See Accompanying Notes to Financial Statements.

5

Columbia Mid Cap Value Fund

August 31, 2010 (Unaudited)

Convertible Bond – 0.3%
	Par ($)	Value ($)
Energy – 0.3%
Energy Equipment & Services – 0.3%
Cameron International Corp.
2.500% 06/15/26	9,421,000	11,128,556
Energy Equipment & Services Total		11,128,556
Energy Total		11,128,556
Total Convertible Bond (cost of $11,112,100)		11,128,556
Short-Term Obligation – 1.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by U.S. Government Agency obligations with various maturities to 01/21/14, market value $59,226,488 (repurchase proceeds $58,060,306)	58,060,000	58,060,000
Total Short-Term Obligation (cost of $58,060,000)		58,060,000
Total Investments – 99.3% (cost of $3,909,485,007) (b)		4,014,824,532
Other Assets & Liabilities, Net – 0.7%		26,608,917
Net Assets – 100.0%		4,041,433,449

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,909,485,007.

The following table summarizes the inputs used, as of August 31, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$3,935,171,451	$—	$—	$3,935,171,451
Total Convertible Preferred Stock	—	10,464,525	—	10,464,525
Total Convertible Bond	—	11,128,556	—	11,128,556
Total Short-Term Obligation	—	58,060,000	—	58,060,000
Total Investments	$3,935,171,451	$79,653,081	$—	$4,014,824,532

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	28.9
Consumer Discretionary	12.1
Energy	11.5
Utilities	10.6
Industrials	10.4
Materials	8.0
Information Technology	6.6
Consumer Staples	4.8
Health Care	4.2
Telecommunication Services	0.8
97.9
Short-Term Obligation	1.4
Other Assets & Liabilities, Net	0.7
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Mid Cap Value Fund

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	3,909,485,007
	Investments, at value	4,014,824,532
	Cash	844
	Receivable for:
	Investments sold	2,306,405
	Fund shares sold	3,411,716
	Dividends	36,410,560
	Interest	50,028
	Trustees' deferred compensation plan	40,224
	Prepaid expenses	91,582
	Other assets	982
	Total Assets	4,057,136,873
Liabilities	Payable for:
	Fund shares repurchased	10,067,448
	Investment advisory fee	1,934,904
	Administration fee	602,885
	Pricing and bookkeeping fees	12,131
	Transfer agent fee	1,624,266
	Trustees' fees	26,731
	Custody fee	11,550
	Distribution and service fees	582,784
	Chief compliance officer expenses	53
	Reports to shareholders	737,882
	Trustees' deferred compensation plan	40,224
	Other liabilities	62,566
	Total Liabilities	15,703,424
	Net Assets	4,041,433,449
Net Assets Consist of	Paid-in capital	4,754,353,742
	Undistributed net investment income	33,896,499
	Accumulated net realized loss	(852,156,317)
	Net unrealized appreciation on investments	105,339,525
	Net Assets	4,041,433,449

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Value Fund

August 31, 2010 (Unaudited)

Class A	Net assets	$1,273,014,308
	Shares outstanding	118,021,312
	Net asset value per share	$10.79	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$11.45	(b)
Class B	Net assets	$45,706,803
	Shares outstanding	4,344,219
	Net asset value and offering price per share	$10.52	(a)
Class C	Net assets	$151,738,190
	Shares outstanding	14,368,533
	Net asset value and offering price per share	$10.56	(a)
Class R	Net assets	$270,655,614
	Shares outstanding	25,114,055
	Net asset value, offering and redemption price per share	$10.78
Class Y	Net assets	$12,282
	Shares outstanding	1,139
	Net asset value, offering and redemption price per share	$10.78
Class Z	Net assets	$2,300,306,252
	Shares outstanding	212,976,277
	Net asset value, offering and redemption price per share	$10.80

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Mid Cap Value Fund

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	65,005,132
	Interest	87,802
	Total Investment Income	65,092,934
Expenses	Investment advisory fee	11,983,741
	Administration fee	3,747,376
	Distribution fee:
	Class B	225,744
	Class C	664,217
	Class R	725,699
	Service fee:
	Class B	74,549
	Class C	219,826
	Distribution and service fees:
	Class A	1,802,434
	Pricing and bookkeeping fees	70,818
	Transfer agent fee:
	Class A, Class B, Class C, Class R and Class Z	3,612,649
	Class Y	12
	Trustees' fees	21,583
	Custody fee	50,217
	Chief compliance officer expenses	1,680
	Other expenses	596,234
	Total Expenses	23,796,779
	Expense reductions	(182)
	Net Expenses	23,796,597
	Net Investment Income	41,296,337
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	135,647,861
	Net change in unrealized depreciation on investments	(313,426,221)
	Net Loss	(177,778,360)
	Net Decrease Resulting from Operations	(136,482,023)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Mid Cap Value Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income	41,296,337	30,139,302
	Net realized gain (loss) on investments and foreign currency transactions	135,647,861	(299,147,608)
	Net change in unrealized appreciation (depreciation) on investments	(313,426,221)	2,039,005,188
	Net increase (decrease) resulting from operations	(136,482,023)	1,769,996,882
Distributions to Shareholders	From net investment income:
	Class A	(1,530,418)	(9,486,273)
	Class B	—	(118,551)
	Class C	—	(283,569)
	Class R	(70,065)	(1,055,772)
	Class Y (a)	(35)	(1,968)
	Class Z	(5,751,226)	(19,244,353)
	From return of capital:
	Class A	—	(1,179,530)
	Class B	—	(14,741)
	Class C	—	(35,259)
	Class R	—	(131,276)
	Class Y (a)	—	(245)
	Class Z	—	(2,392,858)
	Total distributions to shareholders	(7,351,744)	(33,944,395)
	Net Capital Stock Transactions	(201,553,575)	(131,106,499)
	Increase from regulatory settlements	17,400	44,425
	Total increase (decrease) in net assets	(345,369,942)	1,604,990,413
Net Assets	Beginning of period	4,386,803,391	2,781,812,978
	End of period	4,041,433,449	4,386,803,391
	Undistributed (overdistributed) net investment income at end of period	33,896,499	(48,094)

(a)  Class Y commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Value Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	13,171,256	153,973,650	34,476,480	320,190,001
Distributions reinvested	120,264	1,373,854	1,021,407	9,544,277
Redemptions	(24,161,885)	(279,288,766)	(47,315,899)	(451,182,983)
Net decrease	(10,870,365)	(123,941,262)	(11,818,012)	(121,448,705)
Class B
Subscriptions	19,230	223,618	149,471	1,317,009
Distributions reinvested	—	—	13,472	120,734
Redemptions	(1,901,863)	(21,786,204)	(3,787,390)	(35,177,085)
Net decrease	(1,882,633)	(21,562,586)	(3,624,447)	(33,739,342)
Class C
Subscriptions	478,914	5,511,704	1,973,707	18,398,360
Distributions reinvested	—	—	26,638	240,612
Redemptions	(2,683,075)	(30,471,330)	(6,816,392)	(63,647,129)
Net decrease	(2,204,161)	(24,959,626)	(4,816,047)	(45,008,157)
Class R
Subscriptions	5,492,210	63,933,755	13,682,875	137,019,802
Distributions reinvested	6,122	69,241	123,314	1,166,143
Redemptions	(5,078,781)	(58,468,773)	(10,264,977)	(99,055,533)
Net increase	419,551	5,534,223	3,541,212	39,130,412
Class Y (a)
Subscriptions	—	—	207,937	1,954,982
Distributions reinvested	3	35	7	77
Redemptions	—	—	(206,808)	(2,047,085)
Net increase (decrease)	3	35	1,136	(92,026)
Class Z
Subscriptions	33,669,469	389,723,264	73,875,293	704,601,659
Distributions reinvested	336,538	3,881,428	1,549,920	14,489,725
Redemptions	(37,083,768)	(430,229,051)	(71,601,663)	(689,040,065)
Net increase (decrease)	(3,077,761)	(36,624,359)	3,823,550	30,051,319

(a)  Class Y commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$11.18		$6.87	$13.12	$15.21	$15.01		$14.02	$12.77
Income from Investment Operations:
Net investment income (c)	0.10	(d)	0.07	0.11	0.13	0.10		0.11	0.13
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.48)		4.32	(6.25)	(1.19)	1.67		2.47	2.23	(e)
Total from investment operations	(0.38)		4.39	(6.14)	(1.06)	1.77		2.58	2.36
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.07)	(0.10)	(0.16)	(0.06)		(0.07)	(0.12)
From net realized gains	—		—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	—		(0.01)	(0.01)	—	—		—	—
Total distributions to shareholders	(0.01)		(0.08)	(0.11)	(1.03)	(1.57)		(1.59)	(1.12)
Increase due to capital contributions	—		—	—	—	—		—	0.01
Increase from regulatory settlements	—	(f)	— (f)	—	—	—		—	—
Net Asset Value, End of Period	$10.79		$11.18	$6.87	$13.12	$15.21		$15.01	$14.02
Total return (g)	(3.38	)%(h)	64.09%	(47.05)%	(7.88)%	13.09	%(h)	20.24%	19.90	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.14	%(k)	1.17%	1.17%	1.10%	1.12	%(k)	1.08%	1.20%
Interest expense	—		—	—	—	—		—	—	%(l)
Net expenses (j)	1.14	%(k)	1.17%	1.17%	1.10%	1.12	%(k)	1.08%	1.20%
Net investment income (j)	1.74	%(k)	0.71%	0.97%	0.83%	0.76	%(k)	0.80%	0.99%
Portfolio turnover rate	29	%(h)	56%	46%	24%	53	%(h)	41%	61%
Net assets, end of period (000s)	$1,273,014		$1,441,388	$966,440	$1,677,414	$1,296,803		$874,429	$10,258

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 19.81%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$10.94		$6.73	$12.86	$14.94	$14.80		$13.89	$12.70
Income from Investment Operations:
Net investment income (loss) (c)	0.05	(d)	— (e)	0.02	0.03	—	(e)	0.01	0.03
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.47)		4.23	(6.11)	(1.19)	1.65		2.43	2.20	(f)
Total from investment operations	(0.42)		4.23	(6.09)	(1.16)	1.65		2.44	2.23
Less Distributions to Shareholders:
From net investment income	—		(0.02)	(0.03)	(0.05)	—	(e)	(0.01)	(0.05)
From net realized gains	—		—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	—		— (e)	(0.01)	—	—		—	—
Total distributions to shareholders	—		(0.02)	(0.04)	(0.92)	(1.51)		(1.53)	(1.05)
Increase due to capital contribution	—		—	—	—	—		—	0.01
Increase from regulatory settlements	—	(e)	— (e)	—	—	—		—	—
Net Asset Value, End of Period	$10.52		$10.94	$6.73	$12.86	$14.94		$14.80	$13.89
Total return (g)	(3.84	)%(h)	62.86%	(47.41)%	(8.61)%	12.36	%(h)	19.32%	18.91	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.89	%(k)	1.92%	1.92%	1.85%	1.87	%(k)	1.84%	1.95%
Interest expense	—		—	—	—	—		—	—	%(l)
Net expenses (j)	1.89	%(k)	1.92%	1.92%	1.85%	1.87	%(k)	1.84%	1.95%
Net investment income (loss) (j)	0.84	%(k)	(0.01)%	0.18%	0.18%	(0.02	)%(k)	0.05%	0.24%
Portfolio turnover rate	29	%(h)	56%	46%	24%	53	%(h)	41%	61%
Net assets, end of period (000s)	$45,707		$68,110	$66,254	$179,087	$255,123		$312,587	$4,447

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 18.82%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$10.98		$6.75	$12.90	$14.99	$14.84		$13.93	$12.73
Income from Investment Operations:
Net investment income (loss) (c)	0.06	(d)	— (e)	0.02	0.01	—	(e)	0.01	0.05
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.48)		4.25	(6.13)	(1.18)	1.66		2.43	2.19	(f)
Total from investment operations	(0.42)		4.25	(6.11)	(1.17)	1.66		2.44	2.24
Less Distributions to Shareholders:
From net investment income	—		(0.02)	(0.03)	(0.05)	—	(e)	(0.01)	(0.05)
From net realized gains	—		—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	—		— (e)	(0.01)	—	—		—	—
Total distributions to shareholders	—		(0.02)	(0.04)	(0.92)	(1.51)		(1.53)	(1.05)
Increase due to capital contributions	—		—	—	—	—		—	0.01
Increase from regulatory settlements	—	(e)	— (e)	—	—	—		—	—
Net Asset Value, End of Period	$10.56		$10.98	$6.75	$12.90	$14.99		$14.84	$13.93
Total return (g)	(3.83	)%(h)	62.97%	(47.42)%	(8.65)%	12.40	%(h)	19.25%	18.97	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.89	%(k)	1.92%	1.92%	1.85%	1.87	%(k)	1.84%	1.95%
Interest expense	—		—	—	—	—		—	—	%(l)
Net expenses (j)	1.89	%(k)	1.92%	1.92%	1.85%	1.87	%(k)	1.84%	1.95%
Net investment income (loss) (j)	0.97	%(k)	(0.03)%	0.19%	0.07%	0.03	%(k)	0.05%	0.36%
Portfolio turnover rate	29	%(h)	56%	46%	24%	53	%(h)	41%	61%
Net assets, end of period (000s)	$151,738		$181,941	$144,370	$318,190	$249,067		$123,789	$944

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 18.88%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2010		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.18		$6.87	$13.11	$15.21	$15.01		$14.25
Income from Investment Operations:
Net investment income (c)	0.09	(d)	0.04	0.09	0.05	0.08		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.49)		4.33	(6.24)	(1.16)	1.66		0.75
Total from investment operations	(0.40)		4.37	(6.15)	(1.11)	1.74		0.76
Less Distributions to Shareholders:
From net investment income	—	(e)	(0.05)	(0.08)	(0.12)	(0.03)		—	(e)
From net realized gains	—		—	—	(0.87)	(1.51)		—
From return of capital	—		(0.01)	(0.01)	—	—		—
Total distributions to shareholders	—	(e)	(0.06)	(0.09)	(0.99)	(1.54)		—	(e)
Increase from regulatory settlements	—	(e)	— (e)	—	—	—		—
Net Asset Value, End of Period	$10.78		$11.18	$6.87	$13.11	$15.21		$15.01
Total return (f)	(3.55	)%(g)	63.69%	(47.13)%	(8.17)%	12.86	%(g)	5.36	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	1.39	%(i)	1.42%	1.42%	1.35%	1.37	%(i)	1.44	%(i)
Net investment income (h)	1.53	%(i)	0.44%	0.94%	0.35%	0.61	%(i)	0.44	%(i)
Portfolio turnover rate	29	%(g)	56%	46%	24%	53	%(g)	41	%(g)
Net assets, end of period (000s)	$270,656		$276,046	$145,227	$46,252	$7,337		$10

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  The Fund's Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended August 31, 2010		Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$11.18		$8.86
Income from Investment Operations:
Net investment income (b)	0.12	(c)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.49)		2.31
Total from investment operations	(0.37)		2.39
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.06)
From return of capital	—		(0.01)
Total distributions to shareholders	(0.03)		(0.07)
Increase from regulatory settlements	—	(d)	—	(d)
Net Asset Value, End of Period	$10.78		$11.18
Total return (e)	(3.32	)%(f)	27.00	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.91	%(h)	0.76	%(h)
Net investment income (g)	2.01	%(h)	1.28	%(h)
Portfolio turnover rate	29	%(f)	56	%(f)
Net assets, end of period (000s)	$12		$13

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Mid Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$11.20		$6.88	$13.13	$15.23	$15.03		$14.04	$12.79
Income from Investment Operations:
Net investment income (c)	0.12	(d)	0.09	0.14	0.17	0.13		0.13	0.16
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.49)		4.33	(6.25)	(1.21)	1.68		2.49	2.23	(e)
Total from investment operations	(0.37)		4.42	(6.11)	(1.04)	1.81		2.62	2.39
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.09)	(0.13)	(0.19)	(0.10)		(0.11)	(0.15)
From net realized gains	—		—	—	(0.87)	(1.51)		(1.52)	(1.00)
From return of capital	—		(0.01)	(0.01)	—	—		—	—
Total distributions to shareholders	(0.03)		(0.10)	(0.14)	(1.06)	(1.61)		(1.63)	(1.15)
Increase due to capital contributions	—		—	—	—	—		—	0.01
Increase from regulatory settlements	—	(f)	— (f)	—	—	—		—	—
Net Asset Value, End of Period	$10.80		$11.20	$6.88	$13.13	$15.23		$15.03	$14.04
Total return (g)	(3.35	)%(h)	64.55%	(46.87)%	(7.70)%	13.36	%(h)	20.49%	20.16	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	0.89	%(k)	0.92%	0.92%	0.85%	0.87	%(k)	0.84%	0.95%
Interest expense	—		—	—	—	—		—	—	%(l)
Net expenses (j)	0.89	%(k)	0.92%	0.92%	0.85%	0.87	%(k)	0.84%	0.95%
Net investment income (j)	2.02	%(k)	0.95%	1.23%	1.10%	1.00	%(k)	0.94%	1.24%
Portfolio turnover rate	29	%(h)	56%	46%	24%	53	%(h)	41%	61%
Net assets, end of period (000s)	$2,300,306		$2,419,305	$1,459,522	$2,109,483	$1,758,133		$1,415,664	$591,318

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 20.07%.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Mid Cap Value Fund

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Mid Cap Value Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class Y and Class Z shares. Each share class has its own expense and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

18

Columbia Mid Cap Value Fund, August 31, 2010 (Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

19

Columbia Mid Cap Value Fund, August 31, 2010 (Unaudited)

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from:
Ordinary Income*	$30,190,486
Tax Return of Capital	3,753,909

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$520,286,451
Unrealized depreciation	(414,946,926)
Net unrealized appreciation	$105,339,525

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$311,073,387
2018	602,735,614
$913,809,001

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly

20

Columbia Mid Cap Value Fund, August 31, 2010 (Unaudited)

investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.60%
$1 billion to $1.5 billion	0.55%
Over $1.5 billion	0.50%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.53% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The New Transfer Agent receives a monthly fee for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

21

Columbia Mid Cap Value Fund, August 31, 2010 (Unaudited)

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent also receives reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $19,303 and received net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $3,390, $34,202 and $6,694, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

22

Columbia Mid Cap Value Fund, August 31, 2010 (Unaudited)

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.05% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $11,204.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $182 for the Fund.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,249,644,070 and $1,468,144,144, respectively.

Note 7. Regulatory Settlements

During the six month period ended August 31, 2010 and the year ended February 28, 2010, the Fund received payments totaling $17,400 and $44,425, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

23

Columbia Mid Cap Value Fund, August 31, 2010 (Unaudited)

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

For the six month period ended August 31, 2010, the Fund did not participate in the securities lending program.

Note 10. Shareholder Concentration

As of August 31, 2010, three shareholder accounts owned 91.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an

24

Columbia Mid Cap Value Fund, August 31, 2010 (Unaudited)

independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

26

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

27

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,375,965	4,623,790	4,403,711	29,218,598

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
169,351,827	23,451,817	4,599,787	29,218,633

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

28

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Mid Cap Value Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1220 A (10/10)

Columbia Small Cap Value Fund II

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	17

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	24

Shareholder Meeting Results	26

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Small Cap Value Fund II

Performance of a $10,000 investment 05/01/02 – 08/31/10 ($)

Sales charge	without	with
Class A	14,989	14,127
Class B	14,068	14,068
Class C	14,060	14,060
Class R	14,796	n/a
Class Z	15,307	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	Z
Inception	05/01/02		05/01/02		05/01/02		01/23/06	05/01/02
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–4.89	–10.32	–5.28	–10.01	–5.28	–6.23	–5.00	–4.68
1-year	4.66	–1.40	3.82	–1.18	3.83	2.83	4.38	5.02
5-year	–0.63	–1.80	–1.40	–1.73	–1.38	–1.38	–0.89	–0.38
Life	4.97	4.23	4.18	4.18	4.17	4.17	4.81	5.24

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–0.08	–5.84	–0.44	–5.42	–0.44	–1.44	–0.17	0.00
1-year	11.46	5.03	10.72	5.72	10.73	9.73	11.20	11.78
5-year	1.83	0.64	1.07	0.73	1.08	1.08	1.58	2.09
Life	6.35	5.60	5.55	5.55	5.55	5.55	6.19	6.61

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

1The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–4.89%

Class A shares (without sales charge)

–4.05%

Russell 2000 Value Index[1]

Annual operating expense ratio (%)*

Class A	1.36
Class B	2.11
Class C	2.11
Class R	1.61
Class Z	1.11

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	10.51
Class B	10.05
Class C	10.04
Class R	10.46
Class Z	10.59

1

Understanding Your Expenses – Columbia Small Cap Value Fund II

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	951.10	1,018.60	6.44	6.67	1.31
Class B	1,000.00	1,000.00	947.20	1,014.82	10.11	10.46	2.06
Class C	1,000.00	1,000.00	947.20	1,014.82	10.11	10.46	2.06
Class R	1,000.00	1,000.00	950.00	1,017.34	7.67	7.93	1.56
Class Z	1,000.00	1,000.00	952.30	1,019.86	5.22	5.40	1.06

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Small Cap Value Fund II

August 31, 2010 (Unaudited)

Common Stocks – 97.6%
	Shares	Value ($)
Consumer Discretionary – 9.9%
Auto Components – 1.7%
Cooper Tire & Rubber Co.	394,200	6,382,098
Dana Holding Corp. (a)	850,000	8,721,000
Tenneco Automotive, Inc. (a)	335,000	8,281,200
Auto Components Total		23,384,298
Automobiles – 0.8%
Thor Industries, Inc.	500,000	11,670,000
Automobiles Total		11,670,000
Distributors – 0.2%
Core-Mark Holding Co., Inc. (a)	110,147	2,851,706
Distributors Total		2,851,706
Diversified Consumer Services – 1.3%
Regis Corp.	410,000	6,875,700
Stewart Enterprises, Inc., Class A	2,250,000	10,710,000
Diversified Consumer Services Total		17,585,700
Hotels, Restaurants & Leisure – 1.8%
Domino's Pizza, Inc. (a)	1,000,000	12,820,000
Texas Roadhouse, Inc., Class A (a)	875,000	11,602,500
Hotels, Restaurants & Leisure Total		24,422,500
Household Durables – 1.6%
Helen of Troy Ltd. (a)	600,000	13,353,000
Tupperware Brands Corp.	230,000	9,048,200
Household Durables Total		22,401,200
Specialty Retail – 2.0%
Foot Locker, Inc.	859,600	10,091,704
Genesco, Inc. (a)	315,000	7,950,600
Pier 1 Imports, Inc. (a)	1,700,000	10,370,000
Specialty Retail Total		28,412,304
Textiles, Apparel & Luxury Goods – 0.5%
Columbia Sportswear Co.	151,100	7,042,771
Textiles, Apparel & Luxury Goods Total		7,042,771
Consumer Discretionary Total		137,770,479
Consumer Staples – 2.5%
Food & Staples Retailing – 1.3%
Pantry, Inc. (a)	590,000	11,103,800
Ruddick Corp.	225,000	7,283,250
Food & Staples Retailing Total		18,387,050
Personal Products – 0.8%
Nu Skin Enterprises, Inc., Class A	400,000	10,228,000
Personal Products Total		10,228,000

	Shares	Value ($)
Tobacco – 0.4%
Universal Corp.	158,988	5,669,512
Tobacco Total		5,669,512
Consumer Staples Total		34,284,562
Energy – 5.0%
Energy Equipment & Services – 2.0%
Hornbeck Offshore Services, Inc. (a)	310,000	4,898,000
ION Geophysical Corp. (a)	2,351,000	8,040,420
Oil States International, Inc. (a)	360,000	14,842,800
Energy Equipment & Services Total		27,781,220
Oil, Gas & Consumable Fuels – 3.0%
Bill Barrett Corp. (a)	400,000	13,024,000
Patriot Coal Corp. (a)	800,000	8,224,000
Stone Energy Corp. (a)	600,000	6,786,000
Swift Energy Co. (a)	500,000	13,475,000
Oil, Gas & Consumable Fuels Total		41,509,000
Energy Total		69,290,220
Financials – 30.8%
Capital Markets – 1.6%
Apollo Investment Corp.	720,000	6,890,400
KBW, Inc. (a)	322,781	7,091,499
Stifel Financial Corp. (a)	195,000	8,439,600
Capital Markets Total		22,421,499
Commercial Banks – 9.5%
Community Bank System, Inc.	630,000	14,225,400
East West Bancorp, Inc.	780,000	11,403,600
First Horizon National Corp. (a)	879,999	8,870,390
IBERIABANK Corp.	255,000	12,431,250
Independent Bank Corp. MA	600,000	12,582,000
Prosperity Bancshares, Inc.	385,000	10,953,250
Sandy Spring Bancorp, Inc.	659,161	9,643,525
Seacoast Banking Corp. of Florida (a)	3,000,000	3,630,000
Sterling Bancorp NY	1,300,000	11,310,000
Sterling Bancshares, Inc.	1,393,200	6,910,272
SVB Financial Group (a)	175,000	6,504,750
Texas Capital Bancshares, Inc. (a)	700,000	10,710,000
Umpqua Holdings Corp.	1,210,000	12,584,000
Commercial Banks Total		131,758,437
Consumer Finance – 0.9%
Cardtronics, Inc. (a)	900,000	12,465,000
Consumer Finance Total		12,465,000

See Accompanying Notes to Financial Statements.

3

Columbia Small Cap Value Fund II

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Insurance – 5.7%
Alterra Capital Holdings Ltd.	515,000	9,548,100
Argo Group International Holdings Ltd.	360,365	10,980,321
Aspen Insurance Holdings Ltd.	450,000	12,780,000
Assured Guaranty Ltd.	500,000	7,725,000
Delphi Financial Group, Inc., Class A	570,000	12,711,000
National Financial Partners Corp. (a)	950,000	10,108,000
Platinum Underwriters Holdings Ltd.	370,000	14,877,700
Insurance Total		78,730,121
Real Estate Investment Trusts (REITs) – 9.4%
BioMed Realty Trust, Inc.	544,300	9,302,087
Brandywine Realty Trust	1,350,000	14,836,500
CBL & Associates Properties, Inc.	670,600	8,181,320
Developers Diversified Realty Corp.	725,800	7,519,288
DuPont Fabros Technology, Inc.	508,600	12,567,506
First Industrial Realty Trust, Inc. (a)	1,000,000	4,250,000
Highwoods Properties, Inc.	400,000	12,512,000
LaSalle Hotel Properties	670,000	14,116,900
Mid-America Apartment Communities, Inc.	310,000	17,505,700
OMEGA Healthcare Investors, Inc.	690,000	14,800,500
U-Store-It Trust	1,950,000	15,600,000
Real Estate Investment Trusts (REITs) Total		131,191,801
Thrifts & Mortgage Finance – 3.7%
First Niagara Financial Group, Inc.	975,000	11,007,750
MGIC Investment Corp. (a)	1,372,614	9,910,273
Northwest Bancshares, Inc.	1,150,000	12,362,500
Ocwen Financial Corp. (a)	1,050,000	9,544,500
Oritani Financial Corp.	259,933	2,445,970
Radian Group, Inc.	1,050,000	6,646,500
Thrifts & Mortgage Finance Total		51,917,493
Financials Total		428,484,351
Health Care – 6.4%
Health Care Equipment & Supplies – 2.8%
CONMED Corp. (a)	600,000	11,106,000
Cooper Companies, Inc.	380,000	15,329,200
Invacare Corp.	557,083	12,757,200
Health Care Equipment & Supplies Total		39,192,400

	Shares	Value ($)
Health Care Providers & Services – 3.6%
Amedisys, Inc. (a)	250,000	5,780,000
Centene Corp. (a)	560,000	11,323,200
Healthspring, Inc. (a)	850,000	17,646,000
Kindred Healthcare, Inc. (a)	890,000	10,457,500
Res-Care, Inc. (a)	430,000	5,332,000
Health Care Providers & Services Total		50,538,700
Health Care Total		89,731,100
Industrials – 19.2%
Aerospace & Defense – 1.8%
BE Aerospace, Inc. (a)	455,000	12,262,250
Esterline Technologies Corp. (a)	290,000	13,340,000
Aerospace & Defense Total		25,602,250
Air Freight & Logistics – 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	160,000	6,934,400
Air Freight & Logistics Total		6,934,400
Airlines – 1.4%
Alaska Air Group, Inc. (a)	230,000	10,172,900
US Airways Group, Inc. (a)	1,050,000	9,492,000
Airlines Total		19,664,900
Building Products – 0.1%
Insteel Industries, Inc.	197,436	1,561,719
Building Products Total		1,561,719
Commercial Services & Supplies – 4.1%
Cenveo, Inc. (a)	2,100,000	11,529,000
Deluxe Corp.	716,088	11,980,152
Geo Group, Inc. (a)	500,000	11,050,000
IESI-BFC Ltd.	606,632	14,334,714
United Stationers, Inc. (a)	200,000	8,978,000
Commercial Services & Supplies Total		57,871,866
Construction & Engineering – 1.2%
EMCOR Group, Inc. (a)	460,000	10,460,400
Sterling Construction Co., Inc. (a)	529,104	5,788,398
Construction & Engineering Total		16,248,798
Electrical Equipment – 0.9%
Brady Corp., Class A (b)	435,000	11,205,600
C&D Technologies, Inc. (a)(b)	1,400,000	798,000
Electrical Equipment Total		12,003,600
Machinery – 3.7%
ArvinMeritor, Inc. (a)	870,000	11,370,900
Barnes Group, Inc.	700,000	10,647,000
Gardner Denver, Inc.	315,000	15,038,100

See Accompanying Notes to Financial Statements.

4

Columbia Small Cap Value Fund II

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Terex Corp. (a)	370,000	6,737,700
Trinity Industries, Inc.	475,000	8,132,000
Machinery Total		51,925,700
Professional Services – 1.6%
Advisory Board Co. (a)	145,000	5,878,300
CBIZ, Inc. (a)	700,000	4,151,000
Navigant Consulting, Inc. (a)	600,000	5,940,000
SFN Group, Inc. (a)	1,300,000	7,072,000
Professional Services Total		23,041,300
Road & Rail – 1.2%
RailAmerica, Inc. (a)	700,000	6,986,000
Werner Enterprises, Inc.	460,000	9,172,400
Road & Rail Total		16,158,400
Trading Companies & Distributors – 2.7%
Houston Wire & Cable Co.	840,000	7,593,600
Textainer Group Holdings Ltd.	570,000	15,561,000
United Rentals, Inc. (a)	1,250,000	14,062,500
Trading Companies & Distributors Total		37,217,100
Industrials Total		268,230,033
Information Technology – 11.3%
Communications Equipment – 0.7%
Ciena Corp. (a)	825,000	10,287,750
Communications Equipment Total		10,287,750
Electronic Equipment, Instruments & Components – 3.1%
Anixter International, Inc. (a)	220,000	10,093,600
Brightpoint, Inc. (a)	750,000	4,470,000
Rofin-Sinar Technologies, Inc. (a)	500,000	10,200,000
Rogers Corp. (a)	480,148	12,867,967
Technitrol, Inc.	1,500,000	5,565,000
Electronic Equipment, Instruments & Components Total		43,196,567
IT Services – 1.2%
iGate Corp.	740,000	11,610,600
NeuStar, Inc., Class A (a)	270,986	5,999,630
IT Services Total		17,610,230
Semiconductors & Semiconductor Equipment – 3.6%
Atmel Corp. (a)	2,125,000	12,325,000
Cirrus Logic, Inc. (a)	625,000	9,450,000
IXYS Corp. (a)	850,000	8,041,000
Micrel, Inc.	950,000	8,402,750
Standard Microsystems Corp. (a)	400,000	7,248,000
Ultra Clean Holdings (a)	510,841	4,326,823
Semiconductors & Semiconductor Equipment Total		49,793,573

	Shares	Value ($)
Software – 2.7%
Ariba, Inc. (a)	750,000	11,602,500
Lawson Software, Inc. (a)	1,700,000	12,920,000
Mentor Graphics Corp. (a)	1,400,000	12,726,000
Software Total		37,248,500
Information Technology Total		158,136,620
Materials – 7.6%
Chemicals – 2.2%
Olin Corp.	395,000	7,074,450
Rockwood Holdings, Inc. (a)	480,000	12,408,000
Solutia, Inc. (a)	875,000	11,847,500
Chemicals Total		31,329,950
Containers & Packaging – 2.5%
Boise, Inc. (a)	2,450,000	16,856,000
Graham Packaging Co., Inc. (a)	431,155	4,820,313
Rock-Tenn Co., Class A	270,000	13,008,600
Containers & Packaging Total		34,684,913
Metals & Mining – 2.0%
RTI International Metals, Inc. (a)	530,000	14,628,000
Schnitzer Steel Industries, Inc., Class A	295,000	13,050,800
Metals & Mining Total		27,678,800
Paper & Forest Products – 0.9%
Schweitzer-Mauduit International, Inc.	230,000	12,383,200
Paper & Forest Products Total		12,383,200
Materials Total		106,076,863
Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.5%
Cincinnati Bell, Inc. (a)	2,750,000	6,462,500
Diversified Telecommunication Services Total		6,462,500
Telecommunication Services Total		6,462,500
Utilities – 4.4%
Electric Utilities – 1.2%
Westar Energy, Inc.	682,400	16,357,128
Electric Utilities Total		16,357,128
Gas Utilities – 3.2%
Atmos Energy Corp.	561,800	15,898,940
New Jersey Resources Corp.	440,600	16,394,726
South Jersey Industries, Inc.	265,000	12,452,350
Gas Utilities Total		44,746,016
Utilities Total		61,103,144
Total Common Stocks (cost of $1,331,338,190)		1,359,569,872

See Accompanying Notes to Financial Statements.

5

Columbia Small Cap Value Fund II

August 31, 2010 (Unaudited)

Short-Term Obligation – 1.7%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 04/28/14, market value $23,190,300 (repurchase proceeds $22,732,120)	22,732,000	22,732,000
Total Short-Term Obligation (cost of $22,732,000)		22,732,000
Total Investments – 99.3% (cost of $1,354,070,190) (c)		1,382,301,872
Other Assets & Liabilities, Net – 0.7%		10,427,611
Net Assets – 100.0%		1,392,729,483

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies which are or were affiliated during the six months ended August 31, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brady Corp., Class A.	$11,908,500	$1,622,262	$1,260,289	$150,500	$—
C&D Technologies, Inc.	2,310,000	—	—	—	798,000
Total	$14,218,500	$1,622,262	$1,260,289	$150,500	$798,000

(c)  Cost for federal income tax purposes is $1,354,070,190.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,359,569,872	$—	$—	$1,359,569,872
Total Short-Term Obligation	—	22,732,000	—	22,732,000
Total Investments	$1,359,569,872	$22,732,000	$—	$1,382,301,872

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	30.8
Industrials	19.2
Information Technology	11.3
Consumer Discretionary	9.9
Materials	7.6
Health Care	6.4
Energy	5.0
Consumer Staples	2.5
Utilities	4.4
Telecommunication Services	0.5
97.6
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	0.7
100.0

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Small Cap Value Fund II

August 31, 2010 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	1,345,876,418
	Affiliated investments, at identified cost	8,193,772
	Total investments, at identified cost	1,354,070,190
	Unaffiliated investments, at value	1,381,503,872
	Affiliated investments, at value	798,000
	Total investments, at value	1,382,301,872
	Cash	642
	Receivable for:
	Investments sold	8,956,664
	Fund shares sold	12,212,172
	Dividends	1,101,247
	Interest	120
	Prepaid expenses	30,587
	Total Assets	1,404,603,304
Liabilities	Payable for:
	Investments purchased	7,631,453
	Fund shares repurchased	2,600,503
	Investment advisory fee	799,572
	Administration fee	196,830
	Pricing and bookkeeping fees	11,968
	Transfer agent fee	383,557
	Trustees' fees	37,998
	Custody fee	21,217
	Distribution and service fees	122,365
	Chief compliance officer expenses	110
	Other liabilities	68,248
	Total Liabilities	11,873,821
	Net Assets	1,392,729,483
Net Assets Consist of	Paid-in capital	1,647,113,690
	Undistributed net investment income	1,312,468
	Accumulated net realized loss	(283,928,357)
	Net unrealized appreciation on investments	28,231,682
	Net Assets	1,392,729,483

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities (continued) – Columbia Small Cap Value Fund II

August 31, 2010 (Unaudited)

Class A	Net assets	$426,465,889
	Shares outstanding	40,584,327
	Net asset value per share	$10.51	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.51/0.9425)	$11.15	(b)
Class B	Net assets	$2,512,864
	Shares outstanding	249,962
	Net asset value and offering price per share	$10.05	(a)
Class C	Net assets	$18,923,741
	Shares outstanding	1,883,958
	Net asset value and offering price per share	$10.04	(a)
Class R	Net assets	$21,894,102
	Shares outstanding	2,093,254
	Net asset value, offering and redemption price per share	$10.46
Class Z	Net assets	$922,932,887
	Shares outstanding	87,185,783
	Net asset value, offering and redemption price per share	$10.59

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Small Cap Value Fund II

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	9,899,913
	Dividends from affiliates	150,500
	Interest	23,862
	Total Investment Income	10,074,275
Expenses	Investment advisory fee	4,920,981
	Administration fee	1,217,154
	Distribution fee:
	Class B	11,277
	Class C	85,881
	Class R	61,308
	Service fee:
	Class B	3,759
	Class C	28,627
	Distribution and service fees:
	Class A	560,437
	Transfer agent fee	1,503,511
	Pricing and bookkeeping fees	70,990
	Trustees' fees	19,630
	Custody fee	33,920
	Chief compliance officer expenses	958
	Other expenses	243,409
	Total Expenses	8,761,842
	Expense reductions	(35)
	Net Expenses	8,761,807
	Net Investment Income	1,312,468
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain (loss) on:
	Unaffiliated investments	58,557,662
	Affiliated investments	(243,673)
	Net realized gain	58,313,989
	Net change in unrealized appreciation (depreciation) on investments	(130,895,389)
	Net Loss	(72,581,400)
	Net Decrease Resulting from Operations	(71,268,932)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Small Cap Value Fund II

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income	1,312,468	7,052,272
	Net realized gain (loss) on investments	58,313,989	(118,900,672)
	Net change in unrealized appreciation (depreciation) on investments	(130,895,389)	657,053,898
	Net increase (decrease) resulting from operations	(71,268,932)	545,205,498
Distributions to Shareholders	From net investment income:
	Class A	—	(1,714,316)
	Class R	—	(57,675)
	Class Z	—	(5,280,281)
	From return of capital:
	Class A	—	(175,829)
	Class R	—	(5,915)
	Class Z	—	(541,574)
	Total distributions to shareholders	—	(7,775,590)
	Net Capital Stock Transactions	47,772,292	62,677,087
	Total increase (decrease) in net assets	(23,496,640)	600,106,995
Net Assets	Beginning of period	1,416,226,123	816,119,128
	End of period	1,392,729,483	1,416,226,123
	Undistributed net investment income at end of period	1,312,468	—

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Small Cap Value Fund II

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	9,516,643	108,830,764	16,882,535	160,610,818
Distributions reinvested	—	—	161,026	1,682,721
Redemptions	(6,489,596)	(75,495,908)	(14,467,480)	(137,280,953)
Net increase	3,027,047	33,334,856	2,576,081	25,012,586
Class B
Subscriptions	29	364	1,997	18,579
Redemptions	(35,754)	(391,958)	(81,783)	(731,165)
Net decrease	(35,725)	(391,594)	(79,786)	(712,586)
Class C
Subscriptions	22,467	250,594	113,786	1,015,570
Redemptions	(363,949)	(3,996,077)	(1,303,758)	(11,623,525)
Net decrease	(341,482)	(3,745,483)	(1,189,972)	(10,607,955)
Class R
Subscriptions	430,985	5,016,981	686,240	6,326,881
Distributions reinvested	—	—	5,492	57,226
Redemptions	(404,519)	(4,599,779)	(820,740)	(7,835,346)
Net increase (decrease)	26,466	417,202	(129,008)	(1,451,239)
Class Z
Subscriptions	15,597,262	179,073,834	29,773,189	280,330,566
Distributions reinvested	—	—	391,889	4,118,759
Redemptions	(14,061,427)	(160,916,523)	(24,297,675)	(234,013,044)
Net increase	1,535,835	18,157,311	5,867,403	50,436,281

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$11.05		$6.74	$12.21	$13.86	$14.12		$12.52	$12.26
Income from Investment Operations:
Net investment income (loss) (c)	—	(d)	0.04	0.11	0.06	0.03		0.04	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)		4.32	(5.47)	(1.21)	0.65		2.98	1.47
Total from investment operations	(0.54)		4.36	(5.36)	(1.15)	0.68		3.02	1.43
Less Distributions to Shareholders:
From net investment income	—		(0.04)	(0.11)	(0.05)	(0.01)		(0.03)	—
From net realized gains	—		—	—	(0.45)	(0.93)		(1.39)	(1.17)
From return of capital	—		(0.01)	—	—	—		—	—
Total distributions to shareholders	—		(0.05)	(0.11)	(0.50)	(0.94)		(1.42)	(1.17)
Net Asset Value, End of Period	$10.51		$11.05	$6.74	$12.21	$13.86		$14.12	$12.52
Total return (e)	(4.89	)%(f)	64.73%	(44.03)%	(8.74)%	5.49	%(f)	26.14%	13.42	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.31	%(i)	1.32%	1.28%	1.26%	1.27	%(i)	1.23%	1.47%
Interest expense	—		—	—	—	—		—	—	%(j)
Net expenses (h)	1.31	%(i)	1.32%	1.28%	1.26%	1.27	%(i)	1.23%	1.47%
Waiver/Reimbursement	—		—	—	—	—		—	0.02%
Net investment income (loss) (h)	0.02	%(i)	0.44%	1.05%	0.46%	0.25	%(i)	0.33%	(0.30)%
Portfolio turnover rate	32	%(f)	70%	56%	41%	61	%(f)	80%	61%
Net assets, end of period (000s)	$426,466		$414,901	$235,871	$368,060	$118,549		$8,646	$4,868

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$10.61		$6.49	$11.74	$13.41	$13.76		$12.28	$12.13
Income from Investment Operations:
Net investment income (loss) (c)	(0.04)		(0.03)	0.03	(0.04)	(0.06)		(0.05)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)		4.15	(5.24)	(1.18)	0.64		2.90	1.44
Total from investment operations	(0.56)		4.12	(5.21)	(1.22)	0.58		2.85	1.32
Less Distributions to Shareholders:
From net investment income	—		—	(0.04)	—	—		—	—
From net realized gains	—		—	—	(0.45)	(0.93)		(1.37)	(1.17)
Total distributions to shareholders	—		—	(0.04)	(0.45)	(0.93)		(1.37)	(1.17)
Net Asset Value, End of Period	$10.05		$10.61	$6.49	$11.74	$13.41		$13.76	$12.28
Total return (d)	(5.28	)%(e)	63.48%	(44.46)%	(9.49)%	4.82	%(e)	25.12%	12.59	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.06	%(h)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Interest expense	—		—	—	—	—		—	—	%(i)
Net expenses (g)	2.06	%(h)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Waiver/Reimbursement	—		—	—	—	—		—	0.02%
Net investment income (loss) (g)	(0.73	)%(h)	(0.29)%	0.29%	(0.28)%	(0.53	)%(h)	(0.43)%	(1.05)%
Portfolio turnover rate	32	%(e)	70%	56%	41%	61	%(e)	80%	61%
Net assets, end of period (000s)	$2,513		$3,031	$2,373	$5,248	$3,746		$2,158	$1,569

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$10.60		$6.49	$11.73	$13.40	$13.75		$12.27	$12.13
Income from Investment Operations:
Net investment income (loss) (c)	(0.04)		(0.02)	0.03	(0.04)	(0.06)		(0.04)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)		4.13	(5.23)	(1.18)	0.64		2.89	1.43
Total from investment operations	(0.56)		4.11	(5.20)	(1.22)	0.58		2.85	1.31
Less Distributions to Shareholders:
From net investment income	—		—	(0.04)	—	—		—	—
From net realized gains	—		—	—	(0.45)	(0.93)		(1.37)	(1.17)
Total distributions to shareholders	—		—	(0.04)	(0.45)	(0.93)		(1.37)	(1.17)
Net Asset Value, End of Period	$10.04		$10.60	$6.49	$11.73	$13.40		$13.75	$12.27
Total return (d)	(5.28	)%(e)	63.33%	(44.41)%	(9.49)%	4.83	%(e)	25.14%	12.51	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.06	%(h)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Interest expense	—		—	—	—	—		—	—	%(i)
Net expenses (g)	2.06	%(h)	2.07%	2.03%	2.01%	2.02	%(h)	1.98%	2.22%
Waiver/Reimbursement	—		—	—	—	—		—	0.02%
Net investment income (loss) (g)	(0.73	)%(h)	(0.27)%	0.29%	(0.29)%	(0.49	)%(h)	(0.32)%	(1.05)%
Portfolio turnover rate	32	%(e)	70%	56%	41%	61	%(e)	80%	61%
Net assets, end of period (000s)	$18,924		$23,588	$22,159	$46,303	$17,032		$1,671	$370

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2010		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.01		$6.72	$12.17	$13.83	$14.11		$12.93
Income from Investment Operations:
Net investment income (loss) (c)	(0.01)		0.02	0.09	0.03	—	(d)	—
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)		4.30	(5.45)	(1.22)	0.65		1.18
Total from investment operations	(0.55)		4.32	(5.36)	(1.19)	0.65		1.18
Less Distributions to Shareholders:
From net investment income	—		(0.03)	(0.09)	(0.02)	—		—
From net realized gains	—		—	—	(0.45)	(0.93)		—
From return of capital	—		— (d)	—	—	—		—
Total distributions to shareholders	—		(0.03)	(0.09)	(0.47)	(0.93)		—
Net Asset Value, End of Period	$10.46		$11.01	$6.72	$12.17	$13.83		$14.11
Total return (e)	(5.00	)%(f)	64.32%	(44.18)%	(9.03)%	5.22	%(f)	9.13	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.56	%(h)	1.57%	1.53%	1.51%	1.52	%(h)	1.36	%(h)
Net investment income (loss) (g)	(0.23	)%(h)	0.20%	0.82%	0.20%	(0.02	)%(h)	0.03	%(h)
Portfolio turnover rate	32	%(f)	70%	56%	41%	61	%(f)	80	%(f)
Net assets, end of period (000s)	$21,894		$22,755	$14,765	$13,851	$1,727		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Value Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010	2009	2008	2007 (a)		2006 (b)	2005
Net Asset Value, Beginning of Period	$11.11		$6.78	$12.29	$13.95	$14.21		$12.60	$12.30
Income from Investment Operations:
Net investment income (loss) (c)	0.02		0.07	0.14	0.10	0.06		0.07	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)		4.33	(5.51)	(1.23)	0.67		3.00	1.48
Total from investment operations	(0.52)		4.40	(5.37)	(1.13)	0.73		3.07	1.47
Less Distributions to Shareholders:
From net investment income	—		(0.06)	(0.14)	(0.08)	(0.06)		(0.06)	—	(d)
From net realized gains	—		—	—	(0.45)	(0.93)		(1.40)	(1.17)
From return of capital	—		(0.01)	—	—	—		—	—
Total distributions to shareholders	—		(0.07)	(0.14)	(0.53)	(0.99)		(1.46)	(1.17)
Net Asset Value, End of Period	$10.59		$11.11	$6.78	$12.29	$13.95		$14.21	$12.60
Total return (e)	(4.68	)%(f)	64.94%	(43.87)%	(8.55)%	5.77	%(f)	26.43%	13.72	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.06	%(i)	1.07%	1.03%	1.01%	1.02	%(i)	0.98%	1.22%
Interest expense	—		—	—	—	—		—	—	%(j)
Net expenses (h)	1.06	%(i)	1.07%	1.03%	1.01%	1.02	%(i)	0.98%	1.22%
Waiver/Reimbursement	—		—	—	—	—		—	0.02%
Net investment income (loss) (h)	0.27	%(i)	0.68%	1.33%	0.71%	0.47	%(i)	0.56%	(0.05)%
Portfolio turnover rate	32	%(f)	70%	56%	41%	61	%(f)	80%	61%
Net assets, end of period (000s)	$922,933		$951,951	$540,951	$654,658	$393,160		$238,856	$197,829

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Small Cap Value Fund II

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Small Cap Value Fund II (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar

17

Columbia Small Cap Value Fund II, August 31, 2010 (Unaudited)

securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

18

Columbia Small Cap Value Fund II, August 31, 2010 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from:
Ordinary Income*	$7,052,272
Return of Capital	723,318

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$184,648,588
Unrealized depreciation	(156,416,906)
Net unrealized appreciation	$28,231,682

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$70,573,610
2018	265,955,033
$336,528,643

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

19

Columbia Small Cap Value Fund II, August 31, 2010 (Unaudited)

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.65% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as

20

Columbia Small Cap Value Fund II, August 31, 2010 (Unaudited)

sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $335 and received net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $4,016 and $131, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.10% of the Fund's average daily net assets on an annualized basis.

The New Advisor is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. At

21

Columbia Small Cap Value Fund II, August 31, 2010 (Unaudited)

August 31, 2010, $1,164 was potentially recoverable from the Fund pursuant to this arrangement.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $16,441.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $35 for the Fund.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $516,199,202 and $462,580,164, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 13.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District

22

Columbia Small Cap Value Fund II, August 31, 2010 (Unaudited)

Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

23

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

24

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

25

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at an adjourned meeting of shareholders held on March 31, 2010 and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,139,398	748,547	948,705	13,513,616

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,234,093	3,964,470	1,638,081	13,513,623

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

26

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Small Cap Value Fund II
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1225 A (10/10)

Columbia Marsico 21st Century Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	6

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	16

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	25

Shareholder Meeting Results	27

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Marsico 21st Century Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	10,525	9,919
Class B	9,764	9,764
Class C	9,764	9,764
Class R	10,399	n/a
Class Z	10,799	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	Z
Inception	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–7.39	–12.72	–7.70	–12.31	–7.70	–8.62	–7.52	–7.25
1-year	5.48	–0.55	4.68	–0.32	4.68	3.68	5.21	5.77
5-year	0.53	–0.66	–0.22	–0.60	–0.22	–0.22	0.29	0.78
10-year	0.51	–0.08	–0.24	–0.24	–0.24	–0.24	0.39	0.77

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–3.91	–9.44	–4.26	–9.04	–4.26	–5.21	–4.01	–3.75
1-year	7.27	1.11	6.37	1.37	6.37	5.37	6.93	7.49
5-year	1.79	0.58	1.02	0.63	1.02	1.02	1.53	2.02
10-year	2.15	1.55	1.38	1.38	1.38	1.38	2.02	2.41

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

1The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–7.39%

Class A shares (without sales charge)

–3.93%

Russell 3000 Index[1]

Annual operating expense ratio (%)*

Class A	1.34
Class B	2.09
Class C	2.09
Class R	1.59
Class Z	1.09

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	10.77
Class B	10.07
Class C	10.07
Class R	10.70
Class Z	11.00

1

Understanding Your Expenses – Columbia Marsico 21st Century Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	926.10	1,018.45	6.51	6.82	1.34
Class B	1,000.00	1,000.00	923.00	1,014.67	10.13	10.61	2.09
Class C	1,000.00	1,000.00	923.00	1,014.67	10.13	10.61	2.09
Class R	1,000.00	1,000.00	924.80	1,017.19	7.71	8.08	1.59
Class Z	1,000.00	1,000.00	927.50	1,019.71	5.30	5.55	1.09

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Marsico 21st Century Fund

August 31, 2010 (Unaudited)

Common Stocks – 96.6%
	Shares	Value ($)
Consumer Discretionary – 23.6%
Hotels, Restaurants & Leisure – 7.1%
Chipotle Mexican Grill, Inc. (a)	118,359	17,852,088
Starwood Hotels & Resorts Worldwide, Inc.	2,135,813	99,806,541
Vail Resorts, Inc. (a)(b)	2,159,919	71,342,125
Wynn Resorts Ltd.	413,764	33,353,516
Hotels, Restaurants & Leisure Total		222,354,270
Household Durables – 0.9%
PDG Realty SA Empreendimentos e Participacoes	2,810,503	28,869,167
Household Durables Total		28,869,167
Internet & Catalog Retail – 4.1%
Amazon.com, Inc. (a)	759,903	94,858,691
NetFlix, Inc. (a)	265,956	33,382,797
Internet & Catalog Retail Total		128,241,488
Media – 6.6%
CBS Corp., Class B	5,281,638	72,992,237
Walt Disney Co.	4,144,858	135,080,922
Media Total		208,073,159
Specialty Retail – 4.9%
J Crew Group, Inc. (a)	1,421,270	43,334,522
Rue21, Inc. (a)	1,157,907	24,420,259
Williams-Sonoma, Inc.	3,381,130	87,774,135
Specialty Retail Total		155,528,916
Consumer Discretionary Total		743,067,000
Energy – 2.7%
Oil, Gas & Consumable Fuels – 2.7%
Anadarko Petroleum Corp.	1,850,291	85,094,883
Oil, Gas & Consumable Fuels Total		85,094,883
Energy Total		85,094,883
Financials – 33.4%
Capital Markets – 5.0%
Jefferies Group, Inc.	4,687,432	105,514,094
State Street Corp.	1,499,233	52,593,094
Capital Markets Total		158,107,188
Commercial Banks – 20.8%
City National Corp.	1,404,517	68,034,803
Columbia Banking System, Inc.	679,852	12,108,164
First Horizon National Corp. (a)	7,799,543	78,619,393
First Midwest Bancorp, Inc.	2,296,920	25,220,182
Glacier Bancorp, Inc.	1,765,499	24,434,506
Park Sterling Bank (a)(b)	1,868,030	11,301,582
PNC Financial Services Group, Inc.	2,999,617	152,860,482

	Shares	Value ($)
U.S. Bancorp	4,599,167	95,662,674
Wells Fargo & Co.	7,874,560	185,445,888
Commercial Banks Total		653,687,674
Real Estate Investment Trusts (REITs) – 1.2%
Colony Financial, Inc.	721,673	12,788,045
Taubman Centers, Inc.	624,267	25,900,838
Real Estate Investment Trusts (REITs) Total		38,688,883
Real Estate Management & Development – 3.4%
BR Malls Participacoes SA	1,710,500	26,783,630
Jones Lang LaSalle, Inc.	1,048,700	79,187,337
Real Estate Management & Development Total		105,970,967
Thrifts & Mortgage Finance – 3.0%
First Niagara Financial Group, Inc.	8,298,326	93,688,101
Thrifts & Mortgage Finance Total		93,688,101
Financials Total		1,050,142,813
Health Care – 5.3%
Health Care Equipment & Supplies – 4.1%
Intuitive Surgical, Inc. (a)	487,506	129,203,715
Health Care Equipment & Supplies Total		129,203,715
Health Care Providers & Services – 1.2%
Emergency Medical Services Corp., Class A (a)	799,533	38,417,561
Health Care Providers & Services Total		38,417,561
Health Care Total		167,621,276
Industrials – 12.3%
Aerospace & Defense – 6.0%
Honeywell International, Inc.	2,031,850	79,425,017
Precision Castparts Corp.	961,040	108,770,507
Aerospace & Defense Total		188,195,524
Commercial Services & Supplies – 0.6%
Ritchie Bros Auctioneers, Inc.	1,011,689	18,443,090
Commercial Services & Supplies Total		18,443,090
Electrical Equipment – 1.4%
Sensata Technologies Holding NV (a)	2,598,248	43,832,444
Electrical Equipment Total		43,832,444
Road & Rail – 4.3%
CSX Corp.	2,727,981	136,098,972
Road & Rail Total		136,098,972
Industrials Total		386,570,030

See Accompanying Notes to Financial Statements.

3

Columbia Marsico 21st Century Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Information Technology – 13.6%
Computers & Peripherals – 5.2%
Apple, Inc. (a)	666,149	162,120,682
Computers & Peripherals Total		162,120,682
Internet Software & Services – 2.2%
Akamai Technologies, Inc. (a)	1,040,357	47,929,247
OpenTable, Inc. (a)	421,226	22,451,346
Internet Software & Services Total		70,380,593
Software – 6.2%
ANSYS, Inc. (a)	1,504,938	58,361,496
Nuance Communications, Inc. (a)	3,890,302	57,109,633
Salesforce.com, Inc. (a)	714,010	78,455,419
Software Total		193,926,548
Information Technology Total		426,427,823
Materials – 2.7%
Chemicals – 2.7%
Monsanto Co.	1,638,364	86,259,865
Chemicals Total		86,259,865
Materials Total		86,259,865
Telecommunication Services – 3.0%
Wireless Telecommunication Services – 3.0%
Crown Castle International Corp. (a)	2,324,687	95,591,129
Wireless Telecommunication Services Total		95,591,129
Telecommunication Services Total		95,591,129
Total Common Stocks (cost of $2,807,456,335)		3,040,774,819
Warrants – 0.6%
	Units
Financials – 0.6%
Diversified Financial Services – 0.6%
JPMorgan Chase & Co., Expires 10/28/18 (a)	1,489,447	17,918,048
Diversified Financial Services Total		17,918,048
Financials Total		17,918,048
Total Warrants (cost of $18,635,962)		17,918,048

Short-Term Obligation – 2.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 07/14/14, market value $91,078,000 (repurchase proceeds $89,288,471)	89,288,000	89,288,000
Total Short-Term Obligation (cost of $89,288,000)		89,288,000
Total Investments – 100.0% (cost of $2,915,380,297) (c)		3,147,980,867
Other Assets & Liabilities, Net – (0.0)%		(89,818)
Net Assets – 100.0%		3,147,891,049

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended August 31, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Vail Resorts, Inc.	$83,838,554	$—	$7,912,827	$—	$71,342,125
Park Sterling Bank	—	12,142,195	—	—	11,301,582
Total	$83,838,554	$12,142,195	$7,912,827	$—	$82,643,707

(c)  Cost for federal income tax purposes is $2,915,380,297.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$3,040,774,819	$—	$—	$3,040,774,819
Total Warrants	17,918,048	—	—	17,918,048
Total Short-Term Obligation	—	89,288,000	—	89,288,000
Total Investments	$3,058,692,867	$89,288,000	$—	$3,147,980,867

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

4

Columbia Marsico 21st Century Fund

August 31, 2010 (Unaudited)

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	34.0
Consumer Discretionary	23.6
Information Technology	13.6
Industrials	12.3
Health Care	5.3
Telecommunication Services	3.0
Energy	2.7
Materials	2.7
	97.2
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	(0.0	)*
	100.0

*  Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities – Columbia Marsico 21st Century Fund

August 31, 2010 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	2,799,906,124
	Affiliated investments, at identified cost	115,474,173
	Total investments, at identified cost	2,915,380,297
	Unaffiliated investments, at value	3,065,337,160
	Affiliated investments, at value	82,643,707
	Total investments, at value	3,147,980,867
	Cash	122
	Receivable for:
	Investments sold	22,576,978
	Fund shares sold	3,095,368
	Dividends	1,753,371
	Interest	471
	Foreign tax reclaims	567,725
	Prepaid expenses	79,135
	Total Assets	3,176,054,037
Liabilities	Payable for:
	Investments purchased	12,569,629
	Fund shares repurchased	9,670,936
	Investment advisory fee	1,832,983
	Administration fee	615,950
	Pricing and bookkeeping fees	14,842
	Transfer agent fee	1,695,381
	Trustees' fees	40,191
	Custody fee	124,666
	Distribution and service fees	950,648
	Chief compliance officer expenses	745
	Other liabilities	647,017
	Total Liabilities	28,162,988
	Net Assets	3,147,891,049
Net Assets Consist of	Paid-in capital	5,537,575,688
	Accumulated net investment loss	(12,752,122)
	Accumulated net realized loss	(2,609,606,591)
	Net unrealized appreciation on:
	Investments	232,600,570
	Foreign currency translations	73,504
	Net Assets	3,147,891,049

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities (continued) – Columbia Marsico 21st Century Fund

August 31, 2010 (Unaudited)

Class A	Net assets	$1,565,046,708
	Shares outstanding	145,294,301
	Net asset value per share	$10.77	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.77/0.9425)	$11.43	(b)
Class B	Net assets	$95,299,068
	Shares outstanding	9,464,323
	Net asset value and offering price per share	$10.07	(a)
Class C	Net assets	$527,751,801
	Shares outstanding	52,420,314
	Net asset value and offering price per share	$10.07	(a)
Class R	Net assets	$34,764,181
	Shares outstanding	3,248,459
	Net asset value, offering and redemption price per share	$10.70
Class Z	Net assets	$925,029,291
	Shares outstanding	84,113,612
	Net asset value, offering and redemption price per share	$11.00

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia Marsico 21st Century Fund

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	13,637,681
	Interest	111,374
	Foreign taxes withheld	(199,108)
	Total Investment Income	13,549,947
Expenses	Investment advisory fee	11,778,337
	Administration fee	3,996,095
	Distribution fee:
	Class B	425,238
	Class C	2,373,404
	Class R	103,396
	Service fee:
	Class B	141,746
	Class C	791,135
	Distribution and service fees:
	Class A	2,327,687
	Transfer agent fee	3,676,131
	Pricing and bookkeeping fees	73,456
	Trustees' fees	24,062
	Custody fee	172,915
	Chief compliance officer expenses	2,157
	Other expenses	409,486
	Total Expenses	26,295,245
	Expense reductions	(114)
	Net Expenses	26,295,131
	Net Investment Loss	(12,745,184)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain (loss) on:
	Unaffiliated investments	324,324,105
	Affiliated investments	(1,181,629)
	Foreign currency transactions	(485,122)
	Net realized loss on violation of investment restriction (See Note 9)	(1,093,080)
	Reimbursement of realized loss on violation of investment restriction (See Note 9)	1,093,080
	Net realized gain	322,657,354
	Net change in unrealized appreciation (depreciation) on:
	Investments	(550,833,684)
	Foreign currency translations	29,245
	Net change in unrealized appreciation (depreciation)	(550,804,439)
	Net Loss	(228,147,085)
	Net Decrease Resulting from Operations	(240,892,269)

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia Marsico 21st Century Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment loss	(12,745,184)	(17,572,011)
	Net realized gain (loss) on investments and foreign currency transactions	322,657,354	(29,875,453)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(550,804,439)	1,852,063,675
	Net increase (decrease) resulting from operations	(240,892,269)	1,804,616,211
Distributions to Shareholders	From net investment income:
	Class Z	—	(51,807)
	Total distributions to shareholders	—	(51,807)
	Net Capital Stock Transactions	(432,544,292)	(1,581,913,765)
	Total increase (decrease) in net assets	(673,436,561)	222,650,639
Net Assets	Beginning of period	3,821,327,610	3,598,676,971
	End of period	3,147,891,049	3,821,327,610
	Overdistributed (Accumulated) net investment income (loss) at end of period	(12,752,122)	(6,938)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets (continued) – Columbia Marsico 21st Century Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	7,606,105	90,880,902	28,125,647	271,443,196
Redemptions	(33,698,257)	(402,339,577)	(125,712,406)	(1,218,405,442)
Net decrease	(26,092,152)	(311,458,675)	(97,586,759)	(946,962,246)
Class B
Subscriptions	47,398	535,674	389,920	3,272,819
Redemptions	(1,333,588)	(14,923,784)	(3,505,840)	(32,363,151)
Net decrease	(1,286,190)	(14,388,110)	(3,115,920)	(29,090,332)
Class C
Subscriptions	1,133,744	12,686,103	4,696,952	42,097,591
Redemptions	(9,249,966)	(102,999,257)	(34,135,126)	(316,088,945)
Net decrease	(8,116,222)	(90,313,154)	(29,438,174)	(273,991,354)
Class R
Subscriptions	492,378	5,822,583	1,653,756	15,191,943
Redemptions	(842,497)	(9,873,620)	(3,871,749)	(36,817,796)
Net decrease	(350,119)	(4,051,037)	(2,217,993)	(21,625,853)
Class Z
Subscriptions	16,708,496	202,970,499	27,604,452	276,459,305
Distributions reinvested	—	—	3,866	35,489
Redemptions	(17,683,749)	(215,303,815)	(59,572,261)	(586,738,774)
Net decrease	(975,253)	(12,333,316)	(31,963,943)	(310,243,980)

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$11.63		$7.31		$14.55		$14.28		$13.58		$10.61		$9.70
Income from Investment Operations:
Net investment income (loss) (c)	(0.04)		(0.03)		0.01		0.02		0.11	(d)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.82)		4.35		(7.25)		0.77	(e)	0.89		3.00		0.96
Total from investment operations	(0.86)		4.32		(7.24)		0.79		1.00		2.97		0.91
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.10)		—	(f)	—
From net realized gains	—		—		—		(0.49)		(0.20)		—		—
From return of capital	—		—		—		(0.03)		—		—		—
Total distributions to shareholders	—		—		—		(0.52)		(0.30)		—	(f)	—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(f)	—		—		—		—
Net Asset Value, End of Period	$10.77		$11.63		$7.31		$14.55		$14.28		$13.58		$10.61
Total return (g)	(7.39	)%(h)(i)	59.10	%(j)	(49.76	)%(j)	5.16	%(j)	7.59	%(h)(j)	28.04	%(j)	9.38%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (k)	1.34	%(l)	1.30%		1.25%		1.20%		1.26	%(l)	1.31%		1.40%
Interest expense	—		—		—		—		—		—		—	%(m)
Net expenses (k)	1.34	%(l)	1.30%		1.25%		1.20%		1.26	%(l)	1.31%		1.40%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%		—
Net investment income (loss) (k)	(0.61	)%(l)	(0.35)%		0.12%		0.15%		0.84	%(l)	(0.22)%		(0.50)%
Portfolio turnover rate	54	%(h)	119%		152%		113%		86	%(h)	141%		130%
Net assets, end of period (000s)	$1,565,047		$1,993,000		$1,967,386		$5,062,299		$2,474,268		$675,287		$187,094

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.91		$6.92		$13.86		$13.73		$12.99		$10.22		$9.42
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.10)		(0.07)		(0.08)		—	(d)(e)	(0.11)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)		4.09		(6.87)		0.73	(f)	0.88		2.88		0.92
Total from investment operations	(0.84)		3.99		(6.94)		0.65		0.88		2.77		0.80
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.02)		—		—
From net realized gains	—		—		—		(0.49)		(0.12)		—		—
From return of capital	—		—		—		(0.03)		—		—		—
Total distributions to shareholders	—		—		—		(0.52)		(0.14)		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(e)	—		—		—		—
Net Asset Value, End of Period	$10.07		$10.91		$6.92		$13.86		$13.73		$12.99		$10.22
Total return (g)	(7.70	)%(h)(i)	57.66	%(j)	(50.07	)%(j)	4.34	%(j)	6.88	%(h)(j)	27.10	%(j)	8.49%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (k)	2.09	%(l)	2.05%		2.00%		1.95%		2.01	%(l)	2.06%		2.15%
Interest expense	—		—		—		—		—		—		—	%(m)
Net expenses (k)	2.09	%(l)	2.05%		2.00%		1.95%		2.01	%(l)	2.06%		2.15%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%		—
Net investment loss (k)	(1.36	)%(l)	(1.10)%		(0.63)%		(0.56)%		(0.02	)%(l)	(0.96)%		(1.25)%
Portfolio turnover rate	54	%(h)	119%		152%		113%		86	%(h)	141%		130%
Net assets, end of period (000s)	$95,299		$117,307		$95,889		$230,505		$167,144		$97,006		$60,495

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.91		$6.91		$13.86		$13.73		$12.99		$10.22		$9.42
Income from Investment Operations:
Net investment income (loss) (c)	(0.08)		(0.10)		(0.07)		(0.09)		0.01	(d)	(0.11)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)		4.10		(6.88)		0.74	(e)	0.87		2.88		0.92
Total from investment operations	(0.84)		4.00		(6.95)		0.65		0.88		2.77		0.80
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.02)		—		—
From net realized gains	—		—		—		(0.49)		(0.12)		—		—
From return of capital	—		—		—		(0.03)		—		—		—
Total distributions to shareholders	—		—		—		(0.52)		(0.14)		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(f)	—		—		—		—
Net Asset Value, End of Period	$10.07		$10.91		$6.91		$13.86		$13.73		$12.99		$10.22
Total return (g)	(7.70	)%(h)(i)	57.89	%(j)	(50.14	)%(j)	4.34	%(j)	6.88	%(h)(j)	27.10	%(j)	8.49%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (k)	2.09	%(l)	2.05%		2.00%		1.95%		2.01	%(l)	2.06%		2.15%
Interest expense	—		—		—		—		—		—		—	%(m)
Net expenses (k)	2.09	%(l)	2.05%		2.00%		1.95%		2.01	%(l)	2.06%		2.15%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%		—
Net investment income (loss) (k)	(1.36	)%(l)	(1.10)%		(0.63)%		(0.60)%		0.11	%(l)	(0.96)%		(1.25)%
Portfolio turnover rate	54	%(h)	119%		152%		113%		86	%(h)	141%		130%
Net assets, end of period (000s)	$527,752		$660,457		$622,098		$1,418,014		$651,596		$157,286		$38,460

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Period Ended March 31,
Class R Shares	2010		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$11.57		$7.29		$14.55		$14.32		$13.58		$12.53
Income from Investment Operations:
Net investment income (loss) (c)	(0.05)		(0.06)		(0.02)		(0.02)		0.16	(d)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.82)		4.34		(7.24)		0.77	(e)	0.81		1.07
Total from investment operations	(0.87)		4.28		(7.26)		0.75		0.97		1.05
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.06)		—
From net realized gains	—		—		—		(0.49)		—		—	(f)
From return of capital	—		—		—		(0.03)		(0.17)		—
Total distributions to shareholders	—		—		—		(0.52)		(0.23)		—	(f)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(f)	—		—		—
Net Asset Value, End of Period	$10.70		$11.57		$7.29		$14.55		$14.32		$13.58
Total return (g)	(7.52	)%(h)(i)	58.71	%(j)	(49.90	)%(j)	4.87	%(j)	7.38	%(h)(j)	8.38	%(h)(j)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (k)	1.59	%(l)	1.55%		1.50%		1.45%		1.51	%(l)	1.63	%(l)
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.03	%(l)
Net investment income (loss) (k)	(0.85	)%(l)	(0.59)%		(0.13)%		(0.15)%		1.25	%(l)	(0.91	)%(l)
Portfolio turnover rate	54	%(h)	119%		152%		113%		86	%(h)	141	%(h)
Net assets, end of period (000s)	$34,764		$41,627		$42,429		$47,777		$4,394		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the period ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Marsico 21st Century Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$11.86		$7.44		$14.76		$14.45		$13.76		$10.75		$9.80
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)		(0.01)		0.05		0.07		0.13	(d)	—	(e)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.84)		4.43		(7.37)		0.76	(f)	0.91		3.04		0.98
Total from investment operations	(0.86)		4.42		(7.32)		0.83		1.04		3.04		0.95
Less Distributions to Shareholders:
From net investment income	—		—	(e)	—		—		(0.12)		(0.03)		—
From net realized gains	—		—		—		(0.49)		(0.23)		—		—
From return of capital	—		—		—		(0.03)		—		—		—
Total distributions to shareholders	—		—	(e)	—		(0.52)		(0.35)		(0.03)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—		—	(c)(e)	—		—		—		—
Net Asset Value, End of Period	$11.00		$11.86		$7.44		$14.76		$14.45		$13.76		$10.75
Total return (g)	(7.25	)%(h)(i)	59.42	%(j)	(49.59	)%(j)	5.38	%(j)	7.84	%(h)(j)	28.33	%(j)	9.69%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (k)	1.09	%(l)	1.05%		1.00%		0.95%		1.01	%(l)	1.06%		1.15%
Interest expense	—		—		—		—		—		—		—	%(m)
Net expenses (k)	1.09	%(l)	1.05%		1.00%		0.95%		1.01	%(l)	1.06%		1.15%
Waiver/Reimbursement	—		0.01%		0.04%		0.02%		0.02	%(l)	0.01%		—
Net investment income (loss) (k)	(0.35	)%(l)	(0.10)%		0.37%		0.41%		1.03	%(l)	0.04%		(0.25)%
Portfolio turnover rate	54	%(h)	119%		152%		113%		86	%(h)	141%		130%
Net assets, end of period (000s)	$925,029		$1,008,937		$870,875		$1,614,313		$732,508		$274,594		$114,896

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(e)  Rounds to less than $0.01 per share.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%, except for the period ended February 28, 2007 and the year ended March 31, 2006, which had an impact of 0.07% and 0.08%, respectively.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Marsico 21st Century Fund

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Marsico 21st Century Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a

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Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities except for premiums attributable to the conversion feature on convertible securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or

17

Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from:
Ordinary Income*	$51,807

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$416,131,212
Unrealized depreciation	(183,530,642)
Net unrealized appreciation	$232,600,570

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$1,181,576,157
2018	1,526,982,692
$2,708,558,849

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized

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Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.64% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Advisor has contractually agreed to waive a portion of its advisory fees through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

For the six month period ended August 31, 2010, Columbia did not waive investment advisory fees for the Fund.

Sub-Advisory Fee

Marsico has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, and subject to the oversight of the New Advisor and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays

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Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its

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Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $42,702 and received net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $194,418 and $14,286, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.20% of the Fund's average daily net assets on an annualized basis.

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Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $19,518.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $114 for the Fund.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,873,805,372 and $2,271,662,909, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 12.1% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Other

During the six month period ended August 31, 2010, the Fund purchased a security in violation of investment restrictions and experienced a realized loss of $1,093,080. Columbia reimbursed the Fund for the loss.

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Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

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Columbia Marsico 21st Century Fund, August 31, 2010 (Unaudited)

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

25

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

26

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at an adjourned meeting of shareholders held on March 31, 2010 and Proposal 3 and Proposal 4 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,853,963	6,653,294	5,631,522	49,778,675

Proposal 2: A proposed Subadvisory Agreement with Marsico Capital Management, LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
162,499,727	4,993,389	5,645,659	49,778,680

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,315,077	19,080,723	5,950,494	49,981,634

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

27

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico 21st Century Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Marsico 21st Century Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1235 A (10/10)

Columbia Small Cap Growth Fund II

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	16

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	24

Shareholder Meeting Results	26

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Small Cap Growth Fund II

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	7,404	6,977
Class B	6,870	6,870
Class C	6,870	6,870
Class Z	7,603	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	12/12/95		12/12/95		09/22/97		12/12/95
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–2.58	–8.14	–2.93	–7.78	–2.86	–3.83	–2.36
1-year	4.20	–1.81	3.39	–1.61	3.44	2.44	4.47
5-year	–1.58	–2.73	–2.30	–2.52	–2.30	–2.30	–1.30
10-year	–2.96	–3.54	–3.68	–3.68	–3.68	–3.68	–2.70

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	1.86	–4.00	1.53	–3.47	1.49	0.49	1.98
1-year	11.56	5.13	10.80	5.80	10.65	9.65	11.81
5-year	0.57	–0.62	–0.18	–0.41	–0.18	–0.18	0.83
10-year	–1.46	–2.04	–2.20	–2.20	–2.20	–2.20	–1.21

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–2.58%

Class A shares (without sales charge)

–3.14%

Russell 2000 Growth Index[1]

Annual operating expense ratio (%)*

Class A	1.37
Class B	2.12
Class C	2.12
Class Z	1.12

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	8.69
Class B	7.62
Class C	7.81
Class Z	9.12

1

Understanding Your Expenses – Columbia Small Cap Growth Fund II

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	974.20	1,018.40	6.72	6.87	1.35
Class B	1,000.00	1,000.00	970.70	1,014.62	10.43	10.66	2.10
Class C	1,000.00	1,000.00	971.40	1,014.62	10.43	10.66	2.10
Class Z	1,000.00	1,000.00	976.40	1,019.66	5.48	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Small Cap Growth Fund II

August 31, 2010 (Unaudited)

Common Stocks – 98.2%
	Shares	Value ($)
Consumer Discretionary – 19.3%
Auto Components – 1.2%
Cooper Tire & Rubber Co.	217,100	3,514,849
Auto Components Total		3,514,849
Diversified Consumer Services – 2.3%
Capella Education Co. (a)	35,660	2,231,603
Coinstar, Inc. (a)	54,621	2,376,014
Grand Canyon Education, Inc. (a)	140,070	2,393,796
Diversified Consumer Services Total		7,001,413
Hotels, Restaurants & Leisure – 2.4%
Bally Technologies, Inc. (a)	76,725	2,413,001
BJ's Restaurants, Inc. (a)	109,460	2,620,473
Home Inns & Hotels Management, Inc., ADR (a)	55,940	2,347,242
Hotels, Restaurants & Leisure Total		7,380,716
Household Durables – 2.5%
Tempur-Pedic International, Inc. (a)	219,900	5,893,320
Tupperware Brands Corp.	46,805	1,841,309
Household Durables Total		7,734,629
Internet & Catalog Retail – 1.0%
HSN, Inc. (a)	113,425	2,981,943
Internet & Catalog Retail Total		2,981,943
Media – 2.0%
Imax Corp. (a)	143,705	2,030,552
Knology, Inc. (a)	342,685	4,019,695
Media Total		6,050,247
Multiline Retail – 0.6%
Gordmans Stores, Inc. (a)	181,073	1,935,670
Multiline Retail Total		1,935,670
Specialty Retail – 3.0%
Jo-Ann Stores, Inc. (a)	46,230	1,879,712
Pier 1 Imports, Inc. (a)	444,725	2,712,823
Ulta Salon Cosmetics & Fragrance, Inc. (a)	97,285	2,203,505
Vitamin Shoppe, Inc. (a)	98,052	2,393,449
Specialty Retail Total		9,189,489
Textiles, Apparel & Luxury Goods – 4.3%
CROCS, Inc. (a)	127,355	1,591,937
Deckers Outdoor Corp. (a)	39,490	1,716,630
G-III Apparel Group Ltd. (a)	78,640	1,896,797
Iconix Brand Group, Inc. (a)	147,600	2,248,686
Lululemon Athletica, Inc. (a)	115,040	3,798,621
Warnaco Group, Inc. (a)	44,110	1,847,327
Textiles, Apparel & Luxury Goods Total		13,099,998
Consumer Discretionary Total		58,888,954

	Shares	Value ($)
Consumer Staples – 1.1%
Food Products – 0.4%
Darling International, Inc. (a)	174,668	1,313,503
Food Products Total		1,313,503
Personal Products – 0.7%
Nu Skin Enterprises, Inc., Class A	76,933	1,967,177
Personal Products Total		1,967,177
Consumer Staples Total		3,280,680
Energy – 5.4%
Energy Equipment & Services – 1.9%
Complete Production Services, Inc. (a)	173,700	3,064,068
Pioneer Drilling Co. (a)	188,818	1,027,170
TETRA Technologies, Inc. (a)	219,620	1,842,612
Energy Equipment & Services Total		5,933,850
Oil, Gas & Consumable Fuels – 3.5%
Comstock Resources, Inc. (a)	69,985	1,523,573
Energy XXI Bermuda Ltd. (a)	155,920	3,116,841
Oasis Petroleum, Inc. (a)	91,920	1,513,922
Resolute Energy Corp. (a)	177,566	1,896,405
World Fuel Services Corp.	96,720	2,470,229
Oil, Gas & Consumable Fuels Total		10,520,970
Energy Total		16,454,820
Financials – 5.6%
Capital Markets – 0.9%
Stifel Financial Corp. (a)	64,489	2,791,084
Capital Markets Total		2,791,084
Commercial Banks – 1.7%
Center Financial Corp. (a)	309,785	1,434,304
Signature Bank (a)	104,800	3,829,392
Commercial Banks Total		5,263,696
Consumer Finance – 0.6%
EZCORP, Inc., Class A (a)	109,700	1,972,406
Consumer Finance Total		1,972,406
Diversified Financial Services – 1.3%
Portfolio Recovery Associates, Inc. (a)	59,681	3,801,680
Diversified Financial Services Total		3,801,680
Real Estate Investment Trusts (REITs) – 1.1%
FelCor Lodging Trust, Inc. (a)	314,660	1,252,347
Tanger Factory Outlet Centers	42,560	1,967,123
Real Estate Investment Trusts (REITs) Total		3,219,470
Financials Total		17,048,336

See Accompanying Notes to Financial Statements.

3

Columbia Small Cap Growth Fund II

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care – 22.7%
Biotechnology – 5.5%
Acorda Therapeutics, Inc. (a)	54,860	1,652,383
Alexion Pharmaceuticals, Inc. (a)	38,985	2,201,483
Cubist Pharmaceuticals, Inc. (a)	83,690	1,843,691
Halozyme Therapeutics, Inc. (a)	188,750	1,442,050
Human Genome Sciences, Inc. (a)	65,742	1,912,435
Incyte Corp. Ltd. (a)	137,210	1,717,869
Momenta Pharmaceuticals, Inc. (a)	122,820	1,774,749
Onyx Pharmaceuticals, Inc. (a)	100,748	2,427,019
Seattle Genetics, Inc. (a)	153,748	1,760,415
Biotechnology Total		16,732,094
Health Care Equipment & Supplies – 5.6%
American Medical Systems Holdings, Inc. (a)	24,812	452,075
Cutera, Inc. (a)	115,460	812,838
DexCom, Inc. (a)	181,280	2,220,680
ICU Medical, Inc. (a)	48,860	1,740,882
Insulet Corp. (a)	124,200	1,641,924
Masimo Corp.	128,221	2,918,310
NuVasive, Inc. (a)	119,115	3,496,025
Syneron Medical Ltd. (a)	105,940	849,639
Thoratec Corp. (a)	85,225	2,744,245
Health Care Equipment & Supplies Total		16,876,618
Health Care Providers & Services – 5.2%
Brookdale Senior Living, Inc. (a)	139,400	1,867,960
Catalyst Health Solutions, Inc. (a)	57,534	2,306,538
HMS Holdings Corp. (a)	49,295	2,572,213
IPC The Hospitalist Co., Inc. (a)	139,690	3,263,159
LHC Group, Inc. (a)	73,330	1,467,333
Mednax, Inc. (a)	56,880	2,635,819
PSS World Medical, Inc. (a)	99,470	1,826,269
Health Care Providers & Services Total		15,939,291
Health Care Technology – 2.4%
Medidata Solutions, Inc. (a)	140,010	2,402,572
Omnicell, Inc. (a)	254,920	2,843,632
Quality Systems, Inc.	38,380	2,151,199
Health Care Technology Total		7,397,403
Life Sciences Tools & Services – 0.5%
ICON PLC, ADR (a)	66,610	1,465,420
Life Sciences Tools & Services Total		1,465,420
Pharmaceuticals – 3.5%
Ardea Biosciences, Inc. (a)	80,610	1,623,485
Auxilium Pharmaceuticals, Inc. (a)	69,340	1,796,600
Impax Laboratories, Inc. (a)	171,550	2,688,189
MAP Pharmaceuticals, Inc. (a)	92,140	996,494

	Shares	Value ($)
Salix Pharmaceuticals Ltd. (a)	93,670	3,546,346
Pharmaceuticals Total		10,651,114
Health Care Total		69,061,940
Industrials – 15.7%
Aerospace & Defense – 0.8%
LMI Aerospace, Inc. (a)	165,190	2,499,325
Aerospace & Defense Total		2,499,325
Air Freight & Logistics – 1.0%
Atlas Air Worldwide Holdings, Inc. (a)	66,920	2,900,313
Air Freight & Logistics Total		2,900,313
Airlines – 0.3%
AirTran Holdings, Inc. (a)	203,134	916,134
Airlines Total		916,134
Commercial Services & Supplies – 0.9%
Tetra Tech, Inc. (a)	142,390	2,584,378
Commercial Services & Supplies Total		2,584,378
Construction & Engineering – 0.9%
Great Lakes Dredge & Dock Corp.	560,955	2,830,018
Construction & Engineering Total		2,830,018
Electrical Equipment – 2.0%
Baldor Electric Co.	113,060	3,966,145
II-VI, Inc. (a)	60,384	2,076,606
Electrical Equipment Total		6,042,751
Machinery – 4.0%
Actuant Corp., Class A	71,150	1,410,193
ArvinMeritor, Inc. (a)	227,570	2,974,340
Columbus McKinnon Corp. (a)	144,005	1,843,264
Lindsay Corp.	12,670	467,143
Nordson Corp.	22,260	1,428,424
Robbins & Myers, Inc.	94,940	2,246,280
Tennant Co.	59,919	1,871,870
Machinery Total		12,241,514
Marine – 0.7%
Kirby Corp. (a)	53,035	1,953,279
Marine Total		1,953,279
Professional Services – 1.9%
Advisory Board Co. (a)	61,320	2,485,913
Korn/Ferry International (a)	262,086	3,412,359
Professional Services Total		5,898,272
Road & Rail – 2.7%
Dollar Thrifty Automotive Group, Inc. (a)	50,625	2,381,400

See Accompanying Notes to Financial Statements.

4

Columbia Small Cap Growth Fund II

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Genesee & Wyoming, Inc., Class A (a)	50,520	1,960,681
Old Dominion Freight Line, Inc. (a)	74,130	1,727,970
Roadrunner Transportation Systems, Inc. (a)	188,202	2,207,610
Road & Rail Total		8,277,661
Trading Companies & Distributors – 0.5%
Beacon Roofing Supply, Inc. (a)	110,735	1,542,539
Trading Companies & Distributors Total		1,542,539
Industrials Total		47,686,184
Information Technology – 24.6%
Communications Equipment – 3.7%
Aruba Networks, Inc. (a)	226,470	4,160,254
Blue Coat Systems, Inc. (a)	90,490	1,703,927
Digi International, Inc. (a)	125,987	954,981
Polycom, Inc. (a)	159,865	4,552,955
Communications Equipment Total		11,372,117
Internet Software & Services – 3.5%
LogMeIn, Inc. (a)	65,470	2,145,452
OpenTable, Inc. (a)	73,850	3,936,205
Perficient, Inc. (a)	254,720	2,210,969
VistaPrint NV (a)	72,600	2,227,368
Internet Software & Services Total		10,519,994
IT Services – 4.2%
Gartner, Inc. (a)	108,450	3,110,346
TeleTech Holdings, Inc. (a)	239,017	3,030,736
VeriFone Systems, Inc. (a)	159,360	3,853,325
Wright Express Corp. (a)	83,165	2,670,428
IT Services Total		12,664,835
Semiconductors & Semiconductor Equipment – 4.2%
Cabot Microelectronics Corp. (a)	58,620	1,754,497
Cirrus Logic, Inc. (a)	91,300	1,380,456
Entropic Communications, Inc. (a)	292,630	2,226,914
Monolithic Power Systems, Inc. (a)	88,928	1,459,308
OmniVision Technologies, Inc. (a)	102,995	2,111,398
SunPower Corp., Class A (a)	171,800	1,857,158
Volterra Semiconductor Corp. (a)	105,435	2,113,972
Semiconductors & Semiconductor Equipment Total		12,903,703
Software – 9.0%
Advent Software, Inc. (a)	61,550	3,057,188
AutoNavi Holdings Ltd., ADR (a)	48,669	759,236
BroadSoft, Inc. (a)	131,668	1,075,728
Concur Technologies, Inc. (a)	58,195	2,721,780

	Shares	Value ($)
Fortinet, Inc. (a)	92,005	1,875,982
Informatica Corp. (a)	74,000	2,379,840
Netscout Systems, Inc. (a)	60,754	961,736
RealPage, Inc. (a)	42,671	715,593
Solera Holdings, Inc.	87,740	3,481,523
Sourcefire, Inc. (a)	88,730	2,251,080
SuccessFactors, Inc. (a)	113,350	2,391,685
TeleCommunication Systems, Inc., Class A (a)	271,095	834,973
TIBCO Software, Inc. (a)	330,090	4,783,004
Software Total		27,289,348
Information Technology Total		74,749,997
Materials – 3.5%
Chemicals – 1.3%
Solutia, Inc. (a)	170,440	2,307,758
STR Holdings, Inc. (a)	85,560	1,768,525
Chemicals Total		4,076,283
Containers & Packaging – 1.1%
Greif, Inc., Class A	27,275	1,550,584
Silgan Holdings, Inc.	63,130	1,886,955
Containers & Packaging Total		3,437,539
Metals & Mining – 1.1%
Stillwater Mining Co. (a)	129,750	1,777,575
Thompson Creek Metals Co., Inc. (a)	178,025	1,527,455
Metals & Mining Total		3,305,030
Materials Total		10,818,852
Telecommunication Services – 0.3%
Wireless Telecommunication Services – 0.3%
NTELOS Holdings Corp.	57,530	930,835
Wireless Telecommunication Services Total		930,835
Telecommunication Services Total		930,835
Total Common Stocks (cost of $295,178,639)		298,920,598
Purchased Put Options – 0.1%
	Contracts
Health Care – 0.1%
Biotechnology – 0.1%
Momenta Pharmaceuticals, Inc. Strike Price: $17.50, Expiration: 09/18/10	1,228	405,240

See Accompanying Notes to Financial Statements.

5

Columbia Small Cap Growth Fund II

August 31, 2010 (Unaudited)

Purchased Put Options (continued)
	Contracts	Value ($)
Seattle Genetics, Inc. Strike Price: $12.50, Expiration: 09/18/10	218	33,790
Biotechnology Total		439,030
Health Care Total		439,030
Total Purchased Put Options (cost of $316,383)		439,030
Short-Term Obligation – 2.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Treasury obligation maturing 08/15/39, market value $6,687,755 (repurchase proceeds $6,551,033)	6,551,000	6,551,000
Total Short-Term Obligation (cost of $6,551,000)		6,551,000
Total Investments – 100.5% (cost of $302,046,022) (b)		305,910,628
Other Assets & Liabilities, Net – (0.5)%		(1,641,966)
Net Assets – 100.0%		304,268,662

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $302,046,022.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$298,920,598	$—	$—	$298,920,598
Total Purchased Put Options	439,030	—	—	439,030
Total Short-Term Obligation	—	6,551,000	—	6,551,000
Total Investments	$299,359,628	$6,551,000	$—	$305,910,628

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	24.6
Health Care	22.8
Consumer Discretionary	19.3
Industrials	15.7
Financials	5.6
Energy	5.4
Materials	3.5
Consumer Staples	1.1
Telecommunication Services	0.3
98.3
Short-Term Obligation	2.2
Other Assets & Liabilities, Net	(0.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Small Cap Growth Fund II

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	302,046,022
	Investments, at value	305,910,628
	Cash	14,534
	Receivable for:
	Investments sold	6,195,401
	Fund shares sold	73,215
	Dividends	51,694
	Interest	33
	Trustees' deferred compensation plan	19,281
	Prepaid expenses	7,214
	Total Assets	312,272,000
Liabilities	Payable for:
	Investments purchased	7,287,128
	Fund shares repurchased	271,173
	Investment advisory fee	190,497
	Administration fee	24,709
	Pricing and bookkeeping fees	7,609
	Transfer agent fee	48,103
	Trustees' fees	56,087
	Custody fee	1,935
	Distribution and service fees	28,650
	Chief compliance officer expenses	76
	Trustees' deferred compensation plan	19,281
	Other liabilities	68,090
	Total Liabilities	8,003,338
	Net Assets	304,268,662
Net Assets Consist of	Paid-in capital	413,890,763
	Accumulated net investment loss	(1,528,022)
	Accumulated net realized loss	(111,958,685)
	Net unrealized appreciation on investments	3,864,606
	Net Assets	304,268,662

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities (continued) – Columbia Small Cap Growth Fund II

August 31, 2010 (Unaudited)

Class A	Net assets	$111,251,843
	Shares outstanding	12,798,411
	Net asset value per share	$8.69	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($8.69/0.9425)	$9.22	(b)
Class B	Net assets	$1,999,793
	Shares outstanding	262,435
	Net asset value and offering price per share	$7.62	(a)
Class C	Net assets	$2,088,819
	Shares outstanding	267,585
	Net asset value and offering price per share	$7.81	(a)
Class Z	Net assets	$188,928,207
	Shares outstanding	20,723,317
	Net asset value, offering and redemption price per share	$9.12

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Small Cap Growth Fund II

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	572,517
	Interest	2,736
	Total Investment Income	575,253
Expenses	Investment advisory fee	1,215,963
	Administration fee	158,221
	Distribution fee:
	Class B	10,448
	Class C	9,454
	Service fee:
	Class B	3,493
	Class C	3,151
	Distribution and service fees:
	Class A	156,532
	Transfer agent fee	295,504
	Pricing and bookkeeping fees	46,114
	Trustees' fees	18,703
	Custody fee	9,324
	Chief compliance officer expenses	637
	Other expenses	163,612
	Total Expenses	2,091,156
	Expense reductions	(37)
	Net Expenses	2,091,119
	Net Investment Loss	(1,515,866)
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	23,426,034
	Net change in unrealized depreciation on investments	(27,728,313)
	Net Loss	(4,302,279)
	Net Decrease Resulting from Operations	(5,818,145)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Small Cap Growth Fund II

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment loss	(1,515,866)	(2,503,043)
	Net realized gain (loss) on investments	23,426,034	(13,937,128)
	Net change in unrealized appreciation (depreciation) on investments	(27,728,313)	135,495,875
	Net increase (decrease) resulting from operations	(5,818,145)	119,055,704
	Net Capital Stock Transactions	(30,426,529)	(18,764,168)
	Increase from regulatory settlements	76,427	543,481
	Total increase (decrease) in net assets	(36,168,247)	100,835,017
Net Assets	Beginning of period	340,436,909	239,601,892
	End of period	304,268,662	340,436,909
	Accumulated net investment loss at end of period	(1,528,022)	(12,156)

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Small Cap Growth Fund II

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	246,442	2,372,637	1,205,033	9,556,394
Redemptions	(892,013)	(8,426,273)	(2,904,474)	(24,025,684)
Net decrease	(645,571)	(6,053,636)	(1,699,441)	(14,469,290)
Class B
Subscriptions	1,350	12,004	9,581	65,844
Redemptions	(164,489)	(1,404,426)	(217,514)	(1,528,227)
Net decrease	(163,139)	(1,392,422)	(207,933)	(1,462,383)
Class C
Subscriptions	10,995	96,546	51,092	361,405
Redemptions	(70,296)	(605,745)	(106,951)	(762,336)
Net decrease	(59,301)	(509,199)	(55,859)	(400,931)
Class Z
Subscriptions	909,810	9,021,875	6,693,775	54,630,116
Redemptions	(3,156,400)	(31,493,147)	(6,668,451)	(57,061,680)
Net increase (decrease)	(2,246,590)	(22,471,272)	25,324	(2,431,564)

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$8.92		$5.99		$10.57		$13.79		$17.56		$15.06		$15.04
Income from Investment Operations:
Net investment loss (e)	(0.05)		(0.07)		(0.07)		(0.10)		(0.12)		(0.13)		(0.14)
Net realized and unrealized gain (loss) on investments and written options	(0.18)		2.99		(4.51)		(0.41)		(0.24	)(f)	4.51		0.16
Total from investment operations	(0.23)		2.92		(4.58)		(0.51)		(0.36)		4.38		0.02
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.69)		(3.41)		(1.88)		—
From return of capital	—		—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		—		(2.71)		(3.41)		(1.88)		—
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—		—
Net Asset Value, End of Period	$8.69		$8.92		$5.99		$10.57		$13.79		$17.56		$15.06
Total return (h)	(2.58	)%(i)	48.91	%(j)	(43.33	)%(j)	(6.45	)%(i)(j)	(0.03	)%(j)	30.90	%(j)	0.13	%(j)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.35	%(k)(l)	1.36	%(k)	1.27	%(k)	1.20	%(k)(l)	1.23	%(k)	1.24%		1.32%
Interest expense	—		—	%(m)	—	%(m)	—	%(l)(m)	—		—		—
Net expenses	1.35	%(k)(l)	1.36	%(k)	1.27	%(k)	1.20	%(k)(l)	1.23	%(k)	1.24%		1.32%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)	0.08	%(n)
Net investment loss	(1.02	)%(k)(l)	(0.90	)%(k)	(0.80	)%(k)	(0.85	)%(k)(l)	(0.81	)%(k)	(0.84)%		(0.96)%
Portfolio turnover rate	77	%(i)	105%		130%		3	%(i)(o)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$111,252		$119,894		$90,647		$173,675		$207,258		$150,761		$132,400

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$7.85		$5.31		$9.44		$12.49		$16.21		$14.13		$14.22
Income from Investment Operations:
Net investment loss (e)	(0.07)		(0.12)		(0.13)		(0.13)		(0.21)		(0.24)		(0.24)
Net realized and unrealized gain (loss) on investments and written options	(0.16)		2.65		(4.00)		(0.40)		(0.22	)(f)	4.20		0.15
Total from investment operations	(0.23)		2.53		(4.13)		(0.53)		(0.43)		3.96		(0.09)
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.50)		(3.29)		(1.88)		—
From return of capital	—		—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		—		(2.52)		(3.29)		(1.88)		—
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—		—
Net Asset Value, End of Period	$7.62		$7.85		$5.31		$9.44		$12.49		$16.21		$14.13
Total return (h)	(2.93	)%(i)	47.83	%(j)	(43.75	)%(j)	(7.15	)%(i)(j)	(0.69	)%(j)	29.92	%(j)	(0.63	)%(j)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.10	%(k)(l)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%		2.07%
Interest expense	—		—	%(m)	—	%(m)	—	%(l)(m)	—		—		—
Net expenses	2.10	%(k)(l)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%		2.07%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)	0.08	%(n)
Net investment loss	(1.74	)%(k)(l)	(1.66	)%(k)	(1.54	)%(k)	(1.60	)%(k)(l)	(1.58	)%(k)	(1.59)%		(1.73)%
Portfolio turnover rate	77	%(i)	105%		130%		3	%(i)(o)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$2,000		$3,340		$3,362		$9,184		$13,018		$16,229		$16,131

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$8.04		$5.44		$9.67		$12.74		$16.47		$14.33		$14.42
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.12)		(0.13)		(0.17)		(0.21)		(0.24)		(0.24)
Net realized and unrealized gain (loss) on investments and written options	(0.15)		2.71		(4.10)		(0.38)		(0.23	)(f)	4.26		0.15
Total from investment operations	(0.23)		2.59		(4.23)		(0.55)		(0.44)		4.02		(0.09)
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.50)		(3.29)		(1.88)		—
From return of capital	—		—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		—		(2.52)		(3.29)		(1.88)		—
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—		—
Net Asset Value, End of Period	$7.81		$8.04		$5.44		$9.67		$12.74		$16.47		$14.33
Total return (h)	(2.86	)%(i)	47.79	%(j)	(43.74	)%(j)	(7.17	)%(i)(j)	(0.74	)%(j)	29.93	%(j)	(0.62	)%(j)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.10	%(k)(l)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%		2.07%
Interest expense	—		—	%(m)	—	%(m)	—	%(l)(m)	—		—		—
Net expenses	2.10	%(k)(l)	2.11	%(k)	2.02	%(k)	1.95	%(k)(l)	1.98	%(k)	1.99%		2.07%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)	0.08	%(n)
Net investment loss	(1.77	)%(k)(l)	(1.66	)%(k)	(1.55	)%(k)	(1.60	)%(k)(l)	(1.57	)%(k)	(1.59)%		(1.73)%
Portfolio turnover rate	77	%(i)	105%		130%		3	%(i)(o)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$2,089		$2,629		$2,081		$3,689		$4,998		$4,452		$3,651

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$9.34		$6.25		$11.01		$14.30		$18.06		$15.40		$15.35
Income from Investment Operations:
Net investment loss (e)	(0.04)		(0.06)		(0.05)		(0.07)		(0.08)		(0.10)		(0.11)
Net realized and unrealized gain (loss) on investments and written options	(0.18)		3.14		(4.71)		(0.44)		(0.23	)(f)	4.64		0.16
Total from investment operations	(0.22)		3.08		(4.76)		(0.51)		(0.31)		4.54		0.05
Less Distributions to Shareholders:
From net realized gains	—		—		—		(2.76)		(3.45)		(1.88)		—
From return of capital	—		—		—		(0.02)		—		—		—
Total distributions to shareholders	—		—		—		(2.78)		(3.45)		(1.88)		—
Increase from regulatory settlements	—	(g)	0.01		—		—		—		—		—
Net Asset Value, End of Period	$9.12		$9.34		$6.25		$11.01		$14.30		$18.06		$15.40
Total return (h)	(2.36	)%(i)	49.44	%(j)	(43.23	)%(j)	(6.31	)%(i)(j)	0.33	%(j)	31.26	%(j)	0.33	%(j)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.10	%(k)(l)	1.11	%(k)	1.02	%(k)	0.95	%(k)(l)	0.98	%(k)	0.99%		1.07%
Interest expense	—		—	%(m)	—	%(m)	—	%(l)(m)	—		—		—
Net expenses	1.10	%(k)(l)	1.11	%(k)	1.02	%(k)	0.95	%(k)(l)	0.98	%(k)	0.99%		1.07%
Waiver/Reimbursement	—		0.01%		0.05%		0.04	%(l)	0.03%		0.07	%(n)	0.08	%(n)
Net investment loss	(0.77	)%(k)(l)	(0.65	)%(k)	(0.54	)%(k)	(0.59	)%(k)(l)	(0.56	)%(k)	(0.59)%		(0.73)%
Portfolio turnover rate	77	%(i)	105%		130%		3	%(i)(o)	—		—		—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		199	%(i)	188%		117%		59%
Net assets, end of period (000s)	$188,928		$214,574		$143,511		$279,900		$378,164		$308,930		$360,975

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor Z shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Columbia Small Cap Growth Master Portfolio.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.05% for the years ended March 31, 2006 and March 31, 2005, respectively.

(o)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Small Cap Growth Fund II

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Small Cap Growth Fund II (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar

16

Columbia Small Cap Growth Fund II, August 31, 2010 (Unaudited)

securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and

17

Columbia Small Cap Growth Fund II, August 31, 2010 (Unaudited)

capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$26,777,738
Unrealized depreciation	(22,913,132)
Net unrealized appreciation	$3,864,606

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$60,634,568
2018	69,882,820
$130,517,388

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

18

Columbia Small Cap Growth Fund II, August 31, 2010 (Unaudited)

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.12% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

19

Columbia Small Cap Growth Fund II, August 31, 2010 (Unaudited)

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $1,626 and received net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $1,590 and $663, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.10% of the Fund's average daily net assets on an annualized basis.

The New Advisor is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. At August 31, 2010, no amounts were potentially recoverable from the Fund pursuant to this arrangement.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

20

Columbia Small Cap Growth Fund II, August 31, 2010 (Unaudited)

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $37 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Options—The Fund purchased put options to decrease the Fund's exposure to equity risk and to increase return on underlying instruments. Purchased put options become more profitable as the price of the underlying instruments depreciates relative to the strike price.

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended August 31, 2010, the Fund entered into 1,446 purchased put option contracts.

21

Columbia Small Cap Growth Fund II, August 31, 2010 (Unaudited)

The following table is a summary of the value of the Fund's derivative instruments as of August 31, 2010:

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
Assets	Fair Value*	Liabilities	Fair Value
Purchased Put Options	$439,030	Purchased Put Options	$—

*This amount is included in the Investments, at value on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended August 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Purchased Put Options	Equity Risk	$—	$122,647

Note 7. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $255,119,299 and $283,887,409, respectively.

Note 8. Regulatory Settlements

During the six month period ended August 31, 2010 and the year ended February 28, 2010, the Fund received payments totaling $76,427 and $543,481, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 36.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy

22

Columbia Small Cap Growth Fund II, August 31, 2010 (Unaudited)

RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 12. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into Columbia Small Cap Growth Fund I. Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

23

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

24

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

25

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,012,023	442,165	271,076	4,222,860

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,440,447	3,019,500	265,310	4,222,867

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

26

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Growth Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Small Cap Growth Fund II
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1255 A (10/10)

Columbia Large Cap Core Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	16

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	25

Shareholder Meeting Results	27

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Large Cap Core Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	7,184	6,772
Class B	6,646	6,646
Class C	6,646	6,646
Class Z	7,346	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	08/02/99		08/02/99		08/02/99		10/02/98
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–5.73	–11.15	–6.12	–10.81	–6.12	–7.06	–5.71
1-year	0.82	–4.99	–0.03	–5.03	0.06	–0.94	1.05
5-year	–0.63	–1.80	–1.39	–1.76	–1.38	–1.38	–0.40
10-year	–3.25	–3.82	–4.00	–4.00	–4.00	–4.00	–3.04

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–3.01	–8.56	–3.40	–8.23	–3.40	–4.36	–2.81
1-year	6.31	0.22	5.53	0.53	5.53	4.53	6.66
5-year	0.84	–0.35	0.08	–0.30	0.08	0.08	1.10
10-year	–1.78	–2.36	–2.54	–2.54	–2.54	–2.54	–1.55

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–5.73%

Class A shares (without sales charge)

–4.04%

S&P 500 Index[1]

Annual operating expense ratio (%)*

Class A	1.19
Class B	1.94
Class C	1.94
Class Z	0.94

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	10.81
Class B	10.43
Class C	10.43
Class Z	10.78

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.01
Class Z	0.02

1

Understanding Your Expenses – Columbia Large Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	942.70	1,019.31	5.73	5.96	1.17
Class B	1,000.00	1,000.00	938.80	1,015.53	9.38	9.75	1.92
Class C	1,000.00	1,000.00	938.80	1,015.53	9.38	9.75	1.92
Class Z	1,000.00	1,000.00	942.90	1,020.57	4.51	4.69	0.92

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Large Cap Core Fund

August 31, 2010 (Unaudited)

Common Stocks – 99.3%
	Shares	Value ($)
Consumer Discretionary – 11.2%
Auto Components – 0.9%
Autoliv, Inc.	102,200	5,533,108
BorgWarner, Inc. (a)	87,053	3,799,864
Auto Components Total		9,332,972
Hotels, Restaurants & Leisure – 0.9%
Carnival Corp.	157,434	4,908,792
Las Vegas Sands Corp. (a)	155,510	4,405,598
Hotels, Restaurants & Leisure Total		9,314,390
Media – 3.3%
Comcast Corp., Class A	463,100	7,928,272
DISH Network Corp., Class A	255,410	4,584,609
Time Warner, Inc.	306,192	9,179,636
Viacom, Inc., Class B	370,997	11,656,726
Media Total		33,349,243
Multiline Retail – 3.6%
Family Dollar Stores, Inc.	86,210	3,688,926
Kohl's Corp. (a)	282,520	13,272,790
Nordstrom, Inc.	228,100	6,596,652
Target Corp.	248,971	12,737,356
Multiline Retail Total		36,295,724
Specialty Retail – 2.5%
Limited Brands, Inc.	228,963	5,403,527
Lowe's Companies, Inc.	362,078	7,350,183
Ross Stores, Inc.	107,454	5,332,942
TJX Companies, Inc.	189,372	7,516,175
Specialty Retail Total		25,602,827
Consumer Discretionary Total		113,895,156
Consumer Staples – 10.1%
Beverages – 4.1%
Coca-Cola Co.	387,280	21,656,698
Constellation Brands, Inc., Class A (a)	244,050	4,065,873
PepsiCo, Inc.	247,530	15,886,475
Beverages Total		41,609,046
Food & Staples Retailing – 0.5%
Wal-Mart Stores, Inc.	109,241	5,477,344
Food & Staples Retailing Total		5,477,344
Food Products – 0.6%
Mead Johnson Nutrition Co., Class A	120,141	6,270,159
Food Products Total		6,270,159
Household Products – 1.8%
Clorox Co.	122,259	7,924,828
Procter & Gamble Co.	169,749	10,128,923
Household Products Total		18,053,751

	Shares	Value ($)
Personal Products – 0.9%
Avon Products, Inc.	224,363	6,528,963
Estée Lauder Companies, Inc., Class A	43,370	2,431,756
Personal Products Total		8,960,719
Tobacco – 2.2%
Philip Morris International, Inc.	425,907	21,908,656
Tobacco Total		21,908,656
Consumer Staples Total		102,279,675
Energy – 10.5%
Energy Equipment & Services – 3.4%
Baker Hughes, Inc.	129,710	4,874,502
Nabors Industries Ltd. (a)	195,670	3,068,106
Noble Corp.	162,560	5,058,867
Schlumberger Ltd.	298,450	15,916,338
Weatherford International Ltd. (a)	347,730	5,184,654
Energy Equipment & Services Total		34,102,467
Oil, Gas & Consumable Fuels – 7.1%
Apache Corp.	71,491	6,423,467
Chevron Corp.	290,794	21,565,283
Devon Energy Corp.	203,570	12,271,200
Forest Oil Corp. (a)	193,210	5,046,645
Occidental Petroleum Corp.	265,891	19,431,314
Southwestern Energy Co. (a)	224,756	7,354,016
Oil, Gas & Consumable Fuels Total		72,091,925
Energy Total		106,194,392
Financials – 16.0%
Capital Markets – 4.4%
Franklin Resources, Inc.	44,199	4,265,646
Goldman Sachs Group, Inc.	126,348	17,302,095
Greenhill & Co., Inc.	40,250	2,834,808
Morgan Stanley	205,400	5,071,326
Northern Trust Corp.	149,210	6,884,549
T. Rowe Price Group, Inc.	181,230	7,934,249
Capital Markets Total		44,292,673
Commercial Banks – 4.1%
Fifth Third Bancorp.	490,495	5,419,970
Huntington Bancshares, Inc.	737,500	3,901,375
M&T Bank Corp.	56,440	4,833,522
PNC Financial Services Group, Inc.	218,942	11,157,284
Wells Fargo & Co.	679,019	15,990,897
Commercial Banks Total		41,303,048

See Accompanying Notes to Financial Statements.

3

Columbia Large Cap Core Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Consumer Finance – 1.7%
American Express Co.	253,750	10,117,012
Discover Financial Services	521,094	7,561,074
Consumer Finance Total		17,678,086
Diversified Financial Services – 3.7%
Bank of America Corp.	789,750	9,832,388
Citigroup, Inc. (a)	4,738,070	17,625,620
IntercontinentalExchange, Inc. (a)	104,440	9,980,286
Diversified Financial Services Total		37,438,294
Insurance – 2.1%
Lincoln National Corp.	237,823	5,555,545
MetLife, Inc.	417,064	15,681,607
Insurance Total		21,237,152
Financials Total		161,949,253
Health Care – 12.2%
Biotechnology – 3.0%
Amgen, Inc. (a)	197,870	10,099,285
Celgene Corp. (a)	250,970	12,929,974
Gilead Sciences, Inc. (a)	246,380	7,849,667
Biotechnology Total		30,878,926
Health Care Equipment & Supplies – 0.7%
Zimmer Holdings, Inc. (a)	148,335	6,996,962
Health Care Equipment & Supplies Total		6,996,962
Health Care Providers & Services – 3.5%
Cardinal Health, Inc.	250,771	7,513,099
Humana, Inc. (a)	108,863	5,202,563
Medco Health Solutions, Inc. (a)	234,687	10,204,191
UnitedHealth Group, Inc.	295,663	9,378,430
Universal Health Services, Inc., Class B	118,950	3,735,030
Health Care Providers & Services Total		36,033,313
Life Sciences Tools & Services – 0.6%
Thermo Fisher Scientific, Inc. (a)	144,757	6,097,165
Life Sciences Tools & Services Total		6,097,165
Pharmaceuticals – 4.4%
Abbott Laboratories	364,249	17,972,046
Allergan, Inc.	126,060	7,742,605
Mylan, Inc. (a)	528,942	9,076,645
Pfizer, Inc.	598,780	9,538,565
Pharmaceuticals Total		44,329,861
Health Care Total		124,336,227
Industrials – 10.7%
Aerospace & Defense – 4.5%
Goodrich Corp.	146,820	10,054,234
L-3 Communications Holdings, Inc.	75,140	5,004,324

	Shares	Value ($)
Rockwell Collins, Inc.	112,630	6,074,136
Spirit Aerosystems Holdings, Inc., Class A (a)	208,870	4,039,546
TransDigm Group, Inc.	86,545	5,010,090
United Technologies Corp.	231,145	15,072,965
Total Aerospace & Defense		45,255,295
Air Freight & Logistics – 0.5%
United Parcel Service, Inc., Class B	85,554	5,458,345
Air Freight & Logistics Total		5,458,345
Industrial Conglomerates – 2.5%
3M Co.	254,800	20,014,540
Tyco International Ltd.	155,068	5,780,935
Industrial Conglomerates Total		25,795,475
Machinery – 2.1%
Cummins, Inc.	137,820	10,255,186
Flowserve Corp.	84,930	7,591,043
Joy Global, Inc.	55,940	3,174,036
Machinery Total		21,020,265
Road & Rail – 1.1%
Hertz Global Holdings, Inc. (a)	262,460	2,233,535
Union Pacific Corp.	115,048	8,391,601
Road & Rail Total		10,625,136
Industrials Total		108,154,516
Information Technology – 19.3%
Communications Equipment – 1.9%
Cisco Systems, Inc. (a)	973,774	19,524,169
Communications Equipment Total		19,524,169
Computers & Peripherals – 4.4%
Apple, Inc. (a)	125,994	30,663,160
EMC Corp. (a)	755,896	13,787,543
Computers & Peripherals Total		44,450,703
Electronic Equipment, Instruments & Components – 1.4%
Corning, Inc.	547,006	8,577,054
Tyco Electronics Ltd.	209,220	5,130,074
Electronic Equipment, Instruments & Components Total		13,707,128
Internet Software & Services – 2.8%
Akamai Technologies, Inc. (a)	165,770	7,637,024
Google, Inc., Class A (a)	45,542	20,494,811
Internet Software & Services Total		28,131,835
IT Services – 4.0%
International Business Machines Corp.	204,234	25,167,756
MasterCard, Inc., Class A	37,107	7,360,544

See Accompanying Notes to Financial Statements.

4

Columbia Large Cap Core Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Teradata Corp. (a)	260,516	8,529,294
IT Services Total		41,057,594
Semiconductors & Semiconductor Equipment – 1.9%
Intel Corp.	276,670	4,902,592
Lam Research Corp. (a)	167,602	6,052,108
Linear Technology Corp.	137,030	3,925,910
Silicon Laboratories, Inc. (a)	106,040	4,044,366
Semiconductors & Semiconductor Equipment Total		18,924,976
Software – 2.9%
ANSYS, Inc. (a)	103,590	4,017,220
Autodesk, Inc. (a)	159,463	4,425,098
Electronic Arts, Inc. (a)	328,590	5,007,712
Microsoft Corp.	421,930	9,906,916
Nintendo Co., Ltd., ADR	185,250	6,437,438
Software Total		29,794,384
Information Technology Total		195,590,789
Materials – 3.3%
Chemicals – 0.9%
Celanese Corp., Series A	231,424	6,179,021
CF Industries Holdings, Inc.	32,890	3,042,325
Chemicals Total		9,221,346
Containers & Packaging – 0.6%
Packaging Corp. of America	270,211	6,023,003
Containers & Packaging Total		6,023,003
Metals & Mining – 1.4%
Allegheny Technologies, Inc.	137,710	5,607,551
Freeport-McMoRan Copper & Gold, Inc.	70,133	5,048,174
Rio Tinto PLC, ADR	74,740	3,769,138
Metals & Mining Total		14,424,863
Paper & Forest Products – 0.4%
International Paper Co.	183,830	3,761,162
Paper & Forest Products Total		3,761,162
Materials Total		33,430,374
Telecommunication Services – 2.4%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	322,147	8,707,633
Verizon Communications, Inc.	263,817	7,785,240
Diversified Telecommunication Services Total		16,492,873

	Shares	Value ($)
Wireless Telecommunication Services – 0.8%
Millicom International Cellular SA	45,135	4,156,031
NII Holdings, Inc. (a)	95,201	3,451,036
Wireless Telecommunication Services Total		7,607,067
Telecommunication Services Total		24,099,940
Utilities – 3.6%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	213,450	7,558,264
DPL, Inc.	126,480	3,202,474
Electric Utilities Total		10,760,738
Gas Utilities – 0.3%
Questar Corp.	188,825	3,074,071
Gas Utilities Total		3,074,071
Multi-Utilities – 2.2%
PG&E Corp.	237,538	11,107,277
Public Service Enterprise Group, Inc.	199,509	6,376,307
Xcel Energy, Inc.	234,180	5,224,556
Multi-Utilities Total		22,708,140
Utilities Total		36,542,949
Total Common Stocks (cost of $982,034,171)		1,006,473,271
	Par ($)
Short-Term Obligation – 0.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 04/06/15, market value $7,291,275 (repurchase proceeds $7,144,038)	7,144,000	7,144,000
Total Short-Term Obligation (cost of $7,144,000)		7,144,000
Total Investments – 100.0% (cost of $989,178,171) (b)		1,013,617,271
Other Assets & Liabilities, Net – (0.0)%		(392,254)
Net Assets – 100.0%		1,013,225,017

See Accompanying Notes to Financial Statements.

5

Columbia Large Cap Core Fund

August 31, 2010 (Unaudited)

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $989,178,171.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,006,473,271	$—	$—	$1,006,473,271
Total Short-Term Obligation	—	7,144,000	—	7,144,000
Total Investments	$1,006,473,271	$7,144,000	$—	$1,013,617,271

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

For the six months ended August 31, 2010, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2010	—	$—
Options written	2,530	134,571
Options terminated in closing purchase transactions	—	—
Options exercised	(310)	(50,703)
Options expired	(2,220)	(83,868)
Options outstanding at August 31, 2010	—	$—

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	19.3
Financials	16.0
Healthcare	12.2
Consumer Discretionary	11.2
Industrials	10.7
Energy	10.5
Consumer Staples	10.1
Utilities	3.6
Materials	3.3
Telecommunication Services	2.4
	99.3
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	(0.0	)*
	100.0

*  Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Large Cap Core Fund
August 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	989,178,171
	Investments, at value	1,013,617,271
	Cash	401
	Receivable for:
	Investments sold	15,500,450
	Fund shares sold	610,989
	Dividends	1,810,440
	Interest	38
	Foreign tax reclaims	8,460
	Prepaid expenses	23,224
	Total Assets	1,031,571,273
Liabilities	Payable for:
	Investments purchased	16,071,767
	Fund shares repurchased	1,321,466
	Investment advisory fee	517,098
	Administration fee	142,715
	Pricing and bookkeeping fees	12,466
	Transfer agent fee	100,202
	Trustees' fees	78,488
	Custody fee	4,131
	Distribution and service fees	30,066
	Other liabilities	67,857
	Total Liabilities	18,346,256
	Net Assets	1,013,225,017
Net Assets Consist of	Paid-in capital	1,191,107,792
	Undistributed net investment income	3,345,846
	Accumulated net realized loss	(205,666,882)
	Net unrealized appreciation (depreciation) on:
	Investments	24,439,100
	Foreign currency translations	(839)
	Net Assets	1,013,225,017

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities (continued) – Columbia Large Cap Core Fund
August 31, 2010 (Unaudited)

Class A	Net assets	$118,384,246
	Shares outstanding	10,954,321
	Net asset value per share	$10.81	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.81/0.9425)	$11.47	(b)
Class B	Net assets	$1,700,348
	Shares outstanding	162,992
	Net asset value and offering price per share	$10.43	(a)
Class C	Net assets	$2,137,343
	Shares outstanding	204,919
	Net asset value and offering price per share	$10.43	(a)
Class Z	Net assets	$891,003,080
	Shares outstanding	82,633,168
	Net asset value, offering and redemption price per share	$10.78

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Large Cap Core Fund
For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	8,844,792
	Interest	7,066
	Foreign taxes withheld	(41,112)
	Total Investment Income	8,810,746
Expenses	Investment advisory fee	3,179,847
	Administration fee	882,601
	Distribution fee:
	Class B	8,370
	Class C	9,097
	Service fee:
	Class B	2,804
	Class C	3,036
	Distribution and service fees:
	Class A	165,484
	Transfer agent fee	850,161
	Pricing and bookkeeping fees	72,412
	Trustees' fees	24,084
	Custody fee	16,383
	Chief compliance officer expenses	523
	Other expenses	149,892
	Total Expenses	5,364,694
	Expense reductions	(64)
	Net Expenses	5,364,630
	Net Investment Income	3,446,116
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options	Net realized gain on:
	Investments	31,812,804
	Written options	83,868
	Net realized gain	31,896,672
	Net change in unrealized appreciation (depreciation) on:
	Investments	(93,844,496)
	Foreign currency translations	(274)
	Net change in unrealized appreciation (depreciation)	(93,844,770)
	Net Loss	(61,948,098)
	Net Decrease Resulting from Operations	(58,501,982)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Large Cap Core Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income	3,446,116	10,467,997
	Net realized gain on investments, foreign currency transactions and written options	31,896,672	80,931,541
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(93,844,770)	280,916,714
	Net increase (decrease) resulting from operations	(58,501,982)	372,316,252
Distributions to Shareholders	From net investment income:
	Class A	(150,319)	(1,371,241)
	Class B	—	(15,727)
	Class C	—	(9,344)
	Class Z	(1,491,865)	(12,467,626)
	Total distributions to shareholders	(1,642,184)	(13,863,938)
	Net Capital Stock Transactions	(52,068,217)	(46,012,562)
	Increase from regulatory settlements	—	120,276
	Total increase (decrease) in net assets	(112,212,383)	312,560,028
Net Assets	Beginning of period	1,125,437,400	812,877,372
	End of period	1,013,225,017	1,125,437,400
	Undistributed net investment income at end of period	3,345,846	1,541,914

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Large Cap Core Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	555,215	6,518,837	1,222,912	12,608,001
Distributions reinvested	12,196	142,574	122,487	1,308,058
Redemptions	(1,078,708)	(12,556,786)	(1,914,941)	(19,942,435)
Net decrease	(511,297)	(5,895,375)	(569,542)	(6,026,376)
Class B
Subscriptions	6,871	76,755	69,296	609,730
Distributions reinvested	—	—	1,543	14,711
Redemptions	(86,515)	(999,622)	(256,473)	(2,550,851)
Net decrease	(79,644)	(922,867)	(185,634)	(1,926,410)
Class C
Subscriptions	9,208	103,306	57,843	551,312
Distributions reinvested	—	—	895	8,580
Redemptions	(24,690)	(267,247)	(40,782)	(409,555)
Net increase (decrease)	(15,482)	(163,941)	17,956	150,337
Class Z
Subscriptions	4,772,635	54,254,187	14,909,900	151,975,066
Distributions reinvested	44,630	520,386	370,569	3,986,667
Redemptions	(8,556,191)	(99,860,607)	(18,769,876)	(194,171,846)
Net decrease	(3,738,926)	(45,086,034)	(3,489,407)	(38,210,113)

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.48		$7.95		$13.66		$14.86		$13.35		$12.00		$11.55
Income from Investment Operations:
Net investment income (e)	0.02		0.08		0.13		0.11		0.14		0.11		0.10
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.68)		3.57		(5.49)		(0.41)		1.46		1.35		0.45	(f)
Total from investment operations	(0.66)		3.65		(5.36)		(0.30)		1.60		1.46		0.55
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.12)		(0.10)		(0.14)		(0.09)		(0.11)		(0.10)
From net realized gains	—		—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	(0.01)		(0.12)		(0.35)		(0.90)		(0.09)		(0.11)		(0.10)
Increase from regulatory settlements	—		—	(g)	—		—		—		—		—
Net Asset Value, End of Period	$10.81		$11.48		$7.95		$13.66		$14.86		$13.35		$12.00
Total return (h)	(5.73	)%(i)	45.99	%(j)	(40.12	)%(j)	(2.69	)%(i)	12.00%		12.19	%(j)	4.71	%(j)(k)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.17	%(l)(m)	1.18	%(m)	1.15	%(m)	1.07	%(l)(m)	1.05	%(m)	1.03%		1.12	%(n)
Interest expense	—		—	%(o)	—	%(o)	—	%(l)(o)	—	%(o)	—		—	%(o)
Net expenses	1.17	%(l)(m)	1.18	%(m)	1.15	%(m)	1.07	%(l)(m)	1.05	%(m)	1.03%		1.12	%(n)
Waiver/Reimbursement	—		—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income	0.40	%(l)(m)	0.78	%(m)	1.10	%(m)	0.81	%(l)(m)	0.98	%(m)	0.86%		0.89%
Portfolio turnover rate	94	%(i)	165%		156%		—	%(i)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%		122%
Net assets, end of period (000s)	$118,384		$131,652		$95,714		$172,569		$194,203		$201,359		$213,513

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(l)  Annualized.

(m)  The benefits derived from expense reductions had an impact of less than 0.01%.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.11		$7.71		$13.23		$14.39		$12.95		$11.65		$11.21
Income from Investment Operations:
Net investment income (loss) (e)	(0.02)		—	(f)	0.03		—	(f)	0.03		0.01		0.02
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.66)		3.44		(5.28)		(0.40)		1.41		1.31		0.42	(g)
Total from investment operations	(0.68)		3.44		(5.25)		(0.40)		1.44		1.32		0.44
Less Distributions to Shareholders:
From net investment income	—		(0.04)		(0.02)		—	(f)	—		(0.02)		—	(f)
From net realized gains	—		—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	—		(0.04)		(0.27)		(0.76)		—		(0.02)		—	(f)
Increase from regulatory settlements	—		—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$10.43		$11.11		$7.71		$13.23		$14.39		$12.95		$11.65
Total return (h)	(6.12	)%(i)	44.74	%(j)	(40.51	)%(j)	(3.34	)%(i)	11.12%		11.33	%(j)	3.93	%(j)(k)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.92	%(l)(m)	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Interest expense	—		—	%(o)	—	%(o)	—	%(m)(o)	—	%(o)	—		—	%(o)
Net expenses	1.92	%(l)(m)	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Waiver/Reimbursement	—		—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income (loss)	(0.36	)%(l)(m)	0.04	%(l)	0.28	%(l)	0.03	%(l)(m)	0.21	%(l)	0.11%		0.14%
Portfolio turnover rate	94	%(i)	165%		156%		—	%(i)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%		122%
Net assets, end of period (000s)	$1,700		$2,696		$3,300		$13,247		$25,523		$31,542		$37,140

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.11		$7.70		$13.23		$14.39		$12.94		$11.64		$11.21
Income from Investment Operations:
Net investment income (loss) (e)	(0.02)		—	(f)	0.04		0.01		0.03		0.01		0.02
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.66)		3.45		(5.30)		(0.41)		1.42		1.31		0.42	(g)
Total from investment operations	(0.68)		3.45		(5.26)		(0.40)		1.45		1.32		0.44
Less Distributions to Shareholders:
From net investment income	—		(0.04)		(0.02)		—	(f)	—		(0.02)		(0.01)
From net realized gains	—		—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	—		(0.04)		(0.27)		(0.76)		—		(0.02)		(0.01)
Increase from regulatory settlements	—		—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$10.43		$11.11		$7.70		$13.23		$14.39		$12.94		$11.64
Total return (h)	(6.12	)%(i)	44.93	%(j)	(40.58	)%(j)	(3.34	)%(i)	11.21%		11.34	%(j)	3.91	%(j)(k)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.92	%(l)(m)	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Interest expense	—		—	%(o)	—	%(o)	—	%(m)(o)	—	%(o)	—		—	%(o)
Net expenses	1.92	%(l)(m)	1.93	%(l)	1.90	%(l)	1.82	%(l)(m)	1.80	%(l)	1.78%		1.87	%(n)
Waiver/Reimbursement	—		—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income (loss)	(0.35	)%(l)(m)	0.03	%(l)	0.39	%(l)	0.04	%(l)(m)	0.21	%(l)	0.11%		0.14%
Portfolio turnover rate	94	%(i)	165%		156%		—	%(i)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%		122%
Net assets, end of period (000s)	$2,137		$2,449		$1,559		$2,168		$11,413		$14,026		$14,899

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$11.45		$7.93		$13.66		$14.88		$13.39		$12.03		$11.58
Income from Investment Operations:
Net investment income (e)	0.04		0.11		0.16		0.15		0.17		0.14		0.13
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.69)		3.55		(5.48)		(0.41)		1.47		1.36		0.45	(f)
Total from investment operations	(0.65)		3.66		(5.32)		(0.26)		1.64		1.50		0.58
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.14)		(0.16)		(0.20)		(0.15)		(0.14)		(0.13)
From net realized gains	—		—		(0.25)		(0.76)		—		—		—
Total distributions to shareholders	(0.02)		(0.14)		(0.41)		(0.96)		(0.15)		(0.14)		(0.13)
Increase from regulatory settlements	—		—	(g)	—		—		—		—		—
Net Asset Value, End of Period	$10.78		$11.45		$7.93		$13.66		$14.88		$13.39		$12.03
Total return (h)	(5.71	)%(i)	46.30	%(j)	(39.95	)%(j)	(2.43	)%(i)	12.28%		12.50	%(j)	4.98	%(j)(k)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.92	%(l)(m)	0.93	%(l)	0.90	%(l)	0.82	%(l)(m)	0.80	%(l)	0.78%		0.87	%(n)
Interest expense	—		—	%(o)	—	%(o)	—	%(m)(o)	—	%(o)	—		—
Net expenses	0.92	%(l)(m)	0.93	%(l)	0.90	%(l)	0.82	%(l)(m)	0.80	%(l)	0.78%		0.87	%(n)
Waiver/Reimbursement	—		—	%(o)	—	%(o)	—		—		0.06	%(p)	0.03	%(p)
Net investment income	0.65	%(l)(m)	1.03	%(l)	1.35	%(l)	1.06	%(l)(m)	1.23	%(l)	1.11%		1.14%
Portfolio turnover rate	94	%(i)	165%		156%		—	%(i)(o)(q)	—		—		—
Turnover of Columbia Large Cap Core Master Portfolio	—		—		—		98	%(i)	148%		106%		122%
Net assets, end of period (000s)	$891,003		$988,640		$712,304		$1,285,598		$1,466,653		$1,347,623		$1,187,622

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i)  Not annualized.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(o)  Rounds to less than 0.01%.

(p)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been –% and 0.01% for the years ended March 31, 2006 and March 31, 2005, respectively.

(q)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

15

Notes to Financial Statements – Columbia Large Cap Core Fund
August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Large Cap Core Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at

16

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

17

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from
Ordinary Income*	$13,863,938

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$76,817,851
Unrealized depreciation	(52,378,751)
Net unrealized appreciation	$24,439,100

18

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$112,956,820
2018	120,431,181
$233,388,001

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
$1.5 billion to $3 billion	0.45%
$3 billion to $6 billion	0.43%
Over $6 billion	0.41%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.57% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.17% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement,

19

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $2,362 and net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $984 and $239, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for

20

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.00% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.00% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $2,943.

21

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $64 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Fund:

Options—The Fund wrote covered call options to decrease the Fund's exposure to equity risk on investments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended August 31, 2010, the Fund entered into 2,530 written options contracts.

22

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

The effect of derivative instruments on the Fund's Statement of Operations for the six month period ended August 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written Call Options	Equity Risk	$83,868	$—

Note 7. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,016,800,444 and $1,067,105,132, respectively.

Note 8. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $120,276 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 55.1% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss

23

Columbia Large Cap Core Fund, August 31, 2010 (Unaudited)

the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

25

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

26

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,431,561	175,174	125,851	7,462,936

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,788,039	14,801,055	143,490	7,462,938

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

27

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Large Cap Core Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1240 A (10/10)

Columbia Marsico Growth Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	6

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	16

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	25

Shareholder Meeting Results	27

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Marsico Growth Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	7,726	7,282
Class B	7,168	7,168
Class C	7,168	7,168
Class R	7,624	n/a
Class Z	7,920	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	Z
Inception	12/31/97		12/31/97		12/31/97		1/23/06	12/31/97
Sales charge	without	with	without	with	without	without	without	without
6-month (cumulative)	–4.00	–9.51	–4.36	–9.14	–4.35	–5.31	–4.16	–3.93
1-year	5.68	–0.40	4.92	–0.08	4.91	3.91	5.43	5.91
5-year	–1.94	–3.09	–2.66	–3.05	–2.66	–2.66	–2.20	–1.70
10-year	–2.55	–3.12	–3.27	–3.27	–3.27	–3.27	–2.68	–2.31

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–0.67	–6.39	–1.03	–5.98	–1.03	–2.02	–0.79	–0.54
1-year	11.66	5.22	10.86	5.86	10.85	9.85	11.41	11.99
5-year	–0.08	–1.26	–0.83	–1.23	–0.83	–0.83	–0.35	0.16
10-year	–1.06	–1.64	–1.79	–1.79	–1.79	–1.79	–1.19	–0.81

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. These returns have not been restated to reflect any differences in expenses between Class A shares and Class R shares. If differences in expenses had been reflected, the returns shown would have been lower, since Class R shares are subject to higher distribution and service (Rule 12b-1) fees.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–4.00%

Class A shares (without sales charges)

–4.04%

S&P 500 Index[1]

Annual operating expense ratio (%)*

Class A	1.29
Class B	2.04
Class C	2.04
Class R	1.54
Class Z	1.04

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	16.08
Class B	14.71
Class C	14.73
Class R	15.91
Class Z	16.35

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class Z	0.00	*

*Rounds to less than $0.01.

Understanding Your Expenses – Columbia Marsico Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	960.00	1,018.55	6.52	6.72	1.32
Class B	1,000.00	1,000.00	956.40	1,014.77	10.21	10.51	2.07
Class C	1,000.00	1,000.00	956.50	1,014.77	10.21	10.51	2.07
Class R	1,000.00	1,000.00	958.40	1,017.29	7.75	7.98	1.57
Class Z	1,000.00	1,000.00	960.70	1,019.81	5.29	5.45	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Marsico Growth Fund

August 31, 2010 (Unaudited)

Common Stocks – 95.9%
	Shares	Value ($)
Consumer Discretionary – 27.2%
Hotels, Restaurants & Leisure – 6.6%
Ctrip.com International Ltd., ADR (a)	80,200	3,247,298
McDonald's Corp.	1,854,845	135,514,976
Wynn Resorts Ltd.	637,154	51,360,984
Hotels, Restaurants & Leisure Total		190,123,258
Household Durables – 0.5%
Whirlpool Corp.	176,843	13,114,677
Household Durables Total		13,114,677
Internet & Catalog Retail – 6.1%
Amazon.com, Inc. (a)	899,117	112,236,775
priceline.com, Inc. (a)	217,505	63,398,357
Internet & Catalog Retail Total		175,635,132
Media – 5.3%
DIRECTV, Class A (a)	1,688,468	64,026,707
Walt Disney Co.	2,752,836	89,714,925
Media Total		153,741,632
Multiline Retail – 1.2%
Nordstrom, Inc.	1,141,031	32,998,616
Multiline Retail Total		32,998,616
Specialty Retail – 3.3%
Tiffany & Co.	1,097,936	43,511,204
TJX Companies, Inc.	1,320,379	52,405,842
Specialty Retail Total		95,917,046
Textiles, Apparel & Luxury Goods – 4.2%
NIKE, Inc., Class B	1,741,257	121,887,990
Textiles, Apparel & Luxury Goods Total		121,887,990
Consumer Discretionary Total		783,418,351
Consumer Staples – 1.1%
Food Products – 0.3%
Mead Johnson Nutrition Co., Class A	173,027	9,030,279
Food Products Total		9,030,279
Personal Products – 0.8%
Estée Lauder Companies, Inc., Class A	389,506	21,839,602
Personal Products Total		21,839,602
Consumer Staples Total		30,869,881
Energy – 5.3%
Oil, Gas & Consumable Fuels – 5.3%
Anadarko Petroleum Corp.	1,387,200	63,797,328
EOG Resources, Inc.	1,014,519	88,131,265
Oil, Gas & Consumable Fuels Total		151,928,593
Energy Total		151,928,593

	Shares	Value ($)
Financials – 11.8%
Capital Markets – 1.7%
Goldman Sachs Group, Inc.	363,035	49,714,013
Capital Markets Total		49,714,013
Commercial Banks – 9.1%
PNC Financial Services Group, Inc.	1,607,607	81,923,653
U.S. Bancorp	4,367,028	90,834,182
Wells Fargo & Co.	3,810,680	89,741,514
Commercial Banks Total		262,499,349
Diversified Financial Services – 1.0%
JPMorgan Chase & Co.	752,650	27,366,354
Diversified Financial Services Total		27,366,354
Financials Total		339,579,716
Health Care – 1.8%
Pharmaceuticals – 1.8%
Merck & Co., Inc.	1,472,605	51,776,792
Pharmaceuticals Total		51,776,792
Health Care Total		51,776,792
Industrials – 12.0%
Aerospace & Defense – 2.7%
General Dynamics Corp.	1,005,123	56,156,222
Precision Castparts Corp.	196,034	22,187,128
Aerospace & Defense Total		78,343,350
Air Freight & Logistics – 1.8%
FedEx Corp.	643,787	50,247,576
Air Freight & Logistics Total		50,247,576
Machinery – 3.1%
Cummins, Inc.	392,944	29,238,963
Danaher Corp.	1,686,340	61,264,732
Machinery Total		90,503,695
Road & Rail – 4.4%
Union Pacific Corp.	1,731,311	126,281,824
Road & Rail Total		126,281,824
Industrials Total		345,376,445
Information Technology – 18.3%
Communications Equipment – 3.3%
Cisco Systems, Inc. (a)	4,798,242	96,204,752
Communications Equipment Total		96,204,752
Computers & Peripherals – 7.7%
Apple, Inc. (a)	786,584	191,430,948
EMC Corp. (a)	1,640,583	29,924,234
Computers & Peripherals Total		221,355,182

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Internet Software & Services – 5.1%
Baidu, Inc., ADR (a)	1,517,356	119,006,231
Google, Inc., Class A (a)	64,601	29,071,742
Internet Software & Services Total		148,077,973
Software – 2.2%
Oracle Corp.	2,210,979	48,376,221
Salesforce.com, Inc. (a)	132,974	14,611,183
Software Total		62,987,404
Information Technology Total		528,625,311
Materials – 15.2%
Chemicals – 11.9%
Dow Chemical Co.	4,295,391	104,678,679
Monsanto Co.	1,216,432	64,045,145
PPG Industries, Inc.	1,035,337	68,156,235
Praxair, Inc.	1,210,711	104,157,467
Chemicals Total		341,037,526
Metals & Mining – 3.3%
BHP Billiton PLC, ADR	1,716,368	95,944,971
Metals & Mining Total		95,944,971
Materials Total		436,982,497
Telecommunication Services – 3.2%
Wireless Telecommunication Services – 3.2%
American Tower Corp., Class A (a)	1,404,862	65,831,833
Crown Castle International Corp. (a)	618,024	25,413,147
Wireless Telecommunication Services Total		91,244,980
Telecommunication Services Total		91,244,980
Total Common Stocks (cost of $2,330,042,202)		2,759,802,566
Preferred Stock – 0.6%
Financials – 0.6%
Commercial Banks – 0.6%
Wells Fargo & Co., Series J, 8.000%	687,425	19,103,541
Commercial Banks Total		19,103,541
Financials Total		19,103,541
Total Preferred Stock (cost of $13,207,874)		19,103,541

Short-Term Obligation – 1.9%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value of $55,036,906 (repurchase proceeds $53,957,285)	53,957,000	53,957,000
Total Short-Term Obligation (cost of $53,957,000)		53,957,000
Total Investments – 98.4% (cost of $2,397,207,076) (b)		2,832,863,107
Other Assets & Liabilities, Net – 1.6%		44,827,182
Net Assets – 100.0%		2,877,690,289

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,397,207,076.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,759,802,566	$—	$—	$2,759,802,566
Total Preferred Stock	19,103,541	—	—	19,103,541
Total Short-Term Obligation	—	53,957,000	—	53,957,000
Total Investments	$2,778,906,107	$53,957,000	$—	$2,832,863,107

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Fund

August 31, 2010 (Unaudited)

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Discretionary	27.2
Information Technology	18.3
Materials	15.2
Financials	12.4
Industrials	12.0
Energy	5.3
Telecommunication Services	3.2
Health Care	1.8
Consumer Staples	1.1
96.5
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	1.6
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Marsico Growth Fund

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	2,397,207,076
	Investments, at value	2,832,863,107
	Cash	128
	Receivable for:
	Investments sold	77,852,065
	Fund shares sold	1,721,095
	Dividends	3,575,291
	Interest	286
	Prepaid expenses	75,409
	Total Assets	2,916,087,381
Liabilities	Payable for:
	Fund shares repurchased	33,702,821
	Investment advisory fee	1,710,843
	Administration fee	569,860
	Pricing and bookkeeping fees	12,284
	Transfer agent fee	1,189,408
	Trustees' fees	107,035
	Custody fee	13,001
	Distribution and service fees	562,324
	Reports to shareholders	473,557
	Interest payable	355
	Other liabilities	55,604
	Total Liabilities	38,397,092
	Net Assets	2,877,690,289
Net Assets Consist of	Paid-in capital	3,482,776,866
	Overdistributed net investment income	(3,262,372)
	Accumulated net realized loss	(1,037,480,236)
	Net unrealized appreciation on investments	435,656,031
	Net Assets	2,877,690,289

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Marsico Growth Fund

August 31, 2010 (Unaudited)

Class A	Net assets	$925,829,160
	Shares outstanding	57,577,549
	Net asset value per share	$16.08	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($16.08/0.9425)	$17.06	(b)
Class B	Net assets	$37,172,131
	Shares outstanding	2,527,531
	Net asset value and offering price per share	$14.71	(a)
Class C	Net assets	$330,517,624
	Shares outstanding	22,444,277
	Net asset value and offering price per share	$14.73	(a)
Class R	Net assets	$14,332,034
	Shares outstanding	900,773
	Net asset value, offering and redemption price per share	$15.91
Class Z	Net assets	$1,569,839,340
	Shares outstanding	95,985,288
	Net asset value, offering and redemption price per share	$16.35

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Marsico Growth Fund

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	19,162,417
	Interest	44,253
	Foreign taxes withheld	(7,340)
	Total Investment Income	19,199,330
Expenses	Investment advisory fee	11,166,019
	Administration fee	3,764,076
	Distribution fee:
	Class B	168,836
	Class C	1,442,645
	Class R	38,552
	Service fee:
	Class B	56,279
	Class C	480,882
	Distribution and service fees:
	Class A	1,610,412
	Transfer agent fee	3,020,212
	Pricing and bookkeeping fees	71,921
	Trustees' fees	24,375
	Custody fee	46,578
	Chief compliance officer expenses	1,165
	Reports to shareholders	363,661
	Other expenses	174,697
	Expenses before interest expense	22,430,310
	Interest expense	14,396
	Total Expenses	22,444,706
	Expense reductions	(31)
	Net Expenses	22,444,675
	Net Investment Loss	(3,245,345)
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	240,834,359
	Net change in unrealized depreciation on investments	(341,351,353)
	Net Loss	(100,516,994)
	Net Decrease Resulting from Operations	(103,762,339)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Marsico Growth Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income (loss)	(3,245,345)	8,969,420
	Net realized gain on investments and foreign currency transactions	240,834,359	178,899,702
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(341,351,353)	1,246,696,651
	Net increase (decrease) resulting from operations	(103,762,339)	1,434,565,773
Distributions to Shareholders	From net investment income:
	Class A	—	(9,183,116)
	Class B	—	(165,504)
	Class C	—	(1,414,974)
	Class R	—	(45,116)
	Class Z	(59,650)	(12,584,369)
	Total distributions to shareholders	(59,650)	(23,393,079)
	Net Capital Stock Transactions	(726,160,873)	(855,162,658)
	Increase from regulatory settlements	22,206	47,849
	Total increase (decrease) in net assets	(829,960,656)	556,057,885
Net Assets	Beginning of period	3,707,650,945	3,151,593,060
	End of period	2,877,690,289	3,707,650,945
	Undistributed (overdistributed) net investment income at end of period	(3,262,372)	42,623

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Marsico Growth Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,479,280	77,420,474	19,904,226	284,838,934
Distributions reinvested	—	—	555,844	8,087,394
Redemptions	(40,602,913)	(695,415,196)	(49,221,870)	(727,565,635)
Net decrease	(36,123,633)	(617,994,722)	(28,761,800)	(434,639,307)
Class B
Subscriptions	18,413	291,127	110,169	1,410,963
Distributions reinvested	—	—	7,721	98,133
Redemptions	(601,420)	(9,529,919)	(1,267,043)	(17,214,886)
Net decrease	(583,007)	(9,238,792)	(1,149,153)	(15,705,790)
Class C
Subscriptions	466,038	7,487,812	1,673,393	22,559,211
Distributions reinvested	—	—	46,697	594,444
Redemptions	(3,932,151)	(62,356,971)	(12,599,011)	(170,768,424)
Net decrease	(3,466,113)	(54,869,159)	(10,878,921)	(147,614,769)
Class R
Subscriptions	155,376	2,666,375	340,705	5,053,932
Distributions reinvested	—	—	2,928	40,021
Redemptions	(149,096)	(2,581,585)	(336,780)	(4,977,250)
Net increase	6,280	84,790	6,853	116,703
Class Z
Subscriptions	15,897,877	277,199,479	27,111,329	411,640,488
Distributions reinvested	2,343	40,814	481,886	7,396,682
Redemptions	(18,383,870)	(321,383,283)	(45,044,453)	(676,356,665)
Net decrease	(2,483,650)	(44,142,990)	(17,451,238)	(257,319,495)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$16.75		$11.30		$20.26		$20.22		$19.53		$17.04		$15.80
Income from Investment Operations:
Net investment income (loss) (e)	(0.02)		0.03		0.06		0.06		—	(f)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.65)		5.50		(9.01)		(0.01)		0.69		2.52		1.27
Total from investment operations	(0.67)		5.53		(8.95)		0.05		0.69		2.49		1.24
Less Distributions to Shareholders:
From net investment income	—		(0.08)		(0.01)		(0.01)		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$16.08		$16.75		$11.30		$20.26		$20.22		$19.53		$17.04
Total return (g)	(4.00	)%(h)	49.09	%(i)	(44.21	)%(i)	0.24	%(h)(i)	3.53	%(i)	14.61	%(i)	7.85	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.32	%(j)(k)	1.28	%(j)	1.24	%(j)	1.20	%(j)(k)	1.22	%(j)	1.21%		1.30%
Interest expense	—	%(k)(l)	—	%(l)	—		—		—		—		—
Net expenses	1.32	%(j)(k)	1.28	%(j)	1.24	%(j)	1.20	%(j)(k)	1.22	%(j)	1.21%		1.30%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment income (loss)	(0.22	)%(j)(k)	0.23	%(j)	0.36	%(j)	0.29	%(j)(k)	0.01	%(j)	(0.15)%		(0.21)%
Portfolio turnover rate	37	%(h)	69%		21	%(h)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(h)	58	%(h)	42%		62%		62%
Net assets, end of period (000s)	$925,829		$1,569,860		$1,383,438		$3,024,016		$2,864,153		$1,956,822		$988,948

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$15.38		$10.42		$18.83		$18.92		$18.40		$16.18		$15.12
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.07)		(0.06)		(0.09)		(0.13)		(0.15)		(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.59)		5.07		(8.35)		—	(f)	0.65		2.37		1.21
Total from investment operations	(0.67)		5.00		(8.41)		(0.09)		0.52		2.22		1.06
Less Distributions to Shareholders:
From net investment income	—		(0.04)		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$14.71		$15.38		$10.42		$18.83		$18.92		$18.40		$16.18
Total return (g)	(4.36	)%(h)	48.10	%(i)	(44.66	)%(i)	(0.48	)%(h)(i)	2.83	%(i)	13.72	%(i)	7.01	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.07	%(j)(k)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Interest expense	—	%(k)(l)	—	%(l)	—		—		—		—		—
Net expenses	2.07	%(j)(k)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment loss	(0.97	)%(j)(k)	(0.52	)%(j)	(0.39	)%(j)	(0.46	)%(j)(k)	(0.71	)%(j)	(0.85)%		(0.96)%
Portfolio turnover rate	37	%(h)	69%		21	%(h)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(h)	58	%(h)	42%		62%		62%
Net assets, end of period (000s)	$37,172		$47,847		$44,407		$118,307		$156,923		$198,749		$194,668

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.
(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$15.40		$10.44		$18.86		$18.94		$18.43		$16.20		$15.14
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.07)		(0.06)		(0.08)		(0.13)		(0.15)		(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.59)		5.07		(8.36)		—	(f)	0.64		2.38		1.21
Total from investment operations	(0.67)		5.00		(8.42)		(0.08)		0.51		2.23		1.06
Less Distributions to Shareholders:
From net investment income	—		(0.04)		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$14.73		$15.40		$10.44		$18.86		$18.94		$18.43		$16.20
Total return (g)	(4.35	)%(h)	48.00	%(i)	(44.64	)%(i)	(0.42	)%(h)(i)	2.77	%(i)	13.77	%(i)	7.00	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.07	%(j)(k)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Interest expense	—	%(k)(l)	—	%(l)	—		—		—		—		—
Net expenses	2.07	%(j)(k)	2.03	%(j)	1.99	%(j)	1.95	%(j)(k)	1.97	%(j)	1.96%		2.05%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment loss	(0.97	)%(j)(k)	(0.52	)%(j)	(0.39	)%(j)	(0.46	)%(j)(k)	(0.74	)%(j)	(0.89)%		(0.96)%
Portfolio turnover rate	37	%(h)	69%		21	%(h)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(h)	58	%(h)	42%		62%		62%
Net assets, end of period (000s)	$330,518		$399,082		$384,025		$891,076		$832,852		$679,735		$352,016

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,		Period Ended March 31,
Class R Shares	2010		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)
Net Asset Value, Beginning of Period	$16.60		$11.20		$20.13		$20.14		$19.49		$18.89
Income from Investment Operations:
Net investment income (loss) (e)	(0.04)		—	(f)	0.02		0.01		(0.08)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.65)		5.45		(8.95)		(0.02)		0.73		0.61
Total from investment operations	(0.69)		5.45		(8.93)		(0.01)		0.65		0.60
Less Distributions to Shareholders:
From net investment income	—		(0.05)		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—
Net Asset Value, End of Period	$15.91		$16.60		$11.20		$20.13		$20.14		$19.49
Total return (g)	(4.16	)%(h)	48.79	%(i)	(44.36	)%(i)	(0.05	)%(h)(i)	3.34	%(i)	3.18	%(h)(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.57	%(j)(k)	1.53	%(j)	1.49	%(j)	1.45	%(j)(k)	1.47	%(j)	1.54	%(k)
Interest expense	—	%(k)(l)	—	%(l)	—		—		—		—
Net expenses	1.57	%(j)(k)	1.53	%(j)	1.49	%(j)	1.45	%(j)(k)	1.47	%(j)	1.54	%(k)
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.07	%(k)(m)
Net investment income (loss)	(0.47	)%(j)(k)	(0.02	)%(j)	0.15	%(j)	0.06	%(j)(k)	(0.42	)%(j)	(0.35	)%(k)
Portfolio turnover rate	37	%(h)	69%		21	%(h)(n)	—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(h)	58	%(h)	42%		62	%(h)
Net assets, end of period (000s)	$14,332		$14,848		$9,941		$11,860		$3,669		$10

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  Class R shares commenced operations on January 23, 2006.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% for the period ended March 31, 2006.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2010		2009 (a)(b)		2008 (a)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$17.02		$11.47		$20.63		$20.58		$19.82		$17.25		$15.96
Income from Investment Operations:
Net investment income (e)	—	(f)	0.07		0.11		0.11		0.05		0.02		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)		5.60		(9.17)		(0.01)		0.71		2.55		1.28
Total from investment operations	(0.67)		5.67		(9.06)		0.10		0.76		2.57		1.29
Less Distributions to Shareholders:
From net investment income	—	(f)	(0.12)		(0.10)		(0.05)		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$16.35		$17.02		$11.47		$20.63		$20.58		$19.82		$17.25
Total return (g)	(3.93	)%(h)	49.55	%(i)	(44.09	)%(i)	0.46	%(h)(i)	3.83	%(i)	14.90	%(i)	8.08	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.07	%(j)(k)	1.03	%(j)	0.99	%(j)	0.95	%(j)(k)	0.97	%(j)	0.96%		1.05%
Interest expense	—	%(k)(l)	—	%(l)	—		—		—		—		—
Net expenses	1.07	%(j)(k)	1.03	%(j)	0.99	%(j)	0.95	%(j)(k)	0.97	%(j)	0.96%		1.05%
Waiver/Reimbursement	—		—	%(l)	0.02%		0.01	%(k)	0.01%		0.06	%(m)	0.03	%(m)
Net investment income	0.03	%(j)(k)	0.48	%(j)	0.63	%(j)	0.54	%(j)(k)	0.25	%(j)	0.11%		0.04%
Portfolio turnover rate	37	%(h)	69%		21	%(h)(n)	—		—		—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		54	%(h)	58	%(h)	42%		62%		62%
Net assets, end of period (000s)	$1,569,839		$1,676,013		$1,329,782		$2,335,800		$2,044,397		$1,446,667		$774,996

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Marsico Growth Fund

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Marsico Growth Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund's prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. The Fund may, however, declare and pay distributions from net investment income more frequently. The Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from:
Ordinary Income*	$23,393,079

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$551,050,118
Unrealized depreciation	(115,394,087)
Net unrealized appreciation	$435,656,031

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$38,422,781
2013	30,480,049
2017	847,030,869
2018	322,911,728
$1,238,845,427

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.64% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fees through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

For the six month period ended August 31, 2010, Columbia did not waive investment advisory fees for the Fund.

Sub-Advisory Fee

Marsico has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, and subject to the oversight of the New Advisor and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $21,194 and received net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $680, $56,617 and $10,714, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The Trust has also adopted a distribution plan for the Class R shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.20% of the Fund's average daily net assets on an annualized basis.

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $48,079.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $31 for the Fund.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,229,277,410 and $1,917,231,949, respectively.

Note 7. Regulatory Settlements

During the six month period ended August 31, 2010 and the year ended February 28, 2010, the Fund received payments totaling $22,206 and $47,849, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $11,217,241 at a weighted average interest rate of 1.54%.

Note 9. Shareholder Concentration

As of August 31, 2010, two shareholder accounts owned 26.2% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory

Columbia Marsico Growth Fund, August 31, 2010 (Unaudited)

matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders, Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010 and Proposal 4 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,767,575	1,869,396	2,220,123	49,805,372

Proposal 2: A proposed Subadvisory Agreement with Marsico Capital Management, LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,820,760	1,849,655	2,186,683	49,805,369

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was not approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,860,314	23,194,882	2,983,769	46,005,142

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

This page intentionally left blank.

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Marsico Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1250 A (10/10)

Columbia Marsico Focused Equities Fund

Semiannual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	5

Statement of Operations	7

Statement of Changes in Net Assets	8

Financial Highlights	10

Notes to Financial Statements	14

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	23

Shareholder Meeting Results	25

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Marsico Focused Equities Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	8,115	7,649
Class B	7,529	7,529
Class C	7,529	7,529
Class Z	8,323	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	12/31/97		12/31/97		12/31/97		12/31/97
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–5.37	–10.82	–5.73	–10.44	–5.76	–6.71	–5.26
1-year	4.29	–1.69	3.52	–1.48	3.51	2.51	4.56
5-year	–0.63	–1.81	–1.38	–1.77	–1.37	–1.37	–0.38
10-year	–2.07	–2.64	–2.80	–2.80	–2.80	–2.80	–1.82

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–2.01	–7.63	–2.35	–7.23	–2.34	–3.32	–1.87
1-year	11.13	4.72	10.37	5.37	10.40	9.40	11.41
5-year	0.92	–0.26	0.17	–0.23	0.18	0.18	1.17
10-year	–0.52	–1.11	–1.26	–1.26	–1.26	–1.26	–0.27

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–5.37%

Class A shares (without sales charge)

–4.04%

S&P 500 Index[1]

Annual operating expense ratio (%)*

Class A	1.34
Class B	2.09
Class C	2.09
Class Z	1.09

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	17.97
Class B	16.46
Class C	16.51
Class Z	18.37

1

Understanding Your Expenses – Columbia Marsico Focused Equities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	946.30	1,018.55	6.48	6.72	1.32
Class B	1,000.00	1,000.00	942.70	1,014.77	10.14	10.51	2.07
Class C	1,000.00	1,000.00	942.40	1,014.77	10.13	10.51	2.07
Class Z	1,000.00	1,000.00	947.40	1,019.81	5.25	5.45	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Marsico Focused Equities Fund

August 31, 2010 (Unaudited)

Common Stocks – 94.9%
	Shares	Value ($)
Consumer Discretionary – 20.7%
Hotels, Restaurants & Leisure – 6.0%
McDonald's Corp.	1,546,989	113,023,016
Wynn Resorts Ltd.	509,200	41,046,612
Hotels, Restaurants & Leisure Total		154,069,628
Internet & Catalog Retail – 6.6%
Amazon.com, Inc. (a)	706,106	88,143,212
priceline.com, Inc. (a)	278,360	81,136,373
Internet & Catalog Retail Total		169,279,585
Media – 5.0%
DIRECTV, Class A (a)	1,072,429	40,666,508
Walt Disney Co.	2,665,913	86,882,105
Media Total		127,548,613
Multiline Retail – 1.3%
Nordstrom, Inc.	1,108,671	32,062,765
Multiline Retail Total		32,062,765
Textiles, Apparel & Luxury Goods – 1.8%
NIKE, Inc., Class B	653,472	45,743,040
Textiles, Apparel & Luxury Goods Total		45,743,040
Consumer Discretionary Total		528,703,631
Consumer Staples – 2.8%
Food Products – 2.8%
Mead Johnson Nutrition Co., Class A	1,357,750	70,860,973
Food Products Total		70,860,973
Consumer Staples Total		70,860,973
Energy – 4.5%
Oil, Gas & Consumable Fuels – 4.5%
Anadarko Petroleum Corp.	1,281,166	58,920,824
EOG Resources, Inc.	648,379	56,324,684
Oil, Gas & Consumable Fuels Total		115,245,508
Energy Total		115,245,508
Financials – 12.0%
Capital Markets – 1.6%
Goldman Sachs Group, Inc.	299,237	40,977,515
Capital Markets Total		40,977,515
Commercial Banks – 9.5%
ICICI Bank Ltd., ADR	862,388	35,625,248
PNC Financial Services Group, Inc.	770,526	39,266,005
U.S. Bancorp	4,211,592	87,601,113
Wells Fargo & Co.	3,359,703	79,121,006
Commercial Banks Total		241,613,372

	Shares	Value ($)
Diversified Financial Services – 0.9%
JPMorgan Chase & Co.	673,756	24,497,768
Diversified Financial Services Total		24,497,768
Financials Total		307,088,655
Health Care – 6.8%
Health Care Equipment & Supplies – 3.1%
Intuitive Surgical, Inc. (a)	301,084	79,796,292
Health Care Equipment & Supplies Total		79,796,292
Pharmaceuticals – 3.7%
Merck & Co., Inc.	2,678,918	94,190,757
Pharmaceuticals Total		94,190,757
Health Care Total		173,987,049
Industrials – 20.7%
Aerospace & Defense – 6.4%
General Dynamics Corp.	1,397,678	78,088,270
Goodrich Corp.	1,248,505	85,497,622
Aerospace & Defense Total		163,585,892
Air Freight & Logistics – 1.8%
FedEx Corp.	572,340	44,671,137
Air Freight & Logistics Total		44,671,137
Machinery – 4.8%
Cummins, Inc.	351,490	26,154,371
Eaton Corp.	1,395,384	96,951,280
Machinery Total		123,105,651
Road & Rail – 7.7%
Norfolk Southern Corp.	1,270,589	68,205,218
Union Pacific Corp.	1,744,883	127,271,766
Road & Rail Total		195,476,984
Industrials Total		526,839,664
Information Technology – 16.1%
Communications Equipment – 2.8%
Cisco Systems, Inc. (a)	3,530,031	70,777,122
Communications Equipment Total		70,777,122
Computers & Peripherals – 6.7%
Apple, Inc. (a)	699,411	170,215,655
Computers & Peripherals Total		170,215,655
Internet Software & Services – 5.1%
Baidu, Inc., ADR (a)	1,342,296	105,276,276
Google, Inc., Class A (a)	57,808	26,014,756
Internet Software & Services Total		131,291,032

See Accompanying Notes to Financial Statements.

3

Columbia Marsico Focused Equities Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Software – 1.5%
Oracle Corp.	1,150,008	25,162,175
Salesforce.com, Inc. (a)	118,572	13,028,691
Software Total		38,190,866
Information Technology Total		410,474,675
Materials – 11.3%
Chemicals – 8.0%
Dow Chemical Co.	5,287,765	128,862,833
Monsanto Co.	1,399,240	73,669,986
Chemicals Total		202,532,819
Metals & Mining – 3.3%
BHP Billiton PLC, ADR	1,518,840	84,903,156
Metals & Mining Total		84,903,156
Materials Total		287,435,975
Total Common Stocks (cost of $2,150,850,000)		2,420,636,130
	Par ($)
Short-Term Obligation – 2.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by U.S. Government Agency obligations with various maturities to 01/15/14, market value $75,615,069 (repurchase proceeds $74,131,391)	74,131,000	74,131,000
Total Short-Term Obligation (cost of $74,131,000)		74,131,000
Total Investments – 97.8% (cost of $2,224,981,000) (b)		2,494,767,130
Other Assets & Liabilities, Net – 2.2%		56,316,476
Net Assets – 100.0%		2,551,083,606

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,224,981,000.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,420,636,130	$—	$—	$2,420,636,130
Total Short-Term Obligation	—	74,131,000	—	74,131,000
Total Investments	$2,420,636,130	$74,131,000	$—	$2,494,767,130

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Discretionary	20.7
Industrials	20.7
Information Technology	16.1
Financials	12.0
Materials	11.3
Health Care	6.8
Energy	4.5
Consumer Staples	2.8
94.9
Short-Term Obligation	2.9
Other Assets & Liabilities, Net	2.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities – Columbia Marsico Focused Equities Fund

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	2,224,981,000
	Investments, at value	2,494,767,130
	Cash	513
	Receivable for:
	Investments sold	82,465,124
	Fund shares sold	1,982,868
	Dividends	2,938,187
	Interest	391
	Prepaid expenses	61,801
	Total Assets	2,582,216,014
Liabilities	Payable for:
	Investments purchased	10,691,612
	Fund shares repurchased	15,996,453
	Investment advisory fee	1,532,193
	Administration fee	501,034
	Pricing and bookkeeping fees	12,218
	Transfer agent fee	1,183,016
	Trustees' fees	58,385
	Custody fee	16,069
	Distribution and service fees	581,702
	Chief compliance officer expenses	507
	Reports to shareholders	503,756
	Other liabilities	55,463
	Total Liabilities	31,132,408
	Net Assets	2,551,083,606
Net Assets Consist of	Paid-in capital	2,623,969,996
	Accumulated net investment loss	(1,278,785)
	Accumulated net realized loss	(341,393,735)
	Net unrealized appreciation on investments	269,786,130
	Net Assets	2,551,083,606

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities (continued) – Columbia Marsico Focused Equities Fund

August 31, 2010 (Unaudited)

Class A	Net assets	$1,335,722,171
	Shares outstanding	74,345,647
	Net asset value per share	$17.97	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($17.97/0.9425)	$19.07	(b)
Class B	Net assets	$45,454,706
	Shares outstanding	2,761,323
	Net asset value and offering price per share	$16.46	(a)
Class C	Net assets	$253,582,506
	Shares outstanding	15,357,444
	Net asset value and offering price per share	$16.51	(a)
Class Z	Net assets	$916,324,223
	Shares outstanding	49,888,585
	Net asset value, offering and redemption price per share	$18.37

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

6

Statement of Operations – Columbia Marsico Focused Equities Fund

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	18,116,293
	Interest	36,213
	Foreign taxes withheld	(5,744)
	Total Investment Income	18,146,762
Expenses	Investment advisory fee	9,557,398
	Administration fee	3,156,646
	Distribution fee:
	Class B	211,442
	Class C	1,090,546
	Service fee:
	Class B	70,481
	Class C	363,515
	Distribution and service fees:
	Class A	1,970,724
	Transfer agent fee	2,616,022
	Pricing and bookkeeping fees	71,853
	Trustees' fees	22,198
	Custody fee	43,413
	Chief compliance officer expenses	1,722
	Other expenses	249,282
	Expenses before interest expense	19,425,242
	Interest expense	307
	Total Expenses	19,425,549
	Expense reductions	(2)
	Net Expenses	19,425,547
	Net Investment Loss	(1,278,785)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain on:
	Investments	166,106,194
	Foreign currency transactions	(1,186)
	Net realized gain	166,105,008
	Net change in unrealized depreciation on investments	(307,099,221)
	Net Loss	(140,994,213)
	Net Decrease Resulting from Operations	(142,272,998)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets – Columbia Marsico Focused Equities Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income (loss)	(1,278,785)	753,424
	Net realized gain on investments and foreign currency transactions	166,105,008	247,291,328
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(307,099,221)	867,973,075
	Net increase (decrease) resulting from operations	(142,272,998)	1,116,017,827
Distributions to Shareholders	From net investment income:
	Class A	—	(1,868,669)
	Class B	—	(15,297)
	Class C	—	(64,902)
	Class Z	—	(2,647,984)
	From return of capital:
	Class A	—	(1,054,336)
	Class B	—	(8,631)
	Class C	—	(36,619)
	Class Z	—	(1,494,039)
	Total distributions to shareholders	—	(7,190,477)
	Net Capital Stock Transactions	(263,035,223)	(662,561,084)
	Increase from regulatory settlements	—	51,132
	Total increase (decrease) in net assets	(405,308,221)	446,317,398
Net Assets	Beginning of period	2,956,391,827	2,510,074,429
	End of period	2,551,083,606	2,956,391,827
	Accumulated net investment loss at end of period	(1,278,785)	—

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets (continued) – Columbia Marsico Focused Equities Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,298,596	104,007,194	15,121,111	260,670,731
Distributions reinvested	—	—	153,240	2,523,068
Redemptions	(15,206,009)	(290,993,808)	(33,883,508)	(535,196,732)
Net decrease	(9,907,413)	(186,986,614)	(18,609,157)	(272,002,933)
Class B
Subscriptions	5,516	101,121	96,750	1,333,604
Distributions reinvested	—	—	1,189	17,007
Redemptions	(848,499)	(15,287,831)	(1,995,401)	(30,529,667)
Net decrease	(842,983)	(15,186,710)	(1,897,462)	(29,179,056)
Class C
Subscriptions	342,837	6,161,539	1,220,722	18,576,202
Distributions reinvested	—	—	3,190	45,811
Redemptions	(2,019,010)	(36,055,285)	(5,998,357)	(92,853,105)
Net decrease	(1,676,173)	(29,893,746)	(4,774,445)	(74,231,092)
Class Z
Subscriptions	5,255,206	103,317,470	13,863,230	226,232,688
Distributions reinvested	—	—	157,915	2,810,577
Redemptions	(6,717,609)	(134,285,623)	(29,835,940)	(516,191,268)
Net decrease	(1,462,403)	(30,968,153)	(15,814,795)	(287,148,003)

See Accompanying Notes to Financial Statements.

9

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$18.99		$12.76		$21.59		$21.81		$21.10		$17.67		$16.79
Income from Investment Operations:
Net investment income (loss) (e)	(0.01)		0.01		0.07		0.02		(0.04)		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.01)		6.25		(8.86)		0.02		0.75		3.48		0.94
Total from investment operations	(1.02)		6.26		(8.79)		0.04		0.71		3.43		0.88
Less Distributions to Shareholders:
From net investment income	—		(0.02)		(0.04)		—		—		—		—
From net realized gains	—		—		—		(0.26)		—		—		—
From return of capital	—		(0.01)		—		—		—		—		—
Total distributions to shareholders	—		(0.03)		(0.04)		(0.26)		—		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$17.97		$18.99		$12.76		$21.59		$21.81		$21.10		$17.67
Total return (g)	(5.37	)%(h)	49.12	%(i)	(40.73	)%(i)	0.00	%(h)(i)	3.36	%(i)	19.41	%(i)	5.24	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.32	%(k)	1.30%		1.26%		1.22	%(k)	1.24%		1.22%		1.30%
Interest expense	—	%(k)(l)	—	%(l)	—		—	%(k)(l)	—		—		—
Net expenses (j)	1.32	%(k)	1.30%		1.26%		1.22	%(k)	1.24%		1.22%		1.30%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)	0.03	%(m)
Net investment income (loss) (j)	(0.09	)%(k)	0.03%		0.37%		0.11	%(k)	(0.19)%		(0.27)%		(0.37)%
Portfolio turnover rate	45	%(h)	77%		85%		—	%(h)(l)(n)	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(h)	52%		71%		89%
Net assets, end of period (000s)	$1,335,722		$1,599,661		$1,312,382		$2,524,540		$2,488,288		$2,061,076		$1,256,948

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$17.46		$11.80		$20.07		$20.42		$19.91		$16.80		$16.08
Income from Investment Operations:
Net investment loss (e)	(0.07)		(0.11)		(0.07)		(0.13)		(0.17)		(0.18)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.93)		5.77		(8.20)		0.04		0.68		3.29		0.90
Total from investment operations	(1.00)		5.66		(8.27)		(0.09)		0.51		3.11		0.72
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.26)		—		—		—
From return of capital	—		—	(f)	—		—		—		—		—
Total distributions to shareholders	—		—	(f)	—		(0.26)		—		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$16.46		$17.46		$11.80		$20.07		$20.42		$19.91		$16.80
Total return (g)	(5.73	)%(h)	48.02	%(i)	(41.21	)%(i)	(0.64	)%(h)(i)	2.56	%(i)	18.51	%(i)	4.48	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	2.07	%(k)	2.05%		2.01%		1.97	%(k)	1.99%		1.97%		2.05%
Interest expense	—	%(k)(l)	—	%(l)	—		—	%(k)(l)	—		—		—
Net expenses (j)	2.07	%(k)	2.05%		2.01%		1.97	%(k)	1.99%		1.97%		2.05%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)	0.03	%(m)
Net investment loss (j)	(0.83	)%(k)	(0.72)%		(0.40)%		(0.67	)%(k)	(0.85)%		(1.01)%		(1.12)%
Portfolio turnover rate	45	%(h)	77%		85%		—	%(h)(l)(n)	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(h)	52%		71%		89%
Net assets, end of period (000s)	$45,455		$62,935		$64,937		$196,114		$348,836		$509,933		$517,489

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$17.52		$11.84		$20.13		$20.49		$19.97		$16.85		$16.13
Income from Investment Operations:
Net investment loss (e)	(0.08)		(0.11)		(0.07)		(0.15)		(0.18)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.93)		5.79		(8.22)		0.05		0.70		3.31		0.90
Total from investment operations	(1.01)		5.68		(8.29)		(0.10)		0.52		3.12		0.72
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.26)		—		—		—
From return of capital	—		—	(f)	—		—		—		—		—
Total distributions to shareholders	—		—	(f)	—		(0.26)		—		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$16.51		$17.52		$11.84		$20.13		$20.49		$19.97		$16.85
Total return (g)	(5.76	)%(h)	48.02	%(i)	(41.18	)%(i)	(0.69	)%(h)(i)	2.60	%(i)	18.52	%(i)	4.46	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	2.07	%(k)	2.05%		2.01%		1.97	%(k)	1.99%		1.97%		2.05%
Interest expense	—	%(k)(l)	—	%(l)	—		—	%(k)(l)	—		—		—
Net expenses (j)	2.07	%(k)	2.05%		2.01%		1.97	%(k)	1.99%		1.97%		2.05%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)	0.03	%(m)
Net investment loss (j)	(0.83	)%(k)	(0.72)%		(0.38)%		(0.74	)%(k)	(0.92)%		(1.01)%		(1.12)%
Portfolio turnover rate	45	%(h)	77%		85%		—	%(h)(l)(n)	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(h)	52%		71%		89%
Net assets, end of period (000s)	$253,583		$298,344		$258,191		$522,644		$582,805		$532,250		$382,989

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008 (a)(b)(c)		2007 (a)		2006 (a)(d)		2005 (a)
Net Asset Value, Beginning of Period	$19.39		$13.02		$22.06		$22.22		$21.45		$17.92		$16.98
Income from Investment Operations:
Net investment income (loss) (e)	0.02		0.05		0.13		0.09		0.01		—	(f)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.04)		6.39		(9.07)		0.01		0.76		3.53		0.96
Total from investment operations	(1.02)		6.44		(8.94)		0.10		0.77		3.53		0.94
Less Distributions to Shareholders:
From net investment income	—		(0.05)		(0.10)		—		—		—		—
From net realized gains	—		—		—		(0.26)		—		—		—
From return of capital	—		(0.02)		—		—		—		—		—
Total distributions to shareholders	—		(0.07)		(0.10)		(0.26)		—		—		—
Increase from regulatory settlements	—		—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$18.37		$19.39		$13.02		$22.06		$22.22		$21.45		$17.92
Total return (g)	(5.26	)%(h)	49.53	%(i)	(40.60	)%(i)	0.27	%(h)(i)	3.59	%(i)	19.70	%(i)	5.54	%(i)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (j)	1.07	%(k)	1.05%		1.01%		0.97	%(k)	0.99%		0.97%		1.05%
Interest expense	—	%(k)(l)	—	%(l)	—		—	%(k)(l)	—		—		—
Net expenses (j)	1.07	%(k)	1.05%		1.01%		0.97	%(k)	0.99%		0.97%		1.05%
Waiver/Reimbursement	—		0.01%		0.05%		0.03	%(k)	0.04%		0.08	%(m)	0.03	%(m)
Net investment income (loss) (j)	0.17	%(k)	0.28%		0.65%		0.40	%(k)	0.06%		(0.01)%		(0.12)%
Portfolio turnover rate	45	%(h)	77%		85%		—	%(h)(l)(n)	—		—		—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—		—		—		82	%(h)	52%		71%		89%
Net assets, end of period (000s)	$916,324		$995,452		$874,565		$1,285,252		$1,247,610		$1,022,812		$751,124

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and -% for the years ended March 31, 2006 and March 31, 2005, respectively.

(n)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

13

Notes to Financial Statements – Columbia Marsico Focused Equities Fund
August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Marsico Focused Equities Fund (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks long-term growth of capital.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes

14

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are changed to that share class. Expenses directly attributable to the Fund are charged to the Fund.

15

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

Distributions paid from:
Ordinary Income*	$4,596,852
Return of Capital	2,593,625

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$410,905,073
Unrealized depreciation	(141,118,943)
Net unrealized appreciation	$269,786,130

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$262,876,521
2018	175,514,792
$438,391,313

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's

16

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.75%
$500 million to $1 billion	0.70%
$1 billion to $1.5 billion	0.65%
$1.5 billion to $3 billion	0.60%
$3 billion to $6 billion	0.58%
Over $6 billion	0.56%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the six month period ended August 31, 2010, the Fund's annualized effective investment advisory fee rate was 0.65% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fees through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

For the six month period ended August 31, 2010, Columbia did not waive investment advisory fees for the Fund.

Sub-Advisory Fee

Marsico has been retained by the New Advisor to serve as the investment sub-advisor to the Fund. As the sub-advisor, and subject to the oversight of the New Advisor and the Fund's Board of Trustees, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays

17

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities, Variable Series; (vi) Columbia Marsico 21st Century Fund, Variable Series; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets, less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net

18

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $12,623 and received net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $484, $39,761 and $8,648, respectively.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for the Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.20% of the Fund's average daily net assets on an annualized basis.

19

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $27,871.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses by $2 for the Fund.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,256,951,849 and $1,634,275,035, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Fund received payments totaling $51,132 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,825,000 at a weighted average interest rate of 1.53%.

Note 9. Shareholder Concentration

As of August 31, 2010, two shareholder accounts owned 27.1% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

20

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

Note 10. Significant Risks and Contingencies

Non-Diversification Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

21

Columbia Marsico Focused Equities Fund, August 31, 2010 (Unaudited)

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

23

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

24

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1, Proposal 2 and Proposal 3 were voted on at the March 3, 2010 meeting of shareholders and Proposal 4 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,441,211	1,306,192	1,385,208	21,332,030

Proposal 2: A proposed Subadvisory Agreement with Marsico Capital Management, LLC was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,480,259	1,230,968	1,421,393	21,332,022

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,850,575	4,768,308	1,511,977	21,333,781

Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

25

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Focused Equities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Marsico Focused Equities Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1245 A (10/10)

International/Global Stock Funds

Semiannual Report for the Period Ended August 31, 2010

>  Columbia Global Value Fund

>  Columbia International Value Fund

>  Columbia Marsico Global Fund

>  Columbia Marsico International Opportunities Fund

>  Columbia Multi-Advisor International Equity Fund

>  Columbia International Value Master Portfolio

Not FDIC insured • No bank guarantee • May lose value

Columbia Global Value Fund	1

Columbia International Value Fund	3

Columbia Marsico Global Fund	5

Columbia Marsico International Opportunities Fund	7

Columbia Multi-Advisor International Equity Fund	9

Investment Portfolios	11

Financial Statements	28

Columbia International Value Master Portfolio	76

Investment Portfolio	77

Financial Statements	80

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	90

Shareholder Meeting Results	92

Important Information About This Report	97

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Global Value Fund

Performance of a $10,000 investment 04/16/01 – 08/31/10 ($)

Sales charge	without	with
Class A	11,638	10,969
Class B	10,851	10,851
Class C	10,851	10,851
Class Z	11,911	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–5.32	–10.81	–5.71	–10.37	–5.87	–6.80	–5.56
1-year	–5.48	–10.95	–6.21	–10.84	–6.21	–7.13	–5.56
5-year	–3.99	–5.12	–4.71	–4.92	–4.71	–4.71	–3.77
Life	1.63	0.99	0.88	0.88	0.88	0.88	1.88

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–2.32	–8.01	–2.64	–7.45	–2.64	–3.60	–2.24
1-year	–0.22	–5.99	–0.96	–5.86	–0.96	–1.94	0.02
5-year	–3.20	–4.34	–3.92	–4.14	–3.92	–3.92	–2.96
Life	2.49	1.85	1.73	1.73	1.73	1.73	2.76

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Morgan Stanley Capital International (MSCI) World Index (Net) tracks the performance of global stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–5.32%

Class A shares (without sales charge)

–3.48%

MSCI World Index (Net)[1]

Annual operating expense ratio (%)*

Class A	1.96
Class B	2.71
Class C	2.71
Class Z	1.71

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	5.44
Class B	5.24
Class C	5.24
Class Z	5.47

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.10
Class B	0.06
Class C	0.06
Class Z	0.12

1

Understanding Your Expenses – Columbia Global Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	946.80	1,017.14	7.85	8.13	1.60
Class B	1,000.00	1,000.00	942.90	1,013.36	11.51	11.93	2.35
Class C	1,000.00	1,000.00	941.30	1,013.36	11.50	11.93	2.35
Class Z	1,000.00	1,000.00	944.40	1,018.40	6.62	6.87	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Performance Information – Columbia International Value Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	14,690	13,846
Class B	13,648	13,648
Class C	13,637	13,637
Class Z	15,063	n/a

The table above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–5.20	–10.63	–5.51	–10.20	–5.53	–6.46	–5.10
1-year	–6.20	–11.57	–6.75	–11.33	–6.84	–7.75	–5.92
5-year	1.16	–0.03	0.43	0.21	0.41	0.41	1.41
10-year	3.92	3.31	3.16	3.16	3.15	3.15	4.18

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–2.12	–7.78	–2.34	–7.18	–2.56	–3.53	–1.99
1-year	–1.62	–7.25	–2.18	–6.99	–2.33	–3.29	–1.37
5-year	2.00	0.80	1.28	1.06	1.24	1.24	2.26
10-year	5.15	4.53	4.38	4.38	4.36	4.36	5.41

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–5.20%

Class A shares (without sales charge)

–4.36%

MSCI EAFE Value Index (Net)[1]

Annual operating expense ratio (%)*

Class A	1.42
Class B	2.17
Class C	2.17
Class Z	1.17

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	12.67
Class B	12.21
Class C	12.18
Class Z	12.81

Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.11
Class B	0.09
Class C	0.09
Class Z	0.12

3

Understanding Your Expenses – Columbia International Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	948.00	1,018.00	7.02	7.27	1.43
Class B	1,000.00	1,000.00	944.90	1,014.22	10.69	11.07	2.18
Class C	1,000.00	1,000.00	944.70	1,014.22	10.69	11.07	2.18
Class Z	1,000.00	1,000.00	949.00	1,019.26	5.80	6.01	1.18

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Performance Information – Columbia Marsico Global Fund

Performance of a $10,000 investment 04/30/08 – 08/31/10 ($)

Sales charge	without	with
Class A	7,990	7,530
Class C	7,850	7,850
Class R	7,946	n/a
Class Z	8,034	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		C		R	Z
Inception	04/30/08		04/30/08		04/30/08	04/30/08
Sales charge	without	with	without	with	without	without
6-month (cumulative)	1.40	–4.44	0.90	–0.10	1.28	1.40
1-year	15.29	8.70	14.43	13.43	15.15	15.60
Life	–9.16	–11.43	–9.84	–9.84	–9.37	–8.94

Average annual total return as of 09/30/10 (%)

Share class	A		C		R	Z
Sales charge	without	with	without	with	without	without
6-month (cumulative)	5.64	–0.45	5.33	4.33	5.54	5.86
1-year	16.66	9.99	15.87	14.87	16.39	16.94
Life	–4.96	–7.25	–5.64	–5.64	–5.20	–4.71

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Morgan Stanley Capital International (MSCI) All Country World Index (Net) (ACWI) is a free float-adjusted market capitalization index that is designed to measured equity market performance in the global developed and emerging markets. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) returns as of 08/31/10

+1.40%

Class A shares (without sales charge)

–2.39%

MSCI All Country World Index (Net)[1]

Annual operating expense ratio (%)*

Class A	5.44
Class C	6.19
Class R	5.69
Class Z	5.19

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	7.96
Class C	7.85
Class R	7.93
Class Z	7.99

5

Understanding Your Expenses – Columbia Marsico Global Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.00	1,017.14	8.12	8.13	1.60
Class C	1,000.00	1,000.00	1,009.00	1,013.36	11.90	11.93	2.35
Class R	1,000.00	1,000.00	1,012.80	1,015.88	9.39	9.40	1.85
Class Z	1,000.00	1,000.00	1,014.00	1,018.40	6.85	6.87	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

6

Performance Information – Columbia Marsico International Opportunities Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	13,011	12,261
Class B	12,075	12,075
Class C	12,075	12,075
Class R	12,873	n/a
Class Z	13,348	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	Z
Inception	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–1.10	–6.79	–1.47	–6.40	–1.37	–2.35	–1.20	–0.95
1-year	0.52	–5.22	–0.17	–5.15	–0.17	–1.16	0.33	0.84
5-year	1.62	0.43	0.86	0.53	0.88	0.88	1.40	1.87
10-year	2.67	2.06	1.90	1.90	1.90	1.90	2.56	2.93

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	4.13	–1.86	3.85	–1.15	3.75	2.75	4.04	4.29
1-year	6.88	0.72	6.11	1.11	6.00	5.00	6.60	7.21
5-year	3.09	1.87	2.33	2.00	2.32	2.32	2.86	3.36
10-year	4.32	3.70	3.53	3.53	3.53	3.53	4.20	4.57

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–1.10%

Class A shares (without sales charge)

–3.04%

MSCI EAFE Index (Net)

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Annual operating expense ratio (%)*

Class A	1.47
Class B	2.22
Class C	2.22
Class R	1.72
Class Z	1.22

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	9.89
Class B	9.37
Class C	9.38
Class R	9.87
Class Z	10.05

Distribution declared per share

03/01/10 – 08/31/10 ($)
Class Z	0.00	*

*Rounds to less than 0.01

7

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.00	1,017.90	7.27	7.37	1.45
Class B	1,000.00	1,000.00	985.30	1,014.12	11.01	11.17	2.20
Class C	1,000.00	1,000.00	986.30	1,014.12	11.01	11.17	2.20
Class R	1,000.00	1,000.00	988.00	1,016.64	8.52	8.64	1.70
Class Z	1,000.00	1,000.00	990.50	1,019.16	6.02	6.11	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	10,141	9,559
Class B	9,321	9,321
Class C	9,458	9,458
Class R	10,018	n/a
Class Z	10,310	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	Z
Inception	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	–2.62	–8.21	–3.08	–7.92	–3.01	–3.98	–2.81	–2.50
1-year	–3.21	–8.78	–4.04	–8.76	–3.99	–4.93	–3.50	–2.98
5-year	0.05	–1.13	–0.72	–1.02	–0.69	–0.69	–0.20	0.31
10-year	0.14	–0.45	–0.70	–0.70	–0.56	–0.56	0.02	0.31

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	2.03	–3.83	1.55	–3.45	1.67	0.67	1.86	2.09
1-year	2.89	–3.03	2.13	–2.87	2.16	1.16	2.70	3.14
5-year	1.61	0.41	0.83	0.52	0.85	0.85	1.36	1.85
10-year	1.86	1.25	1.00	1.00	1.17	1.17	1.74	2.02

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–2.62%

Class A shares (without sales charge)

–3.04%

MSCI EAFE Index (Net)[1]

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class R	1.51
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	10.40
Class B	9.45
Class C	9.34
Class R	10.38
Class Z	10.54

9

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.80	1,018.60	6.52	6.67	1.31
Class B	1,000.00	1,000.00	969.20	1,014.82	10.22	10.46	2.06
Class C	1,000.00	1,000.00	969.90	1,014.82	10.23	10.46	2.06
Class R	1,000.00	1,000.00	971.90	1,017.34	7.75	7.93	1.56
Class Z	1,000.00	1,000.00	975.00	1,019.86	5.28	5.40	1.06

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Investment Portfolio – Columbia Global Value Fund

August 31, 2010 (Unaudited)

Common Stocks – 99.9%
	Shares	Value ($)
Consumer Discretionary – 3.1%
Automobiles – 0.6%
Toyota Motor Corp.	7,000	237,553
Automobiles Total		237,553
Multiline Retail – 2.5%
Marks & Spencer Group PLC	191,019	1,011,541
Multiline Retail Total		1,011,541
Consumer Discretionary Total		1,249,094
Consumer Staples – 11.8%
Food & Staples Retailing – 10.1%
Carrefour SA	18,500	837,434
Koninklijke Ahold NV	76,660	941,766
Safeway, Inc.	54,000	1,015,200
Seven & I Holdings Co., Ltd.	12,800	291,976
SUPERVALU, Inc.	23,186	225,368
Wm. Morrison Supermarkets PLC	177,232	788,697
Food & Staples Retailing Total		4,100,441
Food Products – 1.7%
Unilever NV	26,700	713,342
Food Products Total		713,342
Consumer Staples Total		4,813,783
Energy – 2.4%
Oil, Gas & Consumable Fuels – 2.4%
ENI SpA	24,200	478,279
Valero Energy Corp.	30,200	476,254
Oil, Gas & Consumable Fuels Total		954,533
Energy Total		954,533
Financials – 21.6%
Commercial Banks – 10.7%
Fifth Third Bancorp.	16,225	179,286
Intesa Sanpaolo SpA	142,178	396,222
Mitsubishi UFJ Financial Group, Inc.	197,500	940,938
Mizuho Financial Group, Inc.	506,900	776,466
PNC Financial Services Group, Inc.	11,903	606,577
Sumitomo Mitsui Financial Group, Inc.	28,300	840,789
Wells Fargo & Co.	25,159	592,495
Commercial Banks Total		4,332,773
Diversified Financial Services – 4.0%
Bank of America Corp. (a)	71,524	890,474
Citigroup, Inc. (b)	198,769	739,421
Diversified Financial Services Total		1,629,895

	Shares	Value ($)
Insurance – 6.9%
Aegon NV (b)	178,682	914,324
MS & AD Insurance Group Holdings	40,700	909,504
Tokio Marine Holdings, Inc.	37,300	998,733
Insurance Total		2,822,561
Financials Total		8,785,229
Health Care – 15.9%
Health Care Equipment & Supplies – 1.4%
Boston Scientific Corp. (b)	112,473	583,735
Health Care Equipment & Supplies Total		583,735
Health Care Providers & Services – 0.6%
Tenet Healthcare Corp. (b)	59,100	231,672
Health Care Providers & Services Total		231,672
Pharmaceuticals – 13.9%
AstraZeneca PLC	16,900	835,127
Daiichi Sankyo Co., Ltd.	47,100	939,052
GlaxoSmithKline PLC	64,020	1,199,572
Pfizer, Inc.	100,800	1,605,744
Sanofi-Aventis SA	18,849	1,077,590
Pharmaceuticals Total		5,657,085
Health Care Total		6,472,492
Industrials – 1.1%
Industrial Conglomerates – 1.1%
General Electric Co.	30,040	434,979
Industrial Conglomerates Total		434,979
Industrials Total		434,979
Information Technology – 17.8%
Communications Equipment – 4.5%
Alcatel-Lucent (b)	250,100	642,189
Motorola, Inc. (b)	93,600	704,808
Telefonaktiebolaget LM Ericsson, Class B	49,889	482,711
Communications Equipment Total		1,829,708
Computers & Peripherals – 2.5%
Dell, Inc. (b)	87,150	1,025,755
Computers & Peripherals Total		1,025,755
Electronic Equipment, Instruments & Components – 1.9%
FUJIFILM Holdings Corp.	25,300	765,799
Electronic Equipment, Instruments & Components Total		765,799
Office Electronics – 2.0%
Xerox Corp.	97,300	821,212
Office Electronics Total		821,212

See Accompanying Notes to Financial Statements.

11

Columbia Global Value Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 4.0%
Intel Corp.	48,459	858,694
STMicroelectronics NV	112,500	747,344
Semiconductors & Semiconductor Equipment Total		1,606,038
Software – 2.9%
Microsoft Corp.	50,400	1,183,392
Software Total		1,183,392
Information Technology Total		7,231,904
Materials – 3.6%
Chemicals – 3.6%
Akzo Nobel NV	7,800	410,615
Dow Chemical Co.	43,000	1,047,910
Chemicals Total		1,458,525
Materials Total		1,458,525
Telecommunication Services – 22.6%
Diversified Telecommunication Services – 22.6%
AT&T, Inc.	44,627	1,206,268
Brasil Telecom SA, ADR (Ordinary) (b)	11,568	99,716
Brasil Telecom SA, ADR (Preference) (b)	15,672	301,373
Deutsche Telekom AG, Registered Shares	138,403	1,814,778
Nippon Telegraph & Telephone Corp.	43,000	1,849,123
Tele Norte Leste Participacoes SA, ADR	14,700	199,332
Telecom Italia SpA	832,893	1,122,708
Telecom Italia SpA, Savings Shares	565,300	619,637
Telefonica SA	42,374	934,766
Telefonos de Mexico SA de CV, ADR, Class L	23,700	331,089
Verizon Communications, Inc.	24,300	717,093
Diversified Telecommunication Services Total		9,195,883
Telecommunication Services Total		9,195,883
Total Common Stocks (cost of $57,949,501)		40,596,422
Total Investments – 99.9% (cost of $57,949,501) (c)		40,596,422
Other Assets & Liabilities, Net – 0.1%		30,915
Net Assets – 100.0%		40,627,337

Notes to Investment Portfolio:

(a)  Investments in affiliates during the six months ended August 31,2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bank of America Corp.*	$1,191,590	$—	$—	$715	$—

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from March 1, 2010 through April 30, 2010.

(b)  Non-income producing security.

(c)  Cost for federal income tax purposes is $57,949,501.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$1,249,094	$—	$1,249,094
Consumer Staples	1,240,568	3,573,215	—	4,813,783
Energy	476,254	478,279	—	954,533
Financials	3,008,253	5,776,976	—	8,785,229
Health Care	2,421,151	4,051,341	—	6,472,492
Industrials	434,979	—	—	434,979
Information Technology	4,593,861	2,638,043	—	7,231,904
Materials	1,047,910	410,615	—	1,458,525
Telecommunication Services	2,854,871	6,341,012	—	9,195,883
Total Common Stocks	16,077,847	24,518,575	—	40,596,422
Total Investments	$16,077,847	$24,518,575	$—	$40,596,422

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country	Value	% of Total Investments
United States	$15,146,336	37.3
Japan	8,549,935	21.1
United Kingdom	3,834,937	9.4
Netherlands	3,727,391	9.2
Italy	2,616,845	6.4
France	2,557,213	6.3
Germany	1,814,778	4.5
Spain	934,766	2.3
Brazil	600,421	1.5
Sweden	482,711	1.2
Mexico	331,089	0.8
	$40,596,422	100.0

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

12

Investment Portfolio – Columbia International Value Fund

August 31, 2010 (Unaudited)

Investment Company – 100.1%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	1,524,923,040
Total Investments – 100.1%	1,524,923,040
Other Assets & Liabilities, Net – (0.1)%	(1,014,609)
Net Assets – 100.0%	1,523,908,431

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund Invests only in Columbia International Value Master Portfolio (the "Master Portfolio"). At August 31, 2010, Columbia International Value Fund owned 88.4% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at August 31, 2010.

Summary of Securities by Country	Value	% of Total Investments
Japan	$539,169,119	31.5
United Kingdom	267,183,131	15.6
France	208,662,630	12.2
Italy	135,786,762	7.9
Netherlands	119,916,133	7.0
Switzerland	95,048,872	5.6
Germany	73,831,613	4.3
Brazil	63,088,359	3.7
South Korea	47,378,803	2.8
Mexico	36,129,752	2.1
Portugal	28,557,377	1.7
Finland	25,474,137	1.5
Spain	24,101,960	1.4
Sweden	23,064,635	1.4
New Zealand	10,465,692	0.6
Bermuda	6,342,827	0.4
United States*	5,619,000	0.3
	$1,709,820,802	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

13

Investment Portfolio – Columbia Marsico Global Fund

August 31, 2010 (Unaudited)

Common Stocks – 95.9%
	Shares	Value ($)
Consumer Discretionary – 27.5%
Distributors – 3.7%
Li & Fung Ltd.	40,000	201,503
Distributors Total		201,503
Hotels, Restaurants & Leisure – 7.6%
Chipotle Mexican Grill, Inc. (a)	263	39,668
Ctrip.com International Ltd., ADR (a)	1,600	64,784
Starwood Hotels & Resorts Worldwide, Inc.	3,652	170,658
Wynn Macau Ltd. (a)	84,527	146,498
Hotels, Restaurants & Leisure Total		421,608
Household Durables – 1.2%
PDG Realty SA Empreendimentos e Participacoes	6,400	65,740
Household Durables Total		65,740
Internet & Catalog Retail – 3.9%
Amazon.com, Inc. (a)	1,233	153,915
MakeMyTrip Ltd. (a)	595	20,230
NetFlix, Inc. (a)	344	43,179
Internet & Catalog Retail Total		217,324
Media – 2.2%
Walt Disney Co.	3,723	121,332
Media Total		121,332
Specialty Retail – 5.1%
Inditex SA	3,720	247,631
Rue21, Inc. (a)	1,622	34,208
Specialty Retail Total		281,839
Textiles, Apparel & Luxury Goods – 3.8%
Compagnie Financiere Richemont SA	4,859	188,270
Lululemon Athletica, Inc. (a)	709	23,411
Textiles, Apparel & Luxury Goods Total		211,681
Consumer Discretionary Total		1,521,027
Consumer Staples – 3.1%
Beverages – 1.0%
Anheuser-Busch InBev NV	1,039	53,976
Beverages Total		53,976
Food Products – 2.1%
Nestle SA, Registered Shares	2,253	116,519
Food Products Total		116,519
Consumer Staples Total		170,495

	Shares	Value ($)
Energy – 5.7%
Oil, Gas & Consumable Fuels – 5.7%
Anadarko Petroleum Corp.	2,309	106,191
OGX Petroleo e Gas Participacoes SA (a)	17,700	210,435
Oil, Gas & Consumable Fuels Total		316,626
Energy Total		316,626
Financials – 24.5%
Capital Markets – 7.9%
Credit Suisse Group AG, Registered Shares	3,051	133,304
Julius Baer Group Ltd.	5,689	199,771
State Street Corp.	2,948	103,416
Capital Markets Total		436,491
Commercial Banks – 8.5%
First Midwest Bancorp, Inc.	4,176	45,852
ICICI Bank Ltd., ADR	2,711	111,991
Standard Chartered PLC	1,550	41,259
Wells Fargo & Co.	11,541	271,791
Commercial Banks Total		470,893
Insurance – 2.1%
Ping An Insurance Group Co. of China, Ltd., Class H (b)	14,500	118,572
Insurance Total		118,572
Real Estate Management & Development – 6.0%
BR Malls Participacoes SA	12,500	195,730
Hang Lung Properties Ltd.	23,000	102,759
IFM Investments Ltd., ADR (a)	5,300	30,528
Real Estate Management & Development Total		329,017
Financials Total		1,354,973
Health Care – 3.3%
Health Care Equipment & Supplies – 3.3%
Intuitive Surgical, Inc. (a)	697	184,726
Health Care Equipment & Supplies Total		184,726
Health Care Total		184,726
Industrials – 7.1%
Aerospace & Defense – 3.1%
Precision Castparts Corp.	1,536	173,844
Aerospace & Defense Total		173,844
Commercial Services & Supplies – 0.7%
Ritchie Bros Auctioneers, Inc.	2,134	38,903
Commercial Services & Supplies Total		38,903

See Accompanying Notes to Financial Statements.

14

Columbia Marsico Global Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Electrical Equipment – 1.2%
Sensata Technologies Holding NV (a)	3,800	64,106
Electrical Equipment Total		64,106
Marine – 2.1%
Kuehne & Nagel International AG	1,132	117,904
Marine Total		117,904
Industrials Total		394,757
Information Technology – 14.8%
Computers & Peripherals – 4.4%
Apple, Inc. (a)	1,006	244,830
Computers & Peripherals Total		244,830
Internet Software & Services – 4.7%
Akamai Technologies, Inc. (a)	1,198	55,192
Baidu, Inc., ADR (a)	410	32,156
MercadoLibre, Inc. (a)	2,000	131,880
OpenTable, Inc. (a)	691	36,831
Internet Software & Services Total		256,059
IT Services – 0.7%
hiSoft Technology International Ltd., ADR (a)	2,000	38,980
IT Services Total		38,980
Software – 5.0%
ANSYS, Inc. (a)	1,707	66,197
AutoNavi Holdings Ltd., ADR (a)	1,000	15,600
Nuance Communications, Inc. (a)	5,013	73,591
Salesforce.com, Inc. (a)	1,108	121,747
Software Total		277,135
Information Technology Total		817,004
Materials – 7.3%
Chemicals – 4.7%
Monsanto Co.	2,302	121,200
Novozymes A/S, Class B	1,189	139,311
Chemicals Total		260,511
Metals & Mining – 2.6%
BHP Billiton PLC	5,027	140,661
Metals & Mining Total		140,661
Materials Total		401,172

	Shares	Value ($)
Telecommunication Services – 2.6%
Wireless Telecommunication Services – 2.6%
Crown Castle International Corp. (a)	3,551	146,017
Wireless Telecommunication Services Total		146,017
Telecommunication Services Total		146,017
Total Common Stocks (cost of $4,828,429)		5,306,797
Short-Term Obligation – 3.2%
	Par ($)
Repurchase agreement with State Street Bank and Trust Co., dated 08/31/10, due 09/01/10 at 0.130%, collateralized by a U.S. Government Agency obligation maturing 09/17/10, market value $183,924 (repurchase proceeds $178,001)	178,000	178,000
Total Short-Term Obligation (cost of $178,000)		178,000
Total Investments – 99.1% (cost of $5,006,429) (c)		5,484,797
Other Assets & Liabilities, Net – 0.9%		50,147
Net Assets – 100.0%		5,534,944

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2010, the value of this security amounted to $118,572, which represents 2.1% of net assets.

(c)  Cost for federal income tax purposes is $5,006,429.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$737,125	$783,902	$—	$1,521,027
Consumer Staples	—	170,495	—	170,495
Energy	316,626	—	—	316,626
Financials	759,308	477,093	118,572	1,354,973
Health Care	184,726	—	—	184,726
Industrials	276,853	117,904	—	394,757
Information Technology	817,004	—	—	817,004
Materials	121,200	279,972	—	401,172
Telecommunication Services	146,017	—	—	146,017
Total Common Stocks	3,358,859	1,829,366	118,572	5,306,797
Total Short-Term Obligation	—	178,000	—	178,000
Total Investments	$3,358,859	$2,007,366	$118,572	$5,484,797

See Accompanying Notes to Financial Statements.

15

Columbia Marsico Global Fund

August 31, 2010 (Unaudited)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the six month period ending August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2010
Common Stocks Financials	$—	$—	$2,592	$115,980	$—	$—	$—	$118,572

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $2,592. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country	Value	% of Total Investments
United States*	$2,577,494	47.0
Switzerland	755,768	13.8
Brazil	471,904	8.6
Hong Kong	450,759	8.2
Spain	247,631	4.5
China	215,513	3.9
United Kingdom	181,920	3.3
Denmark	139,311	2.5
Argentina	131,880	2.4
India	111,991	2.0
Netherlands	64,106	1.2
Canada	62,314	1.2
Belgium	53,976	1.0
Mauritius	20,230	0.4
	$5,484,797	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

16

Investment Portfolio – Columbia Marsico International Opportunities Fund

August 31, 2010 (Unaudited)

Common Stocks – 96.8%
	Shares	Value ($)
Consumer Discretionary – 21.7%
Automobiles – 3.3%
Daimler AG, Registered Shares (a)	435,801	21,122,268
Honda Motor Co., Ltd.	452,700	14,922,495
Automobiles Total		36,044,763
Distributors – 3.2%
Li & Fung Ltd.	6,854,000	34,527,482
Distributors Total		34,527,482
Hotels, Restaurants & Leisure – 3.1%
Accor SA	376,136	11,495,243
Compass Group PLC	1,383,037	11,290,583
Ctrip.com International Ltd., ADR (a)	252,766	10,234,495
Hotels, Restaurants & Leisure Total		33,020,321
Household Durables – 3.2%
Panasonic Corp.	902,800	11,390,749
PDG Realty SA Empreendimentos e Participacoes	2,237,328	22,981,578
Household Durables Total		34,372,327
Media – 2.1%
Naspers Ltd.	136,927	5,515,470
Publicis Groupe SA	411,594	17,195,800
Media Total		22,711,270
Specialty Retail – 3.1%
Inditex SA	495,349	32,974,101
Specialty Retail Total		32,974,101
Textiles, Apparel & Luxury Goods – 3.7%
Adidas AG	281,551	14,290,083
Swatch Group AG	79,649	25,532,807
Textiles, Apparel & Luxury Goods Total		39,822,890
Consumer Discretionary Total		233,473,154
Consumer Staples – 9.9%
Beverages – 3.0%
Anheuser-Busch InBev NV	397,485	20,649,224
Pernod-Ricard SA	148,072	11,547,254
Beverages Total		32,196,478
Food & Staples Retailing – 4.0%
FamilyMart Co., Ltd.	426,100	15,401,194
Metro AG	213,532	10,846,694
Tesco PLC	2,698,532	16,851,904
Food & Staples Retailing Total		43,099,792

	Shares	Value ($)
Food Products – 1.6%
Nestle SA, Registered Shares	334,836	17,316,854
Food Products Total		17,316,854
Household Products – 1.3%
Reckitt Benckiser Group PLC	278,138	13,929,471
Household Products Total		13,929,471
Consumer Staples Total		106,542,595
Energy – 7.5%
Energy Equipment & Services – 1.3%
Core Laboratories N.V.	37,688	2,974,714
Seadrill Ltd.	469,460	10,897,044
Energy Equipment & Services Total		13,871,758
Oil, Gas & Consumable Fuels – 6.2%
CNOOC Ltd.	6,765,300	11,469,096
OGX Petroleo e Gas Participacoes SA (a)	3,208,700	38,148,132
Tullow Oil PLC	897,748	16,717,086
Oil, Gas & Consumable Fuels Total		66,334,314
Energy Total		80,206,072
Financials – 18.1%
Capital Markets – 1.0%
Credit Suisse Group AG, Registered Shares	244,742	10,693,226
Capital Markets Total		10,693,226
Commercial Banks – 12.0%
Banco Bilbao Vizcaya Argentaria SA	2,413,417	29,089,567
Barclays PLC	2,359,870	10,846,085
BNP Paribas	169,714	10,556,726
HSBC Holdings PLC	2,217,459	21,847,058
ICICI Bank Ltd., ADR	642,879	26,557,331
Mizuho Financial Group, Inc.	10,540,900	16,146,487
Standard Chartered PLC	532,689	14,212,859
Commercial Banks Total		129,256,113
Insurance – 1.5%
AXA SA	368,289	5,690,948
Ping An Insurance Group Co. of China, Ltd., Class H (b)	1,319,000	10,785,999
Insurance Total		16,476,947
Real Estate Management & Development – 3.6%
BR Malls Participacoes SA	779,900	12,211,957
CapitaLand Ltd.	4,973,000	14,409,821
Hang Lung Properties Ltd.	2,621,000	11,710,078
Real Estate Management & Development Total		38,331,856
Financials Total		194,758,142

See Accompanying Notes to Financial Statements.

17

Columbia Marsico International Opportunities Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care – 4.8%
Pharmaceuticals – 4.8%
Novo-Nordisk A/S, Class B	211,061	18,088,188
Teva Pharmaceutical Industries Ltd., ADR	653,633	33,060,757
Pharmaceuticals Total		51,148,945
Health Care Total		51,148,945
Industrials – 12.1%
Aerospace & Defense – 1.5%
Rolls-Royce Group PLC (a)	1,922,467	16,295,757
Aerospace & Defense Total		16,295,757
Building Products – 1.5%
Assa Abloy AB, Class B	282,593	5,615,240
Daikin Industries Ltd.	311,024	10,564,100
Building Products Total		16,179,340
Electrical Equipment – 2.0%
Schneider Electric SA	206,001	21,751,988
Electrical Equipment Total		21,751,988
Industrial Conglomerates – 2.4%
Siemens AG, Registered Shares	276,984	25,122,194
Industrial Conglomerates Total		25,122,194
Road & Rail – 2.2%
Canadian National Railway Co.	379,642	23,165,755
Road & Rail Total		23,165,755
Trading Companies & Distributors – 2.5%
Marubeni Corp.	4,213,000	21,656,363
Noble Group Ltd.	4,761,545	5,536,368
Trading Companies & Distributors Total		27,192,731
Industrials Total		129,707,765
Information Technology – 12.0%
Communications Equipment – 1.0%
HTC Corp.	596,900	10,916,433
Communications Equipment Total		10,916,433
Electronic Equipment, Instruments & Components – 0.8%
HON HAI Precision Industry Co., Ltd.	2,306,836	8,152,529
Electronic Equipment, Instruments & Components Total		8,152,529
Internet Software & Services – 4.1%
Alibaba.com Ltd. (a)	2,909,500	5,670,991
Baidu, Inc., ADR (a)	132,228	10,370,642
MercadoLibre, Inc. (a)	173,650	11,450,481

	Shares	Value ($)
Tencent Holdings Ltd.	595,000	10,941,349
Yahoo! Japan Corp.	14,640	5,262,164
Internet Software & Services Total		43,695,627
Office Electronics – 2.0%
Canon, Inc.	525,900	21,490,607
Office Electronics Total		21,490,607
Semiconductors & Semiconductor Equipment – 1.6%
Infineon Technologies AG (a)	1,875,870	10,350,697
Sumco Corp. (a)	396,500	6,723,408
Semiconductors & Semiconductor Equipment Total		17,074,105
Software – 2.5%
Autonomy Corp. PLC (a)	667,661	15,927,671
Nintendo Co., Ltd.	40,000	11,099,948
Software Total		27,027,619
Information Technology Total		128,356,920
Materials – 6.4%
Chemicals – 3.6%
BASF SE	562,377	29,439,994
Novozymes A/S, Class B	81,685	9,570,737
Chemicals Total		39,010,731
Metals & Mining – 2.8%
Teck Resources Ltd., Class B	254,037	8,497,679
ThyssenKrupp AG	439,318	11,932,412
Vale SA, ADR	345,150	9,232,762
Metals & Mining Total		29,662,853
Materials Total		68,673,584
Telecommunication Services – 3.0%
Wireless Telecommunication Services – 3.0%
Millicom International Cellular SA	218,071	20,079,978
MTN Group Ltd.	762,451	12,426,592
Wireless Telecommunication Services Total		32,506,570
Telecommunication Services Total		32,506,570
Utilities – 1.3%
Electric Utilities – 1.3%
Tokyo Electric Power Co., Inc.	466,200	13,569,259
Electric Utilities Total		13,569,259
Utilities Total		13,569,259
Total Common Stocks (cost of $921,567,995)		1,038,943,006

See Accompanying Notes to Financial Statements.

18

Columbia Marsico International Opportunities Fund

August 31, 2010 (Unaudited)

Short-Term Obligation – 0.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 07/14/14, market value $6,856,038 (repurchase proceeds $6,720,035)	6,720,000	6,720,000
Total Short-Term Obligation (cost of $6,720,000)		6,720,000
Total Investments – 97.4% (cost of $928,287,995) (c)		1,045,663,006
Other Assets & Liabilities, Net – 2.6%		28,359,837
Net Assets – 100.0%		1,074,022,843

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2010, the value of this security amounted to $10,785,999, which represents 1.0% of net assets.

(c)  Cost for federal income tax purposes is $928,287,995.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$33,216,073	$200,257,081	$—	$233,473,154
Consumer Staples	—	106,542,595	—	106,542,595
Energy	41,122,846	39,083,226	—	80,206,072
Financials	38,769,288	145,202,855	10,785,999	194,758,142
Health Care	33,060,757	18,088,188	—	51,148,945
Industrials	23,165,755	106,542,010	—	129,707,765
Information Technology	21,821,123	106,535,797	—	128,356,920
Materials	17,730,441	50,943,143	—	68,673,584
Telecommunication Services	20,079,978	12,426,592	—	32,506,570
Utilities	—	13,569,259	—	13,569,259
Total Common Stocks	228,966,261	799,190,746	10,785,999	1,038,943,006
Total Short-Term Obligation	—	6,720,000	—	6,720,000
Total Investments	$228,966,261	$805,910,746	$10,785,999	$1,045,663,006

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the six months ending August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2010
Common Stocks Financials	$—	$—	$323,195	$10,462,804	$—	$—	$—	$10,785,999

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $323,195. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

19

Columbia Marsico International Opportunities Fund

August 31, 2010 (Unaudited)

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country	Value	% of Total Investments
Japan	$148,226,774	14.2
United Kingdom	137,918,475	13.2
Germany	123,104,341	11.8
Brazil	82,574,430	7.9
France	78,237,959	7.5
Hong Kong	68,914,015	6.6
Spain	62,063,668	5.9
Switzerland	53,542,887	5.1
China	42,332,486	4.0
Israel	33,060,757	3.2
Canada	31,663,434	3.0
Denmark	27,658,924	2.6
India	26,557,331	2.6
Belgium	20,649,224	2.0
Luxembourg	20,079,978	1.9
Taiwan	19,068,961	1.8
South Africa	17,942,062	1.7
Singapore	14,409,821	1.4
Argentina	11,450,481	1.1
Norway	10,897,044	1.1
United States*	6,720,000	0.6
Sweden	5,615,240	0.5
Netherlands	2,974,714	0.3
	$1,045,663,006	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

20

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

August 31, 2010 (Unaudited)

Common Stocks – 97.9%
	Shares	Value ($)
Consumer Discretionary – 14.8%
Automobiles – 3.1%
Daimler AG, Registered Shares (a)	256,149	12,414,951
Honda Motor Co., Ltd.	390,800	12,882,065
Nissan Motor Co., Ltd. (a)	543,300	4,138,754
Toyota Motor Corp.	245,200	8,321,138
Automobiles Total		37,756,908
Distributors – 1.6%
Li & Fung Ltd.	4,030,000	20,301,394
Distributors Total		20,301,394
Hotels, Restaurants & Leisure – 1.6%
Accor SA	221,552	6,770,940
Compass Group PLC	811,949	6,628,440
Ctrip.com International Ltd., ADR (a)	148,460	6,011,145
Hotels, Restaurants & Leisure Total		19,410,525
Household Durables – 1.6%
Panasonic Corp.	530,000	6,687,081
PDG Realty SA Empreendimentos e Participacoes	1,315,000	13,507,530
Household Durables Total		20,194,611
Leisure Equipment & Products – 0.4%
Altek Corp.	3,116,000	4,576,014
Leisure Equipment & Products Total		4,576,014
Media – 1.6%
Daiichikosho Co., Ltd.	434,700	6,671,907
Naspers Ltd.	80,717	3,251,310
Publicis Groupe SA	240,616	10,052,587
Media Total		19,975,804
Specialty Retail – 2.7%
Game Group PLC	3,779,491	3,832,528
Halfords Group PLC	504,443	3,736,605
Inditex SA	290,453	19,334,705
USS Co., Ltd.	80,340	5,941,543
Specialty Retail Total		32,845,381
Textiles, Apparel & Luxury Goods – 2.2%
Adidas AG	165,402	8,394,956
LG Fashion Corp.	157,710	3,920,462
Swatch Group AG	46,838	15,014,698
Textiles, Apparel & Luxury Goods Total		27,330,116
Consumer Discretionary Total		182,390,753

	Shares	Value ($)
Consumer Staples – 6.3%
Beverages – 1.8%
Anheuser-Busch InBev NV	233,673	12,139,241
Cott Corp. (a)(b)	504,155	3,478,669
Pernod-Ricard SA	87,463	6,820,719
Beverages Total		22,438,629
Food & Staples Retailing – 2.7%
FamilyMart Co., Ltd.	250,600	9,057,825
Koninklijke Ahold NV	413,441	5,079,109
Matsumotokiyoshi Holdings Co., Ltd.	147,000	2,787,482
Metro AG	125,570	6,378,526
Tesco PLC	1,593,957	9,954,008
Food & Staples Retailing Total		33,256,950
Food Products – 1.1%
Balrampur Chini Mills Ltd.	2,263,458	4,044,090
Nestle SA, Registered Shares	196,521	10,163,559
Food Products Total		14,207,649
Household Products – 0.7%
Reckitt Benckiser Group PLC	163,148	8,170,640
Household Products Total		8,170,640
Consumer Staples Total		78,073,868
Energy – 9.3%
Energy Equipment & Services – 1.4%
Core Laboratories N.V.	22,156	1,748,773
Noble Corp.	152,105	4,733,508
Seadrill Ltd.	276,073	6,408,170
Shinko Plantech Co., Ltd.	538,400	4,234,615
Energy Equipment & Services Total		17,125,066
Oil, Gas & Consumable Fuels – 7.9%
AWE Ltd. (a)	1,947,842	2,711,991
BP PLC	2,054,214	11,931,532
CNOOC Ltd.	3,975,089	6,738,899
ENI SpA	322,709	6,377,882
OGX Petroleo e Gas Participacoes SA (a)	1,882,100	22,376,227
Rosneft Oil Co., GDR	464,956	2,927,363
Royal Dutch Shell PLC, Class B	607,356	15,479,550
Total SA	367,099	17,093,824
Tullow Oil PLC	527,665	9,825,721
Yanzhou Coal Mining Co., Ltd., Class H	1,226,600	2,521,984
Oil, Gas & Consumable Fuels Total		97,984,973
Energy Total		115,110,039

See Accompanying Notes to Financial Statements.

21

Columbia Multi-Advisor International Equity Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Financials – 27.0%
Capital Markets – 2.8%
Credit Suisse Group AG, Registered Shares	318,097	13,898,240
Deutsche Bank AG, Registered Shares	138,868	8,722,445
ICAP PLC	518,927	3,262,937
Intermediate Capital Group PLC	1,191,345	4,965,465
Tokai Tokyo Financial Holdings, Inc.	1,063,000	3,515,864
Capital Markets Total		34,364,951
Commercial Banks – 14.8%
Australia & New Zealand Banking Group Ltd.	465,502	9,416,709
Banco Bilbao Vizcaya Argentaria SA	2,242,739	27,032,339
Banco Santander SA	1,552,693	18,147,087
Bangkok Bank PCL, Foreign Registered Shares	846,200	3,992,166
Bank of China Ltd., Class H	6,651,000	3,355,391
Barclays PLC	1,386,266	6,371,350
BNP Paribas	259,855	16,163,769
Commonwealth Bank of Australia	117,722	5,284,739
Governor & Co. of the Bank of Ireland (a)	4,707,823	4,568,052
HSBC Holdings PLC	1,304,008	12,847,470
HSBC Holdings PLC (Hong Kong Registered Shares)	1,843,636	18,037,924
ICICI Bank Ltd., ADR	377,863	15,609,521
Mitsubishi UFJ Financial Group, Inc.	572,300	2,726,577
Mizuho Financial Group, Inc.	6,193,100	9,486,553
National Bank of Canada	63,000	3,638,149
National Bank of Greece SA (a)	276,575	3,508,688
National Bank of Pakistan	3,204,831	2,406,060
Standard Chartered PLC	312,919	8,349,100
Sumitomo Mitsui Financial Group, Inc.	267,600	7,950,359
Turkiye Is Bankasi, Class C	961,423	3,507,141
Commercial Banks Total		182,399,144
Diversified Financial Services – 1.0%
Fuyo General Lease Co., Ltd.	193,400	5,092,134
ING Groep NV (a)	800,757	7,079,737
Diversified Financial Services Total		12,171,871
Insurance – 4.6%
Allianz SE, Registered Shares	45,134	4,628,381
AXA SA	216,515	3,345,676

	Shares	Value ($)
Baloise Holding AG, Registered Shares	79,714	6,453,982
Brit Insurance Holdings NV	373,335	5,499,003
Lincoln National Corp.	157,729	3,684,550
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	45,440	5,775,030
Ping An Insurance Group Co. of China, Ltd., Class H (c)	777,000	6,353,845
Sampo Oyj, Class A	263,915	6,348,270
XL Group PLC	214,065	3,833,904
Zurich Financial Services AG, Registered Shares	47,521	10,584,103
Insurance Total		56,506,744
Real Estate Investment Trusts (REITs) – 0.7%
Japan Retail Fund Investment Corp.	4,633	6,200,596
Wereldhave NV	40,488	3,332,685
Real Estate Investment Trusts (REITs) Total		9,533,281
Real Estate Management & Development – 3.1%
BR Malls Participacoes SA	458,400	7,177,794
CapitaLand Ltd.	2,946,500	8,537,811
Cheung Kong Holdings Ltd.	478,300	6,061,886
Hang Lung Properties Ltd.	1,552,000	6,934,010
Hongkong Land Holdings Ltd.	921,000	4,942,417
Sinolink Worldwide Holdings Ltd.	28,816,000	4,271,321
Real Estate Management & Development Total		37,925,239
Financials Total		332,901,230
Health Care – 5.8%
Health Care Providers & Services – 0.4%
Miraca Holdings, Inc.	154,800	5,180,505
Health Care Providers & Services Total		5,180,505
Pharmaceuticals – 5.4%
AstraZeneca PLC	263,514	13,021,753
Novo-Nordisk A/S, Class B	124,117	10,636,980
Recordati SpA	741,400	5,818,393
Sanofi-Aventis SA	208,605	11,925,862
Santen Pharmaceutical Co., Ltd.	141,600	5,070,362
Teva Pharmaceutical Industries Ltd., ADR	384,288	19,437,287
Pharmaceuticals Total		65,910,637
Health Care Total		71,091,142

See Accompanying Notes to Financial Statements.

22

Columbia Multi-Advisor International Equity Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Industrials – 9.9%
Aerospace & Defense – 0.8%
Rolls-Royce Group PLC (a)	1,128,367	9,564,583
Aerospace & Defense Total		9,564,583
Airlines – 0.3%
Turk Hava Yollari A.O. (a)	1,008,543	3,164,374
Airlines Total		3,164,374
Building Products – 0.8%
Assa Abloy AB, Class B	165,174	3,282,076
Daikin Industries Ltd.	181,688	6,171,132
Building Products Total		9,453,208
Commercial Services & Supplies – 0.5%
Aeon Delight Co., Ltd.	316,400	5,923,418
Commercial Services & Supplies Total		5,923,418
Electrical Equipment – 1.0%
Schneider Electric SA	121,142	12,791,585
Electrical Equipment Total		12,791,585
Industrial Conglomerates – 2.0%
DCC PLC	239,255	5,984,305
Siemens AG, Registered Shares	162,884	14,773,429
Tyco International Ltd.	94,444	3,520,872
Industrial Conglomerates Total		24,278,606
Machinery – 0.2%
Demag Cranes AG (a)	103,537	3,159,152
Machinery Total		3,159,152
Professional Services – 0.7%
Atkins WS PLC	554,386	5,786,017
Teleperformance	137,431	3,312,926
Professional Services Total		9,098,943
Road & Rail – 1.1%
Canadian National Railway Co.	223,253	13,622,898
Road & Rail Total		13,622,898
Trading Companies & Distributors – 2.5%
ITOCHU Corp.	554,700	4,516,144
Kloeckner & Co. SE (a)	199,350	3,866,474
Marubeni Corp.	2,478,000	12,737,827
Mitsui & Co., Ltd.	506,200	6,615,011
Noble Group Ltd.	2,800,363	3,256,053
Trading Companies & Distributors Total		30,991,509
Industrials Total		122,048,276
Information Technology – 7.8%
Communications Equipment – 0.5%
HTC Corp.	350,550	6,411,050
Communications Equipment Total		6,411,050

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 1.0%
FUJIFILM Holdings Corp.	113,800	3,444,581
HON HAI Precision Industry Co., Ltd.	1,355,377	4,790,002
Venture Corp., Ltd.	711,000	4,560,547
Electronic Equipment, Instruments & Components Total		12,795,130
Internet Software & Services – 2.1%
Alibaba.com Ltd.	1,711,000	3,334,960
Baidu, Inc., ADR (a)	77,561	6,083,109
MercadoLibre, Inc. (a)	102,100	6,732,474
Tencent Holdings Ltd.	349,000	6,417,699
Yahoo! Japan Corp.	8,562	3,077,503
Internet Software & Services Total		25,645,745
IT Services – 0.3%
Groupe Steria SCA	158,714	3,894,300
IT Services Total		3,894,300
Office Electronics – 1.5%
Canon, Inc.	435,200	17,784,203
Office Electronics Total		17,784,203
Semiconductors & Semiconductor Equipment – 1.1%
Infineon Technologies AG (a)	1,102,572	6,083,784
Macronix International	7,548,000	4,023,928
Sumco Corp. (a)	233,200	3,954,348
Semiconductors & Semiconductor Equipment Total		14,062,060
Software – 1.3%
Autonomy Corp. PLC (a)	391,862	9,348,231
Nintendo Co., Ltd.	23,500	6,521,219
Software Total		15,869,450
Information Technology Total		96,461,938
Materials – 5.5%
Chemicals – 3.2%
BASF SE	401,983	21,043,494
Clariant AG, Registered Shares (a)	317,358	4,066,803
Kansai Paint Co., Ltd.	680,000	5,648,104
Makhteshim-Agan Industries Ltd.	820,599	2,831,691
Novozymes A/S, Class B	48,059	5,630,900
Chemicals Total		39,220,992
Metals & Mining – 2.0%
Aurubis AG	54,509	2,159,410
Eastern Platinum Ltd. (a)	2,710,100	2,719,376
First Quantum Minerals Ltd.	37,328	2,152,132
Teck Resources Ltd., Class B	149,071	4,986,508
ThyssenKrupp AG	256,823	6,975,625

See Accompanying Notes to Financial Statements.

23

Columbia Multi-Advisor International Equity Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Vale SA, ADR	203,300	5,438,275
Metals & Mining Total		24,431,326
Paper & Forest Products – 0.3%
Svenska Cellulosa AB, Class B	345,243	4,577,699
Paper & Forest Products Total		4,577,699
Materials Total		68,230,017
Telecommunication Services – 6.7%
Diversified Telecommunication Services – 2.9%
BCE, Inc.	225,600	7,059,851
Nippon Telegraph & Telephone Corp.	165,300	7,108,375
Tele2 AB, Class B	362,978	6,517,347
Telefonica SA	357,491	7,886,215
Telenor ASA	464,602	6,785,456
Diversified Telecommunication Services Total		35,357,244
Wireless Telecommunication Services – 3.8%
Freenet AG	620,798	6,249,181
Millicom International Cellular SA	128,188	11,803,551
MTN Group Ltd.	447,889	7,299,792
Softbank Corp.	199,200	5,704,891
Vivo Participacoes SA, ADR	147,426	3,538,224
Vodafone Group PLC	5,225,276	12,619,721
Wireless Telecommunication Services Total		47,215,360
Telecommunication Services Total		82,572,604
Utilities – 4.8%
Electric Utilities – 2.6%
E.ON AG	136,017	3,808,664
Enel SpA	1,927,645	9,146,109
Fortum Oyj	282,525	6,490,057
Okinawa Electric Power Co., Inc.	96,700	5,111,506
Tokyo Electric Power Co., Inc.	273,800	7,969,247
Electric Utilities Total		32,525,583
Independent Power Producers & Energy Traders – 0.7%
Drax Group PLC	762,132	4,624,083
Energy Development Corp.	32,563,000	3,330,842
Independent Power Producers & Energy Traders Total		7,954,925
Multi-Utilities – 1.1%
AGL Energy Ltd.	296,855	3,971,615
RWE AG	138,107	8,995,089
Multi-Utilities Total		12,966,704

	Shares	Value ($)
Water Utilities – 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo	157,500	2,996,199
Guangdong Investment Ltd.	5,036,000	2,460,379
Water Utilities Total		5,456,578
Utilities Total		58,903,790
Total Common Stocks (cost of $1,113,048,014)		1,207,783,657
Investment Company – 0.1%
iShares MSCI EAFE Index Fund	35,624	1,779,419
Total Investment Company (cost of $1,812,296)		1,779,419
Short-Term Obligation – 0.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by U.S. Government Agency obligations with various maturities to 07/14/14, market value $7,092,800 (repurchase proceeds $6,949,037)	6,949,000	6,949,000
Total Short-Term Obligation (cost of $6,949,000)		6,949,000
Total Investments – 98.6% (cost of $1,121,809,310) (d)		1,216,512,076
Other Assets & Liabilities, Net – 1.4%		16,857,766
Net Assets – 100.0%		1,233,369,842

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2010, the value of this security amounted to $6,353,845, which represents 0.5% of net assets.

(d)  Cost for federal income tax purposes is $1,121,809,310.

See Accompanying Notes to Financial Statements.

24

Columbia Multi-Advisor International Equity Fund

August 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$19,518,675	$162,872,078	$—	$182,390,753
Consumer Staples	3,478,669	74,595,199	—	78,073,868
Energy	31,785,871	83,324,168	—	115,110,039
Financials	38,886,335	287,661,050	6,353,845	332,901,230
Health Care	19,437,287	51,653,855	—	71,091,142
Industrials	17,143,770	104,904,506	—	122,048,276
Information Technology	12,815,583	83,646,355	—	96,461,938
Materials	15,296,291	52,933,726	—	68,230,017
Telecommunication Services	22,401,626	60,170,978	—	82,572,604
Utilities	2,996,199	55,907,591	—	58,903,790
Total Common Stocks	183,760,306	1,017,669,506	6,353,845	1,207,783,657
Total Investment Company	1,779,419	—	—	1,779,419
Total Short-Term Obligation	—	6,949,000	—	6,949,000
Total Investments	185,539,725	1,024,618,506	6,353,845	1,216,512,076
Total Written Call Option Contracts	(100,820)	—	—	(100,820)
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	995,172	—	995,172
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(1,120,505)	—	(1,120,505)
Total	$185,438,905	$1,024,493,173	$6,353,845	$1,216,285,923

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The following table reconciles asset balances for the six months ended August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 28, 2010	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3		Balance as of August 31, 2010
Common Stock	$—	$—	$—	$190,529	$6,163,316	$	$	—	$	$	6,353,845

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $190,529. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

25

Columbia Multi-Advisor International Equity Fund

August 31, 2010 (Unaudited)

At August 31, 2010, the Fund held the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Cott Corp.	$7.50	5,041	09/18/10	$20,164	$(100,820)

For the six months ended August 31, 2010, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at February 28, 2010	618	$39,551
Options written	10,721	299,926
Options terminated in closing purchase transactions	(3,560)	(114,579)
Options exercised	—	—
Options expired	(2,738)	(204,734)
Options outstanding at August 31, 2010	5,041	$20,164

Forward foreign currency exchange contracts outstanding on August 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$29,397,380	$29,693,722	11/18/10	$(296,342)
EUR	26,142,967	26,567,826	11/18/10	(424,859)
GBP	3,639,036	3,714,954	11/18/10	(75,918)
JPY	16,305,414	16,062,023	11/18/10	243,391
JPY	1,812,956	1,803,476	11/18/10	9,480
SEK	4,287,533	4,318,590	11/18/10	(31,057)
SGD	3,073,408	3,085,583	11/18/10	(12,175)
				$(587,480)
Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,795,845	$1,796,389	11/18/10	$544
CAD	17,868,643	18,466,005	11/18/10	597,362
CHF	16,455,993	16,200,873	11/18/10	(255,120)
DKK	1,216,761	1,235,994	11/18/10	19,233
KRW	3,617,486	3,696,916	11/18/10	79,430
SEK	1,206,017	1,209,846	11/18/10	3,829
THB	3,737,930	3,712,896	11/18/10	(25,034)
TWD	9,192,520	9,234,423	11/18/10	41,903
				$462,147

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country	Value	% of Total Investments
Japan	$208,232,871	17.1
United Kingdom	183,856,662	15.1
Germany	123,428,591	10.1
France	92,172,188	7.6
Spain	72,400,346	6.0
Switzerland	60,181,384	5.0
Brazil	55,034,249	4.5
Hong Kong	43,385,609	3.6
China	42,402,830	3.5
Canada	37,657,583	3.1
Sweden	26,180,672	2.2
United States*	24,501,252	2.0
Israel	22,268,978	1.8
Australia	21,385,054	1.8
Italy	21,342,383	1.8
Taiwan	19,800,995	1.6
India	19,653,610	1.6
Netherlands	17,240,304	1.4
Singapore	16,354,411	1.3
Denmark	16,267,880	1.3
Norway	13,193,627	1.1
Finland	12,838,327	1.1
Belgium	12,139,241	1.0
Ireland	10,552,357	0.9
South Africa	10,551,103	0.9
Argentina	6,732,474	0.5
Turkey	6,671,514	0.5
Thailand	3,992,166	0.3
Republic of Korea	3,920,462	0.3
Greece	3,508,688	0.3
Philippines	3,330,842	0.3
Russia	2,927,363	0.2
Pakistan	2,406,060	0.2
	$1,216,512,076	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
GDR	Global Depositary Receipt
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

26

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Statements of Assets and Liabilities – International/Global Stock Funds

August 31, 2010 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Assets
Investments, at identified cost	57,949,501	—	5,006,429	928,287,995	1,121,809,310
Investment in Columbia International Value Master Portfolio, at identified cost	—	1,956,863,923	—	—	—
Total investments, at identified cost	57,949,501	1,956,863,923	5,006,429	928,287,995	1,121,809,310
Investments, at value	40,596,422	—	5,484,797	1,045,663,006	1,216,512,076
Investment in Columbia International Value Master Portfolio, at value	—	1,524,923,040	—	—	—
Total investments, at value	40,596,422	1,524,923,040	5,484,797	1,045,663,006	1,216,512,076
Cash	—	—	298	745	332
Foreign currency (cost of $6,686, $—, $—, $15,823,008 and $9,735,667, respectively)	6,657	—	—	15,842,919	9,745,413
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	995,172
Receivable for:
Investments sold	183,371	—	69,571	22,494,111	15,069,578
Fund shares sold	3,455	1,070,493	—	766,721	1,121,608
Dividends	75,803	—	4,212	1,527,871	2,362,513
Interest	—	—	1	36	37
Foreign tax reclaims	—	—	6,673	1,018,183	1,036,179
Expense reimbursement due from investment advisor	22,994	—	18,509	—	—
Prepaid expenses	1,098	—	115	24,746	28,679
Other assets	—	43,804	—	—	30,444
Total Assets	40,889,800	1,526,037,337	5,584,176	1,087,338,338	1,246,902,031
Liabilities
Payable to custodian bank	40,082	—	—	—	—
Written options, at value (premium of $—, $—, $—, $— and $20,164, respectively)	—	—	—	—	100,820
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	1,120,505
Payable for:
Investments purchased	—	—	—	10,707,316	9,843,864
Fund shares repurchased	45,720	1,416,227	4,786	1,215,590	852,124
Foreign capital gains taxes withheld	—	—	—	—	179,943
Investment advisory fee	34,131	—	3,829	764,569	720,189
Administration fee	2,794	226,606	1,053	198,648	174,628
Pricing and bookkeeping fees	5,754	3,167	2,917	13,777	14,373
Transfer agent fee	11,916	252,965	221	29,080	335,934
Trustees' fees	51,136	19,998	19,373	52,338	92,089
Custody fee	2,522	467	3,479	16,018	62,788
Distribution and service fees	23,078	129,233	2,129	78,653	6,611
Chief compliance officer expenses	2	—	13	73	17
Reports to shareholders	57	48,616	—	182,664	—
Other liabilities	45,271	31,627	11,432	56,769	28,304
Total Liabilities	262,463	2,128,906	49,232	13,315,495	13,532,189
Net Assets	40,627,337	1,523,908,431	5,534,944	1,074,022,843	1,233,369,842
Net Assets Consist of
Paid-in capital	130,690,685	2,187,776,526	6,658,123	1,833,259,668	1,796,408,213
Undistributed net investment income	473,972	23,308,404	—	5,850,906	11,062,626
Accumulated net investment loss	—	—	(39,647)	—	—
Accumulated net realized loss	(73,183,894)	(255,235,616)	(1,562,442)	(882,493,774)	(668,435,377)
Net unrealized appreciation (depreciation) on:
Investments	(17,353,079)	(431,940,883)	478,368	117,375,011	94,702,766
Foreign currency translations	(347)	—	542	31,032	(107,787)
Foreign capital gains tax	—	—	—	—	(179,943)
Written options	—	—	—	—	(80,656)
Net Assets	40,627,337	1,523,908,431	5,534,944	1,074,022,843	1,233,369,842

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – International/Global Stock Funds

August 31, 2010 (Unaudited)

	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Class A
Net assets	$13,780,774	$354,589,542	$1,890,676	$140,430,272	$21,867,622
Shares outstanding	2,534,752	27,985,517	237,553	14,197,458	2,103,267
Net asset value per share (a)	$5.44	$12.67	$7.96	$9.89	$10.40
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$5.77	$13.44	$8.45	$10.49	$11.03
Class B
Net assets	$3,458,287	$1,381,914	—	$14,415,413	$788,433
Shares outstanding	660,148	113,142	—	1,538,745	83,392
Net asset value and offering price per share (a)	$5.24	$12.21	—	$9.37	$9.45
Class C
Net assets	$15,348,248	$54,452,914	$1,479,949	$37,527,205	$1,160,144
Shares outstanding	2,929,104	4,472,302	188,521	4,002,257	124,237
Net asset value and offering price per share (a)	$5.24	$12.18	$7.85	$9.38	$9.34
Class R
Net assets	—	—	$996,759	$3,090,201	$229,513
Shares outstanding	—	—	125,759	313,181	22,108
Net asset value, offering and redemption price per share	—	—	$7.93	$9.87	$10.38
Class Z
Net assets	$8,040,028	$1,113,484,061	$1,167,560	$878,559,752	$1,209,324,130
Shares outstanding	1,468,674	86,953,993	146,104	87,415,151	114,777,094
Net asset value, offering and redemption price per share	$5.47	$12.81	$7.99	$10.05	$10.54

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – International/Global Stock Funds

For the Six Months Ended August 31, 2010 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Investment Income
Dividends	1,022,716	—	40,888	19,410,694	27,272,324
Dividends from affiliates	715	—	—	—	—
Interest	124	—	68	19,205	10,564
Foreign taxes withheld	(65,120)	—	(3,002)	(2,186,197)	(2,766,500)
Allocated from Master Portfolio:
Dividends	—	40,928,245	—	—	—
Interest	—	6,463	—	—	—
Foreign taxes withheld	—	(6,584,547)	—	—	—
Expenses (a)	—	(7,153,265)	—	—	—
Total Investment Income	958,435	27,196,896	37,954	17,243,702	24,516,388
Expenses
Investment advisory fee	219,202	—	22,902	4,660,417	4,407,641
Administration fee	18,761	1,390,316	6,298	1,211,615	1,070,213
Distribution fee:
Class B	18,774	13,879	—	61,865	3,756
Class C	66,657	227,538	5,672	157,332	5,708
Class R	—	—	2,542	8,213	666
Service fee:
Class B	6,258	4,626	—	20,622	1,252
Class C	22,219	75,846	1,891	52,444	1,902
Distribution and service fees—Class A	19,157	473,382	2,511	192,540	29,338
Transfer agent fee	45,299	1,022,999	1,670	590,585	1,006,235
Pricing and bookkeeping fees	28,554	19,000	6,814	76,100	78,447
Trustees' fees	23,435	5,283	20,636	25,312	32,416
Custody fee	7,110	1,766	10,225	219,712	312,471
Registration fees	8,930	54,187	17,997	41,789	22,511
Audit fee	21,768	11,423	21,331	24,977	27,469
Legal fees	31,260	15,116	15,722	30,202	32,457
Reports to shareholders	26,883	102,576	7,428	111,049	70,449
Chief compliance officer expenses	443	684	373	798	793
Other expenses	1,627	4,897	395	17,432	23,777
Expenses before interest expense	566,337	3,423,518	144,407	7,503,004	7,127,501
Interest expense	—	—	—	—	8,398
Interest expense allocated from Master Portfolio	—	4,065	—	—	—
Total Expenses	566,337	3,427,583	144,407	7,503,004	7,135,899
Fees waived or expenses reimbursed by investment advisor	(104,470)	—	(93,140)	—	—
Expense reductions	—	(1)	(5)	(11)	(8)
Net Expenses	461,867	3,427,582	51,262	7,502,993	7,135,891
Net Investment Income (Loss)	496,568	23,769,314	(13,308)	9,740,709	17,380,497

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – International/Global Stock Funds

For the Six Months Ended August 31, 2010 (Unaudited)

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Foreign Capital Gains Tax, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	(240,699)	—	442,203	5,961,200	29,093,113
Foreign currency transactions	(10,472)	—	(4,993)	(1,134,035)	(7,734,910)
Futures contracts	—	—	—	—	(197,942)
Written options	—	—	—	—	215,134
Allocated from Master Portfolio:
Investments	—	(56,030,485)	—	—	—
Foreign currency transactions	—	(314,690)	—	—	—
Net realized gain (loss)	(251,171)	(56,345,175)	437,210	4,827,165	21,375,395
Net change in unrealized appreciation (depreciation) on:
Investments	(2,672,378)	—	(366,174)	(25,871,065)	(74,978,856)
Foreign currency translations	139	—	389	92,299	3,800,123
Foreign capital gains tax	—	—	—	—	(115,831)
Written options	—	—	—	—	(103,521)
Allocated from Master Portfolio:
Investments	—	(55,316,780)	—	—	—
Net change in unrealized appreciation (depreciation)	(2,672,239)	(55,316,780)	(365,785)	(25,778,766)	(71,398,085)
Net Gain (Loss)	(2,923,410)	(111,661,955)	71,425	(20,951,601)	(50,022,690)
Net Increase (Decrease) Resulting from Operations	(2,426,842)	(87,892,641)	58,117	(11,210,892)	(32,642,193)

(a)  Expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Global Value Fund		Columbia International Value Fund				Columbia Marsico Global Fund
	(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)	(Unaudited) Six Months Ended August 31, 2010 ($)		Year Ended February 28, 2010 ($)		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations
Net investment income (loss)	496,568	727,885	23,769,314		40,188,961		(13,308)	(27,053)
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(251,171)	(37,702,544)	(56,345,175	)(a)	(159,976,692	)(a)	437,210	112,045
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax and written options	(2,672,239)	64,448,477	(55,316,780	)(a)	603,196,909	(a)	(365,785)	1,805,713
Net increase (decrease) resulting from operations	(2,426,842)	27,473,818	(87,892,641)		483,409,178		58,117	1,890,705
Distributions to Shareholders
From net investment income:
Class A	(269,032)	(901,429)	(3,150,507)		(5,462,082)		—	(7,179)
Class B	(47,592)	(368,815)	(11,645)		(112,512)		—	—
Class C	(189,832)	(1,033,688)	(432,896)		(642,030)		—	—
Class R	—	—	—		—		—	(1,931)
Class Z	(198,596)	(1,181,811)	(10,216,769)		(20,344,658)		—	(6,194)
Total distributions to shareholders	(705,052)	(3,485,743)	(13,811,817)		(26,561,282)		—	(15,304)
Net Capital Stock Transactions	(10,167,916)	(35,539,358)	(15,234,592)		29,692,285		(59,662)	334,429
Redemption Fees	—	1,259	2,397		111,554		—	10
Increase from regulatory settlements	48,500	—	65,195		417,242	(a)	—	—
Total increase (decrease) in net assets	(13,251,310)	(11,550,024)	(116,871,458)		487,068,977		(1,545)	2,209,840
Net Assets
Beginning of period	53,878,647	65,428,671	1,640,779,889		1,153,710,912		5,536,489	3,326,649
End of period	40,627,337	53,878,647	1,523,908,431		1,640,779,889		5,534,944	5,536,489
Undistributed (overdistributed) net investment income at end of period	473,972	682,456	23,308,404		13,350,907		—	—
Accumulated net investment loss, at end of period	—	—	—		—		(39,647)	(26,339)

(a)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Marsico International Opportunities Fund		Columbia Multi-Advisor International Equity Fund
	(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)	(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations
Net investment income (loss)	9,740,709	7,409,782	17,380,497	23,086,585
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	4,827,165	(58,616,460)	21,375,395	(145,880,630)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, foreign capital gains tax and written options	(25,778,766)	571,967,695	(71,398,085)	674,185,182
Net increase (decrease) resulting from operations	(11,210,892)	520,761,017	(32,642,193)	551,391,137
Distributions to Shareholders
From net investment income:
Class A	—	(5,996,940)	—	(963,875)
Class B	—	(227,998)	—	(48,849)
Class C	—	(570,820)	—	(67,661)
Class R	—	(64,392)	—	(7,655)
Class Z	(364,845)	(30,799,010)	—	(61,842,478)
Total distributions to shareholders	(364,845)	(37,659,160)	—	(62,930,518)
Net Capital Stock Transactions	(117,377,250)	(358,865,166)	(136,981,507)	(264,703,264)
Redemption Fees	3,462	114,599	5,081	64,736
Increase from regulatory settlements	—	—	—	4,074,606
Total increase (decrease) in net assets	(128,949,525)	124,351,290	(169,618,619)	227,896,697
Net Assets
Beginning of period	1,202,972,368	1,078,621,078	1,402,988,461	1,175,091,764
End of period	1,074,022,843	1,202,972,368	1,233,369,842	1,402,988,461
Undistributed (overdistributed) net investment income at end of period	5,850,906	(3,524,958)	11,062,626	(6,317,871)
Accumulated net investment loss, at end of period	—	—	—	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Global Value Fund				Columbia International Value Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010		(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	352,589	2,065,891	427,165	2,365,575	4,688,212	63,771,007	11,513,261	151,911,595
Distributions reinvested	39,668	224,125	149,841	755,198	207,051	2,641,975	337,933	4,687,130
Redemptions	(529,276)	(3,079,504)	(1,774,695)	(9,485,370)	(5,133,847)	(67,608,868)	(9,268,575)	(118,955,238)
Net increase (decrease)	(137,019)	(789,488)	(1,197,689)	(6,364,597)	(238,584)	(1,195,886)	2,582,619	37,643,487
Class B
Subscriptions	707	3,863	10,044	48,814	15,860	212,406	79,922	1,055,427
Distributions reinvested	7,391	40,356	61,839	300,533	817	10,059	7,253	97,260
Redemptions	(463,946)	(2,611,778)	(818,402)	(4,385,237)	(554,746)	(7,322,386)	(1,497,283)	(18,383,672)
Net decrease	(455,848)	(2,567,559)	(746,519)	(4,035,890)	(538,069)	(7,099,921)	(1,410,108)	(17,230,985)
Class C
Subscriptions	9,145	49,931	51,641	251,491	168,137	2,201,548	642,151	8,330,678
Distributions reinvested	22,895	125,009	142,059	691,830	24,646	302,657	33,260	445,349
Redemptions	(598,820)	(3,365,561)	(2,071,935)	(10,710,243)	(639,524)	(8,174,327)	(1,235,742)	(14,921,103)
Net increase (decrease)	(566,780)	(3,190,621)	(1,878,235)	(9,766,922)	(446,741)	(5,670,122)	(560,331)	(6,145,076)
Class R
Subscriptions	—	—	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—	—	—
Redemptions	—	—	—	—	—	—	—	—
Net increase	—	—	—	—	—	—	—	—
Class Z
Subscriptions	12,104	69,214	175,537	952,921	14,990,588	203,746,008	29,734,906	387,997,483
Distributions reinvested	6,559	37,322	35,230	178,616	457,926	5,902,662	764,486	10,702,805
Redemptions	(632,204)	(3,726,784)	(3,059,097)	(16,503,486)	(15,735,639)	(210,917,333)	(32,234,509)	(383,275,429)
Net increase (decrease)	(613,541)	(3,620,248)	(2,848,330)	(15,371,949)	(287,125)	(1,268,663)	(1,735,117)	15,424,859

See Accompanying Notes to Financial Statements.

	Columbia Marsico Global Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	19,235	155,569	60,337	431,019
Distributions reinvested	—	—	893	6,994
Redemptions	(35,030)	(274,411)	(31,342)	(199,132)
Net increase (decrease)	(15,795)	(118,842)	29,888	238,881
Class B
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class C
Subscriptions	9,241	73,693	33,090	250,189
Distributions reinvested	—	—	—	—
Redemptions	(4,075)	(31,090)	(28,904)	(177,715)
Net increase (decrease)	5,166	42,603	4,186	72,474
Class R
Subscriptions	105	840	375	2,449
Distributions reinvested	—	—	247	1,931
Redemptions	—	—	—	—
Net increase	105	840	622	4,380
Class Z
Subscriptions	2,408	20,158	1,980	13,500
Distributions reinvested	—	—	789	6,194
Redemptions	(563)	(4,421)	(157)	(1,000)
Net increase (decrease)	1,845	15,737	2,612	18,694

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Marsico International Opportunities Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,340,816	13,685,290	3,599,341	33,799,461
Distributions reinvested	—	—	612,199	5,585,316
Redemptions	(4,026,492)	(40,545,289)	(16,628,228)	(161,225,189)
Net increase (decrease)	(2,685,676)	(26,859,999)	(12,416,688)	(121,840,412)
Class B
Subscriptions	4,781	47,154	104,917	926,130
Distributions reinvested	—	—	23,266	199,106
Redemptions	(339,717)	(3,239,295)	(649,513)	(5,638,652)
Net decrease	(334,936)	(3,192,141)	(521,330)	(4,513,416)
Class C
Subscriptions	125,992	1,232,081	382,994	3,548,154
Distributions reinvested	—	—	52,934	453,616
Redemptions	(797,753)	(7,605,789)	(1,817,095)	(15,707,197)
Net decrease	(671,761)	(6,373,708)	(1,381,167)	(11,705,427)
Class R
Subscriptions	24,523	246,112	156,809	1,508,570
Distributions reinvested	—	—	6,574	60,626
Redemptions	(44,457)	(444,302)	(215,226)	(1,993,518)
Net increase (decrease)	(19,934)	(198,190)	(51,843)	(424,322)
Class Z
Subscriptions	9,357,483	96,334,652	17,351,987	171,310,738
Distributions reinvested	13,350	133,498	1,114,727	10,453,698
Redemptions	(17,378,873)	(177,221,362)	(42,970,610)	(402,146,025)
Net decrease	(8,008,040)	(80,753,212)	(24,503,896)	(220,381,589)

See Accompanying Notes to Financial Statements.

	Columbia Multi-Advisor International Equity Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	69,558	752,974	205,292	2,168,886
Distributions reinvested	—	—	76,464	792,878
Redemptions	(235,630)	(2,512,861)	(289,456)	(2,912,919)
Net increase (decrease)	(166,072)	(1,759,887)	(7,700)	48,845
Class B
Subscriptions	—	—	11,123	109,561
Distributions reinvested	—	—	4,441	41,580
Redemptions	(38,655)	(377,071)	(54,596)	(508,773)
Net decrease	(38,655)	(377,071)	(39,032)	(357,632)
Class C
Subscriptions	2,240	21,842	27,871	266,977
Distributions reinvested	—	—	4,990	46,261
Redemptions	(57,402)	(522,228)	(53,754)	(495,500)
Net decrease	(55,162)	(500,386)	(20,893)	(182,262)
Class R
Subscriptions	2,471	26,756	11,671	121,158
Distributions reinvested	—	—	577	5,998
Redemptions	(7,423)	(75,237)	(200)	(2,249)
Net increase (decrease)	(4,952)	(48,481)	12,048	124,907
Class Z
Subscriptions	4,323,353	46,317,479	15,059,511	151,650,965
Distributions reinvested	—	—	2,808,809	29,505,142
Redemptions	(16,761,404)	(180,613,161)	(44,278,243)	(445,493,229)
Net decrease	(12,438,051)	(134,295,682)	(26,409,923)	(264,337,122)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$5.85		$4.14		$9.33		$13.43		$12.64		$11.98		$12.04
Income from Investment Operations:
Net investment income (c)	0.07		0.07		0.18		0.19	(d)	0.14		0.16		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)		1.91		(4.58)		(1.21)		2.07		1.76		0.85
Total from investment operations	(0.32)		1.98		(4.40)		(1.02)		2.21		1.92		0.96
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.27)		—		(0.19)		(0.12)		(0.17)		(0.11)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.10)		(0.27)		(0.79)		(3.08)		(1.42)		(1.26)		(1.02)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Increase from regulatory settlements	0.01		—		—		—		—		—		—
Net Asset Value, End of Period	$5.44		$5.85		$4.14		$9.33		$13.43		$12.64		$11.98
Total return (f)	(5.32	)%(g)(h)	48.97	%(h)	(51.34	)%(h)	(10.43	)%(h)	19.27	%(g)(h)	16.97%		8.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.60	%(i)	1.62%		1.60	%(j)	1.51	%(j)	1.53	%(i)(j)	1.45	%(j)	1.52	%(j)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—
Net expenses	1.60	%(i)	1.62%		1.60	%(j)	1.51	%(j)	1.53	%(i)(j)	1.45	%(j)	1.52	%(j)
Waiver/Reimbursement	0.43	%(i)	0.30%		0.03%		0.01%		0.01	%(i)	—		—
Net investment income	2.27	%(i)	1.29%		2.45	%(j)	1.50	%(j)	1.17	%(i)(j)	1.32	%(j)	0.94	%(j)
Portfolio turnover rate	—	%(g)	5%		10%		38%		12	%(g)	16%		18%
Net assets, end of period (000s)	$13,781		$15,641		$16,031		$85,257		$114,224		$119,611		$126,679

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$5.62		$3.98		$9.05		$13.12		$12.40		$11.78		$11.86
Income from Investment Operations:
Net investment income (c)	0.05		0.03		0.12		0.10	(d)	0.05		0.07		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		1.83		(4.40)		(1.17)		2.02		1.71		0.84
Total from investment operations	(0.33)		1.86		(4.28)		(1.07)		2.07		1.78		0.86
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.22)		—		(0.11)		(0.05)		(0.07)		(0.03)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.06)		(0.22)		(0.79)		(3.00)		(1.35)		(1.16)		(0.94)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Increase from regulatory settlements	0.01		—		—		—		—		—		—
Net Asset Value, End of Period	$5.24		$5.62		$3.98		$9.05		$13.12		$12.40		$11.78
Total return (f)	(5.71	)%(g)(h)	47.63	%(h)	(51.61	)%(h)	(11.08	)%(h)	18.44	%(g)(h)	16.08%		7.85%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.35	%(i)	2.37%		2.35	%(j)	2.26	%(j)	2.28	%(i)(j)	2.20	%(j)	2.27	%(j)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—
Net expenses	2.35	%(i)	2.37%		2.35	%(j)	2.26	%(j)	2.28	%(i)(j)	2.20	%(j)	2.27	%(j)
Waiver/Reimbursement	0.43	%(i)	0.30%		0.03%		0.01%		0.01	%(i)	—		—
Net investment income	1.76	%(i)	0.61%		1.67	%(j)	0.76	%(j)	0.41	%(i)(j)	0.58	%(j)	0.19	%(j)
Portfolio turnover rate	—	%(g)	5%		10%		38%		12	%(g)	16%		18%
Net assets, end of period (000s)	$3,458		$6,277		$7,408		$22,943		$32,635		$32,564		$34,324

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$5.63		$3.98		$9.05		$13.13		$12.41		$11.78		$11.86
Income from Investment Operations:
Net investment income (c)	0.04		0.03		0.12		0.09	(d)	0.04		0.07		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		1.84		(4.40)		(1.17)		2.03		1.72		0.84
Total from investment operations	(0.34)		1.87		(4.28)		(1.08)		2.07		1.79		0.86
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.22)		—		(0.11)		(0.05)		(0.07)		(0.03)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.06)		(0.22)		(0.79)		(3.00)		(1.35)		(1.16)		(0.94)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—
Increase from regulatory settlements	0.01		—		—		—		—		—		—
Net Asset Value, End of Period	$5.24		$5.63		$3.98		$9.05		$13.13		$12.41		$11.78
Total return (f)	(5.87	)%(g)(h)	47.88	%(h)	(51.61	)%(h)	(11.14	)%(h)	18.44	%(g)(h)	16.16%		7.84%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.35	%(i)	2.37%		2.35	%(j)	2.26	%(j)	2.28	%(i)(j)	2.20	%(j)	2.27	%(j)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—
Net expenses	2.35	%(i)	2.37%		2.35	%(j)	2.26	%(j)	2.28	%(i)(j)	2.20	%(j)	2.27	%(j)
Waiver/Reimbursement	0.43	%(i)	0.30%		0.03%		0.01%		0.01	%(i)	—		—
Net investment income	1.57	%(i)	0.53%		1.69	%(j)	0.74	%(j)	0.39	%(i)(j)	0.58	%(j)	0.19	%(j)
Portfolio turnover rate	—	%(g)	5%		10%		38%		12	%(g)	16%		18%
Net assets, end of period (000s)	$15,348		$19,665		$21,375		$72,405		$97,465		$92,558		$98,850

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$5.91		$4.18		$9.40		$13.53		$12.72		$12.04		$12.10
Income from Investment Operations:
Net investment income (c)	0.08		0.10		0.21		0.23	(d)	0.17		0.20		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.41)		1.92		(4.61)		(1.23)		2.09		1.77		0.85
Total from investment operations	(0.33)		2.02		(4.40)		(1.00)		2.26		1.97		0.99
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.29)		(0.03)		(0.24)		(0.15)		(0.20)		(0.14)
From net realized gains	—		—		(0.79)		(2.89)		(1.30)		(1.09)		(0.91)
Total distributions to shareholders	(0.12)		(0.29)		(0.82)		(3.13)		(1.45)		(1.29)		(1.05)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Increase from regulatory settlements	0.01		—		—		—		—		—		—
Net Asset Value, End of Period	$5.47		$5.91		$4.18		$9.40		$13.53		$12.72		$12.04
Total return (f)	(5.56	)%(g)(h)	49.50	%(h)	(51.10	)%(h)	(10.26	)%(h)	19.54	%(g)(h)	17.34%		8.84%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.35	%(i)	1.37%		1.35	%(j)	1.26	%(j)	1.28	%(i)(j)	1.20	%(j)	1.27	%(j)
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—
Net expenses	1.35	%(i)	1.37%		1.35	%(j)	1.26	%(j)	1.28	%(i)(j)	1.20	%(j)	1.27	%(j)
Waiver/Reimbursement	0.43	%(i)	0.30%		0.03%		0.01%		0.01	%(i)	—		—
Net investment income	2.65	%(i)	1.86%		2.81	%(j)	1.77	%(j)	1.42	%(i)(j)	1.60	%(j)	1.19	%(j)
Portfolio turnover rate	—	%(g)	5%		10%		38%		12	%(g)	16%		18%
Net assets, end of period (000s)	$8,040		$12,296		$20,615		$66,875		$117,125		$117,072		$134,337

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2010		2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$13.48		$9.40		$18.95		$26.02		$24.97		$22.34		$20.64
Income from Investment Operations:
Net investment income (d)	0.18		0.33	(e)	0.52		0.65		0.29		0.31		0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.88)		3.96		(7.83)		(1.95)		4.34		4.73		2.51
Total from investment operations	(0.70)		4.29		(7.31)		(1.30)		4.63		5.04		2.74
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.21)		(0.53)		(0.68)		(0.34)		(0.35)		(0.25)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.11)		(0.21)		(2.24)		(5.77)		(3.58)		(2.41)		(1.04)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$12.67		$13.48		$9.40		$18.95		$26.02		$24.97		$22.34
Total return (g)	(5.20	)%(h)	45.57%		(42.59)%		(7.28	)%(h)	20.46%		24.28%		13.38%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.43	%(i)(j)	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%		1.33%
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	1.43	%(i)(j)	1.42	%(i)	1.38	%(i)	1.32	%(i)(j)	1.30	%(i)	1.27%		1.33%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	2.71	%(i)(j)	2.56	%(i)	3.31	%(i)	2.71	%(i)(j)	1.15	%(i)	1.38%		1.10%
Net assets, end of period (000s)	$354,590		$380,578		$241,097		$868,942		$1,073,616		$1,010,361		$906,848

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2010		2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$13.02		$9.09		$18.39		$25.43		$24.54		$22.00		$20.35
Income from Investment Operations:
Net investment income (d)	0.15		0.24	(e)	0.37		0.49		0.11		0.15		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.87)		3.82		(7.53)		(1.91)		4.22		4.63		2.45
Total from investment operations	(0.72)		4.06		(7.16)		(1.42)		4.33		4.78		2.53
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.13)		(0.43)		(0.53)		(0.20)		(0.18)		(0.09)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.09)		(0.13)		(2.14)		(5.62)		(3.44)		(2.24)		(0.88)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$12.21		$13.02		$9.09		$18.39		$25.43		$24.54		$22.00
Total return (g)	(5.51	)%(h)	44.61%		(43.01)%		(7.90	)%(h)	19.51%		23.36%		12.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.18	%(i)(j)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	2.18	%(i)(j)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	2.30	%(i)(j)	1.95	%(i)	2.43	%(i)	2.10	%(i)(j)	0.45	%(i)	0.67%		0.35%
Net assets, end of period (000s)	$1,382		$8,476		$18,743		$65,705		$110,726		$114,932		$111,402

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2010		2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$12.99		$9.08		$18.37		$25.40		$24.52		$21.98		$20.33
Income from Investment Operations:
Net investment income (d)	0.13		0.22	(e)	0.34		0.46		0.10		0.15		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.85)		3.82		(7.49)		(1.87)		4.22		4.63		2.45
Total from investment operations	(0.72)		4.04		(7.15)		(1.41)		4.32		4.78		2.53
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.13)		(0.43)		(0.53)		(0.20)		(0.18)		(0.09)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.09)		(0.13)		(2.14)		(5.62)		(3.44)		(2.24)		(0.88)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$12.18		$12.99		$9.08		$18.37		$25.40		$24.52		$21.98
Total return (g)	(5.53	)%(h)	44.44%		(43.00)%		(7.86	)%(h)	19.48%		23.38%		12.54%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.18	%(i)(j)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	2.18	%(i)	2.17	%(i)	2.13	%(i)	2.07	%(i)(j)	2.05	%(i)	2.02%		2.08%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	1.97	%(i)(j)	1.81	%(i)	2.28	%(i)	1.99	%(i)(j)	0.42	%(i)	0.67%		0.35%
Net assets, end of period (000s)	$54,453		$63,914		$49,750		$127,020		$170,731		$168,819		$162,797

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2010		2010		2009		2008 (b)		2007		2006 (c)		2005
Net Asset Value, Beginning of Period	$13.62		$9.49		$19.10		$26.17		$25.09		$22.42		$20.71
Income from Investment Operations:
Net investment income (d)	0.20		0.36	(e)	0.50		0.73		0.36		0.38		0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.89)		4.01		(7.83)		(1.98)		4.35		4.75		2.51
Total from investment operations	(0.69)		4.37		(7.33)		(1.25)		4.71		5.13		2.80
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.24)		(0.57)		(0.73)		(0.39)		(0.40)		(0.30)
From net realized gains	—		—		(1.70)		(5.09)		(3.24)		(2.06)		(0.79)
From return of capital	—		—		(0.01)		—		—		—		—
Total distributions to shareholders	(0.12)		(0.24)		(2.28)		(5.82)		(3.63)		(2.46)		(1.09)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—		—
Increase from regulatory settlements	—	(f)	—	(f)	—		—		—		—		—
Net Asset Value, End of Period	$12.81		$13.62		$9.49		$19.10		$26.17		$25.09		$22.42
Total return (g)	(5.10	)%(h)	45.94%		(42.41)%		(7.05	)%(h)	20.70%		24.66%		13.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.18	%(i)(j)	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%		1.08%
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses	1.18	%(i)(j)	1.17	%(i)	1.13	%(i)	1.07	%(i)(j)	1.05	%(i)	1.02%		1.08%
Waiver/Reimbursement	—		—		—		—		—		0.06	%(l)	0.07	%(l)
Net investment income	2.97	%(i)(j)	2.76	%(i)	3.20	%(i)	3.04	%(i)(j)	1.43	%(i)	1.69%		1.35%
Net assets, end of period (000s)	$1,113,484		$1,187,812		$844,122		$1,886,808		$2,651,855		$2,585,390		$2,577,677

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.13 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

(l)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% and 0.04% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$7.85		$4.98		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		(0.03)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.12		2.93		(5.03)
Total from investment operations	0.11		2.90		(5.02)
Less Distributions to Shareholders:
From net investment income	—		(0.03)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$7.96		$7.85		$4.98
Total return (d)(e)	1.40	%(f)	58.22%		(50.20	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.60	%(g)(h)	1.60	%(h)	1.60	%(g)(i)
Waiver/Reimbursement	3.26	%(g)	3.84%		7.19	%(g)
Net investment income (loss) (i)	(0.25	)%(g)(h)	(0.42	)%(h)	0.09	%(g)(i)
Portfolio turnover rate	76	%(f)	137%		168	%(f)
Net assets, end of period (000s)	$1,891		$1,990		$1,113

(a)  Class A shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$7.78		$4.95		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.04)		(0.08)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.11		2.91		(5.01)
Total from investment operations	0.07		2.83		(5.05)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$7.85		$7.78		$4.95
Total return (d)(e)	0.90	%(f)	57.17%		(50.50	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.35	%(g)(h)	2.35	%(h)	2.35	%(g)(i)
Waiver/Reimbursement	3.26	%(g)	3.84%		7.19	%(g)
Net investment loss	(1.04	)%(g)(h)	(1.15	)%(h)	(0.63	)%(g)(i)
Portfolio turnover rate	76	%(f)	137%		168	%(f)
Net assets, end of period (000s)	$1,480		$1,426		$886

(a)  Class C shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$7.83		$4.97		$10.00
Income from Investment Operations:
Net investment loss (b)	(0.02)		(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.12		2.93		(5.02)
Total from investment operations	0.10		2.88		(5.03)
Less Distributions to Shareholders:
From net investment income	—		(0.02)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$7.93		$7.83		$4.97
Total return (d)(e)	1.28	%(f)	57.86%		(50.30	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.85	%(g)(h)	1.85	%(h)	1.85	%(g)(i)
Waiver/Reimbursement	3.26	%(g)	3.84%		7.19	%(g)
Net investment loss	(0.53	)%(g)(h)	(0.62	)%(h)	(0.12	)%(g)(i)
Portfolio turnover rate	76	%(f)	137%		168	%(f)
Net assets, end of period (000s)	$997		$984		$621

(a)  Class R shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010		Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$7.88		$4.99		$10.00
Income from Investment Operations:
Net investment income (loss) (b)	—	(c)	(0.01)		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.11		2.94		(5.03)
Total from investment operations	0.11		2.93		(5.01)
Less Distributions to Shareholders:
From net investment income	—		(0.04)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)	—	(c)
Net Asset Value, End of Period	$7.99		$7.88		$4.99
Total return (d)(e)	1.40	%(f)	58.79%		(50.10	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.35	%(g)(h)	1.35	%(h)	1.35	%(g)(i)
Waiver/Reimbursement	3.26	%(g)	3.84%		7.19	%(g)
Net investment income (loss)	(0.03	)%(g)(h)	(0.13	)%(h)	0.35	%(g)(i)
Portfolio turnover rate	76	%(f)	137%		168	%(f)
Net assets, end of period (000s)	$1,168		$1,136		$707

(a)  Class Z shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.00		$6.76	$14.58	$14.85	$14.67		$11.41		$11.05
Income from Investment Operations:
Net investment income (loss) (c)	0.08		0.05	0.12 (d)	0.14 (e)	—	(f)	0.09		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)		3.44	(7.82)	1.54	1.38		3.74		0.51
Total from investment operations	(0.11)		3.49	(7.70)	1.68	1.38		3.83		0.56
Less Distributions to Shareholders:
From net investment income	—		(0.25)	—	(0.16)	(0.04)		(0.10)		(0.04)
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	—		(0.25)	(0.12)	(1.95)	(1.20)		(0.57)		(0.20)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—	—	—	—		—		—
Net Asset Value, End of Period	$9.89		$10.00	$6.76	$14.58	$14.85		$14.67		$11.41
Total return (g)	(1.10	)%(h)	51.97%	(53.26)%	10.55%	10.52	%(h)	35.26%		5.24%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.45	%(j)	1.47%	1.52%	1.44%	1.40	%(j)	1.34%		1.37%
Interest expense	—		—	—	—	—	%(j)(k)	—	%(k)	—	%(k)
Net expenses (i)	1.45	%(j)	1.47%	1.52%	1.44%	1.40	%(j)	1.34%		1.37%
Net investment income (loss) (i)	1.53	%(j)	0.50%	1.05%	0.90%	(0.03	)%(j)	0.74%		0.47%
Portfolio turnover rate	60	%(h)	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$140,430		$168,801	$198,012	$599,356	$452,047		$150,043		$52,794

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.51		$6.38	$13.87	$14.23	$14.17		$11.05		$10.75
Income from Investment Operations:
Net investment income (loss) (c)	0.04		(0.03)	0.03 (d)	0.03 (e)	(0.08)		0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)		3.27	(7.40)	1.46	1.30		3.59		0.49
Total from investment operations	(0.14)		3.24	(7.37)	1.49	1.22		3.60		0.46
Less Distributions to Shareholders:
From net investment income	—		(0.11)	—	(0.06)	—		(0.01)		—
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	—		(0.11)	(0.12)	(1.85)	(1.16)		(0.48)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—	—	—	—		—		—
Net Asset Value, End of Period	$9.37		$9.51	$6.38	$13.87	$14.23		$14.17		$11.05
Total return (g)	(1.47	)%(h)	50.91%	(53.60)%	9.68%	9.76	%(h)	34.22%		4.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	2.20	%(j)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Interest expense	—		—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	2.20	%(j)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Net investment income (loss) (i)	0.79	%(j)	(0.35)%	0.32%	0.22%	(0.63	)%(j)	0.12%		(0.28)%
Portfolio turnover rate	60	%(h)	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$14,415		$17,810	$15,281	$44,224	$40,953		$28,883		$16,618

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.51		$6.39	$13.88	$14.24	$14.18		$11.05		$10.75
Income from Investment Operations:
Net investment income (loss) (c)	0.04		(0.03)	0.03 (d)	0.02 (e)	(0.09)		0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)		3.26	(7.40)	1.47	1.31		3.60		0.49
Total from investment operations	(0.13)		3.23	(7.37)	1.49	1.22		3.61		0.46
Less Distributions to Shareholders:
From net investment income	—		(0.11)	—	(0.06)	—		(0.01)		—
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	—		(0.11)	(0.12)	(1.85)	(1.16)		(0.48)		(0.16)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—	—	—	—		—		—
Net Asset Value, End of Period	$9.38		$9.51	$6.39	$13.88	$14.24		$14.18		$11.05
Total return (g)	(1.37	)%(h)	50.67%	(53.57)%	9.67%	9.76	%(h)	34.32%		4.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	2.20	%(j)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Interest expense	—		—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	2.20	%(j)	2.22%	2.27%	2.19%	2.15	%(j)	2.09%		2.12%
Net investment income (loss) (i)	0.77	%(j)	(0.35)%	0.30%	0.16%	(0.69	)%(j)	0.05%		(0.28)%
Portfolio turnover rate	60	%(h)	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$37,527		$44,466	$38,668	$109,553	$86,563		$46,365		$19,530

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class R Shares	2010		2010	2009	2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$9.99		$6.73	$14.56	$14.84	$14.67		$13.76
Income from Investment Operations:
Net investment income (loss) (c)	0.06		0.01	0.06 (d)	0.08 (e)	(0.17)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)		3.45	(7.77)	1.56	1.51		0.92
Total from investment operations	(0.12)		3.46	(7.71)	1.64	1.34		0.91
Less Distributions to Shareholders:
From net investment income	—		(0.20)	—	(0.13)	(0.01)		—
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		—
Total distributions to shareholders	—		(0.20)	(0.12)	(1.92)	(1.17)		—
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—	—	—	—		—
Net Asset Value, End of Period	$9.87		$9.99	$6.73	$14.56	$14.84		$14.67
Total return (g)	(1.20	)%(h)	51.73%	(53.40)%	10.26%	10.25	%(h)	6.61	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.70	%(j)	1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Interest expense	—		—	—	—	—	%(j)(k)	—	%(j)(k)
Net expenses (i)	1.70	%(j)	1.72%	1.77%	1.69%	1.65	%(j)	1.64	%(j)
Net investment income (loss) (i)	1.25	%(j)	0.15%	0.58%	0.51%	(1.26	)%(j)	(0.30	)%(j)
Portfolio turnover rate	60	%(h)	116%	117%	116%	109	%(h)	118	%(h)
Net assets, end of period (000s)	$3,090		$3,327	$2,592	$3,724	$2,037		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010	2009	2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.15		$6.87	$14.79	$15.04	$14.83		$11.53		$11.15
Income from Investment Operations:
Net investment income (c)	0.09		0.06	0.15 (d)	0.20 (e)	0.05		0.13		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)		3.52	(7.95)	1.54	1.39		3.77		0.52
Total from investment operations	(0.10)		3.58	(7.80)	1.74	1.44		3.90		0.60
Less Distributions to Shareholders:
From net investment income	—	(f)	(0.30)	—	(0.20)	(0.07)		(0.13)		(0.06)
From net realized gains	—		—	(0.12)	(1.79)	(1.16)		(0.47)		(0.16)
Total distributions to shareholders	—	(f)	(0.30)	(0.12)	(1.99)	(1.23)		(0.60)		(0.22)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—	—	—	—		—		—
Net Asset Value, End of Period	$10.05		$10.15	$6.87	$14.79	$15.04		$14.83		$11.53
Total return (g)	(0.95	)%(h)	52.47%	(53.17)%	10.77%	10.81	%(h)	35.53%		5.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.20	%(j)	1.22%	1.27%	1.19%	1.15	%(j)	1.09%		1.12%
Interest expense	—		—	—	—	—	%(j)(k)	—	%(k)	—
Net expenses (i)	1.20	%(j)	1.22%	1.27%	1.19%	1.15	%(j)	1.09%		1.12%
Net investment income (i)	1.76	%(j)	0.65%	1.32%	1.23%	0.37	%(j)	1.08%		0.72%
Portfolio turnover rate	60	%(h)	116%	117%	116%	109	%(h)	118%		165%
Net assets, end of period (000s)	$878,560		$968,569	$824,068	$2,491,232	$2,322,301		$1,744,737		$991,889

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.68		$7.44		$15.77		$17.12		$16.39		$13.30		$12.00
Income from Investment Operations:
Net investment income (c)	0.13		0.13		0.26		0.28		0.16		0.21		0.13
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.41)		3.51		(8.33)		0.76		1.91		3.20		1.18
Total from investment operations	(0.28)		3.64		(8.07)		1.04		2.07		3.41		1.31
Less Distributions to Shareholders:
From net investment income	—		(0.43)		(0.07)		(0.28)		(0.18)		(0.27)		(0.01)
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	—		(0.43)		(0.26)		(2.39)		(1.34)		(0.32)		(0.01)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—		—
Increase from regulatory settlements	—		0.03		—		—		—		—		—
Net Asset Value, End of Period	$10.40		$10.68		$7.44		$15.77		$17.12		$16.39		$13.30
Total return (e)	(2.62	)%(f)	49.61%		(51.87)%		5.14%		13.55	%(f)	25.86%		10.88%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.31	%(g)(h)	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	1.31	%(g)(h)	1.26	%(g)	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	2.34	%(g)(h)	1.26	%(g)	2.05	%(g)	1.56	%(g)	1.06	%(g)(h)	1.43	%(i)	1.01	%(g)
Portfolio turnover rate	44	%(f)	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$21,868		$24,243		$16,936		$41,660		$42,865		$39,330		$28,527

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.75		$6.82		$14.47		$15.89		$15.31		$12.44		$11.30
Income from Investment Operations:
Net investment income (c)	0.08		0.06		0.17		0.15		0.05		0.16		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.38)		3.20		(7.63)		0.70		1.76		2.92		1.11
Total from investment operations	(0.30)		3.26		(7.46)		0.85		1.81		3.08		1.14
Less Distributions to Shareholders:
From net investment income	—		(0.36)		—		(0.16)		(0.07)		(0.16)		—
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	—		(0.36)		(0.19)		(2.27)		(1.23)		(0.21)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—		—
Increase from regulatory settlements	—		0.03		—		—		—		—		—
Net Asset Value, End of Period	$9.45		$9.75		$6.82		$14.47		$15.89		$15.31		$12.44
Total return (e)	(3.08	)%(f)	48.47%		(52.23)%		4.40%		12.76	%(f)	24.96%		10.09%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.06	%(g)(h)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	2.06	%(g)(h)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g(h)	1.89	%(i)	2.01	%(g)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	1.69	%(g)(h)	0.60	%(g)	1.44	%(g)	0.89	%(g)	0.36	%(g)(h)	1.19	%(i)	0.26	%(g)
Portfolio turnover rate	44	%(f)	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$788		$1,190		$1,098		$3,545		$4,587		$4,712		$9,976

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.63		$6.73		$14.29		$15.72		$15.16		$12.32		$11.20
Income from Investment Operations:
Net investment income (c)	0.08		0.05		0.16		0.13		0.05		0.09		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.37)		3.18		(7.53)		0.71		1.74		2.96		1.09
Total from investment operations	(0.29)		3.23		(7.37)		0.84		1.79		3.05		1.12
Less Distributions to Shareholders:
From net investment income	—		(0.36)		—		(0.16)		(0.07)		(0.16)		—
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	—		(0.36)		(0.19)		(2.27)		(1.23)		(0.21)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—		—
Increase from regulatory settlements	—		0.03		—		—		—		—		—
Net Asset Value, End of Period	$9.34		$9.63		$6.73		$14.29		$15.72		$15.16		$12.32
Total return (e)	(3.01	)%(f)	48.67%		(52.26)%		4.37%		12.75	%(f)	24.96%		10.00%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.06	%(g)(h)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	2.06	%(g)(h)	2.01	%(g)	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	1.76	%(g)(h)	0.55	%(g)	1.38	%(g)	0.79	%(g)	0.34	%(g)(h)	0.70	%(i)	0.26	%(g)
Portfolio turnover rate	44	%(f)	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,160		$1,728		$1,349		$3,863		$3,533		$3,276		$2,563

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Period Ended March 31,
Class R Shares	2010		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.68		$7.44		$15.76		$17.12		$16.38		$15.44
Income from Investment Operations:
Net investment income (c)	0.12		0.09		0.21		0.06		0.12		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.42)		3.53		(8.30)		0.93		1.91		0.91
Total from investment operations	(0.30)		3.62		(8.09)		0.99		2.03		0.94
Less Distributions to Shareholders:
From net investment income	—		(0.41)		(0.04)		(0.24)		(0.13)		—
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		—
Total distributions to shareholders	—		(0.41)		(0.23)		(2.35)		(1.29)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Increase from regulatory settlements	—		0.03		—		—		—		—
Net Asset Value, End of Period	$10.38		$10.68		$7.44		$15.76		$17.12		$16.38
Total return (e)	(2.81	)%(f)	49.28%		(52.00)%		4.87%		13.31	%(f)	6.09	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.56	%(g)(h)	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.56	%(g)(h)	1.51	%(g)	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(h)(k)
Net investment income	2.25	%(g)(h)	0.86	%(g)	1.70	%(g)	0.31	%(g)	0.80	%(g)(h)	0.85	%(h)(i)
Portfolio turnover rate	44	%(f)	127%		83%		78%		73	%(f)	74%
Net assets, end of period (000s)	$230		$289		$112		$196		$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.81		$7.52		$15.96		$17.29		$16.58		$13.44		$12.13
Income from Investment Operations:
Net investment income (c)	0.14		0.17		0.29		0.32		0.19		0.24		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(0.41)		3.55		(8.43)		0.78		1.93		3.25		1.19
Total from investment operations	(0.27)		3.72		(8.14)		1.10		2.12		3.49		1.35
Less Distributions to Shareholders:
From net investment income	—		(0.46)		(0.11)		(0.32)		(0.25)		(0.30)		(0.04)
From net realized gains	—		—		(0.19)		(2.11)		(1.16)		(0.05)		—
Total distributions to shareholders	—		(0.46)		(0.30)		(2.43)		(1.41)		(0.35)		(0.04)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—		—
Increase from regulatory settlements	—		0.03		—		—		—		—		—
Net Asset Value, End of Period	$10.54		$10.81		$7.52		$15.96		$17.29		$16.58		$13.44
Total return (e)	(2.50	)%(f)	50.09%		(51.76)%		5.42%		13.73	%(f)	26.24%		11.10%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.06	%(g)(h)	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)
Interest expense	—	%(h)(j)	—	%(j)	—		—	%(j)	—	%(h)(j)	—		—	%(j)
Net expenses	1.06	%(g)(h)	1.01	%(g)	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)
Waiver/Reimbursement	—		—		—		—		—		0.08	%(k)	0.12	%(k)
Net investment income	2.60	%(g)(h)	1.59	%(g)	2.28	%(g)	1.79	%(g)	1.26	%(g)(h)	1.68	%(i)	1.26	%(g)
Portfolio turnover rate	44	%(f)	127%		83%		78%		73	%(f)	74%		153%
Net assets, end of period (000s)	$1,209,324		$1,375,538		$1,155,598		$2,549,057		$2,352,583		$1,841,838		$1,199,712

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, and 0.09% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – International/Global Stock Funds

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Global Value Fund

Columbia International Value Fund

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Investment Objectives

Columbia Global Value Fund and Columbia International Value Fund each seek long-term capital appreciation. Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund each seek long-term growth of capital. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statements of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio (88.4% at August 31, 2010). The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by the investment adviser, not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Global Value Fund and Columbia International Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Marsico Global Fund offers four classes of shares: Class A, Class C, Class R and Class Z shares. Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors. Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund no longer accept investments from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

International/Global Stock Funds, August 31, 2010 (Unaudited)

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

International/Global Stock Funds, August 31, 2010 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Funds may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors in the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends

International/Global Stock Funds, August 31, 2010 (Unaudited)

to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually by each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

	Ordinary Income*	Long-Term Capital Gains
Columbia Global Value Fund	$3,485,743	$—
Columbia International Value Fund	25,561,282	—
Columbia Marsico Global Fund	15,304	—
Columbia Marsico International Opportunities Fund	37,659,160	—
Columbia Multi-Advisor International Equity Fund	62,930,518	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

International/Global Stock Funds, August 31, 2010 (Unaudited)

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Global Value Fund	$5,759,600	$(23,112,679)	$(17,353,079)
Columbia International Value Fund	N/A*	N/A*	N/A*
Columbia Marsico Global Fund	625,726	(147,358)	478,368
Columbia Marsico International Opportunities Fund	145,186,940	(27,811,929)	117,375,011
Columbia Multi-Advisor International Equity Fund	150,124,410	(55,421,644)	94,702,766

*  See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2017	2018	Total
Columbia Global Value Fund	$18,857,402	$47,353,774	$66,211,176
Columbia International Value Fund	—	185,725,377	185,725,377
Columbia Marsico Global Fund	698,414	1,180,712	1,879,126
Columbia Marsico International Opportunities Fund	417,923,082	420,548,594	838,471,676
Columbia Multi-Advisor International Equity Fund	250,073,781	404,868,172	654,941,953

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Funds. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its

International/Global Stock Funds, August 31, 2010 (Unaudited)

name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Marsico Global Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services and a portion of the administrative services through its investment in the Master Portfolio (see Notes to Financial Statements of the Master Portfolio).

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Funds under the same fee structure.

For the six month period ended August 31, 2010, the annualized effective investment advisory fee rates for the Funds, net of any fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Effective Rates
Columbia Global Value Fund	0.90%
Columbia Marsico Global Fund	0.80%
Columbia Marsico International Opportunities Fund	0.80%
Columbia Multi-Advisor International Equity Fund	0.66%

Prior to the Closing, to the extent that the Funds were not benefitting from a separate contractual expense limitation arrangement, Columbia contractually agreed to waive a portion of its advisory fees for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund. The New Advisor has contractually agreed to extend this waiver through June 30, 2011.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC ("Marsico") based on the annualized rate of 0.45% of each Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 to which Marsico is entitled from each Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represented the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund was calculated as follows:

Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (vii) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by the New Advisor to serve as the investment sub-advisor to Columbia Global Value Fund. As the

International/Global Stock Funds, August 31, 2010 (Unaudited)

sub-advisor, and subject to the oversight of the New Advisor and the Fund's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Advisor, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Marsico has also been retained by Columbia to serve as the investment sub-advisor to Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund, and Columbia Multi-Advisor International Equity Fund. Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that the Fund is managed by more than one sub-advisor. The New Advisor and Marsico are co-investment sub-advisors of the Fund.

Pursuant to the sub-advisory agreement, the New Advisor, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee for its services provided to Columbia Multi-Advisor International Equity Fund and Columbia Marsico International Opportunities Fund at the following annual rates:

Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund Variable Series; and (vi) any future Columbia international equity fund sub-advised by Marsico which the New Advisor and Marsico mutually agree in writing.

The New Advisor, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee for its services provided to Columbia Marsico Global Fund, based on the Fund's average daily net assets, at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Assets up to $1.5 billion	0.45%
Assets in excess of $1.5 billion and up to $3 billion	0.40%
Assets in excess of $3 billion	0.35%

Prior to the Closing, Brandes and Marsico provided sub-advisory services to the Funds under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Funds under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Funds, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee based on each Fund's average daily net assets at the following annual rates, less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Global Value Fund	0.17%
Columbia International Value Fund	0.17%
Columbia Marsico Global Fund	0.22%
Columbia Marsico International Opportunities Fund	0.22%
Columbia Multi-Advisor International Equity Fund	0.17%

Prior to the Closing, Columbia provided administrative services to the Funds at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Funds entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each Fund except

International/Global Stock Funds, August 31, 2010 (Unaudited)

Columbia International Value Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund except Columbia International Value Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). In addition, Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each investment sub-advisor managing a portion of the Fund. The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds' portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Funds. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to January 1, 2010, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

International/Global Stock Funds, August 31, 2010 (Unaudited)

For the six month period ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares were as follows:

	Front End Sales Charge		CDSC
	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$—	$—	$—	$313
Columbia International Value Fund	9,207	930	770	2,793
Columbia Marsico Global Fund	380	—	—	—
Columbia Marsico International Opportunities Fund	3,863	77	20,715	873
Columbia Multi-Advisor International Equity Fund	1,131	—	1,543	—

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Funds' shares. There were no changes to the underwriting discount structure of the Funds or the service or distribution fee rates paid by the Funds as a result of the Transaction.

Expense Limits and Fee Waivers

Effective July 1, 2010, the New Advisor has voluntarily agreed to bear a portion of Columbia Marsico Global Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. This arrangement may be modified or terminated by the New Advisor at any time. For the period May 1, 2010 through June 30, 2010, the New Advisor contractually agreed to bear a portion of Columbia Marsico Global Fund's expenses at the same rate. Prior to May 1, 2010, Columbia contractually agreed to reimburse a portion of Columbia Marsico Global Fund's expenses at the same rate.

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the expenses of Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund so that each Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from

International/Global Stock Funds, August 31, 2010 (Unaudited)

the Funds' custodian, do not exceed the annual rate of 1.35% of each Fund's average daily net assets. These arrangements may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Funds' expenses in the same manner.

The New Advisor is entitled to recover from Columbia Global Value Fund and Columbia Marsico Global Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from Columbia Global Value Fund and Columbia Marsico Global Fund in the same manner.

At August 31, 2010, the amounts recoverable by the New Advisor pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring:				Total Potential	Amount Expired	Amount Recovered During the Six Months Ended
	2/28/2014	2/28/2013	2/29/2012	Recovery	8/31/2010	8/31/2010
Columbia Global Value Fund	$104,470	$120,658	$—	$225,128	$—	$—
Columbia Marsico Global Fund	93,140	178,993	272,206	544,339	—	—

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Funds are employees of the New Advisor or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, each Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statements of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statements of Assets and Liabilities.

Other Related Party Transactions

Prior to the Closing, the Funds used one or more brokers that were affiliates of BOA in connection with the purchase and sale of their securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were as follows:

Amount
Columbia Global Value Fund	$628
Columbia Marsico Global Fund	73
Columbia Marsico International Opportunities Fund	9,010
Columbia Multi-Advisor International Equity Fund	5,099

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These

International/Global Stock Funds, August 31, 2010 (Unaudited)

credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the six month period ended August 31, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia International Value Fund	$1
Columbia Marsico Global Fund	5
Columbia Marsico International Opportunities Fund	11
Columbia Multi-Advisor International Equity Fund	8

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Columbia Multi-Advisor International Equity Fund uses derivatives instruments including futures contracts, foreign forward currency exchange contracts and written options contracts in order to meet its investment objectives. Columbia Multi-Advisor International Equity Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, Columbia Multi-Advisor International Equity Fund may not achieve its investment objectives.

In pursuit of its investment objectives, Columbia Multi-Advisor International Equity Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following provides more detailed information about each derivative type held by the Columbia Multi-Advisor International Equity Fund:

Forward Foreign Currency Exchange Contracts—Columbia Multi-Advisor International Equity Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be

International/Global Stock Funds, August 31, 2010 (Unaudited)

exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended August 31, 2010, Columbia Multi-Advisor International Equity Fund entered into 139 forward foreign currency exchange contracts.

Futures Contracts—Columbia Multi-Advisor International Equity Fund entered into stock index futures contracts to manage its exposure to the securities markets.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended August 31, 2010, the Fund entered into 51 futures contracts.

Options—Columbia Multi-Advisor International Equity Fund wrote covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

Columbia Multi-Advisor International Equity Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended August 31, 2010, Columbia Multi-Advisor International Equity Fund entered into 10,721 written options contracts.

International/Global Stock Funds, August 31, 2010 (Unaudited)

The following table is a summary of the value of Columbia Multi-Advisor International Equity Fund's derivative instruments as of August 31, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liabilities	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$995,172	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$1,120,505
		Written Options	100,820

The effect of derivative instruments on Columbia Multi-Advisor International Equity Fund's Statement of Operations for the six month period ended August 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures contracts	Equity Risk	$(197,942)	—
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	(6,551,436)	$3,799,233
Written options	Equity Risk	215,134	(103,521)

Note 7. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Global Value Fund	$—	$9,945,256
Columbia Marsico Global Fund	4,189,628	4,122,268
Columbia Marsico International Opportunities Fund	657,492,191	733,413,369
Columbia Multi-Advisor International Equity Fund	573,565,692	677,269,661

Note 8. Regulatory Settlements

During the six month period ended August 31, 2010 and the year ended February 28, 2010, the following Funds received payments relating to certain regulatory settlements with third parties that the Funds had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets. The payments were as follows:

	8/31/2010	2/28/2010
Columbia Global Value Fund	$48,500	$—
Columbia International Value Fund	65,195	417,242	*
Columbia Multi-Advisor International Equity Fund	—	4,074,606

*  Allocated from Master Portfolio

International/Global Stock Funds, August 31, 2010 (Unaudited)

Note 9. Redemption Fees

Effective March 1, 2010, the Funds no longer assess a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Funds, were accounted for as an addition to paid-in capital and were allocated to each class of the Funds based on the relative net assets at the time of the redemption. For the six month period ended August 31, 2010, the Funds assessed redemption fees as follows:

	Redemption Fee
	Class A	Class B	Class C	Class R	Class Z
Columbia International Value Fund	$523	$11	$89	$—	$1,774
Columbia Marsico International Opportunities Fund	460	51	127	10	2,814
Columbia Multi-Advisor International Equity Fund	88	4	7	1	4,981

Note 10. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, Columbia Multi-Advisor International Equity Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $12,262,500 at a weighted average interest rate of 1.52%.

Note 11. Shareholder Concentration

As of August 31, 2010, certain shareholder accounts owned of record more than 10% of the outstanding shares of one or more of the Funds. The number of accounts and aggregate percentages of shares outstanding held therein are as follows:

	Number of Accounts	% of Shares Outstanding Held
Columbia Global Value Fund	2	35.3
Columbia International Value Fund	2	46.6
Columbia Marsico Global Fund	1	71.8
Columbia Marsico International Opportunities Fund	1	50.4
Columbia Multi-Advisor International Equity Fund	2	70.2

Note 12. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

International/Global Stock Funds, August 31, 2010 (Unaudited)

In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other

International/Global Stock Funds, August 31, 2010 (Unaudited)

adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of Columbia Global Value Fund into Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund). Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Semiannual Report (Unaudited)

August 31, 2010

The following pages should be read in conjunction with Columbia International Value Fund's Semiannual Report.

Investment Portfolio – Columbia International Value Master Portfolio

August 31, 2010 (Unaudited)

Common Stocks – 97.9%
	Shares	Value ($)
Consumer Discretionary – 8.2%
Automobiles – 2.4%
Nissan Motor Co., Ltd. (a)	1,330,900	10,138,539
Renault SA (a)	125,200	5,062,892
Toyota Motor Corp.	773,400	26,246,199
Automobiles Total		41,447,630
Household Durables – 1.5%
Sony Corp.	897,900	25,131,241
Household Durables Total		25,131,241
Media – 1.4%
ITV PLC (a)	27,185,276	23,281,254
Media Total		23,281,254
Multiline Retail – 1.5%
Marks & Spencer Group PLC, ADR	2,485,740	26,444,296
Multiline Retail Total		26,444,296
Specialty Retail – 1.4%
Kingfisher PLC	7,819,700	24,453,054
Specialty Retail Total		24,453,054
Consumer Discretionary Total		140,757,475
Consumer Staples – 11.6%
Food & Staples Retailing – 8.7%
Carrefour SA	891,160	40,339,901
J Sainsbury PLC	4,965,329	27,828,456
Koninklijke Ahold NV	2,496,732	30,672,270
Seven & I Holdings Co., Ltd.	1,041,300	23,752,712
Wm. Morrison Supermarkets PLC	6,214,365	27,654,424
Food & Staples Retailing Total		150,247,763
Food Products – 1.4%
Unilever NV	904,049	24,153,425
Food Products Total		24,153,425
Tobacco – 1.5%
Japan Tobacco, Inc.	8,359	25,926,799
Tobacco Total		25,926,799
Consumer Staples Total		200,327,987
Energy – 5.6%
Oil, Gas & Consumable Fuels – 5.6%
BP PLC	3,064,170	17,797,679
ENI SpA	2,114,387	41,787,833
Petroleo Brasileiro SA, ADR	170,243	5,032,383
Total SA	702,481	32,710,759
Oil, Gas & Consumable Fuels Total		97,328,654
Energy Total		97,328,654

	Shares	Value ($)
Financials – 19.3%
Capital Markets – 1.4%
Deutsche Bank AG, Registered Shares	132,250	8,306,761
UBS AG, Registered Shares (a)	975,930	16,422,560
Capital Markets Total		24,729,321
Commercial Banks – 9.8%
Barclays PLC	4,818,407	22,145,648
Chuo Mitsui Trust Holdings, Inc.	1,436,000	5,083,984
Credit Agricole SA	683,932	8,561,005
HSBC Holdings PLC	983,039	9,685,189
Intesa Sanpaolo SpA	8,435,186	23,507,200
Mitsubishi UFJ Financial Group, Inc.	4,958,431	23,623,174
Mizuho Financial Group, Inc.	11,539,600	17,676,290
Natixis (a)	3,977,546	21,542,678
San-In Godo Bank Ltd.	233,000	1,631,407
Sumitomo Mitsui Financial Group, Inc.	781,042	23,204,650
UniCredit SpA	3,651,500	8,509,090
Yamaguchi Financial Group, Inc.	425,000	4,015,673
Commercial Banks Total		169,185,988
Consumer Finance – 0.1%
Takefuji Corp.	340,590	817,016
Consumer Finance Total		817,016
Insurance – 8.0%
Aegon NV (a)	5,311,757	27,180,497
MS & AD Insurance Group Holdings	1,373,000	30,681,796
NKSJ Holdings, Inc. (a)	2,857,000	16,035,687
Swiss Reinsurance Co., Ltd., Registered Shares	740,500	30,706,280
Tokio Marine Holdings, Inc.	1,021,900	27,362,089
XL Group PLC	354,150	6,342,827
Insurance Total		138,309,176
Financials Total		333,041,501
Health Care – 12.8%
Pharmaceuticals – 12.8%
Astellas Pharma, Inc.	635,900	21,937,375
AstraZeneca PLC	716,285	35,395,791
Daiichi Sankyo Co., Ltd.	852,600	16,998,636
GlaxoSmithKline PLC	2,198,848	41,200,834
Ono Pharmaceutical Co., Ltd.	730,800	32,076,934
Sanofi-Aventis SA	697,686	39,886,421

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

August 31, 2010 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Taisho Pharmaceutical Co., Ltd.	382,000	7,614,680
Takeda Pharmaceutical Co., Ltd.	565,400	25,947,080
Pharmaceuticals Total		221,057,751
Health Care Total		221,057,751
Industrials – 1.1%
Commercial Services & Supplies – 1.1%
Dai Nippon Printing Co., Ltd.	1,555,000	18,034,319
Commercial Services & Supplies Total		18,034,319
Industrials Total		18,034,319
Information Technology – 13.3%
Communications Equipment – 4.2%
Alcatel-Lucent (a)	9,071,300	23,292,644
Nokia Oyj	2,979,465	25,474,137
Telefonaktiebolaget LM Ericsson, Class B	2,383,768	23,064,635
Communications Equipment Total		71,831,416
Computers & Peripherals – 0.6%
NEC Corp.	3,879,000	9,916,471
Computers & Peripherals Total		9,916,471
Electronic Equipment, Instruments & Components – 3.4%
FUJIFILM Holdings Corp.	890,505	26,954,448
TDK Corp.	185,000	9,688,179
Tyco Electronics Ltd.	861,543	21,125,035
Electronic Equipment, Instruments & Components Total		57,767,662
Office Electronics – 2.0%
Canon, Inc.	855,200	34,947,267
Office Electronics Total		34,947,267
Semiconductors & Semiconductor Equipment – 3.1%
Rohm Co., Ltd.	551,500	33,196,267
STMicroelectronics NV	3,166,900	21,037,906
Semiconductors & Semiconductor Equipment Total		54,234,173
Information Technology Total		228,696,989
Materials – 2.3%
Chemicals – 1.0%
Akzo Nobel NV	320,500	16,872,035
Chemicals Total		16,872,035
Construction Materials – 1.3%
Cemex SAB de CV, ADR (a)	2,572,781	19,939,053
Italcementi SpA	890,500	3,610,781
Construction Materials Total		23,549,834
Materials Total		40,421,869

	Shares	Value ($)
Telecommunication Services – 21.0%
Diversified Telecommunication Services – 18.0%
Brasil Telecom SA, ADR (Ordinary) (a)	199,977	1,723,802
Brasil Telecom SA, ADR (Preference) (a)	352,511	6,778,787
Deutsche Telekom AG, Registered Shares	3,845,600	50,424,558
France Telecom SA	1,838,170	37,266,329
Nippon Telegraph & Telephone Corp.	942,500	40,530,208
Portugal Telecom SGPS SA, ADR	2,447,076	28,557,377
Swisscom AG, ADR	688,200	26,794,998
Tele Norte Leste Participacoes SA, ADR	691,100	9,371,316
Telecom Corp. of New Zealand Ltd., ADR	1,486,604	10,465,692
Telecom Italia SpA	16,491,810	22,230,327
Telecom Italia SpA, Savings Shares	32,972,210	36,141,530
Telefonica SA, ADR	362,381	24,101,961
Telefonos de Mexico SA de CV, ADR, Class L	1,158,962	16,190,699
Diversified Telecommunication Services Total		310,577,584
Wireless Telecommunication Services – 3.0%
SK Telecom Co., Ltd.	160,077	21,554,471
SK Telecom Co., Ltd., ADR	617,639	9,894,577
Tim Participacoes SA, ADR	127,738	3,652,029
Vivo Participacoes SA, ADR	228,230	5,477,520
Vodafone Group PLC	4,677,390	11,296,505
Wireless Telecommunication Services Total		51,875,102
Telecommunication Services Total		362,452,686
Utilities – 2.7%
Electric Utilities – 2.7%
Centrais Electricas Brasileiras SA, ADR	2,512,340	31,052,522
Korea Electric Power Corp., ADR (a)	1,294,050	15,929,756
Electric Utilities Total		46,982,278
Utilities Total		46,982,278
Total Common Stocks (cost of $2,175,877,763)		1,689,101,509

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

August 31, 2010 (Unaudited)

Preferred Stock – 0.9%
	Shares	Value ($)
Consumer Discretionary – 0.9%
Automobiles – 0.9%
Volkswagen AG	152,159	15,100,293
Automobiles Total		15,100,293
Consumer Discretionary Total		15,100,293
Total Preferred Stock (cost of $13,269,366)		15,100,293
Short-Term Obligation – 0.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value $5,733,594 (repurchase proceeds $5,619,028)	5,619,000	5,619,000
Total Short-Term Obligation (cost of $5,619,000)		5,619,000
Total Investments – 99.1% (cost of $2,194,766,129) (b)		1,709,820,802
Other Assets & Liabilities, Net – 0.9%		15,065,751
Net Assets – 100.0%		1,724,886,553

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $2,194,766,129.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Master Portfolio's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$140,757,475	$—	$140,757,475
Consumer Staples	—	200,327,987	—	200,327,987
Energy	5,032,383	92,296,271	—	97,328,654
Financials	6,342,827	326,698,674	—	333,041,501
Health Care	—	221,057,751	—	221,057,751
Industrials	—	18,034,319	—	18,034,319
Information Technology	21,125,035	207,571,954	—	228,696,989
Materials	19,939,053	20,482,816	—	40,421,869
Telecommunication Services	116,213,760	246,238,926	—	362,452,686
Utilities	46,982,278	—	—	46,982,278
Total Common Stocks	215,635,336	1,473,466,173	—	1,689,101,509
Total Preferred Stock	—	15,100,293	—	15,100,293
Total Short-Term Obligation	—	5,619,000	—	5,619,000
Total Investments	$215,635,336	$1,494,185,466	$—	$1,709,820,802

The Master Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Master Portfolio was invested in the following countries at August 31, 2010.

Summary of Securities by Country	Value	% of Total Investments
Japan	$539,169,119	31.5
United Kingdom	267,183,131	15.6
France	208,662,630	12.2
Italy	135,786,762	7.9
Netherlands	119,916,133	7.0
Switzerland	95,048,872	5.6
Germany	73,831,613	4.3
Brazil	63,088,359	3.7
South Korea	47,378,803	2.8
Mexico	36,129,752	2.1
Portugal	28,557,377	1.7
Finland	25,474,137	1.5
Spain	24,101,960	1.4
Sweden	23,064,635	1.4
New Zealand	10,465,692	0.6
Bermuda	6,342,827	0.4
United States*	5,619,000	0.3
	$1,709,820,802	100.0

*  Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia International Value Master Portfolio

August 31, 2010 (Unaudited)

		($)
Assets	Investments, at identified cost	2,194,766,129
	Investments, at value	1,709,820,802
	Cash	613
	Foreign currency (cost of $188,200)	187,379
	Receivable for:
	Dividends	16,250,736
	Interest	28
	Prepaid expenses	41,417
	Total Assets	1,726,300,975
Liabilities	Payable for:
	Investment advisory fee	1,203,940
	Administration fee	65,229
	Pricing and bookkeeping fees	13,611
	Trustees' fees	34,439
	Custody fee	54,166
	Interest payable	1,282
	Other liabilities	41,755
	Total Liabilities	1,414,422
	Net Assets	1,724,886,553

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia International Value Master Portfolio

For the Six Months Ended August 31, 2010 (Unaudited)

		($)
Investment Income	Dividends	46,678,674
	Interest	7,389
	Foreign taxes withheld	(7,511,786)
	Total Investment Income	39,174,277
Expenses	Investment advisory fee	7,373,345
	Administration fee	402,656
	Pricing and bookkeeping fees	75,949
	Trustees' fees	14,227
	Custody fee	218,479
	Other expenses	66,375
	Expenses before interest expense	8,151,031
	Interest expense	4,613
	Total Expenses	8,155,644
	Custody earnings credits	(8)
	Net Expenses	8,155,636
	Net Investment Income	31,018,641
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized loss on:
	Investments	(64,448,213)
	Foreign currency transactions	(361,041)
	Net realized loss	(64,809,254)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(61,638,802)
	Foreign currency translations	(10,695)
	Net change in unrealized appreciation (depreciation)	(61,649,497)
	Net Loss	(126,458,751)
	Net Decrease Resulting from Operations	(95,440,110)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations	Net investment income	31,018,641	54,408,130
	Net realized loss on investments and foreign currency transactions	(64,809,254)	(188,165,255)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(61,649,497)	712,243,777
	Net Increase (Decrease) Resulting from Operations	(95,440,110)	578,486,652
	Contributions	281,411,688	554,246,078
	Withdrawals	(357,451,536)	(587,073,502)
	Increase from regulatory settlements	—	494,889
	Total Increase (Decrease) in Net Assets	(171,479,958)	546,154,117
Net Assets	Beginning of period	1,896,366,511	1,350,212,394
	End of period	1,724,886,553	1,896,366,511

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Master Portfolio

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
	2010		2010	2009	2008 (a)		2007	2006	2005
Total return	(4.78	)%(b)	46.24%	(42.12)%	(6.79	)%(b)	20.95%	24.88%	13.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.86	%(d)	0.87%	0.84%	0.81	%(d)	0.80%	0.80%	0.86%
Interest expense (e)	—	%(d)	—%	—%	—	%(d)	—%	—%	—%
Net expenses (c)	0.86	%(d)	0.87%	0.84%	0.81	%(d)	0.80%	0.80%	0.86%
Waiver/Reimbursement	—		—	—	—		—	—	0.05%
Net investment income (c)	3.28	%(d)	3.08%	3.58%	3.27	%(d)	1.66%	1.88%	1.57%
Portfolio turnover rate	7	%(b)	22%	5%	24	%(b)	19%	20%	21%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia International Value Master Portfolio

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at August 31, 2010:

Columbia International Value Master Portfolio*:
Columbia International Value Fund (the "Feeder Fund")	88.4%
Columbia Management Private Funds VII, LLC—International Value Fund	11.6%

*  The Master Portfolio serves as a master portfolio for the Columbia International Value Fund which operates as a feeder fund in a master/feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Columbia International Value Master Portfolio, August 31, 2010 (Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Master Portfolio becomes aware of such, net of any non-reclaimable tax withholdings.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains (losses) of the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Columbia International Value Master Portfolio, August 31, 2010 (Unaudited)

Foreign Tax

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$150,442,547
Unrealized depreciation	(635,387,874)
Net unrealized appreciation	$(484,945,327)

Management is required to determine whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Master Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Master Portfolio. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Master Portfolio and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Master Portfolio's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Master Portfolio under the same fee structure.

For the six month period ended August 31, 2010, the annualized effective investment advisory fee rate for the Master Portfolio was 0.78% of the Master Portfolio's average daily net assets.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by the New Advisor to serve as the investment

Columbia International Value Master Portfolio, August 31, 2010 (Unaudited)

sub-advisor to the Master Portfolio. As the sub-advisor, and subject to the oversight of the New Advisor and the Master Portfolio's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. The New Advisor, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Prior to the Closing, Brandes provided sub-advisory services to the Master Portfolio under the same fee structure in accordance with an agreement with Columbia.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Master Portfolio under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Master Portfolio, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.05% of the Master Portfolio's average daily net assets, less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Master Portfolio at the same fee rate.

Pricing and Bookkeeping Fees

Prior to the Closing, the Master Portfolio entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Master Portfolio. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor and/or some of the Master Portfolio's other service providers voluntarily agreed to waive fees and/or reimburse the Master Portfolio for certain expenses so that the Master Portfolio's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. These arrangements may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Master Portfolio's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Master Portfolio are employees of the New Advisor or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

Trustees are compensated for their services to the Master Portfolio, as set forth on the Statement of Operations. The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the

Columbia International Value Master Portfolio, August 31, 2010 (Unaudited)

participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected income earned on the plan participant's deferral account was based on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolio were $131,137,040 and $150,592,177, respectively.

Note 7. Regulatory Settlements

During the year ended February 28, 2010, the Master Portfolio received payments totaling $494,889 relating to certain regulatory settlements with third parties that the Master Portfolio had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Master Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by the Master Portfolio is limited to the lesser of $200,000,000 and the Master Portfolio's borrowing limit set forth in the Master Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $107,600,000 at a weighted average interest rate of 1.506%.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and

Columbia International Value Master Portfolio, August 31, 2010 (Unaudited)

granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. With respect to each Fund listed above other than Columbia Global Value Fund, Proposal 1, Proposal 2 and Proposal 3 were voted at the March 3, 2010 meeting of shareholders and Proposal 4 was voted on at an adjourned meeting of shareholders held on April 26, 2010.1 With respect to Columbia Global Value Fund, Proposal 2 was voted on at an adjourned meeting held on March 31, 2010 and Proposal 1, Proposal 3 and Proposal 4 were voted on at an adjourned meeting held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with CMIA was approved for each Fund listed above, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Global Value Fund	5,105,012	280,874	225,974	1,917,940
Columbia International Value Fund[2]	69,448,953	518,836	591,610	14,590,345
Columbia Marsico Global Fund	562,439	0	0	122,195
Columbia Marsico International Opportunities Fund	87,835,581	332,970	338,256	15,193,475
Columbia Multi-Advisor International Equity Fund	119,019,775	61,302	33,406	1,644,857

Proposal 2: A proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC. was approved for Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund and a proposed Investment Subadvisory Agreement with Brandes was approved for Columbia Global Value Fund, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Global Value Fund	5,078,690	246,776	164,754	1,956,121
Columbia International Value Fund[3]	69,465,425	504,384	589,589	14,590,346
Columbia Marsico Global Fund	561,802	637	0	122,195
Columbia Marsico International Opportunities Fund	87,849,713	342,977	314,123	15,193,469
Columbia Multi-Advisor International Equity Fund	119,023,365	55,034	36,083	1,644,859

1  As described in the proxy statement for the meeting, Columbia International Value Fund invests all or substantially all of its assets in Columbia International Value Master Portfolio (Master Portfolio), which is a fund series of Columbia Funds Master Investment Trust, LLC (Master Trust). As an interestholder in Master Trust, Columbia International Value Fund was asked to (i) approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (CMIA) for Master Portfolio; (ii) approve a proposed Investment Subadvisory Agreement with Brandes Investment Partners, L.P. (Brandes) for Master Portfolio; (iii) approve a proposal authorizing CMIA to enter into and materially amend subadvisory agreements for Master Portfolio in the future, with the approval of Master Trust's Board of Trustees, but without obtaining additional interestholder approval; and (iv) elect the seven Trustees of Master Trust's Board of Trustees. As an interest holder, the Columbia International Feeder Fund "passed through" its vote on the Master Portfolio and Master Trust proposals to its shareholders. Each proposal on behalf of Master Portfolio and Master Trust was approved.

2  As described in note 1, the shareholders of Columbia International Value Fund (along with other interestholders of Master Portfolio) also approved a proposed Investment Management Services Agreement with CMIA for Master Portfolio.

3  As described in note 1, the shareholders of Columbia International Value Fund (along with other interestholders of Master Portfolio) also approved a proposed Investment Subadvisory Agreement with Brandes for Master Portfolio.

Shareholder Meeting Results (continued)

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was not approved for Columbia Global Value Fund and was approved for each of the other Funds listed above, as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Global Value Fund	4,872,609	547,626	191,624	1,917,940
Columbia International Value Fund[4]	63,600,296	6,345,745	613,344	14,590,359
Columbia Marsico Global Fund	555,489	637	6,313	122,195
Columbia Marsico International Opportunities Fund	82,781,308	5,367,215	354,385	15,197,373
Columbia Multi-Advisor International Equity Fund	111,171,052	7,912,098	31,331	1,644,859

Proposal 4: Each of the nominees for trustee was elected to the Trust's Board of Trustees, each to hold office for an indefinite term, as follows5:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

4  As described in note 1, the shareholders of Columbia International Value Fund (along with other interestholders of Master Portfolio) also approved a proposal authorizing CMIA to enter into and materially amend subadvisory agreements for Master Portfolio in the future, with the approval of Master Trust's Board of Trustees, but without obtaining additional interestholder approval.

5  As described in note 1, the shareholders of Columbia International Value Fund (along with other interestholders of Master Trust) also elected each of the nominees for trustee to Master Trust's Board of Trustees, each to hold office for an indefinite term.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the International/Global Stock Funds listed on the front cover.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

International/Global Stock Funds
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1265 A (10/10)

Index Funds

> Columbia Large Cap Index Fund

> Columbia Large Cap Enhanced Core Fund

> Columbia Mid Cap Index Fund

> Columbia Small Cap Index Fund

Semiannual Report for the Period Ended August 31, 2010

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Large Cap Index Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	7,968	n/a
Class B	7,680	7,680
Class Z	8,175	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A	B		Z
Inception	10/10/95	9/23/05		12/15/93
Sales charge	without	without	with	without
6-month (cumulative)	–4.22	–4.60	–9.37	–4.07
1-year	4.52	3.72	–1.28	4.79
5-year	–1.27	–1.99	–2.37	–1.01
10-year	–2.25	–2.60	–2.60	–2.00

Average annual total return as of 09/30/10 (%)

Share class	A	B		Z
Sales charge	without	without	with	without
6-month (cumulative)	–1.61	–1.99	–6.89	–1.48
1-year	9.76	8.92	3.92	10.01
5-year	0.28	–0.47	–0.85	0.53
10-year	–0.86	–1.23	–1.23	–0.62

The “with sales charge” returns include the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B shares commenced operations on September 23, 2005 and have no performance prior to that date. Performance prior to September 23, 2005 is that of Class A shares at net asset value with no distribution and service (12b-1 fees) of 0.25%. If Class B shares’ distribution and service (12b-1) fees had been reflected, total returns would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–4.22% Class A shares

–4.04% S&P 500 Index[1]

Annual operating expense ratio (%)*

Class A	0.45
Class B	1.20
Class Z	0.20
*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	20.35
Class B	20.36
Class Z	20.44
Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.05
Class B	0.03
Class Z	0.06
[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses – Columbia Large Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	957.80	1,023.24	1.92	1.99	0.39
Class B	1,000.00	1,000.00	954.00	1,019.46	5.61	5.80	1.14
Class Z	1,000.00	1,000.00	959.30	1,024.50	0.69	0.71	0.14

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Performance Information – Columbia Large Cap Enhanced Core Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)
Class A	8,271
Class R	8,167
Class Y	8,491
Class Z	8,491

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A	R	Y	Z
Inception	07/31/96	01/23/06	07/15/09	07/31/96
6-month (cumulative)	–4.74	–4.88	–4.60	–4.62
1-year	4.16	3.83	4.55	4.40
5-year	–1.49	–1.74	–1.24	–1.25
10-year	–1.88	–2.00	–1.62	–1.62

Average annual total return as of 09/30/10 (%)

Share class	A	R	Y	Z
6-month (cumulative)	–1.75	–1.88	–1.60	–1.62
1-year	9.16	8.94	9.68	9.43
5-year	–0.05	–0.30	0.23	0.20
10-year	–0.43	–0.56	–0.17	–0.18

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares, Class Y shares, and Class Z shares, each sold at net asset value (NAV), have limited eligibility and the investment minimum requirement may vary. The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee. The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. Only eligible investors may purchase Class R shares, Class Y shares, and Class Z shares of the fund, directly or by exchange. Please see the fund’s prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–4.74% Class A shares

–4.04% S&P 500 Index[1]

Annual operating expense ratio (%)*

Class A	0.93
Class R	1.18
Class Y	0.57
Class Z	0.68

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion fee waivers and expense reimbursements as well as different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	10.21
Class R	10.19
Class Y	10.19
Class Z	10.19
Distributions declared per share

03/01/10 – 08/31/10 ($)
Class A	0.01
Class R	0.01
Class Y	0.02
Class Z	0.02
[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Understanding Your Expenses – Columbia Large Cap Enhanced Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	952.60	1,020.42	4.68	4.84	0.95
Class R	1,000.00	1,000.00	951.20	1,019.16	5.90	6.11	1.20
Class Y	1,000.00	1,000.00	954.00	1,022.23	2.91	3.01	0.59
Class Z	1,000.00	1,000.00	953.80	1,021.68	3.45	3.57	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Performance Information – Columbia Mid Cap Index Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)
Class A	14,450
Class Z	14,817

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A	Z
Inception	05/31/00	03/31/00
6-month (cumulative)	–1.80	–1.66
1-year	11.43	11.71
5-year	1.41	1.67
10-year	3.75	4.01

Average annual total return as of 09/30/10 (%)

Share class	A	Z
6-month (cumulative)	1.98	2.12
1-year	17.24	17.54
5-year	3.43	3.70
10 year	4.93	5.20

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–1.80% Class A shares

–1.56% S&P MidCap 400 Index[1]

Annual operating expense ratio (%)*

Class A	0.50
Class Z	0.25

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	9.27
Class Z	9.25
Distribution declared per share

03/01/10 – 08/31/10 ($)
Class A	0.00	*
Class Z	0.00	*
*	Rounds to less than $0.01 per share.
[1]

The Standard & Poor’s (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

5

Understanding Your Expenses – Columbia Mid Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	982.00	1,022.94	2.25	2.29	0.45
Class Z	1,000.00	1,000.00	983.40	1,024.20	1.00	1.02	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

6

Performance Information – Columbia Small Cap Index Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)
Class A	15,100
Class Z	15,504

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 08/31/10 (%)

Share class	A	Z
Inception	10/15/96	10/15/96
6-month (cumulative)	–3.44	–3.33
1-year	7.25	7.54
5-year	–0.69	–0.43
10-year	4.21	4.48

Average annual total return as of 09/30/10 (%)

Share class	A	Z
6-month (cumulative)	–0.20	–0.10
1-year	13.66	13.94
5-year	1.32	1.57
10-year	5.64	5.91

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 08/31/10

–3.44% Class A shares

–3.20% S&P SmallCap 600 Index[1]

Annual operating expense ratio (%)*

Class A	0.45
Class Z	0.20

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	13.49
Class Z	13.54
Distribution declared per share

03/01/10 – 08/31/10 ($)
Class Z	0.00	*

*	Rounds to less than $0.01 per share.
[1]

The Standard & Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

7

Understanding Your Expenses – Columbia Small Cap Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	965.60	1,022.94	2.23	2.29	0.45
Class Z	1,000.00	1,000.00	966.70	1,024.20	0.99	1.02	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Investment Portfolio – Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks – 97.9%

	Shares	Value ($)
Consumer Discretionary – 10.0%
Auto Components – 0.2%
Goodyear Tire & Rubber Co. (a)	64,035	591,684
Johnson Controls, Inc.	177,340	4,704,830

Auto Components Total		5,296,514

Automobiles – 0.5%
Ford Motor Co. (a)	898,201	10,140,689
Harley-Davidson, Inc.	62,112	1,510,564

Automobiles Total		11,651,253

Distributors – 0.1%
Genuine Parts Co.	41,852	1,754,854

Distributors Total		1,754,854

Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A (a)	33,162	1,408,722
DeVry, Inc.	16,339	622,679
H&R Block, Inc.	86,845	1,115,958

Diversified Consumer Services Total		3,147,359

Hotels, Restaurants & Leisure – 1.7%
Carnival Corp.	114,109	3,557,919
Darden Restaurants, Inc.	37,029	1,527,817
International Game Technology	78,614	1,147,764
Marriott International, Inc., Class A	67,644	2,165,284
McDonald’s Corp.	283,679	20,725,588
Starbucks Corp.	196,486	4,517,213
Starwood Hotels & Resorts Worldwide, Inc.	49,985	2,335,799
Wyndham Worldwide Corp.	47,462	1,100,644
Wynn Resorts Ltd.	18,248	1,470,971
Yum! Brands, Inc.	123,212	5,137,940

Hotels, Restaurants & Leisure Total		43,686,939

Household Durables – 0.4%
D.R. Horton, Inc.	73,021	749,195
Fortune Brands, Inc.	40,164	1,798,946
Harman International Industries, Inc. (a)	18,354	572,094
Leggett & Platt, Inc.	39,087	749,298
Lennar Corp., Class A	42,933	565,428
Newell Rubbermaid, Inc.	73,387	1,102,273
Pulte Homes, Inc. (a)	83,705	672,151
Stanley Black & Decker, Inc.	42,307	2,269,347
Whirlpool Corp.	19,767	1,465,921

Household Durables Total		9,944,653

Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (a)	90,432	11,288,627
Expedia, Inc.	54,661	1,249,550
Priceline.com, Inc. (a)	12,500	3,643,500

Internet & Catalog Retail Total		16,181,677

	Shares	Value ($)
Leisure Equipment & Products – 0.1%
Eastman Kodak Co. (a)	70,859	247,298
Hasbro, Inc.	34,494	1,392,178
Mattel, Inc.	96,213	2,019,511

Leisure Equipment & Products Total		3,658,987

Media – 3.1%
CBS Corp., Class B	179,327	2,478,299
Comcast Corp., Class A	743,943	12,736,304
DIRECTV, Class A (a)	239,591	9,085,291
Discovery Communications, Inc., Class A (a)	75,000	2,831,250
Gannett Co., Inc.	62,812	759,397
Interpublic Group of Companies, Inc. (a)	128,969	1,100,106
McGraw-Hill Companies, Inc.	83,218	2,300,978
Meredith Corp.	9,707	284,027
New York Times Co., Class A (a)	30,754	220,814
News Corp., Class A	594,265	7,469,911
Omnicom Group, Inc.	80,913	2,832,764
Scripps Networks Interactive Inc., Class A	23,686	951,704
Time Warner Cable, Inc.	93,379	4,819,290
Time Warner, Inc.	300,542	9,010,249
Viacom, Inc., Class B	160,153	5,032,007
Walt Disney Co.	516,421	16,830,160
Washington Post Co., Class B	1,589	572,405

Media Total		79,314,956

Multiline Retail – 0.8%
Big Lots, Inc. (a)	21,231	663,681
Family Dollar Stores, Inc.	35,599	1,523,281
J.C. Penney Co., Inc.	62,249	1,244,980
Kohl’s Corp. (a)	81,163	3,813,038
Macy’s, Inc.	111,262	2,162,933
Nordstrom, Inc.	43,916	1,270,051
Sears Holdings Corp. (a)	12,755	789,535
Target Corp.	194,139	9,932,151

Multiline Retail Total		21,399,650

Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	23,244	804,242
AutoNation, Inc. (a)	23,531	531,330
Autozone, Inc. (a)	7,732	1,622,019
Bed Bath & Beyond, Inc. (a)	69,449	2,498,080
Best Buy Co., Inc.	91,261	2,864,683
CarMax, Inc. (a)	58,800	1,171,884
GameStop Corp., Class A (a)	40,333	723,171
Gap, Inc.	118,394	1,999,675
Home Depot, Inc.	443,015	12,320,247
Limited Brands, Inc.	71,135	1,678,786
Lowe’s Companies, Inc.	376,841	7,649,872

See Accompanying Notes to Financial Statements.

9

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
O’Reilly Automotive, Inc. (a)	36,466	1,723,748
Office Depot, Inc. (a)	72,670	247,805
RadioShack Corp.	33,061	610,967
Ross Stores, Inc.	32,300	1,603,049
Staples, Inc.	192,497	3,420,672
Tiffany & Co.	33,500	1,327,605
TJX Companies, Inc.	107,522	4,267,548
Urban Outfitters, Inc. (a)	34,300	1,039,976

Specialty Retail Total		48,105,359

Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	80,481	2,884,439
NIKE, Inc., Class B	102,475	7,173,250
Polo Ralph Lauren Corp.	17,388	1,316,967
V.F. Corp.	23,195	1,638,031

Textiles, Apparel & Luxury Goods Total		13,012,687

Consumer Discretionary Total		257,154,888

Consumer Staples – 11.5%
Beverages – 2.7%
Brown-Forman Corp., Class B	28,658	1,756,449
Coca-Cola Co.	608,314	34,016,919
Coca-Cola Enterprises, Inc.	85,764	2,440,843
Constellation Brands, Inc., Class A (a)	50,567	842,446
Dr Pepper Snapple Group, Inc.	64,814	2,386,452
Molson Coors Brewing Co., Class B	41,587	1,811,530
PepsiCo, Inc.	425,190	27,288,694

Beverages Total		70,543,333

Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	116,293	6,576,369
CVS Caremark Corp.	358,833	9,688,491
Kroger Co.	170,410	3,362,189
Safeway, Inc.	102,482	1,926,662
SUPERVALU, Inc.	55,956	543,892
Sysco Corp.	155,959	4,287,313
Wal-Mart Stores, Inc.	547,776	27,465,489
Walgreen Co.	257,981	6,934,529
Whole Foods Market, Inc. (a)	45,249	1,574,213

Food & Staples Retailing Total		62,359,147

Food Products – 2.0%
Archer-Daniels-Midland Co.	169,552	5,218,810
Campbell Soup Co.	49,308	1,837,216
ConAgra Foods, Inc.	117,460	2,535,961
Dean Foods Co. (a)	47,900	490,017
General Mills, Inc.	175,000	6,328,000
H.J. Heinz Co.	83,350	3,854,104

	Shares	Value ($)
Hershey Co.	43,707	2,031,064
Hormel Foods Corp.	18,275	788,566
J.M. Smucker Co.	31,403	1,836,447
Kellogg Co.	67,270	3,341,974
Kraft Foods, Inc., Class A	459,705	13,768,165
McCormick & Co., Inc., Non-Voting Shares	34,941	1,393,098
Mead Johnson Nutrition Co., Class A	53,900	2,813,041
Sara Lee Corp.	174,322	2,517,210
Tyson Foods, Inc., Class A	80,541	1,319,262

Food Products Total		50,072,935

Household Products – 2.5%
Clorox Co.	37,108	2,405,341
Colgate-Palmolive Co.	129,309	9,548,177
Kimberly-Clark Corp.	109,188	7,031,707
Procter & Gamble Co.	759,293	45,307,013

Household Products Total		64,292,238

Personal Products – 0.2%
Avon Products, Inc.	112,931	3,286,292
Estée Lauder Companies, Inc., Class A	31,514	1,766,990

Personal Products Total		5,053,282

Tobacco – 1.7%
Altria Group, Inc.	549,104	12,256,001
Lorillard, Inc.	40,311	3,064,039
Philip Morris International, Inc.	488,259	25,116,043
Reynolds American, Inc.	44,609	2,432,975

Tobacco Total		42,869,058

Consumer Staples Total		295,189,993

Energy – 10.7%
Energy Equipment & Services – 1.7%
Baker Hughes, Inc.	113,089	4,249,885
Cameron International Corp. (a)	64,387	2,368,154
Diamond Offshore Drilling, Inc.	18,297	1,064,519
FMC Technologies, Inc. (a)	32,079	1,984,086
Halliburton Co.	238,675	6,733,022
Helmerich & Payne, Inc.	27,900	1,033,416
Nabors Industries Ltd. (a)	75,234	1,179,669
National-Oilwell Varco, Inc.	110,464	4,152,342
Rowan Companies, Inc. (a)	30,179	775,902
Schlumberger Ltd.	360,201	19,209,519

Energy Equipment & Services Total		42,750,514

Oil, Gas & Consumable Fuels – 9.0%
Anadarko Petroleum Corp.	130,416	5,997,832
Apache Corp.	94,936	8,530,000

See Accompanying Notes to Financial Statements.

10

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Cabot Oil & Gas Corp.	27,443	764,013
Chesapeake Energy Corp.	171,642	3,549,557
Chevron Corp.	529,622	39,276,768
ConocoPhillips	392,385	20,572,746
Consol Energy, Inc.	59,496	1,915,771
Denbury Resources, Inc. (a)	105,275	1,551,754
Devon Energy Corp.	117,835	7,103,094
El Paso Corp.	185,552	2,113,437
EOG Resources, Inc.	66,727	5,796,574
EQT Corp.	37,888	1,235,149
Exxon Mobil Corp. (b)	1,347,893	79,741,350
Hess Corp.	77,000	3,869,250
Marathon Oil Corp.	187,027	5,702,453
Massey Energy Co.	27,151	780,591
Murphy Oil Corp.	50,507	2,705,155
Noble Energy, Inc.	46,092	3,216,300
Occidental Petroleum Corp.	214,163	15,651,032
Peabody Energy Corp.	70,853	3,032,508
Pioneer Natural Resources Co.	30,603	1,769,465
QEP Resources, Inc.	46,200	1,341,186
Range Resources Corp.	42,035	1,421,203
Southwestern Energy Co. (a)	91,327	2,988,219
Spectra Energy Corp.	170,888	3,475,862
Sunoco, Inc.	31,824	1,071,832
Tesoro Corp.	37,234	418,138
Valero Energy Corp.	149,049	2,350,503
Williams Companies, Inc.	154,035	2,792,655

Oil, Gas & Consumable Fuels Total		230,734,397

Energy Total		273,484,911

Financials – 15.6%
Capital Markets – 2.4%
Ameriprise Financial, Inc. (c)	67,451	2,939,515
Bank of New York Mellon Corp.	319,794	7,761,400
Charles Schwab Corp.	258,054	3,292,769
E*Trade Financial Corp. (a)	52,235	648,236
Federated Investors, Inc., Class B	23,444	488,807
Franklin Resources, Inc.	38,977	3,761,670
Goldman Sachs Group, Inc.	135,763	18,591,385
Invesco Ltd.	123,174	2,229,450
Janus Capital Group, Inc.	48,450	439,926
Legg Mason, Inc.	40,811	1,033,743
Morgan Stanley	368,551	9,099,524
Northern Trust Corp.	63,720	2,940,041
State Street Corp.	132,269	4,639,997
T. Rowe Price Group, Inc.	68,414	2,995,165

Capital Markets Total		60,861,628

	Shares	Value ($)
Commercial Banks – 2.7%
BB&T Corp.	182,462	4,036,059
Comerica, Inc.	46,492	1,599,790
Fifth Third Bancorp.	209,612	2,316,213
First Horizon National Corp. (a)	60,270	607,522
Huntington Bancshares, Inc.	188,904	999,302
KeyCorp	231,761	1,708,079
M&T Bank Corp.	21,941	1,879,027
Marshall & Ilsley Corp.	138,977	910,299
PNC Financial Services Group, Inc.	138,688	7,067,540
Regions Financial Corp.	331,192	2,129,565
SunTrust Banks, Inc.	131,768	2,963,462
U.S. Bancorp	505,369	10,511,675
Wells Fargo & Co.	1,373,750	32,351,813
Zions Bancorporation	42,228	778,262

Commercial Banks Total		69,858,608

Consumer Finance – 0.8%
American Express Co.	316,708	12,627,148
Capital One Financial Corp.	120,404	4,558,495
Discover Financial Services	143,339	2,079,849
SLM Corp. (a)	128,072	1,415,196

Consumer Finance Total		20,680,688

Diversified Financial Services – 4.1%
Bank of America Corp. (c)	2,645,317	32,934,197
Citigroup, Inc. (a)	5,959,948	22,171,007
CME Group, Inc.	17,320	4,296,746
IntercontinentalExchange, Inc. (a)	19,520	1,865,331
JPMorgan Chase & Co.	1,049,075	38,144,367
Leucadia National Corp. (a)	50,050	1,068,568
Moody’s Corp.	51,839	1,095,876
NASDAQ OMX Group, Inc. (a)	38,409	687,905
NYSE Euronext	68,833	1,909,427

Diversified Financial Services Total		104,173,424

Insurance – 4.0%
ACE Ltd.	88,600	4,737,442
AFLAC, Inc.	123,761	5,847,707
Allstate Corp.	141,814	3,914,066
American International Group, Inc. (a)	35,590	1,207,569
AON Corp.	70,990	2,572,678
Assurant, Inc.	29,436	1,076,180
Berkshire Hathaway, Inc., Class B (a)	436,500	34,387,470
Chubb Corp.	86,124	4,747,155
Cincinnati Financial Corp.	42,923	1,145,186
Genworth Financial, Inc., Class A (a)	128,988	1,396,940

See Accompanying Notes to Financial Statements.

11

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Hartford Financial Services Group, Inc.	117,122	2,361,179
Lincoln National Corp.	79,762	1,863,240
Loews Corp.	92,674	3,256,564
Marsh & McLennan Companies, Inc.	142,693	3,384,678
MetLife, Inc.	235,926	8,870,818
Principal Financial Group, Inc.	84,271	1,942,447
Progressive Corp.	176,805	3,500,739
Prudential Financial, Inc.	122,827	6,211,361
Torchmark Corp.	21,771	1,074,399
Travelers Companies, Inc.	123,955	6,071,316
Unum Group	87,768	1,759,748
XL Group PLC	90,046	1,612,724

Insurance Total		102,941,606

Real Estate Investment Trusts (REITs) – 1.4%
Apartment Investment & Management Co., Class A	30,775	629,041
AvalonBay Communities, Inc.	21,870	2,301,161
Boston Properties, Inc.	36,673	2,985,182
Equity Residential Property Trust	74,558	3,416,993
HCP, Inc.	81,719	2,878,143
Health Care REIT, Inc.	32,697	1,502,100
Host Hotels & Resorts, Inc.	173,537	2,278,541
Kimco Realty Corp.	106,985	1,595,146
Plum Creek Timber Co., Inc.	42,984	1,481,659
ProLogis	125,617	1,362,944
Public Storage	35,834	3,512,449
Simon Property Group, Inc.	77,141	6,977,404
Ventas, Inc.	41,326	2,087,376
Vornado Realty Trust	41,693	3,379,635

Real Estate Investment Trusts (REITs) Total		36,387,774

Real Estate Management & Development – 0.1%
CB Richard Ellis Group, Inc., Class A (a)	71,246	1,169,859

Real Estate Management & Development Total		1,169,859

Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc.	124,934	1,439,864
People’s United Financial, Inc.	98,778	1,256,456

Thrifts & Mortgage Finance Total		2,696,320

Financials Total		398,769,907

	Shares	Value ($)
Health Care – 11.4%
Biotechnology – 1.4%
Amgen, Inc. (a)	252,594	12,892,398
Biogen Idec, Inc. (a)	63,799	3,432,386
Celgene Corp. (a)	121,491	6,259,216
Cephalon, Inc. (a)	19,868	1,124,728
Genzyme Corp. (a)	70,348	4,932,098
Gilead Sciences, Inc. (a)	221,172	7,046,540

Biotechnology Total		35,687,366

Health Care Equipment & Supplies – 1.6%
Baxter International, Inc.	157,303	6,694,816
Becton Dickinson & Co.	61,569	4,198,390
Boston Scientific Corp. (a)	399,835	2,075,144
C.R. Bard, Inc.	25,071	1,926,205
CareFusion Corp. (a)	46,845	1,010,915
DENTSPLY International, Inc.	38,551	1,072,489
Hospira, Inc. (a)	43,707	2,244,791
Intuitive Surgical, Inc. (a)	10,366	2,747,301
Medtronic, Inc.	290,386	9,141,351
St. Jude Medical, Inc. (a)	86,200	2,979,934
Stryker Corp.	74,261	3,207,333
Varian Medical Systems, Inc. (a)	32,618	1,736,582
Zimmer Holdings, Inc. (a)	53,522	2,524,633

Health Care Equipment & Supplies Total		41,559,884

Health Care Providers & Services – 1.9%
Aetna, Inc.	112,078	2,994,724
AmerisourceBergen Corp.	74,521	2,032,933
Cardinal Health, Inc.	95,491	2,860,910
CIGNA Corp.	72,994	2,351,867
Coventry Health Care, Inc. (a)	39,027	755,172
DaVita, Inc. (a)	27,387	1,769,748
Express Scripts, Inc. (a)	144,492	6,155,359
Humana, Inc. (a)	44,869	2,144,290
Laboratory Corp. of America Holdings (a)	27,397	1,989,570
McKesson Corp.	71,558	4,153,942
Medco Health Solutions, Inc. (a)	114,354	4,972,112
Patterson Companies, Inc.	24,633	622,969
Quest Diagnostics, Inc.	39,853	1,733,605
Tenet Healthcare Corp. (a)	114,913	450,459
UnitedHealth Group, Inc.	299,724	9,507,245
WellPoint, Inc. (a)	105,416	5,237,067

Health Care Providers & Services Total		49,731,972

Health Care Technology – 0.1%
Cerner Corp. (a)	18,000	1,311,300

Health Care Technology Total		1,311,300

See Accompanying Notes to Financial Statements.

12

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Life Sciences Tools & Services – 0.3%
Life Technologies Corp. (a)	48,120	2,058,092
PerkinElmer, Inc.	31,045	652,255
Thermo Fisher Scientific, Inc. (a)	108,204	4,557,553
Waters Corp. (a)	24,554	1,486,008

Life Sciences Tools & Services Total		8,753,908

Pharmaceuticals – 6.1%
Abbott Laboratories	406,997	20,081,232
Allergan, Inc.	81,089	4,980,486
Bristol-Myers Squibb Co.	453,436	11,825,611
Eli Lilly & Co.	267,588	8,980,253
Forest Laboratories, Inc. (a)	79,730	2,175,832
Johnson & Johnson	727,218	41,465,970
King Pharmaceuticals, Inc. (a)	65,855	573,597
Merck & Co., Inc.	822,215	28,909,079
Mylan, Inc. (a)	81,478	1,398,163
Pfizer, Inc.	2,126,751	33,879,144
Watson Pharmaceuticals, Inc. (a)	28,282	1,218,106

Pharmaceuticals Total		155,487,473

Health Care Total		292,531,903

Industrials – 10.3%
Aerospace & Defense – 2.7%
Boeing Co.	200,085	12,231,196
General Dynamics Corp.	101,666	5,680,079
Goodrich Corp.	33,046	2,262,990
Honeywell International, Inc.	202,053	7,898,252
ITT Corp.	48,333	2,054,153
L-3 Communications Holdings, Inc.	30,539	2,033,897
Lockheed Martin Corp.	82,127	5,709,469
Northrop Grumman Corp.	79,437	4,299,130
Precision Castparts Corp.	37,455	4,239,157
Raytheon Co.	100,506	4,414,224
Rockwell Collins, Inc.	41,489	2,237,502
United Technologies Corp.	245,991	16,041,073

Total Aerospace & Defense		69,101,122

Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	43,753	2,843,508
Expeditors International of Washington, Inc.	56,141	2,222,622
FedEx Corp.	82,540	6,442,247
United Parcel Service, Inc., Class B	261,105	16,658,499

Air Freight & Logistics Total		28,166,876

	Shares	Value ($)
Airlines – 0.1%
Southwest Airlines Co.	196,302	2,169,137

Airlines Total		2,169,137

Building Products – 0.0%
Masco Corp.	94,603	992,386

Building Products Total		992,386

Commercial Services & Supplies – 0.5%
Avery Dennison Corp.	29,095	946,170
Cintas Corp.	34,713	884,834
Iron Mountain, Inc.	47,665	966,646
Pitney Bowes, Inc.	54,767	1,053,717
R.R. Donnelley & Sons Co.	54,380	823,585
Republic Services, Inc.	85,569	2,518,296
Stericycle, Inc. (a)	22,312	1,461,436
Waste Management, Inc.	127,337	4,213,581

Commercial Services & Supplies Total		12,868,265

Construction & Engineering – 0.2%
Fluor Corp.	47,098	2,103,397
Jacobs Engineering Group, Inc. (a)	32,946	1,142,567
Quanta Services, Inc. (a)	55,643	998,235

Construction & Engineering Total		4,244,199

Electrical Equipment – 0.5%
Emerson Electric Co.	198,631	9,266,136
Rockwell Automation, Inc.	37,593	1,922,506
Roper Industries, Inc.	24,800	1,440,384

Electrical Equipment Total		12,629,026

Industrial Conglomerates – 2.4%
3M Co.	188,013	14,768,421
General Electric Co. (b)	2,815,009	40,761,330
Textron, Inc.	72,108	1,230,884
Tyco International Ltd.	134,300	5,006,704

Industrial Conglomerates Total		61,767,339

Machinery – 1.8%
Caterpillar, Inc.	165,483	10,782,872
Cummins, Inc.	52,836	3,931,527
Danaher Corp.	138,688	5,038,535
Deere & Co.	112,003	7,086,430
Dover Corp.	49,226	2,203,356
Eaton Corp.	44,175	3,069,279
Flowserve Corp.	14,763	1,319,517
Illinois Tool Works, Inc.	102,032	4,209,840
PACCAR, Inc.	96,163	3,941,721
Pall Corp.	30,780	1,052,368
Parker Hannifin Corp.	42,415	2,509,271
Snap-On, Inc.	15,254	628,923

Machinery Total		45,773,639

See Accompanying Notes to Financial Statements.

13

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Professional Services – 0.1%
Dun & Bradstreet Corp.	13,257	873,636
Equifax, Inc.	33,335	982,383
Robert Half International, Inc.	39,510	852,626

Professional Services Total		2,708,645

Road & Rail – 0.8%
CSX Corp.	102,660	5,121,707
Norfolk Southern Corp.	97,617	5,240,081
Ryder System, Inc.	13,929	534,456
Union Pacific Corp.	133,432	9,732,530

Road & Rail Total		20,628,774

Trading Companies & Distributors – 0.1%
Fastenal Co.	34,574	1,565,165
W.W. Grainger, Inc.	16,298	1,724,165

Trading Companies & Distributors Total		3,289,330

Industrials Total		264,338,738

Information Technology – 17.9%
Communications Equipment – 2.3%
Cisco Systems, Inc. (a)	1,505,863	30,192,553
Harris Corp.	34,258	1,441,234
JDS Uniphase Corp. (a)	59,248	544,489
Juniper Networks, Inc. (a)	138,747	3,773,919
Motorola, Inc. (a)	612,817	4,614,512
QUALCOMM, Inc.	432,507	16,569,343
Tellabs, Inc.	101,626	721,545

Communications Equipment Total		57,857,595

Computers & Peripherals – 4.1%
Apple, Inc. (a)	239,937	58,393,468
Dell, Inc. (a)	454,295	5,347,052
EMC Corp. (a)	541,983	9,885,770
Hewlett-Packard Co.	615,540	23,685,979
Lexmark International, Inc., Class A (a)	20,720	724,993
NetApp, Inc. (a)	90,837	3,673,448
QLogic Corp. (a)	29,403	437,958
SanDisk Corp. (a)	60,632	2,015,408
Western Digital Corp. (a)	60,381	1,458,201

Computers & Peripherals Total		105,622,277

Electronic Equipment, Instruments & Components – 0.5%
Agilent Technologies, Inc. (a)	91,757	2,474,686
Amphenol Corp., Class A	45,783	1,864,284
Corning, Inc.	411,479	6,451,991
FLIR Systems, Inc. (a)	40,476	1,016,757
Jabil Circuit, Inc.	51,093	523,703
Molex, Inc.	35,799	631,852

Electronic Equipment, Instruments & Components Total		12,963,273

	Shares	Value ($)
Internet Software & Services – 1.7%
Akamai Technologies, Inc. (a)	47,862	2,205,002
eBay, Inc. (a)	299,810	6,967,584
Google, Inc., Class A (a)	63,812	28,716,676
Monster Worldwide, Inc. (a)	33,288	367,167
VeriSign, Inc. (a)	48,113	1,401,532
Yahoo!, Inc. (a)	310,445	4,060,621

Internet Software & Services Total		43,718,582

IT Services – 3.1%
Automatic Data Processing, Inc.	132,623	5,120,574
Cognizant Technology Solutions Corp., Class A (a)	78,980	4,549,643
Computer Sciences Corp.	40,686	1,619,710
Fidelity National Information Services, Inc.	67,423	1,742,210
Fiserv, Inc. (a)	40,200	2,011,206
International Business Machines Corp.	338,057	41,658,764
MasterCard, Inc., Class A	25,525	5,063,139
Paychex, Inc.	84,859	2,112,140
SAIC, Inc. (a)	77,100	1,147,248
Teradata Corp. (a)	44,032	1,441,608
Total System Services, Inc.	52,084	739,593
Visa, Inc., Class A	119,300	8,229,314
Western Union Co.	177,222	2,778,841

IT Services Total		78,213,990

Office Electronics – 0.1%
Xerox Corp.	363,582	3,068,632

Office Electronics Total		3,068,632

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc. (a)	149,097	837,925
Altera Corp.	79,503	1,961,339
Analog Devices, Inc.	78,565	2,190,392
Applied Materials, Inc.	354,137	3,679,484
Broadcom Corp., Class A	113,860	3,412,384
First Solar, Inc. (a)	12,800	1,636,480
Intel Corp.	1,467,012	25,995,453
KLA-Tencor Corp.	44,835	1,255,828
Linear Technology Corp.	59,096	1,693,100
LSI Corp. (a)	172,354	692,863
MEMC Electronic Materials, Inc. (a)	59,999	617,390
Microchip Technology, Inc.	48,947	1,355,343
Micron Technology, Inc. (a)	225,207	1,455,963
National Semiconductor Corp.	62,792	791,807
Novellus Systems, Inc. (a)	25,364	590,981
NVIDIA Corp. (a)	150,848	1,407,412
Teradyne, Inc. (a)	47,532	426,837

See Accompanying Notes to Financial Statements.

14

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Texas Instruments, Inc.	322,294	7,422,431
Xilinx, Inc.	68,275	1,648,841

Semiconductors & Semiconductor Equipment Total		59,072,253

Software – 3.8%
Adobe Systems, Inc. (a)	138,790	3,852,810
Autodesk, Inc. (a)	60,516	1,679,319
BMC Software, Inc. (a)	47,856	1,725,687
CA, Inc.	102,967	1,854,436
Citrix Systems, Inc. (a)	48,977	2,837,727
Compuware Corp. (a)	59,371	426,284
Electronic Arts, Inc. (a)	86,410	1,316,888
Intuit, Inc. (a)	82,837	3,545,424
McAfee, Inc. (a)	41,144	1,935,825
Microsoft Corp.	2,010,291	47,201,633
Novell, Inc. (a)	92,211	518,226
Oracle Corp.	1,032,226	22,585,105
Red Hat, Inc. (a)	49,700	1,717,135
Salesforce.com, Inc. (a)	29,880	3,283,214
Symantec Corp. (a)	210,658	2,871,269

Software Total		97,350,982

Information Technology Total		457,867,584

Materials – 3.5%
Chemicals – 2.0%
Air Products & Chemicals, Inc.	56,019	4,147,087
Airgas, Inc.	22,000	1,447,600
CF Industries Holdings, Inc.	18,776	1,736,780
Dow Chemical Co.	304,517	7,421,079
E.I. Du Pont de Nemours & Co.	238,876	9,738,975
Eastman Chemical Co.	19,075	1,174,066
Ecolab, Inc.	61,545	2,917,233
FMC Corp.	19,200	1,195,776
International Flavors & Fragrances, Inc.	20,971	958,165
Monsanto Co.	143,836	7,572,965
PPG Industries, Inc.	43,903	2,890,134
Praxair, Inc.	80,677	6,940,642
Sherwin-Williams Co.	24,337	1,712,838
Sigma-Aldrich Corp.	32,009	1,701,919

Chemicals Total		51,555,259

Construction Materials – 0.0%
Vulcan Materials Co.	33,653	1,237,084

Construction Materials Total		1,237,084

Containers & Packaging – 0.2%
Ball Corp.	24,355	1,365,828
Bemis Co., Inc.	28,724	829,262

	Shares	Value ($)
Owens-Illinois, Inc. (a)	43,539	1,091,087
Pactiv Corp. (a)	35,045	1,124,244
Sealed Air Corp.	42,045	862,343

Containers & Packaging Total		5,272,764

Metals & Mining – 1.1%
AK Steel Holding Corp.	28,938	368,670
Alcoa, Inc.	269,168	2,748,205
Allegheny Technologies, Inc.	25,953	1,056,806
Cliffs Natural Resources, Inc.	35,700	2,184,483
Freeport-McMoRan Copper & Gold, Inc.	124,382	8,953,017
Newmont Mining Corp.	129,500	7,940,940
Nucor Corp.	83,058	3,054,873
Titanium Metals Corp. (a)	22,262	403,388
United States Steel Corp.	37,767	1,605,475

Metals & Mining Total		28,315,857

Paper & Forest Products – 0.2%
International Paper Co.	115,142	2,355,805
MeadWestvaco Corp.	45,035	979,962
Weyerhaeuser Co.	55,797	876,013

Paper & Forest Products Total		4,211,780

Materials Total		90,592,744

Telecommunication Services – 3.2%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	1,557,954	42,111,497
CenturyTel, Inc.	79,218	2,864,523
Frontier Communications Corp.	261,300	2,019,849
Qwest Communications International, Inc.	393,644	2,224,089
Verizon Communications, Inc.	745,351	21,995,308
Windstream Corp.	127,367	1,469,178

Diversified Telecommunication Services Total		72,684,444

Wireless Telecommunication Services – 0.4%
American Tower Corp., Class A (a)	106,403	4,986,044
MetroPCS Communications, Inc. (a)	68,873	615,725
Sprint Nextel Corp. (a)	785,950	3,206,676

Wireless Telecommunication Services Total		8,808,445

Telecommunication Services Total		81,492,889

See Accompanying Notes to Financial Statements.

15

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Utilities – 3.8%
Electric Utilities – 2.0%
Allegheny Energy, Inc.	44,715	1,008,323
American Electric Power Co., Inc.	126,266	4,471,079
Duke Energy Corp.	346,175	5,950,748
Edison International	85,916	2,899,665
Entergy Corp.	49,922	3,935,851
Exelon Corp.	174,198	7,093,343
FirstEnergy Corp.	80,326	2,934,309
NextEra Energy, Inc.	109,344	5,875,053
Northeast Utilities	46,433	1,345,164
Pepco Holdings, Inc.	58,833	1,056,052
Pinnacle West Capital Corp.	28,611	1,140,148
PPL Corp.	123,547	3,355,537
Progress Energy, Inc.	75,743	3,250,132
Southern Co.	217,400	7,976,406

Electric Utilities Total		52,291,810

Gas Utilities – 0.1%
Nicor, Inc.	11,888	502,744
ONEOK, Inc.	28,000	1,201,480

Gas Utilities Total		1,704,224

Independent Power Producers & Energy Traders – 0.2%
AES Corp. (a)	176,155	1,803,827
Constellation Energy Group, Inc.	53,187	1,559,975
NRG Energy, Inc. (a)	67,300	1,367,536

Independent Power Producers & Energy Traders Total		4,731,338

Multi-Utilities – 1.5%
Ameren Corp.	62,842	1,763,975
CenterPoint Energy, Inc.	109,814	1,624,149
CMS Energy Corp.	60,625	1,060,937
Consolidated Edison, Inc.	74,296	3,531,289
Dominion Resources, Inc.	157,175	6,720,803
DTE Energy Co.	44,449	2,082,436
Integrys Energy Group, Inc.	20,310	984,020
NiSource, Inc.	73,143	1,268,300
PG&E Corp.	98,145	4,589,260
Public Service Enterprise Group, Inc.	133,398	4,263,400
SCANA Corp.	29,943	1,168,675
Sempra Energy	65,246	3,322,326
TECO Energy, Inc.	56,373	951,576
Wisconsin Energy Corp.	30,828	1,718,353
Xcel Energy, Inc.	121,146	2,702,767

Multi-Utilities Total		37,752,266

Utilities Total		96,479,638

Total Common Stocks (cost of $2,340,847,781)		2,507,903,195

Short-Term Obligation – 1.8%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation and a U.S. Treasury obligation with various maturities to 01/31/14, market value $47,671,606 (repurchase proceeds $46,733,247)	46,733,000	46,733,000

Total Short-Term Obligation (cost of $46,733,000)		46,733,000

Total Investments – 99.7% (cost of $2,387,580,781) (d)		2,554,636,195

Other Assets & Liabilities, Net – 0.3%		8,339,782

Net Assets – 100.0%		2,562,975,977

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $22,309,400 are pledged as collateral for open futures contracts.

(c)	Investments in affiliates during the six months ended August 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ameriprise Financial, Inc.	$—	$7,952	$—	$24,246	$2,939,515

As of May 1, 2010, this company became an affiliate of the Fund. The above table reflects activity for the period from May 1, 2010 through August 31, 2010.

Bank of America Corp.	$43,612,831	$393,237	$—	$26,178	$—

As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from March 1, 2010 through April 30, 2010.

(d)	Cost for federal income tax purposes is $2,387,580,781.

See Accompanying Notes to Financial Statements.

16

Columbia Large Cap Index Fund

August 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,507,903,195	$—	$—	$2,507,903,195

Total Short-Term Obligation	—	46,733,000	—	46,733,000

Total Investments	2,507,903,195	46,733,000	—	2,554,636,195

Unrealized depreciation on futures contracts	(1,326,138)	—	—	(1,326,138)

Total	$2,506,577,057	$46,733,000	$—	$2,553,310,057

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation

Equity Risk S&P 500 Index	208	$54,511,600	$55,837,738	Sep-2010	$(1,326,138)

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets

Information Technology	17.9
Financials	15.6
Consumer Staples	11.5
Health Care	11.4
Energy	10.7
Industrials	10.3
Consumer Discretionary	10.0
Utilities	3.8
Materials	3.5
Telecommunication Services	3.2

97.9
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	0.3

100.0

See Accompanying Notes to Financial Statements.

17

Investment Portfolio – Columbia Large Cap Enhanced Core Fund

August 31, 2010 (Unaudited)

Common Stocks – 98.6%

	Shares	Value ($)
Consumer Discretionary – 10.2%
Automobiles – 1.1%
Ford Motor Co. (a)	403,400	4,554,386

Automobiles Total		4,554,386

Hotels, Restaurants & Leisure – 1.0%
McDonald’s Corp.	40,800	2,980,848
Starbucks Corp.	52,000	1,195,480

Hotels, Restaurants & Leisure Total		4,176,328

Household Durables – 0.1%
Leggett & Platt, Inc.	23,300	446,661

Household Durables Total		446,661

Leisure Equipment & Products – 0.3%
Mattel, Inc.	59,400	1,246,806

Leisure Equipment & Products Total		1,246,806

Media – 2.6%
Comcast Corp., Class A	230,500	3,946,160
DIRECTV, Class A (a)	36,600	1,387,872
Time Warner Cable, Inc.	12,100	624,481
Time Warner, Inc.	168,200	5,042,636

Media Total		11,001,149

Multiline Retail – 1.6%
Big Lots, Inc. (a)	50,800	1,588,008
Target Corp.	98,600	5,044,376

Multiline Retail Total		6,632,384

Specialty Retail – 3.3%
GameStop Corp., Class A (a)	112,600	2,018,918
Gap, Inc.	128,800	2,175,432
Home Depot, Inc.	51,750	1,439,168
Limited Brands, Inc.	148,400	3,502,240
Ross Stores, Inc.	49,700	2,466,611
TJX Companies, Inc.	49,500	1,964,655

Specialty Retail Total		13,567,024

Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc.	7,600	272,384
NIKE, Inc., Class B	7,000	490,000

Textiles, Apparel & Luxury Goods Total		762,384

Consumer Discretionary Total		42,387,122

Consumer Staples – 11.5%
Beverages – 1.4%
Coca-Cola Co.	84,700	4,736,424
PepsiCo, Inc.	19,300	1,238,674

Beverages Total		5,975,098

	Shares	Value ($)
Food & Staples Retailing – 1.3%
CVS Caremark Corp.	17,600	475,200
Sysco Corp.	16,700	459,083
Wal-Mart Stores, Inc.	91,400	4,582,796

Food & Staples Retailing Total		5,517,079

Food Products – 1.8%
Campbell Soup Co.	19,600	730,296
Hershey Co.	78,500	3,647,895
Sara Lee Corp.	209,800	3,029,512

Food Products Total		7,407,703

Household Products – 2.9%
Colgate-Palmolive Co.	20,200	1,491,568
Kimberly-Clark Corp.	15,700	1,011,080
Procter & Gamble Co.	157,400	9,392,058

Household Products Total		11,894,706

Personal Products – 0.5%
Estée Lauder Companies, Inc., Class A	36,300	2,035,341

Personal Products Total		2,035,341

Tobacco – 3.6%
Altria Group, Inc.	236,300	5,274,216
Lorillard, Inc.	26,900	2,044,669
Philip Morris International, Inc.	144,800	7,448,512

Tobacco Total		14,767,397

Consumer Staples Total		47,597,324

Energy – 11.0%
Energy Equipment & Services – 1.3%
National-Oilwell Varco, Inc.	89,700	3,371,823
Rowan Companies, Inc. (a)	80,700	2,074,797

Energy Equipment & Services Total		5,446,620

Oil, Gas & Consumable Fuels – 9.7%
Apache Corp.	52,200	4,690,170
Chevron Corp.	138,000	10,234,080
ConocoPhillips	133,400	6,994,162
Devon Energy Corp.	64,100	3,863,948
Exxon Mobil Corp.	170,344	10,077,551
Hess Corp.	9,200	462,300
Marathon Oil Corp.	63,200	1,926,968
Peabody Energy Corp.	44,000	1,883,200
Valero Energy Corp.	13,300	209,741

Oil, Gas & Consumable Fuels Total		40,342,120

Energy Total		45,788,740

See Accompanying Notes to Financial Statements.

18

Columbia Large Cap Enhanced Core Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials – 15.6%
Capital Markets – 1.4%
Franklin Resources, Inc.	31,500	3,040,065
Goldman Sachs Group, Inc.	3,100	424,514
T. Rowe Price Group, Inc.	52,200	2,285,316

Capital Markets Total		5,749,895

Commercial Banks – 1.8%
Fifth Third Bancorp.	120,600	1,332,630
PNC Financial Services Group, Inc.	58,600	2,986,256
SunTrust Banks, Inc.	14,100	317,109
Wells Fargo & Co.	115,600	2,722,380

Commercial Banks Total		7,358,375

Consumer Finance – 1.7%
American Express Co.	16,600	661,842
Capital One Financial Corp.	15,500	586,830
Discover Financial Services	249,400	3,618,794
SLM Corp. (a)	182,000	2,011,100

Consumer Finance Total		6,878,566

Diversified Financial Services – 4.8%
Bank of America Corp.	166,100	2,067,945
Citigroup, Inc. (a)	1,806,800	6,721,296
JPMorgan Chase & Co.	255,900	9,304,524
NYSE Euronext	72,500	2,011,150

Diversified Financial Services Total		20,104,915

Insurance – 4.0%
AFLAC, Inc.	89,500	4,228,875
Allstate Corp.	54,500	1,504,200
AON Corp.	97,600	3,537,024
Assurant, Inc.	26,000	950,560
Berkshire Hathaway, Inc., Class B (a)	30,400	2,394,912
Hartford Financial Services Group, Inc.	113,300	2,284,128
Loews Corp.	10,650	374,241
Torchmark Corp.	11,500	567,525
Unum Group	41,900	840,095

Insurance Total		16,681,560

Real Estate Investment Trusts (REITs) – 1.9%
Apartment Investment & Management Co., Class A	131,300	2,683,772
Equity Residential Property Trust	31,000	1,420,730
Simon Property Group, Inc.	31,800	2,876,310
Ventas, Inc.	18,900	954,639

Real Estate Investment Trusts (REITs) Total		7,935,451

Financials Total		64,708,762

	Shares	Value ($)
Health Care – 11.4%
Biotechnology – 0.8%
Amgen, Inc. (a)	66,400	3,389,056

Biotechnology Total		3,389,056

Health Care Equipment & Supplies – 1.1%
CR Bard, Inc.	24,800	1,905,384
Medtronic, Inc.	61,300	1,929,724
Zimmer Holdings, Inc. (a)	10,800	509,436

Health Care Equipment & Supplies Total		4,344,544

Health Care Providers & Services – 3.9%
AmerisourceBergen Corp.	107,500	2,932,600
Humana, Inc. (a)	73,800	3,526,902
Laboratory Corp. of America Holdings (a)	4,000	290,480
McKesson Corp.	21,200	1,230,660
Medco Health Solutions, Inc. (a)	74,400	3,234,912
UnitedHealth Group, Inc.	162,700	5,160,844

Health Care Providers & Services Total		16,376,398

Pharmaceuticals – 5.6%
Abbott Laboratories	98,100	4,840,254
Bristol-Myers Squibb Co.	79,400	2,070,752
Eli Lilly & Co.	132,600	4,450,056
Forest Laboratories, Inc. (a)	19,600	534,884
Johnson & Johnson	119,000	6,785,380
Merck & Co., Inc.	71,700	2,520,972
Pfizer, Inc.	139,400	2,220,642

Pharmaceuticals Total		23,422,940

Health Care Total		47,532,938

Industrials – 10.3%
Aerospace & Defense – 2.6%
Honeywell International, Inc.	19,200	750,528
L-3 Communications Holdings, Inc.	6,500	432,900
Lockheed Martin Corp.	19,200	1,334,784
Raytheon Co.	80,500	3,535,560
United Technologies Corp.	76,200	4,969,002

Aerospace & Defense Total		11,022,774

Air Freight & Logistics – 0.7%
United Parcel Service, Inc., Class B	44,500	2,839,100

Air Freight & Logistics Total		2,839,100

Commercial Services & Supplies – 0.8%
R.R. Donnelley & Sons Co.	161,600	2,447,432
Waste Management, Inc.	21,200	701,508

Commercial Services & Supplies Total		3,148,940

See Accompanying Notes to Financial Statements.

19

Columbia Large Cap Enhanced Core Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Electrical Equipment – 1.2%
Emerson Electric Co.	106,100	4,949,565

Electrical Equipment Total		4,949,565

Industrial Conglomerates – 2.5%
3M Co.	27,300	2,144,415
General Electric Co. (b)	575,900	8,339,032

Industrial Conglomerates Total		10,483,447

Machinery – 0.9%
Dover Corp.	40,000	1,790,400
Illinois Tool Works, Inc.	9,200	379,592
Parker Hannifin Corp.	29,500	1,745,220

Machinery Total		3,915,212

Professional Services – 0.8%
Dun & Bradstreet Corp.	48,500	3,196,150

Professional Services Total		3,196,150

Road & Rail – 0.5%
Ryder System, Inc.	51,000	1,956,870

Road & Rail Total		1,956,870

Trading Companies & Distributors – 0.3%
W.W. Grainger, Inc.	12,100	1,280,059

Trading Companies & Distributors Total		1,280,059

Industrials Total		42,792,117

Information Technology – 18.0%
Communications Equipment – 1.0%
Cisco Systems, Inc. (a)	196,950	3,948,847
QUALCOMM, Inc.	700	26,817

Communications Equipment Total		3,975,664

Computers & Peripherals – 5.0%
Apple, Inc. (a)	44,500	10,829,965
Dell, Inc. (a)	46,000	541,420
Hewlett-Packard Co.	171,900	6,614,712
Lexmark International, Inc., Class A (a)	50,000	1,749,500
SanDisk Corp. (a)	34,000	1,130,160

Computers & Peripherals Total		20,865,757

Electronic Equipment, Instruments & Components – 0.3%
Corning, Inc.	84,900	1,331,232

Electronic Equipment, Instruments & Components Total		1,331,232

Internet Software & Services – 1.0%
Google, Inc., Class A (a)	9,100	4,095,182

Internet Software & Services Total		4,095,182

	Shares	Value ($)
IT Services – 3.7%
International Business Machines Corp.	85,000	10,474,550
Teradata Corp. (a)	108,400	3,549,016
Total System Services, Inc.	90,100	1,279,420

IT Services Total		15,302,986

Semiconductors & Semiconductor Equipment – 3.1%
Advanced Micro Devices, Inc. (a)	235,400	1,322,948
Intel Corp.	408,000	7,229,760
Texas Instruments, Inc.	192,400	4,430,972

Semiconductors & Semiconductor Equipment Total		12,983,680

Software – 3.9%
Intuit, Inc. (a)	26,800	1,147,040
Microsoft Corp. (b)	476,200	11,181,176
Oracle Corp.	171,000	3,741,480

Software Total		16,069,696

Information Technology Total		74,624,197

Materials – 3.6%
Chemicals – 2.2%
E.I. du Pont de Nemours & Co.	22,100	901,017
Eastman Chemical Co.	59,500	3,662,225
PPG Industries, Inc.	53,400	3,515,322
Sherwin-Williams Co.	14,200	999,396

Chemicals Total		9,077,960

Metals & Mining – 1.4%
Cliffs Natural Resources, Inc.	12,000	734,280
Freeport-McMoRan Copper & Gold, Inc.	51,000	3,670,980
Newmont Mining Corp.	25,200	1,545,264

Metals & Mining Total		5,950,524

Materials Total		15,028,484

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.	273,500	7,392,705
Qwest Communications International, Inc.	249,800	1,411,370
Verizon Communications, Inc.	165,900	4,895,709

Diversified Telecommunication Services Total		13,699,784

See Accompanying Notes to Financial Statements.

20

Columbia Large Cap Enhanced Core Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 0.1%
Sprint Nextel Corp. (a)	90,400	368,832

Wireless Telecommunication Services Total		368,832

Telecommunication Services Total		14,068,616

Utilities – 3.6%
Electric Utilities – 2.1%
Entergy Corp.	29,300	2,310,012
Exelon Corp.	106,200	4,324,464
FirstEnergy Corp.	43,700	1,596,361
Pinnacle West Capital Corp.	10,550	420,418

Electric Utilities Total		8,651,255

Gas Utilities – 0.2%
Questar Corp.	49,000	797,720

Gas Utilities Total		797,720

Independent Power Producers & Energy Traders – 0.2%
Constellation Energy Group, Inc.	29,600	868,168

Independent Power Producers & Energy Traders Total		868,168

Multi-Utilities – 1.1%
PG&E Corp.	14,800	692,048
Public Service Enterprise Group, Inc.	123,500	3,947,060

Multi-Utilities Total		4,639,108

Utilities Total		14,956,251

Total Common Stocks (cost of $344,782,649)		409,484,551

	Par ($)	Value ($)
Short-Term Obligation – 1.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $4,950,000 (repurchase proceeds $4,850,026)	4,850,000	4,850,000

Total Short-Term Obligation (cost of $4,850,000)		4,850,000

Total Investments – 99.8% (cost of $349,632,649) (c)		414,334,551

Other Assets & Liabilities, Net – 0.2%		843,595

Net Assets – 100.0%		415,178,146

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	A portion of these securities with a market value of $5,187,200 are pledged as collateral for open futures contracts.

(c)	Cost for federal income tax purposes is $349,632,649.

See Accompanying Notes to Financial Statements.

21

Columbia Large Cap Enhanced Core Fund

August 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$409,484,551	$—	$—	$409,484,551

Total Short-Term Obligation	—	4,850,000	—	4,850,000

Total Investments	409,484,551	4,850,000	—	414,334,551

Unrealized depreciation on futures contracts	(119,088)	—	—	(119,088)

Total	$409,365,463	$4,850,000	$—	$414,215,463

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Equity Risk
S&P 500 Index	23	$6,027,725	$6,146,813	Sep-2010	$(119,088)

At August 31, 2010 the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	18.0
Financials	15.6
Consumer Staples	11.5
Health Care	11.4
Energy	11.0
Industrials	10.3
Consumer Discretionary	10.2
Materials	3.6
Utilities	3.6
Telecommunication Services	3.4

98.6
Short-Term Obligation	1.2
Other Assets & Liabilities, Net	0.2

100.0

See Accompanying Notes to Financial Statements.

22

Investment Portfolio – Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks – 99.0%

	Shares	Value ($)
Consumer Discretionary – 13.4%
Auto Components – 0.8%
BorgWarner, Inc. (a)	259,800	11,340,270
Gentex Corp.	307,850	5,408,925

Auto Components Total		16,749,195

Automobiles – 0.1%
Thor Industries, Inc.	86,325	2,014,826

Automobiles Total		2,014,826

Distributors – 0.3%
LKQ Corp. (a)	315,200	5,862,720

Distributors Total		5,862,720

Diversified Consumer Services – 1.2%
Career Education Corp. (a)	146,250	2,563,763
Corinthian Colleges, Inc. (a)	194,500	949,160
ITT Educational Services, Inc. (a)	64,025	3,409,971
Matthews International Corp., Class A	66,700	2,100,383
Regis Corp.	126,775	2,126,017
Service Corp. International	562,400	4,324,856
Sotheby’s	147,925	3,936,284
Strayer Education, Inc.	30,700	4,444,746

Diversified Consumer Services Total		23,855,180

Hotels, Restaurants & Leisure – 2.3%
Bally Technologies, Inc. (a)	121,900	3,833,755
Bob Evans Farms, Inc.	67,225	1,717,599
Boyd Gaming Corp. (a)	121,700	844,598
Brinker International, Inc.	226,362	3,565,201
Burger King Holdings, Inc.	203,600	3,349,220
Cheesecake Factory, Inc. (a)	133,300	2,984,587
Chipotle Mexican Grill, Inc. (a)	69,400	10,467,602
International Speedway Corp., Class A	67,225	1,538,780
Life Time Fitness, Inc. (a)	92,100	3,128,637
Panera Bread Co., Class A (a)	70,700	5,651,758
Scientific Games Corp., Class A (a)	145,400	1,484,534
Wendy’s/Arby’s Group, Inc., Class A	740,500	2,880,545
WMS Industries, Inc. (a)	115,100	4,067,634

Hotels, Restaurants & Leisure Total		45,514,450

Household Durables – 1.6%
American Greetings Corp., Class A	87,250	1,683,925
KB Home	163,200	1,682,592
M.D.C. Holdings, Inc.	83,200	2,214,784
Mohawk Industries, Inc. (a)	124,150	5,501,086
NVR, Inc. (a)	12,917	7,803,935
Ryland Group, Inc.	97,250	1,566,698

	Shares	Value ($)
Toll Brothers, Inc. (a)	310,350	5,362,848
Tupperware Brands Corp.	139,475	5,486,946

Household Durables Total		31,302,814

Internet & Catalog Retail – 0.6%
Netflix, Inc. (a)	91,100	11,434,872

Internet & Catalog Retail Total		11,434,872

Media – 0.7%
DreamWorks Animation SKG, Inc., Class A (a)	167,700	4,968,951
Harte-Hanks, Inc.	84,225	861,622
John Wiley & Sons, Inc., Class A	95,600	3,402,404
Lamar Advertising Co., Class A (a)	118,100	3,095,401
Scholastic Corp.	56,500	1,323,795

Media Total		13,652,173

Multiline Retail – 0.9%
99 Cents Only Stores (a)	101,451	1,775,392
Dollar Tree, Inc. (a)	280,825	12,729,797
Saks, Inc. (a)	355,175	2,802,331

Multiline Retail Total		17,307,520

Specialty Retail – 3.7%
Aaron’s, Inc.	179,850	2,929,757
Advance Auto Parts, Inc.	192,900	10,507,263
Aeropostale, Inc. (a)	206,387	4,396,043
American Eagle Outfitters, Inc.	461,399	5,832,083
AnnTaylor Stores Corp. (a)	129,725	1,988,684
Barnes & Noble, Inc.	87,650	1,327,021
Chico’s FAS, Inc.	394,400	3,253,800
Coldwater Creek, Inc. (a)	128,200	552,542
Collective Brands, Inc. (a)	143,200	1,851,576
Dick’s Sporting Goods, Inc. (a)	199,300	4,876,871
Dress Barn, Inc. (a)	132,400	2,760,540
Foot Locker, Inc.	345,625	4,057,638
Guess?, Inc.	129,200	4,174,452
J Crew Group, Inc. (a)	124,000	3,780,760
PETsMART, Inc.	261,200	8,329,668
Rent-A-Center, Inc.	145,225	2,916,118
Tractor Supply Co.	80,200	5,451,996
Williams-Sonoma, Inc.	237,125	6,155,765

Specialty Retail Total		75,142,577

Textiles, Apparel & Luxury Goods – 1.2%
Fossil, Inc. (a)	107,100	5,086,179
Hanesbrands, Inc. (a)	211,000	5,051,340
Phillips-Van Heusen Corp.	125,100	5,714,568
Timberland Co., Class A (a)	94,650	1,521,025
Under Armour, Inc., Class A (a)	83,900	3,009,493
Warnaco Group, Inc. (a)	98,000	4,104,240

Textiles, Apparel & Luxury Goods Total		24,486,845

Consumer Discretionary Total		267,323,172

See Accompanying Notes to Financial Statements.

23

Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples – 4.1%
Beverages – 0.3%
Hansen Natural Corp. (a)	156,700	7,057,768

Beverages Total		7,057,768

Food & Staples Retailing – 0.4%
BJ’s Wholesale Club, Inc. (a)	118,850	4,986,946
Ruddick Corp.	90,450	2,927,866

Food & Staples Retailing Total		7,914,812

Food Products – 1.6%
Corn Products International, Inc.	166,100	5,668,993
Flowers Foods, Inc.	170,100	4,395,384
Green Mountain Coffee Roasters, Inc. (a)	232,300	7,159,486
Lancaster Colony Corp.	43,025	1,960,649
Ralcorp Holdings, Inc. (a)	121,200	7,229,580
Smithfield Foods, Inc. (a)	325,725	5,253,944
Tootsie Roll Industries, Inc.	59,466	1,403,993

Food Products Total		33,072,029

Household Products – 1.0%
Church & Dwight Co., Inc.	156,400	9,576,372
Energizer Holdings, Inc. (a)	154,575	9,745,954

Household Products Total		19,322,326

Personal Products – 0.7%
Alberto-Culver Co.	189,100	5,871,555
NBTY, Inc. (a)	139,900	7,623,151

Personal Products Total		13,494,706

Tobacco – 0.1%
Universal Corp.	53,325	1,901,569

Tobacco Total		1,901,569

Consumer Staples Total		82,763,210

Energy – 5.7%
Energy Equipment & Services – 2.0%
Atwood Oceanics, Inc. (a)	125,100	3,137,508
Exterran Holdings, Inc. (a)	139,299	3,082,687
Helix Energy Solutions Group, Inc. (a)	203,100	1,848,210
Oceaneering International, Inc. (a)	121,700	6,086,217
Patterson-UTI Energy, Inc.	339,525	5,011,389
Pride International, Inc. (a)	387,625	9,128,569
Superior Energy Services, Inc. (a)	173,400	3,728,100
Tidewater, Inc.	114,475	4,588,158
Unit Corp. (a)	89,700	3,056,079

Energy Equipment & Services Total		39,666,917

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 3.7%
Arch Coal, Inc.	358,550	8,070,960
Bill Barrett Corp. (a)	86,200	2,806,672
Cimarex Energy Co.	185,100	12,109,242
Comstock Resources, Inc. (a)	104,300	2,270,611
Forest Oil Corp. (a)	248,150	6,481,678
Frontier Oil Corp.	233,500	2,734,285
Mariner Energy, Inc. (a)	227,800	5,214,342
Newfield Exploration Co. (a)	294,400	14,134,144
Overseas Shipholding Group, Inc.	58,425	1,881,285
Patriot Coal Corp. (a)	166,400	1,710,592
Plains Exploration & Production Co. (a)	309,225	7,384,293
Quicksilver Resources, Inc. (a)	263,100	3,209,820
Southern Union Co.	274,700	6,180,750

Oil, Gas & Consumable Fuels Total		74,188,674

Energy Total		113,855,591

Financials – 20.7%
Capital Markets – 2.1%
Affiliated Managers Group, Inc. (a)	112,700	7,236,467
Apollo Investment Corp.	427,800	4,094,046
Eaton Vance Corp.	261,700	6,801,583
Greenhill & Co., Inc.	47,200	3,324,296
Jefferies Group, Inc.	269,050	6,056,316
Raymond James Financial, Inc.	219,480	5,065,598
SEI Investments Co.	284,900	5,042,730
Waddell & Reed Financial, Inc., Class A	190,750	4,389,158

Capital Markets Total		42,010,194

Commercial Banks – 3.5%
Associated Banc Corp.	381,662	4,602,844
Bancorpsouth, Inc.	162,100	2,066,775
Bank of Hawaii Corp.	106,075	4,737,310
Cathay General Bancorp	173,300	1,661,947
City National Corp.	96,250	4,662,350
Commerce Bancshares, Inc.	162,073	5,790,868
Cullen/Frost Bankers, Inc.	133,650	6,849,562
FirstMerit Corp.	237,874	4,115,220
Fulton Financial Corp.	437,900	3,625,812
International Bancshares Corp.	114,200	1,781,520
PacWest Bancorp	68,600	1,170,316
Prosperity Bancshares, Inc.	102,900	2,927,505
SVB Financial Group (a)	92,100	3,423,357
Synovus Financial Corp.	1,728,300	3,560,298
TCF Financial Corp.	272,925	3,897,369
Trustmark Corp.	125,500	2,393,285

See Accompanying Notes to Financial Statements.

24

Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Valley National Bancorp	355,224	4,628,569
Webster Financial Corp.	147,175	2,368,046
Westamerica Bancorporation	64,750	3,281,530
Wilmington Trust Corp.	201,325	1,771,660

Commercial Banks Total		69,316,143

Consumer Finance – 0.3%
AmeriCredit Corp. (a)	213,850	5,175,170

Consumer Finance Total		5,175,170

Diversified Financial Services – 0.4%
MSCI, Inc., Class A (a)	256,700	7,675,330

Diversified Financial Services Total		7,675,330

Insurance – 4.4%
American Financial Group, Inc.	166,850	4,800,274
Arthur J. Gallagher & Co.	228,600	5,680,710
Brown & Brown, Inc.	260,350	4,957,064
Everest Re Group Ltd.	130,025	10,290,178
Fidelity National Financial, Inc., Class A	506,900	7,355,119
First American Financial Corp.	228,425	3,387,543
Hanover Insurance Group, Inc.	98,975	4,293,536
HCC Insurance Holdings, Inc.	253,775	6,402,743
Mercury General Corp.	78,600	3,082,692
Old Republic International Corp.	531,933	6,798,104
Protective Life Corp.	188,900	3,528,652
Reinsurance Group of America, Inc.	161,400	7,059,636
Stancorp Financial Group, Inc.	104,550	3,725,117
Transatlantic Holdings, Inc.	141,900	6,764,373
Unitrin, Inc.	110,275	2,624,545
W.R. Berkley Corp.	283,570	7,472,069

Insurance Total		88,222,355

Real Estate Investment Trusts (REITs) – 8.2%
Alexandria Real Estate Equities, Inc.	110,100	7,637,637
AMB Property Corp.	371,125	8,829,064
BRE Properties, Inc.	137,200	5,608,736
Camden Property Trust	145,300	6,648,928
Corporate Office Properties Trust SBI MD	130,100	4,696,610
Cousins Properties, Inc.	224,567	1,475,405
Duke Realty Corp.	545,800	6,118,418
Equity One, Inc.	77,600	1,240,824
Essex Property Trust, Inc.	66,400	7,023,128
Federal Realty Investment Trust	135,400	10,735,866
Highwoods Properties, Inc.	158,000	4,942,240
Hospitality Properties Trust	272,275	5,322,976
Liberty Property Trust	249,925	7,590,222

	Shares	Value ($)
Macerich Co.	286,290	11,858,132
Mack-Cali Realty Corp.	174,975	5,397,979
Nationwide Health Properties, Inc.	264,400	10,171,468
OMEGA Healthcare Investors, Inc.	205,200	4,401,540
Potlatch Corp.	88,131	2,952,389
Rayonier, Inc.	176,985	8,371,390
Realty Income Corp.	230,600	7,515,254
Regency Centers Corp.	180,500	6,581,030
Senior Housing Properties Trust	281,200	6,608,200
SL Green Realty Corp.	172,100	10,374,188
UDR, Inc.	357,940	7,366,405
Weingarten Realty Investors	230,800	4,657,544

Real Estate Investment Trusts (REITs) Total		164,125,573

Real Estate Management & Development – 0.3%
Jones Lang LaSalle, Inc.	92,800	7,007,328

Real Estate Management & Development Total		7,007,328

Thrifts & Mortgage Finance – 1.5%
Astoria Financial Corp.	181,500	2,188,890
First Niagara Financial Group, Inc.	461,363	5,208,788
New York Community Bancorp, Inc.	961,103	15,271,927
NewAlliance Bancshares, Inc.	233,900	2,862,936
Washington Federal, Inc.	248,227	3,542,199

Thrifts & Mortgage Finance Total		29,074,740

Financials Total		412,606,833

Health Care – 11.5%
Biotechnology – 1.0%
United Therapeutics Corp. (a)	108,500	5,014,870
Vertex Pharmaceuticals, Inc. (a)	446,275	14,878,809

Biotechnology Total		19,893,679

Health Care Equipment & Supplies – 3.9%
Beckman Coulter, Inc.	154,700	7,060,508
Edwards Lifesciences Corp. (a)	250,100	14,398,257
Gen-Probe, Inc. (a)	109,500	4,930,785
Hill-Rom Holdings, Inc.	139,300	4,471,530
Hologic, Inc. (a)	571,800	8,113,842
IDEXX Laboratories, Inc. (a)	127,200	7,030,344
Immucor, Inc. (a)	154,200	2,713,920
Kinetic Concepts, Inc. (a)	137,700	4,395,384
Masimo Corp.	116,800	2,658,368
ResMed, Inc. (a)	334,600	10,084,844
STERIS Corp.	130,825	3,763,835

See Accompanying Notes to Financial Statements.

25

Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Teleflex, Inc.	88,050	4,231,683
Thoratec Corp. (a)	126,500	4,073,300

Health Care Equipment & Supplies Total		77,926,600

Health Care Providers & Services – 3.3%
Community Health Systems, Inc. (a)	209,450	5,460,361
Health Management Associates, Inc., Class A (a)	552,500	3,453,125
Health Net, Inc. (a)	219,325	5,237,481
Henry Schein, Inc. (a)	201,650	10,647,120
Kindred Healthcare, Inc. (a)	87,100	1,023,425
LifePoint Hospitals, Inc. (a)	122,000	3,711,240
Lincare Holdings, Inc.	219,350	5,049,437
Mednax, Inc. (a)	104,000	4,819,360
Omnicare, Inc.	265,325	5,094,240
Owens & Minor, Inc.	139,250	3,712,405
Psychiatric Solutions, Inc. (a)	126,200	4,208,770
Universal Health Services, Inc., Class B	214,300	6,729,020
VCA Antech, Inc. (a)	189,700	3,750,369
WellCare Health Plans, Inc. (a)	93,600	2,322,216

Health Care Providers & Services Total		65,218,569

Health Care Technology – 0.3%
Allscripts-Misys Healthcare Solutions, Inc. (a)	360,800	6,028,968

Health Care Technology Total		6,028,968

Life Sciences Tools & Services – 1.6%
Bio-Rad Laboratories, Inc., Class A (a)	42,600	3,515,778
Charles River Laboratories International, Inc. (a)	146,050	4,125,913
Covance, Inc. (a)	142,750	5,414,507
Mettler-Toledo International, Inc. (a)	74,300	8,216,837
Pharmaceutical Product Development, Inc.	261,600	6,008,952
Techne Corp.	82,300	4,751,179

Life Sciences Tools & Services Total		32,033,166

Pharmaceuticals – 1.4%
Endo Pharmaceuticals Holdings, Inc. (a)	256,600	6,971,822
Medicis Pharmaceutical Corp., Class A	128,600	3,536,500
Perrigo Co.	177,525	10,117,150
Valeant Pharmaceuticals International (a)	138,675	8,000,161

Pharmaceuticals Total		28,625,633

Health Care Total		229,726,615

	Shares	Value ($)
Industrials – 14.5%
Aerospace & Defense – 0.5%
Alliant Techsystems, Inc. (a)	72,975	4,809,052
BE Aerospace, Inc. (a)	225,600	6,079,920

Aerospace & Defense Total		10,888,972

Airlines – 0.4%
AirTran Holdings, Inc. (a)	298,550	1,346,461
Alaska Air Group, Inc. (a)	78,950	3,491,958
JetBlue Airways Corp. (a)	459,080	2,621,347

Airlines Total		7,459,766

Building Products – 0.2%
Lennox International, Inc.	107,100	4,539,969

Building Products Total		4,539,969

Commercial Services & Supplies – 1.6%
Brink’s Co.	105,675	1,994,087
Clean Harbors, Inc. (a)	50,500	3,052,725
Copart, Inc. (a)	148,775	4,917,014
Corrections Corp. of America (a)	251,000	5,599,810
Deluxe Corp.	113,300	1,895,509
Herman Miller, Inc.	125,725	2,064,405
HNI Corp.	99,825	2,332,910
Mine Safety Appliances Co.	66,900	1,525,320
Rollins, Inc.	96,477	1,975,849
Waste Connections, Inc. (a)	171,300	6,466,575

Commercial Services & Supplies Total		31,824,204

Construction & Engineering – 1.4%
AECOM Technology Corp. (a)	253,100	5,694,750
Granite Construction, Inc.	74,475	1,639,195
KBR, Inc.	354,400	8,222,080
Shaw Group, Inc. (a)	186,100	6,029,640
URS Corp. (a)	182,800	6,520,476

Construction & Engineering Total		28,106,141

Electrical Equipment – 1.6%
Acuity Brands, Inc.	96,000	3,719,040
AMETEK, Inc.	234,725	10,090,828
Hubbell, Inc., Class B	132,425	5,956,476
Regal-Beloit Corp.	85,000	4,702,200
Thomas & Betts Corp. (a)	116,500	4,304,675
Woodward Governor Co.	125,400	3,275,448

Electrical Equipment Total		32,048,667

Industrial Conglomerates – 0.2%
Carlisle Companies, Inc.	134,300	3,767,115

Industrial Conglomerates Total		3,767,115

See Accompanying Notes to Financial Statements.

26

Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Machinery – 5.6%
AGCO Corp. (a)	205,275	6,784,339
Bucyrus International, Inc.	178,800	10,279,212
Crane Co.	104,300	3,535,770
Donaldson Co., Inc.	170,300	7,135,570
Gardner Denver, Inc.	115,700	5,523,518
Graco, Inc.	133,787	3,733,995
Harsco Corp.	177,700	3,543,338
IDEX Corp.	179,300	5,341,347
Joy Global, Inc.	227,700	12,919,698
Kennametal, Inc.	180,400	4,546,080
Lincoln Electric Holdings, Inc.	94,000	4,659,580
Nordson Corp.	75,325	4,833,605
Oshkosh Corp. (a)	198,100	4,928,728
Pentair, Inc.	217,675	6,552,017
SPX Corp.	110,125	6,173,608
Terex Corp. (a)	239,900	4,368,579
Timken Co.	175,200	5,730,792
Trinity Industries, Inc.	174,900	2,994,288
Valmont Industries, Inc.	44,200	2,962,726
Wabtec Corp.	105,900	4,503,927

Machinery Total		111,050,717

Marine – 0.4%
Alexander & Baldwin, Inc.	90,700	3,069,288
Kirby Corp. (a)	119,300	4,393,819

Marine Total		7,463,107

Professional Services – 1.0%
Corporate Executive Board Co.	75,600	2,119,824
FTI Consulting, Inc. (a)	103,700	3,399,286
Korn/Ferry International (a)	101,525	1,321,856
Manpower, Inc.	180,675	7,678,687
Navigant Consulting, Inc. (a)	111,700	1,105,830
Towers Watson & Co., Class A	92,800	4,166,720

Professional Services Total		19,792,203

Road & Rail – 1.2%
Con-way, Inc.	118,750	3,112,438
J.B. Hunt Transport Services, Inc.	193,950	6,349,923
Kansas City Southern (a)	224,500	7,536,465
Landstar System, Inc.	110,700	3,982,986
Werner Enterprises, Inc.	97,343	1,941,019

Road & Rail Total		22,922,831

Trading Companies & Distributors – 0.4%
GATX Corp.	102,175	2,789,377
MSC Industrial Direct Co., Class A	97,700	4,354,489

	Shares	Value ($)
United Rentals, Inc. (a)	133,350	1,500,188

Trading Companies & Distributors Total		8,644,054

Industrials Total		288,507,746

Information Technology – 15.1%
Communications Equipment – 1.9%
ADC Telecommunications, Inc. (a)	214,100	2,712,647
Adtran, Inc.	122,075	3,836,817
Ciena Corp. (a)	204,300	2,547,621
CommScope, Inc. (a)	208,453	3,908,494
F5 Networks, Inc. (a)	176,900	15,466,367
Plantronics, Inc.	107,825	2,944,701
Polycom, Inc. (a)	188,100	5,357,088

Communications Equipment Total		36,773,735

Computers & Peripherals – 0.4%
Diebold, Inc.	145,525	3,774,918
NCR Corp. (a)	353,800	4,546,330

Computers & Peripherals Total		8,321,248

Electronic Equipment, Instruments & Components – 2.1%
Arrow Electronics, Inc. (a)	265,775	6,080,932
Avnet, Inc. (a)	335,050	7,672,645
Ingram Micro, Inc., Class A (a)	345,900	5,209,254
Itron, Inc. (a)	88,900	4,800,600
National Instruments Corp.	124,862	3,599,771
Tech Data Corp. (a)	111,950	4,052,590
Trimble Navigation Ltd. (a)	267,700	7,530,401
Vishay Intertechnology, Inc. (a)	411,875	3,167,319

Electronic Equipment, Instruments & Components Total		42,113,512

Internet Software & Services – 0.9%
AOL, Inc. (a)	235,500	5,232,810
Digital River, Inc. (a)	87,400	2,304,738
Equinix, Inc. (a)	100,100	9,130,121
ValueClick, Inc. (a)	179,500	1,956,550

Internet Software & Services Total		18,624,219

IT Services – 2.9%
Acxiom Corp. (a)	175,875	2,179,970
Alliance Data Systems Corp. (a)	117,725	6,614,968
Broadridge Financial Solutions, Inc.	279,800	5,973,730
Convergys Corp. (a)	272,900	2,764,477
CoreLogic, Inc.	229,725	3,967,351

See Accompanying Notes to Financial Statements.

27

Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
DST Systems, Inc.	81,400	3,316,236
Gartner, Inc. (a)	133,725	3,835,233
Global Payments, Inc.	180,100	6,777,163
Hewitt Associates, Inc., Class A (a)	182,800	8,823,756
Lender Processing Services, Inc.	209,300	6,138,769
Mantech International Corp., Class A (a)	49,500	1,751,805
NeuStar, Inc., Class A (a)	165,500	3,664,170
SRA International, Inc., Class A (a)	95,400	1,836,450

IT Services Total		57,644,078

Office Electronics – 0.2%
Zebra Technologies Corp., Class A (a)	127,375	3,645,473

Office Electronics Total		3,645,473

Semiconductors & Semiconductor Equipment – 2.7%
Atmel Corp. (a)	1,016,750	5,897,150
Cree, Inc. (a)	237,175	12,698,349
Fairchild Semiconductor International, Inc. (a)	277,250	2,143,143
Integrated Device Technology, Inc. (a)	358,492	1,835,479
International Rectifier Corp. (a)	155,975	2,862,141
Intersil Corp., Class A	273,000	2,728,635
Lam Research Corp. (a)	279,275	10,084,620
RF Micro Devices, Inc. (a)	598,100	2,918,728
Semtech Corp. (a)	136,300	2,261,899
Silicon Laboratories, Inc. (a)	101,575	3,874,071
Skyworks Solutions, Inc. (a)	391,100	6,985,046

Semiconductors & Semiconductor Equipment Total		54,289,261

Software – 4.0%
ACI Worldwide, Inc. (a)	75,100	1,426,149
Advent Software, Inc. (a)	34,725	1,724,791
ANSYS, Inc. (a)	199,800	7,748,244
Cadence Design Systems, Inc. (a)	596,575	4,056,710
FactSet Research Systems, Inc.	91,600	6,737,180
Fair Isaac Corp.	92,000	2,059,880
Informatica Corp. (a)	202,700	6,518,832
Jack Henry & Associates, Inc.	188,325	4,433,170
Mentor Graphics Corp. (a)	230,675	2,096,836
Micros Systems, Inc. (a)	177,200	6,751,320
Parametric Technology Corp. (a)	256,200	4,368,210
Quest Software, Inc. (a)	136,200	2,918,766
Rovi Corp. (a)	225,200	9,798,452

	Shares	Value ($)
Solera Holdings, Inc.	154,500	6,130,560
Synopsys, Inc. (a)	326,525	7,474,157
TIBCO Software, Inc. (a)	366,700	5,313,483

Software Total		79,556,740

Information Technology Total		300,968,266

Materials – 6.6%
Chemicals – 3.4%
Albemarle Corp.	201,750	8,088,157
Ashland, Inc.	173,300	8,051,518
Cabot Corp.	144,225	4,100,317
Cytec Industries, Inc.	108,075	5,125,997
Intrepid Potash, Inc. (a)	91,200	2,047,440
Lubrizol Corp.	150,500	14,043,155
Minerals Technologies, Inc.	41,500	2,224,400
NewMarket Corp.	25,600	2,573,568
Olin Corp.	174,025	3,116,788
RPM International, Inc.	286,100	4,835,090
Scotts Miracle-Gro Co., Class A	100,350	4,739,530
Sensient Technologies Corp.	109,300	3,030,889
Valspar Corp.	219,050	6,597,786

Chemicals Total		68,574,635

Construction Materials – 0.4%
Martin Marietta Materials, Inc.	100,275	7,340,130

Construction Materials Total		7,340,130

Containers & Packaging – 1.7%
AptarGroup, Inc.	149,800	6,239,170
Greif, Inc., Class A	75,900	4,314,915
Packaging Corp. of America	227,675	5,074,876
Rock-Tenn Co., Class A	86,000	4,143,480
Silgan Holdings, Inc.	118,400	3,538,976
Sonoco Products Co.	221,600	6,969,320
Temple-Inland, Inc.	237,400	3,781,782

Containers & Packaging Total		34,062,519

Metals & Mining – 1.0%
Carpenter Technology Corp.	97,100	3,011,071
Commercial Metals Co.	252,000	3,283,560
Reliance Steel & Aluminum Co.	142,500	5,308,125
Steel Dynamics, Inc.	477,900	6,547,230
Worthington Industries, Inc.	134,700	1,915,434

Metals & Mining Total		20,065,420

Paper & Forest Products – 0.1%
Louisiana-Pacific Corp. (a)	279,900	1,864,134

Paper & Forest Products Total		1,864,134

Materials Total		131,906,838

See Accompanying Notes to Financial Statements.

28

Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.3%
Cincinnati Bell, Inc. (a)	443,875	1,043,106
tw telecom, Inc. (a)	334,800	5,870,718

Diversified Telecommunication Services Total		6,913,824

Wireless Telecommunication Services – 0.5%
Syniverse Holdings, Inc. (a)	153,900	3,165,723
Telephone & Data Systems, Inc.	202,741	5,857,188

Wireless Telecommunication Services Total		9,022,911

Telecommunication Services Total		15,936,735

Utilities – 6.6%
Electric Utilities – 2.0%
Cleco Corp.	133,900	3,793,387
DPL, Inc.	262,525	6,647,133
Great Plains Energy, Inc.	299,154	5,531,358
Hawaiian Electric Industries, Inc.	205,600	4,938,512
IDACORP, Inc.	106,200	3,723,372
NV Energy, Inc.	518,500	6,636,800
PNM Resources, Inc.	191,250	2,187,900
Westar Energy, Inc.	244,125	5,851,676

Electric Utilities Total		39,310,138

Gas Utilities – 2.2%
AGL Resources, Inc.	171,825	6,305,978
Atmos Energy Corp.	205,600	5,818,480
Energen Corp.	158,600	6,769,048
National Fuel Gas Co.	180,775	7,769,709
Questar Corp.	386,400	6,290,592
UGI Corp.	241,000	6,651,600
WGL Holdings, Inc.	111,825	3,944,068

Gas Utilities Total		43,549,475

Independent Power Producers & Energy Traders – 0.2%
Black Hills Corp.	86,500	2,632,195
Dynegy, Inc. (a)	223,140	1,100,080

Independent Power Producers & Energy Traders Total		3,732,275

Multi-Utilities – 1.9%
Alliant Energy Corp.	244,475	8,561,514
MDU Resources Group, Inc.	415,205	7,810,006
NSTAR	235,700	8,963,671
OGE Energy Corp.	214,550	8,378,178
Vectren Corp.	179,200	4,397,568

Multi-Utilities Total		38,110,937

	Shares	Value ($)
Water Utilities – 0.3%
Aqua America, Inc.	302,274	6,009,207

Water Utilities Total		6,009,207

Utilities Total		130,712,032

Total Common Stocks (cost of $1,905,326,622)		1,974,307,038

Short-Term Obligation – 0.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 01/12/15, market value $9,891,438 (repurchase proceeds $9,697,051)	9,697,000	9,697,000

Total Short-Term Obligation (cost of $9,697,000)		9,697,000

Total Investments – 99.5% (cost of $1,915,023,622)(b)		1,984,004,038

Other Assets & Liabilities, Net – 0.5%		10,312,472

Net Assets – 100.0%		1,994,316,510

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,915,023,622.

See Accompanying Notes to Financial Statements.

29

Columbia Mid Cap Index Fund

August 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,974,307,038	$—	$—	$1,974,307,038

Total Short-Term Obligation	—	9,697,000	—	9,697,000

Total Investments	1,974,307,038	9,697,000	—	1,984,004,038

Unrealized Depreciation on Futures Contracts	(1,135,998)	—	—	(1,135,998)

Total	$1,973,171,040	$9,697,000	$—	$1,982,868,040

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Equity Risk
S&P Mid Cap 400 Index	268	$19,325,480	$20,461,478	Sep-2010	$(1,135,998)

On August 31, 2010, cash of $7,415,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	20.7
Information Technology	15.1
Industrials	14.5
Consumer Discretionary	13.4
Health Care	11.5
Materials	6.6
Utilities	6.6
Energy	5.7
Consumer Staples	4.1
Telecommunication Services	0.8

99.0
Short-Term Obligation	0.5
Other Assets & Liabilities	0.5

100.0

See Accompanying Notes to Financial Statements.

30

Investment Portfolio – Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks – 96.4%

	Shares	Value ($)
Consumer Discretionary – 15.0%
Auto Components – 0.2%
Drew Industries, Inc. (a)	65,200	1,247,276
Spartan Motors, Inc.	113,300	440,737
Standard Motor Products, Inc.	65,100	559,860
Superior Industries International, Inc.	80,000	1,166,400

Auto Components Total		3,414,273

Automobiles – 0.1%
Winnebago Industries, Inc. (a)	100,300	860,574

Automobiles Total		860,574

Distributors – 0.0%
Audiovox Corp., Class A (a)	63,900	404,487

Distributors Total		404,487

Diversified Consumer Services – 1.2%
American Public Education, Inc. (a)	63,400	1,575,490
Capella Education Co. (a)	50,300	3,147,774
Coinstar, Inc. (a)	109,400	4,758,900
Hillenbrand, Inc.	214,700	4,085,741
Pre-Paid Legal Services, Inc. (a)	23,100	1,262,415
Universal Technical Institute, Inc. (a)	70,700	1,092,315

Diversified Consumer Services Total		15,922,635

Hotels, Restaurants & Leisure – 3.0%
Biglari Holdings, Inc. (a)	4,205	1,221,132
BJ’s Restaurants, Inc. (a)	73,600	1,761,984
Buffalo Wild Wings, Inc. (a)	62,600	2,617,932
California Pizza Kitchen, Inc. (a)	84,700	1,300,992
CEC Entertainment, Inc. (a)	75,750	2,376,277
Cracker Barrel Old Country Store, Inc.	81,300	3,626,793
DineEquity, Inc. (a)	53,200	1,698,144
Interval Leisure Group, Inc. (a)	137,300	1,717,623
Jack in the Box, Inc. (a)	189,800	3,830,164
Landry’s Restaurants, Inc. (a)	28,000	681,800
Marcus Corp.	72,100	793,100
Monarch Casino & Resort, Inc. (a)	38,900	370,328
Multimedia Games, Inc. (a)	94,600	330,154
O’Charleys, Inc. (a)	64,900	357,599
P.F. Chang’s China Bistro, Inc.	79,900	3,420,519
Papa John’s International, Inc. (a)	72,800	1,733,368
Peet’s Coffee & Tea, Inc. (a)	45,900	1,573,452
Pinnacle Entertainment, Inc. (a)	208,800	2,046,240
Red Robin Gourmet Burgers, Inc. (a)	53,800	996,914
Ruby Tuesday, Inc. (a)	222,400	2,048,304
Ruth’s Hospitality Group, Inc. (a)	98,208	321,140
Shuffle Master, Inc. (a)	184,750	1,468,763

	Shares	Value ($)
Sonic Corp. (a)	210,900	1,617,603
Texas Roadhouse, Inc., Class A (a)	179,800	2,384,148

Hotels, Restaurants & Leisure Total		40,294,473

Household Durables – 1.0%
Blyth, Inc.	20,500	781,460
Ethan Allen Interiors, Inc.	90,400	1,219,496
Helen of Troy Ltd. (a)	105,700	2,352,354
Kid Brands, Inc. (a)	74,300	607,031
La-Z-Boy, Inc. (a)	177,800	1,191,260
M/I Homes, Inc. (a)	63,900	602,577
Meritage Home Corp. (a)	110,600	1,975,316
National Presto Industries, Inc.	16,600	1,660,332
Skyline Corp.	23,400	428,454
Standard Pacific Corp. (a)	341,700	1,192,533
Universal Electronics, Inc. (a)	47,100	901,023

Household Durables Total		12,911,836

Internet & Catalog Retail – 0.6%
Blue Nile, Inc. (a)	50,000	2,053,000
HSN, Inc. (a)	138,500	3,641,165
NutriSystem, Inc.	92,700	1,627,812
PetMed Express, Inc.	79,400	1,226,730

Internet & Catalog Retail Total		8,548,707

Leisure Equipment & Products – 1.4%
Arctic Cat, Inc. (a)	42,100	294,279
Brunswick Corp.	305,300	3,880,363
Callaway Golf Co.	222,100	1,388,125
Jakks Pacific, Inc. (a)	96,200	1,433,380
Nautilus Group, Inc. (a)	71,000	90,170
Polaris Industries, Inc.	114,200	6,090,286
Pool Corp.	170,650	3,148,493
RC2 Corp. (a)	74,200	1,366,022
Sturm Ruger & Co., Inc.	65,900	848,133

Leisure Equipment & Products Total		18,539,251

Media – 0.5%
Arbitron, Inc.	91,800	2,335,392
EW Scripps Co., Class A (a)	104,100	706,839
Live Nation, Inc. (a)	494,760	4,274,726

Media Total		7,316,957

Multiline Retail – 0.1%
Fred’s, Inc., Class A	135,550	1,493,761
Tuesday Morning Corp. (a)	108,100	401,051

Multiline Retail Total		1,894,812

Specialty Retail – 4.0%
Big 5 Sporting Goods Corp.	75,100	891,061
Brown Shoe Co., Inc.	149,675	1,574,581
Buckle, Inc.	88,550	2,120,772
Cabela’s, Inc. (a)	140,100	2,182,758

See Accompanying Notes to Financial Statements.

31

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Consumer Discretionary (continued)
Cato Corp., Class A	102,000	2,340,900
Children’s Place Retail Stores, Inc. (a)	95,600	4,173,896
Christopher & Banks Corp.	123,500	795,340
Finish Line, Inc., Class A	187,499	2,474,987
Genesco, Inc. (a)	82,900	2,092,396
Group 1 Automotive, Inc. (a)	84,600	2,135,304
Gymboree Corp. (a)	101,900	3,834,497
Haverty Furniture Companies, Inc.	64,900	623,689
Hibbett Sports, Inc. (a)	99,500	2,306,410
HOT Topic, Inc.	153,500	796,665
Jo-Ann Stores, Inc. (a)	94,150	3,828,139
Jos. A. Bank Clothiers, Inc. (a)	94,913	3,467,154
Kirkland’s, Inc. (a)	43,100	491,771
Lithia Motors, Inc., Class A	73,500	561,540
Lumber Liquidators Holdings, Inc. (a)	53,800	1,077,614
MarineMax, Inc. (a)	76,100	499,216
Men’s Wearhouse, Inc.	180,700	3,483,896
Midas, Inc. (a)	49,100	340,754
Monro Muffler Brake, Inc.	68,400	2,864,592
OfficeMax, Inc. (a)	292,500	2,848,950
Pep Boys-Manny, Moe & Jack, Inc.	161,000	1,452,220
Sonic Automotive, Inc., Class A (a)	137,900	1,214,899
Stage Stores, Inc.	132,375	1,477,305
Stein Mart, Inc. (a)	91,300	659,643
Zale Corp. (a)	81,900	127,764
Zumiez, Inc. (a)	72,800	1,082,536

Specialty Retail Total		53,821,249

Textiles, Apparel & Luxury Goods – 2.9%
Carter’s, Inc. (a)	204,900	4,577,466
CROCS, Inc. (a)	295,900	3,698,750
Deckers Outdoor Corp. (a)	133,500	5,803,245
Iconix Brand Group, Inc. (a)	248,900	3,791,991
K-Swiss, Inc., Class A (a)	93,400	1,061,958
Liz Claiborne, Inc. (a)	325,900	1,368,780
Maidenform Brands, Inc. (a)	76,800	2,048,256
Movado Group, Inc. (a)	62,100	629,694
Oxford Industries, Inc.	47,900	944,588
Perry Ellis International, Inc. (a)	35,400	649,944
Quiksilver, Inc. (a)	444,500	1,595,755
Skechers U.S.A., Inc., Class A (a)	117,700	2,997,819
Steven Madden Ltd. (a)	84,600	2,912,778
True Religion Apparel, Inc. (a)	87,600	1,540,008
Volcom, Inc. (a)	57,200	891,748
Wolverine World Wide, Inc.	171,000	4,321,170

Textiles, Apparel & Luxury Goods Total		38,833,950

Consumer Discretionary Total		202,763,204

	Shares	Value ($)
Consumer Staples – 3.4%
Beverages – 0.1%
Boston Beer Co., Inc., Class A (a)	34,300	2,253,853

Beverages Total		2,253,853

Food & Staples Retailing – 1.1%
Andersons, Inc.	63,500	2,275,205
Casey’s General Stores, Inc.	130,200	4,898,124
Great Atlantic & Pacific Tea Co., Inc. (a)	95,500	290,320
Nash Finch Co.	43,300	1,700,391
Spartan Stores, Inc.	77,700	1,015,539
United Natural Foods, Inc. (a)	148,900	5,172,786

Food & Staples Retailing Total		15,352,365

Food Products – 1.7%
Cal-Maine Foods, Inc.	43,500	1,291,080
Calavo Growers, Inc.	40,900	802,867
Darling International, Inc. (a)	284,300	2,137,936
Diamond Foods, Inc.	75,200	3,175,696
Hain Celestial Group, Inc. (a)	141,200	3,154,408
J & J Snack Foods Corp.	48,900	1,845,975
Lance, Inc.	111,100	2,389,761
Sanderson Farms, Inc.	67,400	2,898,874
TreeHouse Foods, Inc. (a)	119,900	4,975,850

Food Products Total		22,672,447

Household Products – 0.3%
Central Garden & Pet Co., Class A (a)	222,200	2,075,348
WD-40 Co.	57,200	2,011,724

Household Products Total		4,087,072

Personal Products – 0.1%
Mannatech, Inc. (a)	53,900	124,509
Medifast, Inc. (a)	46,200	1,234,464

Personal Products Total		1,358,973

Tobacco – 0.1%
Alliance One International, Inc. (a)	307,200	1,075,200

Tobacco Total		1,075,200

Consumer Staples Total		46,799,910

Energy – 5.1%
Energy Equipment & Services – 3.1%
Basic Energy Services, Inc. (a)	79,700	572,246
Bristow Group, Inc. (a)	123,900	4,088,700
CARBO Ceramics, Inc.	66,150	5,009,539
Dril-Quip, Inc. (a)	104,400	5,519,628
Gulf Island Fabrication, Inc.	49,400	735,072
Hornbeck Offshore Services, Inc. (a)	80,100	1,265,580

See Accompanying Notes to Financial Statements.

32

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
ION Geophysical Corp. (a)	435,900	1,490,778
Lufkin Industries, Inc.	103,200	3,989,712
Matrix Service Co. (a)	90,800	772,708
Oil States International, Inc. (a)	172,800	7,124,544
Pioneer Drilling Co. (a)	186,600	1,015,104
SEACOR Holdings, Inc. (a)	73,200	5,758,644
Seahawk Drilling, Inc. (a)	40,800	293,760
Superior Well Services, Inc. (a)	63,800	1,411,894
TETRA Technologies, Inc. (a)	260,950	2,189,371

Energy Equipment & Services Total		41,237,280

Oil, Gas & Consumable Fuels – 2.0%
Holly Corp.	150,400	3,911,904
Penn Virginia Corp.	156,800	2,185,792
Petroleum Development Corp. (a)	66,400	1,786,160
Petroquest Energy, Inc. (a)	183,000	1,094,340
SM Energy Co.	216,900	8,240,031
Stone Energy Corp. (a)	145,400	1,644,474
Swift Energy Co. (a)	130,400	3,514,280
World Fuel Services Corp.	204,900	5,233,146

Oil, Gas & Consumable Fuels Total		27,610,127

Energy Total		68,847,407

Financials – 19.2%
Capital Markets – 0.9%
Investment Technology Group, Inc. (a)	150,300	1,997,487
LaBranche & Co., Inc. (a)	146,000	567,940
optionsXpress Holdings, Inc. (a)	146,500	2,086,160
Piper Jaffray Companies, Inc. (a)	53,500	1,477,670
Stifel Financial Corp. (a)	122,500	5,301,800
SWS Group, Inc.	98,250	708,383
TradeStation Group, Inc. (a)	112,700	661,549

Capital Markets Total		12,800,989

Commercial Banks – 6.0%
Bank of the Ozarks, Inc.	44,900	1,649,626
Boston Private Financial Holdings, Inc.	252,900	1,585,683
City Holding Co.	54,400	1,553,120
Columbia Banking System, Inc.	135,500	2,413,255
Community Bank System, Inc.	114,200	2,578,636
East West Bancorp, Inc.	510,200	7,459,124
First Bancorp Puerto Rico (a)	261,700	95,285
First Commonwealth Financial Corp.	314,000	1,554,300
First Financial Bancorp	171,600	2,737,020
First Financial Bankshares, Inc.	71,900	3,211,773
First Midwest Bancorp, Inc.	255,400	2,804,292

	Shares	Value ($)
Glacier Bancorp, Inc.	248,007	3,432,417
Hancock Holding Co.	97,900	2,664,838
Hanmi Financial Corp. (a)	521,400	630,894
Home Bancshares, Inc.	74,150	1,597,191
Independent Bank Corp. MA	73,000	1,530,810
Nara Bancorp, Inc. (a)	115,200	687,744
National Penn Bancshares, Inc.	434,600	2,525,026
NBT Bancorp, Inc.	118,800	2,425,896
Old National Bancorp	300,600	2,771,532
Pinnacle Financial Partners, Inc. (a)	115,000	984,400
PrivateBancorp, Inc.	202,000	2,112,920
S&T Bancorp, Inc.	83,000	1,408,510
Signature Bank (a)	141,000	5,152,140
Simmons First National Corp., Class A	53,300	1,352,754
South Financial Group, Inc. (a)	743,000	210,046
Sterling Bancorp NY	92,600	805,620
Sterling Bancshares, Inc.	351,350	1,742,696
Susquehanna Bancshares, Inc.	447,100	3,536,561
Tompkins Financial Corp.	26,840	986,102
UMB Financial Corp.	103,300	3,293,204
Umpqua Holdings Corp.	394,900	4,106,960
United Bankshares, Inc.	132,100	3,039,621
United Community Banks, Inc. (a)	285,972	709,210
Whitney Holding Corp.	332,700	2,471,961
Wilshire Bancorp, Inc.	67,100	416,020
Wintrust Financial Corp.	107,200	3,083,072

Commercial Banks Total		81,320,259

Consumer Finance – 0.8%
Cash America International, Inc.	101,900	3,121,197
EZCORP, Inc., Class A (a)	169,500	3,047,610
First Cash Financial Services, Inc. (a)	92,500	2,207,050
Rewards Network, Inc.	30,433	421,801
World Acceptance Corp. (a)	54,000	2,200,500

Consumer Finance Total		10,998,158

Diversified Financial Services – 0.5%
Interactive Brokers Group, Inc. (a)	142,500	2,307,075
Portfolio Recovery Associates, Inc. (a)	58,500	3,726,450

Diversified Financial Services Total		6,033,525

Insurance – 2.7%
American Physicians Capital, Inc.	28,266	1,168,516
Amerisafe, Inc. (a)	65,000	1,142,050
Delphi Financial Group, Inc., Class A	164,250	3,662,775
eHealth, Inc. (a)	81,100	821,543
Employers Holdings, Inc.	147,300	2,159,418

See Accompanying Notes to Financial Statements.

33

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Horace Mann Educators Corp.	135,300	2,218,920
Infinity Property & Casualty Corp.	45,600	2,113,560
National Financial Partners Corp. (a)	147,200	1,566,208
Navigators Group, Inc. (a)	44,600	1,865,618
Presidential Life Corp.	71,400	616,896
ProAssurance Corp. (a)	112,100	5,935,695
RLI Corp.	59,700	3,131,862
Safety Insurance Group, Inc.	52,300	2,131,225
Selective Insurance Group, Inc.	183,700	2,729,782
Stewart Information Services Corp.	63,200	659,176
Tower Group, Inc.	155,000	3,326,300
United Fire & Casualty Co.	76,400	1,545,572

Insurance Total		36,795,116

Real Estate Investment Trusts (REITs) – 7.8%
Acadia Realty Trust	138,332	2,481,676
BioMed Realty Trust, Inc.	391,500	6,690,735
Cedar Shopping Centers, Inc.	189,800	1,047,696
Colonial Properties Trust	241,700	3,833,362
DiamondRock Hospitality Co. (a)	532,152	4,661,652
EastGroup Properties, Inc.	92,900	3,274,725
Entertainment Properties Trust	160,300	6,907,327
Extra Space Storage, Inc.	300,700	4,597,703
Franklin Street Properties Corp.	233,600	2,740,128
Healthcare Realty Trust, Inc.	214,800	5,028,468
Home Properties, Inc.	125,300	6,327,650
Inland Real Estate Corp.	247,600	1,908,996
Kilroy Realty Corp.	180,300	5,609,133
Kite Realty Group Trust	218,000	909,060
LaSalle Hotel Properties	240,700	5,071,549
Lexington Realty Trust	387,451	2,584,298
LTC Properties, Inc.	89,000	2,196,520
Medical Properties Trust, Inc.	383,500	3,773,640
Mid-America Apartment Communities, Inc.	113,100	6,386,757
National Retail Properties, Inc.	287,300	6,998,628
Parkway Properties, Inc.	74,400	1,087,728
Pennsylvania Real Estate Investment Trust	169,700	1,775,062
Post Properties, Inc.	167,600	4,257,040
PS Business Parks, Inc.	62,500	3,516,875
Sovran Self Storage, Inc.	95,100	3,591,927
Tanger Factory Outlet Centers	139,600	6,452,312
Urstadt Biddle Properties, Inc., Class A	74,700	1,371,492

Real Estate Investment Trusts (REITs) Total		105,082,139

	Shares	Value ($)

Real Estate Management & Development – 0.1%
Forestar Group Inc. (a)	125,600	1,868,928

Real Estate Management & Development Total		1,868,928

Thrifts & Mortgage Finance – 0.4%
Bank Mutual Corp.	156,800	798,112
Brookline Bancorp, Inc.	203,600	1,905,696
Dime Community Bancshares	88,200	1,101,618
TrustCo Bank Corp. NY	265,100	1,410,332

Thrifts & Mortgage Finance Total		5,215,758

Financials Total		260,114,872

Health Care – 12.4%
Biotechnology – 1.2%
ArQule, Inc. (a)	97,300	507,906
Cubist Pharmaceuticals, Inc. (a)	201,400	4,436,842
Emergent Biosolutions, Inc. (a)	57,800	1,049,648
Martek Biosciences Corp. (a)	114,900	2,507,118
Regeneron Pharmaceuticals, Inc. (a)	223,200	4,905,936
Savient Pharmaceuticals, Inc. (a)	232,800	3,356,976

Biotechnology Total		16,764,426

Health Care Equipment & Supplies – 4.0%
Abaxis, Inc. (a)	76,200	1,376,172
Align Technology, Inc. (a)	224,400	3,596,010
American Medical Systems Holdings, Inc. (a)	260,000	4,737,200
Analogic Corp.	44,500	1,845,860
Cantel Medical Corp.	44,700	642,339
CONMED Corp. (a)	100,600	1,862,106
Cooper Companies, Inc.	160,600	6,478,604
CryoLife, Inc. (a)	98,800	512,772
Cyberonics, Inc. (a)	82,400	1,765,832
Greatbatch, Inc. (a)	80,100	1,758,195
Haemonetics Corp. (a)	88,000	4,583,040
ICU Medical, Inc. (a)	40,000	1,425,200
Integra LifeSciences Holdings Corp. (a)	72,000	2,503,440
Invacare Corp.	111,700	2,557,930
Kensey Nash Corp. (a)	33,600	891,072
Meridian Bioscience, Inc.	140,100	2,561,028
Merit Medical Systems, Inc. (a)	97,200	1,533,816
Micrus Endovascular Corp. (a)	48,500	1,135,385
Natus Medical, Inc. (a)	98,200	1,185,274
Neogen Corp. (a)	77,800	2,273,316
Osteotech, Inc. (a)	62,400	399,360
Palomar Medical Technologies, Inc. (a)	63,900	564,876

See Accompanying Notes to Financial Statements.

34

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
SurModics, Inc. (a)	60,000	721,800
Symmetry Medical, Inc. (a)	124,000	1,114,760
West Pharmaceutical Services, Inc.	114,700	3,856,214
Zoll Medical Corp. (a)	73,900	1,952,438

Health Care Equipment & Supplies Total		53,834,039

Health Care Providers & Services – 4.8%
Air Methods Corp. (a)	37,800	1,378,944
Almost Family, Inc. (a)	27,800	702,506
Amedisys, Inc. (a)	98,499	2,277,297
AMERIGROUP Corp. (a)	178,350	6,581,115
AMN Healthcare Services, Inc. (a)	113,000	502,850
AmSurg Corp. (a)	106,600	1,777,022
Bio-Reference Labs, Inc. (a)	82,400	1,633,168
Catalyst Health Solutions, Inc. (a)	134,200	5,380,078
Centene Corp. (a)	169,200	3,421,224
Chemed Corp.	78,800	3,932,120
Corvel Corp. (a)	24,600	904,788
Cross Country Healthcare, Inc. (a)	106,900	792,129
Ensign Group, Inc.	38,200	635,648
Genoptix, Inc. (a)	60,400	1,039,484
Gentiva Health Services, Inc. (a)	102,600	2,108,430
Hanger Orthopedic Group, Inc. (a)	110,300	1,439,415
Healthspring, Inc. (a)	169,900	3,527,124
Healthways, Inc. (a)	117,600	1,470,000
HMS Holdings Corp. (a)	93,600	4,884,048
IPC The Hospitalist Co., Inc. (a)	47,000	1,097,920
Landauer, Inc.	32,400	1,820,880
LCA-Vision, Inc. (a)	64,400	255,668
LHC Group, Inc. (a)	53,100	1,062,531
Magellan Health Services, Inc. (a)	115,000	5,038,150
Medcath Corp. (a)	63,700	508,963
Molina Healthcare, Inc. (a)	53,300	1,351,688
MWI Veterinary Supply, Inc. (a)	42,300	2,246,130
PharMerica Corp. (a)	105,700	820,232
PSS World Medical, Inc. (a)	197,200	3,620,592
RehabCare Group, Inc. (a)	85,600	1,417,536
Res-Care, Inc. (a)	88,200	1,093,680

Health Care Providers & Services Total		64,721,360

Health Care Technology – 0.4%
Computer Programs & Systems, Inc.	33,700	1,376,982
Omnicell, Inc. (a)	112,100	1,250,475
Quality Systems, Inc.	65,700	3,682,485

Health Care Technology Total		6,309,942

Life Sciences Tools & Services – 0.9%
Affymetrix, Inc. (a)	244,900	1,006,539
Cambrex Corp. (a)	101,200	422,004
Dionex Corp. (a)	60,800	4,408,000

	Shares	Value ($)
Enzo Biochem, Inc. (a)	115,320	408,233
eResearchTechnology, Inc. (a)	146,400	1,084,092
Kendle International, Inc. (a)	51,400	402,462
PAREXEL International Corp. (a)	201,300	4,003,857

Life Sciences Tools & Services Total		11,735,187

Pharmaceuticals – 1.1%
Hi-Tech Pharmacal Co., Inc. (a)	33,300	577,755
Par Pharmaceutical Companies, Inc. (a)	120,900	3,188,133
Salix Pharmaceuticals Ltd. (a)	196,400	7,435,704
Viropharma, Inc. (a)	268,400	3,365,736

Pharmaceuticals Total		14,567,328

Health Care Total		167,932,282

Industrials – 15.9%
Aerospace & Defense – 2.6%
AAR Corp. (a)	134,600	2,067,456
Aerovironment, Inc. (a)	51,500	1,164,930
American Science & Engineering, Inc.	31,000	2,200,070
Applied Signal Technology, Inc.	46,000	903,440
Ceradyne, Inc. (a)	87,700	1,915,368
Cubic Corp.	53,500	2,043,165
Curtiss-Wright Corp.	158,200	4,206,538
Esterline Technologies Corp. (a)	103,500	4,761,000
GenCorp, Inc. (a)	175,500	768,690
Moog, Inc., Class A (a)	156,475	4,882,020
Orbital Sciences Corp. (a)	198,700	2,581,113
Teledyne Technologies, Inc. (a)	124,900	4,518,882
Triumph Group, Inc.	57,500	3,816,850

Aerospace & Defense Total		35,829,522

Air Freight & Logistics – 0.4%
Forward Air Corp.	99,950	2,380,809
HUB Group, Inc., Class A (a)	131,000	3,481,980

Air Freight & Logistics Total		5,862,789

Airlines – 0.3%
Allegiant Travel Co.	52,200	1,964,286
Skywest, Inc.	192,900	2,457,546

Airlines Total		4,421,832

Building Products – 1.2%
A.O. Smith Corp.	79,000	4,056,650
AAON, Inc.	43,100	956,389
Apogee Enterprises, Inc.	96,400	871,456
Gibraltar Industries, Inc. (a)	104,400	793,440
Griffon Corp. (a)	152,200	1,627,018
NCI Building Systems, Inc. (a)	58,140	511,632
Quanex Building Products Corp.	130,600	2,063,480

See Accompanying Notes to Financial Statements.

35

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Simpson Manufacturing Co., Inc.	132,900	2,929,116
Universal Forest Products, Inc.	66,800	1,730,788

Building Products Total		15,539,969

Commercial Services & Supplies – 2.5%
ABM Industries, Inc.	161,500	3,167,015
ATC Technology Corp. (a)	69,300	1,672,209
Bowne & Co., Inc.	138,353	1,531,568
Consolidated Graphics, Inc. (a)	38,700	1,536,777
G&K Services, Inc., Class A	64,000	1,285,760
Geo Group, Inc. (a)	223,200	4,932,720
Healthcare Services Group, Inc.	151,000	3,136,270
Interface, Inc., Class A	194,800	2,497,336
Mobile Mini, Inc. (a)	125,500	1,785,865
Standard Register Co.	43,800	125,706
Sykes Enterprises, Inc. (a)	138,900	1,661,244
Tetra Tech, Inc. (a)	212,800	3,862,320
Unifirst Corp.	49,600	1,947,296
United Stationers, Inc. (a)	83,500	3,748,315
Viad Corp.	70,800	1,122,180

Commercial Services & Supplies Total		34,012,581

Construction & Engineering – 0.8%
Comfort Systems USA, Inc.	131,100	1,367,373
Dycom Industries, Inc. (a)	133,300	1,071,732
EMCOR Group, Inc. (a)	228,700	5,200,638
Insituform Technologies, Inc., Class A (a)	135,300	2,754,708
Orion Marine Group, Inc. (a)	92,900	1,042,338

Construction & Engineering Total		11,436,789

Electrical Equipment – 1.6%
AZZ, Inc.	42,800	1,709,432
Baldor Electric Co.	145,300	5,097,124
Belden, Inc.	161,250	3,531,375
Brady Corp., Class A	181,100	4,665,136
Encore Wire Corp.	65,500	1,197,995
II-VI, Inc. (a)	89,200	3,067,588
Powell Industries, Inc. (a)	30,300	862,338
Vicor Corp.	67,600	913,276

Electrical Equipment Total		21,044,264

Industrial Conglomerates – 0.2%
Standex International Corp.	43,000	1,011,790
Tredegar Corp.	72,100	1,183,882

Industrial Conglomerates Total		2,195,672

Machinery – 3.8%
Actuant Corp., Class A	234,200	4,641,844
Albany International Corp., Class A	95,200	1,689,800
Astec Industries, Inc. (a)	68,600	1,763,020

	Shares	Value ($)
Badger Meter, Inc.	51,700	1,928,410
Barnes Group, Inc.	149,900	2,279,979
Briggs & Stratton Corp.	172,600	3,132,690
Cascade Corp.	31,700	989,674
CIRCOR International, Inc.	58,900	1,640,365
CLARCOR, Inc.	173,900	5,849,996
EnPro Industries, Inc. (a)	70,900	1,936,279
ESCO Technologies, Inc.	91,200	2,840,880
Federal Signal Corp.	213,700	1,126,199
John Bean Technologies Corp.	97,100	1,443,877
Kaydon Corp.	115,300	3,736,873
Lindsay Corp.	43,100	1,589,097
Lydall, Inc. (a)	58,800	405,132
Mueller Industries, Inc.	130,000	3,065,400
Robbins & Myers, Inc.	113,600	2,687,776
Toro Co.	112,000	5,588,800
Watts Water Technologies, Inc., Class A	101,500	3,049,060

Machinery Total		51,385,151

Professional Services – 0.8%
Administaff, Inc.	78,500	1,697,170
CDI Corp.	43,900	486,851
Dolan Co. (a)	104,500	958,265
Exponent, Inc. (a)	47,800	1,474,152
Heidrick & Struggles International, Inc.	60,200	1,045,674
Kelly Services, Inc., Class A (a)	91,700	957,348
On Assignment, Inc. (a)	125,600	546,360
School Specialty, Inc. (a)	55,300	720,559
SFN Group, Inc. (a)	179,000	973,760
TrueBlue, Inc. (a)	152,000	1,640,080
Volt Information Sciences, Inc. (a)	41,700	263,544

Professional Services Total		10,763,763

Road & Rail – 0.9%
Arkansas Best Corp.	87,300	1,800,126
Heartland Express, Inc.	181,368	2,640,718
Knight Transportation, Inc.	201,600	3,798,144
Old Dominion Freight Line, Inc. (a)	144,675	3,372,374

Road & Rail Total		11,611,362

Trading Companies & Distributors – 0.8%
Applied Industrial Technologies, Inc.	128,525	3,444,470
Kaman Corp.	89,400	1,910,478
Lawson Products, Inc.	13,800	187,128
Watsco, Inc.	111,700	5,735,795

Trading Companies & Distributors Total		11,277,871

Industrials Total		215,381,565

See Accompanying Notes to Financial Statements.

36

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 16.9%
Communications Equipment – 2.0%
Arris Group, Inc. (a)	437,300	3,572,741
Bel Fuse, Inc., Class B	40,100	743,053
Black Box Corp.	60,500	1,706,100
Blue Coat Systems, Inc. (a)	147,000	2,768,010
Comtech Telecommunications Corp. (a)	97,600	1,988,112
DG FastChannel, Inc. (a)	85,200	1,349,568
Digi International, Inc. (a)	86,000	651,880
EMS Technologies, Inc. (a)	52,800	766,656
Harmonic, Inc. (a)	334,200	1,941,702
NETGEAR, Inc. (a)	121,400	2,563,968
Network Equipment Technologies, Inc. (a)	103,600	280,756
PC-Tel, Inc. (a)	65,800	377,692
Symmetricom, Inc. (a)	151,300	768,604
Tekelec (a)	235,600	2,582,176
Tollgrade Communications, Inc. (a)	43,600	315,664
ViaSat, Inc. (a)	137,600	4,809,120

Communications Equipment Total		27,185,802

Computers & Peripherals – 0.8%
Avid Technology, Inc. (a)	99,675	1,104,399
Compellent Technologies, Inc. (a)	78,800	1,203,276
Hutchinson Technology, Inc. (a)	80,600	231,322
Intermec, Inc. (a)	170,400	1,790,904
Intevac, Inc. (a)	76,800	723,456
Novatel Wireless, Inc. (a)	107,800	626,318
Stratasys, Inc. (a)	70,700	1,605,597
Synaptics, Inc. (a)	116,800	3,085,856

Computers & Peripherals Total		10,371,128

Electronic Equipment, Instruments & Components – 3.5%
Agilysys, Inc. (a)	69,300	300,762
Anixter International, Inc. (a)	97,600	4,477,888
Benchmark Electronics, Inc. (a)	217,425	3,050,473
Brightpoint, Inc. (a)	242,940	1,447,922
Checkpoint Systems, Inc. (a)	136,200	2,497,908
Cogent, Inc. (a)	160,600	1,766,600
Cognex Corp.	136,800	2,667,600
CTS Corp.	117,200	942,288
Daktronics, Inc.	119,000	1,095,990
DTS, Inc. (a)	60,000	2,103,000
Electro Scientific Industries, Inc. (a)	95,100	1,031,835
FARO Technologies, Inc. (a)	55,600	1,019,704
Gerber Scientific, Inc. (a)	86,800	480,004
Insight Enterprises, Inc. (a)	159,400	2,094,516
Keithley Instruments, Inc.	46,800	432,900
Littelfuse, Inc. (a)	75,600	2,815,344

	Shares	Value ($)
LoJack Corp. (a)	63,200	209,824
Mercury Computer Systems, Inc. (a)	81,700	904,419
Methode Electronics, Inc.	128,400	1,146,612
MTS Systems Corp.	56,400	1,503,060
Newport Corp. (a)	126,500	1,197,955
OSI Systems, Inc. (a)	62,900	1,860,582
Park Electrochemical Corp.	70,900	1,694,510
Plexus Corp. (a)	139,200	3,204,384
RadiSys Corp. (a)	83,000	751,980
Rogers Corp. (a)	54,400	1,457,920
ScanSource, Inc. (a)	92,600	2,311,296
SYNNEX Corp. (a)	73,000	1,683,380
Technitrol, Inc.	142,200	527,562
TTM Technologies, Inc. (a)	149,000	1,230,740

Electronic Equipment, Instruments & Components Total		47,908,958

Internet Software & Services – 0.9%
comScore, Inc. (a)	85,500	1,555,245
DealerTrack Holdings, Inc. (a)	139,000	2,049,555
InfoSpace, Inc. (a)	123,600	866,436
j2 Global Communications, Inc. (a)	155,800	3,360,606
Knot, Inc. (a)	103,600	731,416
Perficient, Inc. (a)	105,800	918,344
Stamps.com, Inc. (a)	36,500	417,560
United Online, Inc.	300,500	1,481,465

Internet Software & Services Total		11,380,627

IT Services – 1.5%
CACI International, Inc., Class A (a)	104,300	4,256,483
CIBER, Inc. (a)	238,700	654,038
CSG Systems International, Inc. (a)	117,400	2,148,420
Forrester Research, Inc. (a)	51,300	1,574,397
Heartland Payment Systems, Inc.	130,500	1,846,575
Integral Systems, Inc. (a)	60,400	408,304
MAXIMUS, Inc.	60,200	3,233,342
NCI, Inc., Class A (a)	24,000	459,600
Startek, Inc. (a)	41,100	182,073
TeleTech Holdings, Inc. (a)	110,300	1,398,604
Wright Express Corp. (a)	133,800	4,296,318

IT Services Total		20,458,154

Semiconductors & Semiconductor Equipment – 4.6%
Actel Corp. (a)	90,500	1,294,150
Advanced Energy Industries, Inc. (a)	114,800	1,619,828
ATMI, Inc. (a)	108,600	1,387,365
Brooks Automation, Inc. (a)	224,130	1,519,601
Cabot Microelectronics Corp. (a)	81,500	2,439,295
Cohu, Inc.	81,300	933,324

See Accompanying Notes to Financial Statements.

37

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Cymer, Inc. (a)	103,800	3,054,834
Cypress Semiconductor Corp. (a)	565,400	5,984,759
Diodes, Inc. (a)	121,049	1,785,473
DSP Group, Inc. (a)	79,800	537,054
Exar Corp. (a)	151,100	821,984
FEI Co. (a)	131,000	2,182,460
Hittite Microwave Corp. (a)	74,600	3,174,230
Kopin Corp. (a)	229,700	646,606
Kulicke & Soffa Industries, Inc. (a)	241,800	1,387,932
Micrel, Inc.	148,700	1,315,252
Microsemi Corp. (a)	286,300	4,008,200
MKS Instruments, Inc. (a)	172,800	2,982,528
Pericom Semiconductor Corp. (a)	87,400	738,530
Rudolph Technologies, Inc. (a)	107,600	850,578
Sigma Designs, Inc. (a)	93,000	883,500
Standard Microsystems Corp. (a)	77,300	1,400,676
Supertex, Inc. (a)	44,600	981,646
Tessera Technologies, Inc. (a)	173,200	2,632,640
TriQuint Semiconductor, Inc. (a)	535,300	3,720,335
Ultratech, Inc. (a)	82,600	1,371,986
Varian Semiconductor Equipment Associates, Inc. (a)	257,225	6,384,324
Veeco Instruments, Inc. (a)	139,800	4,645,554
Volterra Semiconductor Corp. (a)	92,600	1,856,630

Semiconductors & Semiconductor Equipment Total		62,541,274

Software – 3.6%
Blackbaud, Inc.	154,500	3,216,690
CommVault Systems, Inc. (a)	148,900	3,655,495
Concur Technologies, Inc. (a)	149,600	6,996,792
Ebix, Inc. (a)	107,600	2,005,664
Epicor Software Corp. (a)	163,300	1,108,807
EPIQ Systems, Inc.	113,700	1,415,565
Interactive Intelligence, Inc. (a)	44,500	663,495
JDA Software Group, Inc. (a)	126,500	2,905,705
Manhattan Associates, Inc. (a)	78,300	2,039,323
MicroStrategy, Inc., Class A (a)	31,300	2,439,209
Netscout Systems, Inc. (a)	121,200	1,918,596
Phoenix Technologies Ltd. (a)	120,900	489,645
Progress Software Corp. (a)	145,400	3,883,634
Radiant Systems, Inc. (a)	97,200	1,740,852
Smith Micro Software, Inc. (a)	105,200	804,780
Sonic Solutions (a)	105,700	850,885
Sourcefire, Inc. (a)	59,600	1,512,052
Take-Two Interactive Software, Inc. (a)	291,550	2,425,696
Taleo Corp., Class A (a)	133,700	3,426,731
THQ, Inc. (a)	233,650	829,458
Tyler Technologies, Inc. (a)	95,400	1,651,374

	Shares	Value ($)
Websense, Inc. (a)	149,000	2,898,050

Software Total		48,878,498

Information Technology Total		228,724,441

Materials – 3.9%
Chemicals – 1.8%
A. Schulman, Inc.	108,600	1,973,262
American Vanguard Corp.	71,600	473,276
Arch Chemicals, Inc.	86,600	2,660,352
Balchem Corp.	97,250	2,377,762
Calgon Carbon Corp. (a)	192,100	2,397,408
H.B. Fuller Co.	168,700	3,203,613
LSB Industries, Inc. (a)	60,000	994,800
OM Group, Inc. (a)	106,400	2,723,840
Penford Corp. (a)	39,200	190,512
PolyOne Corp. (a)	319,900	3,119,025
Quaker Chemical Corp.	38,500	1,139,985
Stepan Co.	26,600	1,474,970
Zep, Inc.	74,850	1,295,654

Chemicals Total		24,024,459

Construction Materials – 0.5%
Eagle Materials, Inc.	151,300	3,472,335
Headwaters, Inc. (a)	208,400	639,788
Texas Industries, Inc.	95,800	2,896,992

Construction Materials Total		7,009,115

Containers & Packaging – 0.0%
Myers Industries, Inc.	97,400	620,438

Containers & Packaging Total		620,438

Metals & Mining – 0.8%
A.M. Castle & Co. (a)	57,700	804,338
AMCOL International Corp.	86,500	2,259,380
Brush Engineered Materials, Inc. (a)	69,900	1,681,095
Century Aluminum Co. (a)	198,100	1,981,000
Olympic Steel, Inc.	31,200	687,648
RTI International Metals, Inc. (a)	103,700	2,862,120

Metals & Mining Total		10,275,581

Paper & Forest Products – 0.8%
Buckeye Technologies, Inc.	135,300	1,607,364
Clearwater Paper Corp. (a)	39,600	2,691,216
Deltic Timber Corp.	37,100	1,514,793
Neenah Paper, Inc.	50,700	746,304
Schweitzer-Mauduit International, Inc.	63,300	3,408,072
Wausau Paper Corp. (a)	169,100	1,070,403

Paper & Forest Products Total		11,038,152

Materials Total		52,967,745

See Accompanying Notes to Financial Statements.

38

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.3%
Cbeyond, Inc. (a)	93,700	1,119,715
General Communication, Inc., Class A (a)	153,900	1,386,639
Neutral Tandem, Inc. (a)	113,900	1,287,070

Diversified Telecommunication Services Total		3,793,424

Wireless Telecommunication Services – 0.2%
NTELOS Holdings Corp.	103,300	1,671,394
USA Mobility, Inc.	76,300	1,095,668

Wireless Telecommunication Services Total		2,767,062

Telecommunication Services Total		6,560,486

Utilities – 4.1%
Electric Utilities – 1.1%
ALLETE, Inc.	103,900	3,695,723
Central Vermont Public Service Corp.	41,300	818,979
El Paso Electric Co. (a)	150,900	3,463,155
UIL Holdings Corp.	103,433	2,739,940
Unisource Energy Corp.	124,400	4,046,732

Electric Utilities Total		14,764,529

Gas Utilities – 2.1%
Laclede Group, Inc.	76,800	2,557,440
New Jersey Resources Corp.	142,450	5,300,565
Northwest Natural Gas Co.	91,600	4,162,304
Piedmont Natural Gas Co.	247,400	6,749,072
South Jersey Industries, Inc.	103,000	4,839,970
Southwest Gas Corp.	156,500	4,921,925

Gas Utilities Total		28,531,276

Multi-Utilities – 0.7%
Avista Corp.	189,300	3,950,691
CH Energy Group, Inc.	54,500	2,296,630
NorthWestern Corp.	124,800	3,509,376

Multi-Utilities Total		9,756,697

Water Utilities – 0.2%
American States Water Co.	64,000	2,133,120

Water Utilities Total		2,133,120

Utilities Total		55,185,622

Total Common Stocks (cost of $1,290,672,617)		1,305,277,534

	Shares	Value ($)
Investment Company – 1.0%
iShares S&P SmallCap 600 Index Fund	238,900	12,721,425

Total Investment Company (cost of $10,475,991)		12,721,425

Short-Term Obligation – 2.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 01/12/15, market value $29,236,594 (repurchase proceeds $28,662,151)	28,662,000	28,662,000

Total Short-Term Obligation (cost of $28,662,000)		28,662,000

Total Investments – 99.5% (cost of $1,329,810,608) (b)		1,346,660,959

Other Assets & Liabilities, Net – 0.5%		7,058,883

Net Assets – 100.0%		1,353,719,842

Notes to Investment Portfolio:

(a)	Non-income producing security.
(b)	Cost for federal income tax purposes is $1,329,810,608.

See Accompanying Notes to Financial Statements.

39

\

Columbia Small Cap Index Fund

August 31, 2010 (Unaudited)

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,305,277,534	$—	$—	$1,305,277,534

Total Investment Company	12,721,425	—	—	12,721,425

Total Short-Term Obligation	—	28,662,000	—	28,662,000

Total Investments	1,317,998,959	28,662,000	—	1,346,660,959

Unrealized Depreciation on Futures Contracts	(2,390,840)	—	—	(2,390,840)

Total	$1,315,608,119	$28,662,000	$—	$1,344,270,119

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	19.2
Information Technology	16.9
Industrials	15.9
Consumer Discretionary	15.0
Health Care	12.4
Energy	5.1
Utilities	4.1
Materials	3.9
Consumer Staples	3.4
Telecommunication Services	0.5

96.4
Short-Term Obligation	2.1
Investment Company	1.0
Other Asset & Liabilities, Net	0.5

100.0

At August 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Equity Risk Russell 2000 Mini Index	575	$34,592,000	$36,982,840	Sep-2010	$(2,390,840)

On August 31, 2010, cash of $3,100,000 was pledged as collateral for open futures contracts and was being held at the broker of the futures contracts.

See Accompanying Notes to Financial Statements.

40

Statements of Assets and Liabilities – Index Funds

August 31, 2010 (Unaudited)

	($)	($)	($)	($)
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Assets
Unaffiliated investments, at identified cost	2,385,928,192	349,632,649	1,915,023,622	1,329,810,608
Affiliated investments, at identified cost	1,652,589	—	—	—

Total investments, at identified cost	2,387,580,781	349,632,649	1,915,023,622	1,329,810,608

Unaffiliated investments, at value	2,551,696,680	414,334,551	1,984,004,038	1,346,660,959
Affiliated investments, at value	2,939,515	—	—	—

Total investments, at value	2,554,636,195	414,334,551	1,984,004,038	1,346,660,959

Cash	370	502	391	96
Cash collateral for open futures contracts	—	—	7,415,000	3,100,000
Receivable for:
Investments sold	—	—	—	2,125,030
Fund shares sold	1,960,852	283,935	2,269,539	1,878,212
Dividends	7,749,023	1,240,166	2,215,650	713,965
Interest	246	26	51	151
Futures variation margin	166,400	17,341	16,848	45,339
Expense reimbursement due from investment advisor	139,954	—	61,013	3,729
Trustees’ deferred compensation plan	8,926	—	—	5,482
Prepaid expenses	—	10,638	41,934	—

Total assets	2,564,661,966	415,887,159	1,996,024,464	1,354,532,963

Liabilities
Payable for:
Fund shares repurchased	1,096,973	406,971	1,205,196	481,504
Investment advisory fee	226,719	131,873	175,773	119,995
Administration fee	226,727	55,112	164,107	119,995
Pricing and bookkeeping fees	—	9,188	12,526	—
Transfer agent fee	—	—	9,891	—
Trustees’ fees	59,220	64,530	42,764	60,821
Custody fee	—	7,783	11,958	—
Distribution and service fees	66,320	2,342	42,695	24,983
Trustees’ deferred compensation plan	8,926	—	—	5,482
Other liabilities	1,104	31,214	43,044	341

Total liabilities	1,685,989	709,013	1,707,954	813,121

Net Assets	2,562,975,977	415,178,146	1,994,316,510	1,353,719,842

See Accompanying Notes to Financial Statements.

41

Statements of Assets and Liabilities (continued) – Index Funds

August 31, 2010 (Unaudited)

	($)	($)	($)	($)
	Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Net Assets Consist of
Paid-in capital	2,673,127,621	581,387,085	1,939,662,474	1,359,070,964
Undistributed net investment income	25,472,842	3,325,473	12,063,094	5,562,039
Accumulated net realized loss	(301,353,762)	(234,117,226)	(25,253,476)	(25,372,672)
Net unrealized appreciation (depreciation) on:
Investments	167,055,414	64,701,902	68,980,416	16,850,351
Futures contracts	(1,326,138)	(119,088)	(1,135,998)	(2,390,840)

Net Assets	2,562,975,977	415,178,146	1,994,316,510	1,353,719,842

Class A
Net assets	$291,344,348	$10,289,063	$194,925,188	$114,429,599
Shares outstanding	14,318,031	1,007,905	21,027,072	8,480,814
Net asset value and offering price per share	$20.35	$10.21	$9.27	$13.49

Class B
Net assets	$3,137,304	$—	$—	$—
Shares outstanding	154,061	—	—	—
Net asset value and offering price per share (a)	$20.36	$—	$—	$—

Class R
Net assets	$—	$96,294	$—	$—
Shares outstanding	—	9,446	—	—
Net asset value and offering price per share	$—	$10.19	$—	$—

Class Y
Net assets	$—	$29,231,140	$—	$—
Shares outstanding	—	2,868,212	—	—
Net asset value and offering price per share	$—	$10.19	$—	$—

Class Z
Net assets	$2,268,494,325	$375,561,649	$1,799,391,322	$1,239,290,243
Shares outstanding	110,998,310	36,858,918	194,565,903	91,535,512
Net asset value and offering price per share	$20.44	$10.19	$9.25	$13.54

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements.

42

Statements of Operations – Index Funds

For the Six Months Ended August 31, 2010 (Unaudited)

		($)	($)	($)	($)
		Columbia Large Cap Index Fund	Columbia Large Cap Enhanced Core Fund	Columbia Mid Cap Index Fund	Columbia Small Cap Index Fund
Investment Income	Dividends	28,092,317	5,067,873	14,526,386	7,615,512
	Dividends from affiliates	50,424	—	—	—
	Interest	38,456	3,105	31,260	14,967

	Total Investment Income	28,181,197	5,070,978	14,557,646	7,630,479

Expenses	Investment advisory fee	1,376,665	847,174	1,059,171	749,997
	Administration fee	1,376,665	357,838	989,171	749,997
	Distribution fee:
	Class B	13,568	—	—	—
	Class R	—	268	—	—
	Service fee:
	Class B	4,523	—	—	—
	Distribution and service fees:
	Class A	371,711	14,904	244,778	143,004
	Transfer agent fee:
	Class A, Class R and Class Z	—	250,415	110,165	—
	Class Y	—	22	—	—
	Pricing and bookkeeping fees	—	56,827	72,685	—
	Trustees’ fees	22,424	22,822	20,292	21,925
	Custody fee	—	15,235	31,479	—
	Chief compliance officer expenses	—	412	640	—
	Other expenses	5,478	122,533	185,396	2,743

	Expenses before interest expense	3,171,034	1,688,450	2,713,777	1,667,666
	Interest expense	—	460	—	—

	Total Expenses	3,171,034	1,688,910	2,713,777	1,667,666

	Fees waived or expenses reimbursed by investment advisor	(853,901)	—	(350,633)	(24,667)
	Expense reductions	—	(2)	(22)	—

	Net Expenses	2,317,133	1,688,908	2,363,122	1,642,999

	Net Investment Income	25,864,064	3,382,070	12,194,524	5,987,480

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	6,976,496	31,495,222	30,348,775	41,684,869
	Futures contracts	(568,144)	(418,981)	(3,677,502)	(2,923,482)

	Net realized gain	6,408,352	31,076,241	26,671,273	38,761,387

	Net change in unrealized appreciation (depreciation) on:
	Investments	(140,023,097)	(52,103,505)	(76,140,149)	(90,131,220)
	Futures contracts	(2,077,553)	(352,211)	(1,814,506)	(2,847,987)

	Net change in unrealized appreciation (depreciation)	(142,100,650)	(52,455,716)	(77,954,655)	(92,979,207)

	Net Loss	(135,692,298)	(21,379,475)	(51,283,382)	(54,217,820)

	Net Decrease Resulting from Operations	(109,828,234)	(17,997,405)	(39,088,858)	(48,230,340)

See Accompanying Notes to Financial Statements.

43

Statements of Changes in Net Assets – Index Funds

Increase (Decrease) in Net Assets	Columbia Large Cap Index Fund		Columbia Large Cap Enhanced Core Fund
	(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)	(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations
Net investment income	25,864,064	44,112,683	3,382,070	8,453,363
Net realized gain on investments and futures contracts	6,408,352	21,641,534	31,076,241	2,056,673
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(142,100,650)	789,038,856	(52,455,716)	190,260,766

Net increase (decrease) resulting from operations	(109,828,234)	854,793,073	(17,997,405)	200,770,802

Distributions to Shareholders
From net investment income:
Class A	(740,922)	(3,217,527)	(13,051)	(196,553)
Class B	(4,581)	(37,629)	—	—
Class R	—	—	(75)	(1,165)
Class Y	—	—	(52,697)	(773,782)
Class Z	(6,986,785)	(40,838,070)	(635,089)	(8,510,569)

Total distributions to shareholders	(7,732,288)	(44,093,226)	(700,912)	(9,482,069)

Net Capital Stock Transactions	(4,083,732)	409,998,244	(90,735,605)	(58,647,389)
Increase from regulatory settlements	—	22	—	3,773

Total increase (decrease) in net assets	(121,644,254)	1,220,698,113	(109,433,922)	132,645,117

Net Assets
Beginning of period	2,684,620,231	1,463,922,118	524,612,068	391,966,951
End of period	2,562,975,977	2,684,620,231	415,178,146	524,612,068
Undistributed net investment income at end of period	25,472,842	7,341,066	3,325,473	644,315

See Accompanying Notes to Financial Statements.

44

Statements of Changes in Net Assets (continued) – Index Funds

Increase (Decrease) in Net Assets	Columbia Mid Cap Index Fund		Columbia Small Cap Index Fund
	(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)	(Unaudited) Six Months Ended August 31, 2010 ($)	Year Ended February 28, 2010 ($)
Operations
Net investment income	12,194,524	21,504,888	5,987,480	10,909,786
Net realized gain on investments and futures contracts	26,671,273	37,595,197	38,761,387	17,580,423
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(77,954,655)	681,132,574	(92,979,207)	479,873,892

Net increase (decrease) resulting from operations	(39,088,858)	740,232,659	(48,230,340)	508,364,101

Distributions to Shareholders
From net investment income:
Class A	(5,999)	(1,420,519)	—	(531,824)
Class Z	(776,132)	(19,433,668)	(397,003)	(10,500,067)

Total distributions to shareholders	(782,131)	(20,854,187)	(397,003)	(11,031,891)

Net Capital Stock Transactions	74,783,098	209,114,341	(3,879,640)	215,556,889
Increase from regulatory settlements	—	—	—	6,338

Total increase (decrease) in net assets	34,912,109	928,492,813	(52,506,983)	712,895,437

Net Assets
Beginning of period	1,959,404,401	1,030,911,588	1,406,226,825	693,331,388
End of period	1,994,316,510	1,959,404,401	1,353,719,842	1,406,226,825
Undistributed (overdistributed) net investment income at end of period	12,063,094	650,701	5,562,039	(28,438)

See Accompanying Notes to Financial Statements.

45

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Large Cap Index Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,275,672	71,219,752	8,157,569	157,125,207
Distributions reinvested	34,096	735,441	154,936	3,183,979
Redemptions	(1,578,965)	(34,196,840)	(2,876,267)	(55,850,989)

Net increase	1,730,803	37,758,353	5,436,238	104,458,197

Class B
Subscriptions	3	56	889	15,369
Distributions reinvested	195	4,224	1,679	34,166
Redemptions	(22,503)	(494,350)	(54,899)	(1,026,820)

Net decrease	(22,305)	(490,070)	(52,331)	(977,285)

Class Z
Subscriptions	8,597,052	186,785,672	38,391,355	702,045,640
Distributions reinvested	249,557	5,402,916	1,549,157	31,776,881
Redemptions	(10,734,982)	(233,540,603)	(22,900,844)	(427,305,189)

Net increase (decrease)	(1,888,373)	(41,352,015)	17,039,668	306,517,332

See Accompanying Notes to Financial Statements.

46

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Large Cap Enhanced Core Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	49,977	538,648	116,859	1,131,052
Distributions reinvested	985	10,724	15,299	157,249
Redemptions	(193,995)	(2,095,091)	(264,447)	(2,636,744)

Net decrease	(143,033)	(1,545,719)	(132,289)	(1,348,443)

Class R
Subscriptions	1,027	11,216	6,304	61,414
Distributions reinvested	7	75	112	1,165
Redemptions	(2,004)	(21,815)	(1,396)	(11,676)

Net increase (decrease)	(970)	(10,524)	5,020	50,903

Class Y (a)
Subscriptions	18,744	200,000	5,690,356	53,539,583
Distributions reinvested	3,267	35,483	26,473	281,937
Redemptions	(2,792,174)	(30,585,393)	(78,454)	(818,000)

Net increase (decrease)	(2,770,163)	(30,349,910)	5,638,375	53,003,520

Class Z
Subscriptions	1,095,611	11,845,459	6,113,432	55,650,307
Distributions reinvested	4,885	53,057	139,723	1,425,898
Redemptions	(6,472,418)	(70,727,968)	(17,028,334)	(167,429,574)

Net decrease	(5,371,922)	(58,829,452)	(10,775,179)	(110,353,369)

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

47

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Mid Cap Index Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,609,569	65,545,235	12,078,503	97,893,567
Distributions reinvested	598	5,944	157,418	1,407,319
Redemptions	(3,414,182)	(33,323,153)	(4,762,299)	(38,843,152)

Net increase	3,195,985	32,228,026	7,473,622	60,457,734

Class Z
Subscriptions	24,597,744	242,286,799	55,867,583	430,622,558
Distributions reinvested	48,146	476,643	1,281,976	11,409,592
Redemptions	(20,503,913)	(200,208,370)	(36,866,052)	(293,375,543)

Net increase	4,141,977	42,555,072	20,283,507	148,656,607

See Accompanying Notes to Financial Statements.

48

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Small Cap Index Fund
	(Unaudited) Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,847,368	42,296,992	5,177,725	63,525,376
Distributions reinvested	—	—	39,416	515,540
Redemptions	(1,253,865)	(18,348,516)	(2,208,500)	(26,847,443)

Net increase	1,593,503	23,948,476	3,008,641	37,193,473

Class Z
Subscriptions	6,903,713	103,127,162	32,115,817	364,778,523
Distributions reinvested	16,970	252,517	489,875	6,383,176
Redemptions	(8,905,686)	(131,207,795)	(15,864,879)	(192,798,283)

Net increase (decrease)	(1,985,003)	(27,828,116)	16,740,813	178,363,416

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$21.30		$14.14		$25.64		$27.08	$24.97		$22.67		$21.65

Income from Investment Operations:
Net investment income (c)	0.18		0.34		0.45		0.47	0.39		0.36		0.37	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.08)		7.15		(11.54)		(1.49)	2.14		2.19		1.01

Total from investment operations	(0.90)		7.49		(11.09)		(1.02)	2.53		2.55		1.38

Less Distributions to Shareholders:
From net investment income	(0.05)		(0.33)		(0.41)		(0.42)	(0.42)		(0.25)		(0.36)

Increase from regulatory settlements	—		—	(e)	—		—	—		—		—

Net Asset Value, End of Period	$20.35		$21.30		$14.14		$25.64	$27.08		$24.97		$22.67
Total return (f)(g)	(4.22	)%(h)	53.09%		(43.51)%		(3.92)%	10.20	%(h)	11.27%		6.33%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.39	%(i)	0.39%		0.39	%(j)	0.39%	0.39	%(i)	0.39	%(j)	0.39	%(j)
Interest expense	—		—	%(k)	—		—	—		—	%(k)	—
Net expenses	0.39	%(i)	0.39%		0.39	%(j)	0.39%	0.39	%(i)	0.39	%(j)	0.39	%(j)
Waiver/Reimbursement	0.06	%(i)	0.06%		0.06%		0.06%	0.06	%(i)	0.14	%(l)	0.14	%(l)
Net investment income	1.67	%(i)	1.75%		2.09	%(j)	1.67%	1.63	%(i)	1.53	%(j)	1.67	%(j)
Portfolio turnover rate	1	%(h)	7%		5%		6%	7	%(h)	12%		4%
Net assets, end of period (000s)	$291,344		$268,091		$101,119		$138,795	$87,528		$70,808		$37,088

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	Annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Period Ended March 31,
Class B Shares	2010		2010		2009		2008	2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$21.37		$14.20		$25.70		$27.14	$25.06		$23.49

Income from Investment Operations:
Net investment income (c)	0.10		0.19		0.28		0.24	0.20		0.10
Net realized and unrealized gain (loss) on investments and futures contracts	(1.08)		7.18		(11.53)		(1.48)	2.16		1.55

Total from investment operations	(0.98)		7.37		(11.25)		(1.24)	2.36		1.65

Less Distributions to Shareholders:
From net investment income	(0.03)		(0.20)		(0.25)		(0.20)	(0.28)		(0.08)

Increase from regulatory settlements	—		—	(d)	—		—	—		—

Net Asset Value, End of Period	$20.36		$21.37		$14.20		$25.70	$27.14		$25.06
Total return (e)(f)	(4.60	)%(g)	51.94%		(43.94)%		(4.63)%	9.47	%(g)	7.01	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.14	%(h)	1.14%		1.14	%(i)	1.14%	1.14	%(h)	1.14	%(h)(i)
Interest expense	—		—	%(j)	—		—	—		—	%(j)
Net expenses	1.14	%(h)	1.14%		1.14	%(i)	1.14%	1.14	%(h)	1.14	%(h)(i)
Waiver/Reimbursement	0.06	%(h)	0.06%		0.06%		0.06%	0.06	%(h)	0.12	%(h)(k)
Net investment income	0.89	%(h)	1.01%		1.28	%(i)	0.86%	0.87	%(h)	0.85	%(h)(i)
Portfolio turnover rate	1	%(g)	7%		5%		6%	7	%(g)	12	%(g)
Net assets, end of period (000s)	$3,137		$3,769		$3,248		$7,836	$10,302		$12,071

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class B shares commenced operations on September 23, 2005. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.06% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia Large Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$21.37		$14.18		$25.79		$27.29	$25.15		$22.82		$21.79

Income from Investment Operations:
Net investment income (c)	0.21		0.38		0.51		0.53	0.45		0.42		0.43	(d)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.08)		7.19		(11.59)		(1.49)	2.16		2.22		1.01

Total from investment operations	(0.87)		7.57		(11.08)		(0.96)	2.61		2.64		1.44

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.38)		(0.53)		(0.54)	(0.47)		(0.31)		(0.41)

Increase from regulatory settlements	—		—	(e)	—		—	—		—		—

Net Asset Value, End of Period	$20.44		$21.37		$14.18		$25.79	$27.29		$25.15		$22.82
Total return (f)(g)	(4.07	)%(h)	53.49%		(43.37)%		(3.72)%	10.44	%(h)	11.59%		6.57%

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.14	%(i)	0.14%		0.14	%(j)	0.14%	0.14	%(i)	0.14	%(j)	0.14	%(j)
Interest expense	—		—	%(k)	—		—	—		—	%(k)	—
Net expenses	0.14	%(i)	0.14%		0.14	%(j)	0.14%	0.14	%(i)	0.14	%(j)	0.14	%(j)
Waiver/Reimbursement	0.06	%(i)	0.06%		0.06%		0.06%	0.06	%(i)	0.14	%(l)	0.14	%(l)
Net investment income	1.91	%(i)	2.00%		2.31	%(j)	1.87%	1.87	%(i)	1.78	%(j)	1.92	%(j)
Portfolio turnover rate	1	%(h)	7%		5%		6%	7	%(h)	12%		4%
Net assets, end of period (000s)	$2,268,494		$2,412,760		$1,359,555		$2,358,122	$2,571,196		$2,367,063		$1,486,203

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Not annualized.

(i)	Annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l) Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.08% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.73		$7.24		$12.91		$14.58		$14.13		$13.41		$13.56

Income from Investment Operations:
Net investment income (c)	0.06		0.13		0.18		0.19		0.16		0.17		0.17	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	(0.57)		3.52		(5.69)		(0.85)		1.24		1.42		0.66

Total from investment operations	(0.51)		3.65		(5.51)		(0.66)		1.40		1.59		0.83

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.16)		(0.16)		(0.15)		(0.14)		(0.15)		(0.21)
From net realized gains	—		—		—		(0.86)		(0.81)		(0.72)		(0.77)

Total distributions to shareholders	(0.01)		(0.16)		(0.16)		(1.01)		(0.95)		(0.87)		(0.98)

Increase from regulatory settlements	—		—	(e)	—		—		—		—		—

Net Asset Value, End of Period	$10.21		$10.73		$7.24		$12.91		$14.58		$14.13		$13.41
Total return (f)	(4.74	)%(g)	50.49	%(h)	(42.89	)%(h)	(5.29	)%(h)	10.56	%(g)(h)	12.35	%(h)	6.59	%(h)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.95	%(j)	0.89%		0.75%		0.75%		0.75	%(j)	0.75%		0.75%
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	0.95	%(j)	0.89%		0.75%		0.75%		0.75	%(j)	0.75%		0.75%
Waiver/Reimbursement	—		0.03%		0.07%		0.04%		0.08	%(j)	0.15	%(l)	0.25	%(l)
Net investment income (i)	1.15	%(j)	1.39%		1.63%		1.28%		1.26	%(j)	1.23%		1.27%
Portfolio turnover rate	31	%(g)	122%		246%		207%		230	%(g)	269%		218%
Net assets, end of period (000s)	$10,289		$12,348		$9,291		$17,281		$17,399		$18,508		$17,653

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.22% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Period Ended March 31,
Class R Shares	2010		2010		2009		2008		2007 (a)		2006 (b)
Net Asset Value, Beginning of Period	$10.72		$7.24		$12.90		$14.58		$14.13		$13.68

Income from Investment Operations:
Net investment income (c)	0.05		0.11		0.16		0.16		0.13		0.03
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	(0.57)		3.51		(5.69)		(0.86)		1.23		0.42

Total from investment operations	(0.52)		3.62		(5.53)		(0.70)		1.36		0.45

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.14)		(0.13)		(0.12)		(0.10)		—
From net realized gains	—		—		—		(0.86)		(0.81)		—

Total distributions to shareholders	(0.01)		(0.14)		(0.13)		(0.98)		(0.91)		—

Increase from regulatory settlements	—		—	(d)	—		—		—		—

Net Asset Value, End of Period	$10.19		$10.72		$7.24		$12.90		$14.58		$14.13
Total return (e)	(4.88	)%(f)	50.02	%(g)	(43.01	)%(g)	(5.57	)%(g)	10.30	%(f)(g)	3.29	%(f)(g)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.20	%(i)	1.14%		1.00%		1.00%		1.00	%(i)	1.00	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—		—		—
Net expenses (h)	1.20	%(i)	1.14%		1.00%		1.00%		1.00	%(i)	1.00	%(i)
Waiver/Reimbursement	—		0.03%		0.07%		0.04%		0.08	%(i)	0.09	%(i)(k)
Net investment income (h)	0.89	%(i)	1.08%		1.46%		1.09%		1.02	%(i)	0.91	%(i)
Portfolio turnover rate	31	%(f)	122%		246%		207%		230	%(f)	269	%(f)
Net assets, end of period (000s)	$96		$112		$39		$46		$11		$10

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	Class R shares commenced operations on January 23, 2006. Per share data and total return reflect activity from that date.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

(k)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

54

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended August 31, 2010	Period Ended February 28, 2010 (a)
Net Asset Value, Beginning of Period	$10.70	$9.10

Income from Investment Operations:
Net investment income (b)	0.08	0.11
Net realized and unrealized gain (loss) on investments and futures contracts	(0.57)	1.64

Total from investment operations	(0.49)	1.75

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.15)

Net Asset Value, End of Period	$10.19	$10.70
Total return (c)(d)	(4.60)%	19.23%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.59%	0.57%
Interest expense (f)(g)	—%	—%
Net expenses (e)(f)	0.59%	0.57%
Net investment income (e)(f)	1.42%	1.62%
Portfolio turnover rate (d)	31%	122%
Net assets, end of period (000s)	$29,231	$60,329

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

55

Financial Highlights – Columbia Large Cap Enhanced Core Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$10.70		$7.22		$12.90		$14.60		$14.18		$13.45		$13.59

Income from Investment Operations:
Net investment income (c)	0.08		0.16		0.21		0.23		0.20		0.20		0.20	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	(0.57)		3.50		(5.68)		(0.85)		1.23		1.44		0.67

Total from investment operations	(0.49)		3.66		(5.47)		(0.62)		1.43		1.64		0.87

Less Distributions to Shareholders:
From net investment income	(0.02)		(0.18)		(0.21)		(0.22)		(0.20)		(0.19)		(0.24)
From net realized gains	—		—		—		(0.86)		(0.81)		(0.72)		(0.77)

Total distributions to shareholders	(0.02)		(0.18)		(0.21)		(1.08)		(1.01)		(0.91)		(1.01)

Increase from regulatory settlements	—		—	(e)	—		—		—		—		—

Net Asset Value, End of Period	$10.19		$10.70		$7.22		$12.90		$14.60		$14.18		$13.45
Total return (f)	(4.62	)%(g)	50.82	%(h)	(42.69	)%(h)	(5.10	)%(h)	10.79	%(g)(h)	12.66	%(h)	6.90	%(h)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.70	%(j)	0.64%		0.50%		0.50%		0.50	%(j)	0.50%		0.50%
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	0.70	%(j)	0.64%		0.50%		0.50%		0.50	%(j)	0.50%		0.50%
Waiver/Reimbursement	—		0.03%		0.07%		0.04%		0.08	%(j)	0.15	%(l)	0.25	%(l)
Net investment income (i)	1.40	%(j)	1.65%		1.86%		1.54%		1.52	%(j)	1.49%		1.52%
Portfolio turnover rate	31	%(g)	122%		246%		207%		230	%(g)	269%		218%
Net assets, end of period (000s)	$375,562		$451,824		$382,637		$796,550		$610,807		$495,099		$325,008

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.22% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

56

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010	2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.44		$5.73	$10.86		$12.61	$12.49		$10.92		$10.26

Income from Investment Operations:
Net investment income (c)	0.05		0.09	0.12		0.14	0.12		0.12		0.10
Net realized and unrealized gain (loss) on investments and futures contracts	(0.22)		3.71	(4.55)		(0.64)	0.64		2.15		0.91

Total from investment operations	(0.17)		3.80	(4.43)		(0.50)	0.76		2.27		1.01

Less Distributions to Shareholders:
From net investment income	—	(d)	(0.09)	(0.14)		(0.12)	(0.10)		(0.12)		(0.08)
From net realized gains	—		—	(0.56)		(1.13)	(0.54)		(0.58)		(0.27)

Total distributions to shareholders	—	(d)	(0.09)	(0.70)		(1.25)	(0.64)		(0.70)		(0.35)

Net Asset Value, End of Period	$9.27		$9.44	$5.73		$10.86	$12.61		$12.49		$10.92
Total return (e)(f)	(1.80	)%(g)	66.35%	(42.11)%		(4.94)%	6.61	%(g)(h)	21.37%		10.03%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.45	%(j)	0.43%	0.39%		0.39%	0.39	%(j)	0.39%		0.39%
Interest expense	—		—	—	%(k)	—	—		—	%(k)	—	%(k)
Net expenses (i)	0.45	%(j)	0.43%	0.39%		0.39%	0.39	%(j)	0.39%		0.39%
Waiver/Reimbursement	0.03	%(j)	0.06%	0.10%		0.08%	0.09	%(j)	0.15	%(l)	0.14	%(l)
Net investment income (i)	0.93	%(j)	1.09%	1.36%		1.13%	1.08	%(j)	1.00%		0.96%
Portfolio turnover rate	4	%(g)	15%	28%		26%	18	%(g)	24%		18%
Net assets, end of period (000s)	$194,925		$168,264	$59,374		$72,095	$49,555		$18,115		$9,606

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

57

Financial Highlights – Columbia Mid Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,			Year Ended February 29,	Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010	2009		2008	2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$9.41		$5.71	$10.84		$12.61	$12.52		$10.94		$10.27

Income from Investment Operations:
Net investment income (c)	0.06		0.11	0.15		0.17	0.14		0.14		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.22)		3.69	(4.55)		(0.64)	0.64		2.17		0.91

Total from investment operations	(0.16)		3.80	(4.40)		(0.47)	0.78		2.31		1.04

Less Distributions to Shareholders:
From net investment income	—	(d)	(0.10)	(0.17)		(0.17)	(0.15)		(0.15)		(0.10)
From net realized gains	—		—	(0.56)		(1.13)	(0.54)		(0.58)		(0.27)

Total distributions to shareholders	—	(d)	(0.10)	(0.73)		(1.30)	(0.69)		(0.73)		(0.37)

Net Asset Value, End of Period	$9.25		$9.41	$5.71		$10.84	$12.61		$12.52		$10.94
Total return (e)(f)	(1.66	)%(g)	66.71%	(41.92)%		(4.75)%	6.82	%(g)(h)	21.71%		10.32%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.20	%(j)	0.18%	0.14%		0.14%	0.14	%(j)	0.14%		0.14%
Interest expense	—		—	—	%(k)	—	—		—	%(k)	—	%(k)
Net expenses (i)	0.20	%(j)	0.18%	0.14%		0.14%	0.14	%(j)	0.14%		0.14%
Waiver/Reimbursement	0.03	%(j)	0.06%	0.10%		0.08%	0.09	%(j)	0.15	%(l)	0.14	%(l)
Net investment income (i)	1.17	%(j)	1.35%	1.59%		1.38%	1.30	%(j)	1.25%		1.21%
Portfolio turnover rate	4	%(g)	15%	28%		26%	18	%(g)	24%		18%
Net assets, end of period (000s)	$1,799,391		$1,791,140	$971,538		$1,875,184	$2,033,709		$1,996,247		$1,601,005

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09% and 0.11% for the years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

58

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$13.97		$8.58		$17.70		$22.19		$23.24		$19.16		$17.88

Income from Investment Operations:
Net investment income (c)	0.04		0.08		0.17		0.18		0.10		0.13		0.12
Net realized and unrealized gain (loss) on investments and futures contracts	(0.52)		5.40		(7.25)		(2.05)		0.48		4.32		2.03

Total from investment operations	(0.48)		5.48		(7.08)		(1.87)		0.58		4.45		2.15

Less Distributions to Shareholders:
From net investment income	—		(0.09)		(0.17)		(0.17)		(0.09)		(0.09)		(0.10)
From net realized gains	—		—		(1.87)		(2.45)		(1.54)		(0.28)		(0.77)

Total distributions to shareholders	—		(0.09)		(2.04)		(2.62)		(1.63)		(0.37)		(0.87)

Increase from regulatory settlements	—		—	(d)	—		—		—		—		—

Net Asset Value, End of Period	$13.49		$13.97		$8.58		$17.70		$22.19		$23.24		$19.16
Total return (e)	(3.44	)%(f)(g)	63.90	%(g)	(42.43)%		(9.74)%		3.09	%(f)(g)(h)	23.46	%(g)	12.58	%(g)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.45	%(i)	0.45%		0.45	%(j)	0.45	%(j)	0.45	%(i)(j)	0.46	%(j)	0.46	%(j)
Interest expense	—		—		—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—
Net expenses	0.45	%(i)	0.45%		0.45	%(j)	0.45	%(j)	0.45	%(i)(j)	0.46	%(j)	0.46	%(j)
Waiver/Reimbursement	—	%(i)(k)	—	%(k)	—		—		—	%(i)(k)	0.07	%(l)	0.11	%(l)
Net investment income	0.56	%(i)	0.68%		1.15	%(j)	0.81	%(j)	0.51	%(i)(j)	0.62	%(j)	0.64	%(j)
Portfolio turnover rate	6	%(f)	14%		35%		24%		15	%(f)	20%		16%
Net assets, end of period (000s)	$114,430		$96,238		$33,273		$46,078		$51,681		$45,365		$14,337

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to trading errors. This reimbursement had an impact of less than 0.01% on total return.

(i)	Annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.08% for the fiscal years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

59

Financial Highlights – Columbia Small Cap Index Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended August 31,		Year Ended February 28,				Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2010		2010		2009		2008		2007 (a)		2006 (b)		2005
Net Asset Value, Beginning of Period	$14.01		$8.60		$17.76		$22.27		$23.35		$19.24		$17.95

Income from Investment Operations:
Net investment income (c)	0.06		0.12		0.21		0.23		0.15		0.18		0.16
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		5.40		(7.27)		(2.05)		0.48		4.35		2.04

Total from investment operations	(0.47)		5.52		(7.06)		(1.82)		0.63		4.53		2.20

Less Distributions to Shareholders:
From net investment income	—	(d)	(0.11)		(0.23)		(0.24)		(0.17)		(0.14)		(0.14)
From net realized gains	—		—		(1.87)		(2.45)		(1.54)		(0.28)		(0.77)

Total distributions to shareholders	—	(d)	(0.11)		(2.10)		(2.69)		(1.71)		(0.42)		(0.91)

Increase from regulatory settlements	—		—	(d)	—		—		—		—		—

Net Asset Value, End of Period	$13.54		$14.01		$8.60		$17.76		$22.27		$23.35		$19.24
Total return (e)	(3.33	)%(f)(g)	64.34	%(g)	(42.28)%		(9.52)%		3.34	%(f)(g)(h)	23.80	%(g)	12.84	%(g)

Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	0.20	%(i)	0.20%		0.20	%(j)	0.20	%(j)	0.20	%(i)(j)	0.21	%(j)	0.21	%(j)
Interest expense	—		—		—	%(k)	—	%(k)	—	%(i)(k)	—	%(k)	—
Net expenses	0.20	%(i)	0.20%		0.20	%(j)	0.20	%(j)	0.20	%(i)(j)	0.21	%(j)	0.21	%(j)
Waiver/Reimbursement	—	%(i)(k)	—	%(k)	—		—		—	%(i)(k)	0.07	%(l)	0.11	%(l)
Net investment income	0.82	%(i)	0.95%		1.39	%(j)	1.06	%(j)	0.76	%(i)(j)	0.87	%(j)	0.89	%(j)
Portfolio turnover rate	6	%(f)	14%		35%		24%		15	%(f)	20%		16%
Net assets, end of period (000s)	$1,239,290		$1,309,989		$660,059		$1,244,382		$1,521,291		$1,606,958		$1,072,113

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)	On August 22, 2005, the existing Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to trading errors. This reimbursement had an impact of less than 0.01% on total return.

(i)	Annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Rounds to less than 0.01%.

(l)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% and 0.08% for the fiscal years ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

60

Notes to Financial Statements – Columbia Index Funds

August 31, 2010 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Columbia Large Cap Index Fund

Columbia Large Cap Enhanced Core Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Investment Objectives

Columbia Large Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s 500 Index. Columbia Large Cap Enhanced Core Fund seeks total return before fees and expenses that exceeds the total return of the Standard and Poor’s 500 Index. Columbia Mid Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s MidCap 400 Index. Columbia Small Cap Index Fund seeks total return before fees and expenses that corresponds to the total return of the Standard and Poor’s SmallCap 600 Index.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund each offer two classes of shares: Class A and Class Z shares. Columbia Large Cap Index Fund offers three classes of shares: Class A, Class B and Class Z shares. Columbia Large Cap Enhanced Core Fund offers four classes of shares: Class A, Class R, Class Y and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Columbia Large Cap Index Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A, Class R, Class Y and Class Z shares are offered continuously at net asset value. Class B shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Funds’ prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investments companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value,

61

Columbia Index Funds

August 31, 2010 (Unaudited)

such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Funds may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that that management has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

62

Columbia Index Funds

August 31, 2010 (Unaudited)

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, for Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund are declared and paid semiannually. Distributions from net investment income, if any, for Columbia Large Cap Enhanced Core Fund are declared and paid annually. Net realized capital gains, if any, are distributed at least annually for each of the Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended February 28, 2010 was as follows:

	Ordinary Income	Long-Term Capital Gains
Columbia Large Cap Index Fund	$44,093,226	$—
Columbia Large Cap Enhanced Core Fund	9,482,069	—
Columbia Mid Cap Index Fund	20,854,187	—
Columbia Small Cap Index Fund	11,031,891	—

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Large Cap Index Fund	$674,591,400	$(507,535,986)	$167,055,414
Columbia Large Cap Enhanced Core Fund	80,556,518	(15,854,616)	64,701,902
Columbia Mid Cap Index Fund	382,936,515	(313,956,099)	68,980,416
Columbia Small Cap Index Fund	289,138,517	(272,288,166)	16,850,351

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The following capital loss carryforwards, determined as of February 28, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Columbia Large Cap Index Fund
Expiring in 2011	$100,648,176
Expiring in 2013	19,822,029
Expiring in 2014	13,154,769
Expiring in 2015	108,188,982
Expiring in 2017	19,873,230

Total	$261,687,186

Columbia Large Cap Enhanced Core Fund
Expiring in 2017	$125,697,411
Expiring in 2018	132,297,711

Total	$257,995,122

Columbia Mid Cap Index Fund
Expiring in 2018	$31,857,274

Columbia Small Cap Index Fund
Expiring in 2018	$36,774,231

The availability of a portion of the capital loss carryforwards acquired by Columbia Large Cap Index Fund as a result of its merger with Columbia Large Company Index Fund may be limited in a given year.

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”) acquired a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Funds. In connection with the closing of the Transaction (the “Closing”), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Funds and subsequently changed its name to Columbia Management Investment Advisers, LLC (the “New Advisor”). The New Advisor receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Large Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Columbia Large Cap Enhanced Core Fund	0.35%	0.30%	0.25%	0.20%	0.18%	0.16%
Columbia Mid Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Columbia Small Cap Index Fund	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Prior to the Closing, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provided investment advisory services to the Funds under the same fee structure.

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Columbia Index Funds

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For the six month period ended August 31, 2010, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund’s average daily net assets, were as follows:

Effective Rate
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.35%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Funds under a new Administrative Services Agreement (the “Administrative Agreement”). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Funds, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. For Columbia Large Cap Index Fund and Columbia Small Cap Index Fund, the New Advisor, from the administration fee it receives from each Fund, pays all operating expenses of the Funds, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the New Advisor or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

For Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund, the New Advisor is entitled to receive an administration fee less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

The New Advisor receives a monthly administration fee based on each Fund’s average daily net assets at the following annual rates:

Annual Fee Rate
Columbia Large Cap Index Fund	0.10%
Columbia Large Cap Enhanced Core Fund	0.17%
Columbia Mid Cap Index Fund	0.10%
Columbia Small Cap Index Fund	0.10%

Prior to the Closing, Columbia provided administrative services to the Funds at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Funds entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund pay State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds’ portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds and

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Columbia Index Funds

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subsequently changed its name to Columbia Management Investment Services Corp. (the “New Transfer Agent”). The New Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

Columbia Large Cap Enhanced Core Fund and Columbia Mid Cap Index Fund pay a monthly fee to the Transfer Agent for its services. All share classes of these two Funds, with the exception of Class Y shares (the “Other Share Classes”), pay a monthly service fee (the “aggregate fee”) based on the following:

(i)	an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Funds. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Class Y shares of Columbia Large Cap Enhanced Core Fund pay a monthly service fee based on the following:

(i)	an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Funds. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

Prior to the Closing, Columbia Management Services, Inc. (the “Previous Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund’s initial minimum investment requirements. The Transfer Agent will reduce the expenses paid by a Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the six month period ended August 31, 2010, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Distribution and Shareholder Servicing Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the “New Distributor”).

For the six month period ended August 31, 2010, net CDSC fees paid by shareholders of Columbia Large Cap Index Fund on certain redemptions of Class B shares amounted to $654.

The Trust has adopted a shareholder servicing plan and a distribution plan for the Class B shares of Columbia Large Cap Index Fund, a distribution plan for the Class R shares of Columbia Large Cap Enhanced Core Fund, and a combined distribution and shareholder servicing plan for the Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution

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Columbia Index Funds

August 31, 2010 (Unaudited)

plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the New Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the New Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan*	0.25%	0.25%
Class B Shareholder Servicing Plans**	0.25%	0.25%
Class B Distribution Plans**	0.75%	0.75%
Class R Distribution Plans***	0.50%	0.50%

*	For all Funds

**	For Columbia Large Cap Index Fund

***	For Columbia Large Cap Enhanced Core Fund

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Funds’ shares. There were no changes to the underwriting discount structure of the Funds or the service or distribution fee rates paid by the Funds as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Funds’ expenses so that the Funds’ ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds’ custodian, do not exceed the following annual rates, based on each Fund’s average daily net assets:

Fund	Annual rate
Columbia Large Cap Index Fund	0.14%
Columbia Large Cap Enhanced Core Fund	0.70%
Columbia Mid Cap Index Fund	0.20%
Columbia Small Cap Index Fund	0.20%

These arrangements may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Funds’ expenses in the same manner.

The New Advisor is entitled to recover from Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund and Columbia Small Cap Index Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Prior to May 1, 2010, Columbia was entitled to recover fees waived and/or expenses reimbursed from Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund and Columbia Small Cap Index Fund in the same manner.

At August 31, 2010, the amounts potentially recoverable by the New Advisor pursuant to this arrangement are as follows:

	Amount of Potential Recovery Expiring:				Total Potential Recovery	Amount Expired 8/31/2010	Amount Recovered During the Six Months Ended 8/31/2010
Fund	2/28/2014	2/28/2013	2/29/2012	2/28/2011
Columbia Large Cap Index Fund	$853,901	$1,010,420	$1,330,267	$1,647,710	$4,842,298	$—	$—
Columbia Large Cap Enhanced Core Fund	—	—	431,216	366,741	797,957	—	—
Columbia Small Cap Index Fund	24,667	43,874	—	—	68,541	—	—

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Columbia Index Funds

August 31, 2010 (Unaudited)

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Funds are employees of the New Advisor or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, each Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds’ assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fees” on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the six month period ended August 31, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Large Cap Enhanced Core Fund	2
Columbia Mid Cap Index Fund	22

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Each Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, each Fund may not achieve its investment objectives.

In pursuit of the Funds’ investment objectives, each Fund is exposed to the following market risks:

Equity risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Funds:

Futures Contracts — Each Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Funds’ investment advisor.

Upon entering into a futures contract, a Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

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Columbia Index Funds

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Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six months ended August 31, 2010, the Funds entered into the following number of futures contracts:

Futures Contracts
Columbia Large Cap Index Fund	916
Columbia Large Cap Enhanced Core Fund	370
Columbia Mid Cap Index Fund	4,153
Columbia Small Cap Index Fund	2,373

The following table is a summary of the value of the Funds’ derivative instruments as of August 31, 2010:

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
	Assets	Fair Value*	Liabilities	Fair Value*
Columbia Large Cap Index Fund	Futures Variation Margin	$166,400	$—	$—
Columbia Large Cap Enhanced Core Fund	Futures Variation Margin	17,341	—	—
Columbia Mid Cap Index Fund	Futures Variation Margin	16,848	—	—
Columbia Small Cap Index Fund	Futures Variation Margin	45,339	—	—

*	Includes only current day’s variation margin.

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2010:

		Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity Risk	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Columbia Large Cap Index Fund	Futures Contracts	$(568,144)	$(2,077,553)
Columbia Large Cap Enhanced Core Fund	Futures Contracts	(418,981)	(352,211)
Columbia Mid Cap Index Fund	Futures Contracts	(3,677,502)	(1,814,506)
Columbia Small Cap Index Fund	Futures Contracts	(2,923,482)	(2,847,987)

Note 7. Portfolio Information

For the six month period ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Large Cap Index Fund	$41,219,843	$21,679,493
Columbia Large Cap Enhanced Core Fund	145,209,442	231,697,816
Columbia Mid Cap Index Fund	195,612,688	77,050,834
Columbia Small Cap Index Fund	88,499,186	92,961,150

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Columbia Index Funds

August 31, 2010 (Unaudited)

Note 8. Regulatory Settlements

During the year ended February 28, 2010, the following Funds received payments relating to certain regulatory settlements with third parties that the Funds had participated in during the year:

Amount
Columbia Large Cap Index Fund	$22
Columbia Large Cap Enhanced Core Fund	3,773
Columbia Small Cap Index Fund	6,338

The payments have been included in “Increase from regulatory settlements” on the Statements of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short- term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended August 31, 2010, Columbia Large Cap Enhanced Core Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $5,500,000 at a weighted average interest rate of 1.50%.

Note 10. Shareholder Concentration

As of August 31, 2010, certain shareholder accounts owned of record more than 10% of the outstanding shares of one or more of the Funds. The number of accounts and aggregate percentages of shares outstanding held therein are as follows:

	Number of Accounts	% of Shares Outstanding Held
Columbia Large Cap Index Fund	3	49.0
Columbia Large Cap Enhanced Core Fund	3	84.7
Columbia Mid Cap Index Fund	3	63.3
Columbia Small Cap Index Fund	2	49.6

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the

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Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

71

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance among the

Office of Attorney General of New York State,

Columbia Management Advisors, LLC, and

Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the long-term Nations Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

[3]	Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the “Preliminary Response”), p. 1.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

72

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.[5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a “Long-Term Nations Fund”).

2.	In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

73

Shareholder Meeting Results

Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Small Cap Index Fund and Columbia Mid Cap Index Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Large Cap Index Fund	84,960,482	504,201	284,560	2,531,098
Columbia Large Cap Enhanced Core Fund	48,704,635	43,979	6,340	987,295
Columbia Small Cap Index Fund	77,647,383	774,058	385,722	4,365,757
Columbia Mid Cap Index Fund	167,558,115	148,707	69,782	7,585,853

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for each Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Large Cap Index Fund	84,561,412	899,119	288,710	2,531,099
Columbia Large Cap Enhanced Core Fund	45,908,850	2,843,344	2,759	987,296
Columbia Small Cap Index Fund	76,683,773	1,700,653	422,730	4,365,763
Columbia Mid Cap Index Fund	164,766,408	2,923,322	86,867	7,585,859

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Index Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

77

Index Funds

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1270 A (10/10)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	October 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	October 22, 2010

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	October 22, 2010